                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-00816
                                   ---------------------------------------------

                       AMERICAN CENTURY MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

      4500 MAIN STREET, KANSAS CITY, MISSOURI                     64111
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:        816-531-5575
                                                   -----------------------------

Date of fiscal year end:         10-31
                         -------------------------------------------------------

Date of reporting period:        10-31-2008
                         -------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

ANNUAL REPORT
OCTOBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

ULTRA® FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
October 31, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/ Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

THE PERFECT STORM

The year ended October 31, 2008, was one of the most turbulent periods for the
U.S. equity market since the Great Depression. As the accompanying table shows, stocks declined sharply across the board as a "perfect storm" of negative influences undermined investor confidence and produced a dramatic increase in market volatility.

The biggest impact came from the credit crisis that grew out of the housing and mortgage meltdowns in 2007. Credit conditions deteriorated throughout the one-year period, culminating in a liquidity crisis that led to the downfall of a number of major financial companies. Examples included the government conservatorship of mortgage lenders Fannie Mae and Freddie Mac, the bankruptcy of brokerage firm Lehman Brothers, and the government bailout of insurer
American International Group. Despite efforts by the U.S. government and
Federal Reserve to provide systemic stability, the credit markets remained deeply troubled.

Diminishing economic activity also weighed on the stock market. After decelerating in 2007, the U.S. economy weakened further in 2008 as consumer spending stalled, the housing downturn worsened, and the unemployment rate reached its highest level since 1994. The U.S. economic slowdown spread to other parts of the world, increasing the likelihood of a global recession.

One other noteworthy factor was the parabolic rise and fall of commodity prices. Robust growth in emerging economies combined with speculative excesses boosted the prices of energy and many other commodities to record highs by mid-2008. However, the global economic slowdown led to a sharp reversal in commodity prices during the last few months of the period.

THE GROUNDWORK FOR RECOVERY

The events of the past year have been about correcting global imbalances and domestic excesses--the first step on the road to recovery. It's important to remember that the stock market is a discounting mechanism, trading on estimates of future earnings power. The market decline over the past year discounted the current economic slowdown; similarly, we would expect the market to rebound before we see improvement in the economic data. We don't know when this will happen, but the preconditions for market recovery--significant monetary stimulus and low valuations--are in place.

U.S. Stock Index Returns
For the 12 months ended October 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)       -36.80%
Russell 1000 Value Index             -36.80%
Russell 1000 Growth Index            -36.95%

RUSSELL MIDCAP INDEX                 -40.67%
Russell Midcap Value Index           -38.83%
Russell Midcap Growth Index          -42.65%

RUSSELL 2000 INDEX (SMALL-CAP)       -34.16%
Russell 2000 Value Index             -30.54%
Russell 2000 Growth Index            -37.87%

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2

PERFORMANCE
Ultra

Total Returns as of October 31, 2008
                                              Average Annual Returns
                                                                Since     Inception
                                1 year    5 years   10 years  Inception      Date

INVESTOR CLASS                  -38.02%    -3.03%    -0.77%     10.55%     11/2/81

RUSSELL 1000 GROWTH INDEX(1)    -36.95%    -1.29%    -2.10%    9.37%(2)       --

S&P 500 INDEX(1)                -36.10%    0.26%     0.40%    10.96%(2)       --

Institutional Class             -37.89%    -2.83%    -0.57%     2.10%      11/14/96

A Class(3)
 No sales charge*               -38.19%    -3.27%    -1.01%     1.97%
 With sales charge*             -41.74%    -4.41%    -1.59%     1.48%      10/2/96

B Class
 No sales charge*               -38.64%      --        --      -32.67%
 With sales charge*             -42.64%      --        --      -36.48%     9/28/07

C Class                         -38.63%    -3.99%      --       -2.85%     10/29/01

R Class                         -38.35%    -3.51%      --       -2.57%     8/29/03

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 10/31/81, the date nearest the Investor Class's inception for which data are available.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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3

Ultra

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1998

One-Year Returns Over 10 Years
Periods ended October 31
              1999     2000     2001      2002      2003     2004   2005    2006     2007      2008

Investor
Class        37.94%   9.81%   -31.44%    -12.99%   19.50%   4.46%   6.81%  -1.51%   25.89%   -38.02%

Russell
1000
Growth
Index        34.25%   9.33%   -39.95%    -19.62%   21.81%   3.38%   8.81%  10.84%   19.23%   -36.95%

S&P 500
Index        25.67%   6.09%   -24.90%    -15.11%   20.80%   9.42%   8.72%  16.34%   14.56%   -36.10%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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4

PORTFOLIO COMMENTARY
Ultra

Portfolio Managers: Tom Telford and Steve Lurito

PERFORMANCE SUMMARY

Reflecting the sharp decline in the U.S. stock market, Ultra returned
-38.02%* for the year ended October 31, 2008. By comparison, the fund's benchmark, the Russell 1000 Growth Index, returned -36.95%, and the broad S&P
500 Index returned -36.10%.

In addition to the extreme market volatility, the fund faced additional performance headwinds during the one-year period. Large-cap stocks underperformed their small-cap counterparts, growth stocks trailed value shares in the large-cap segment of the market, and our investment style--emphasizing accelerating growth and price momentum--was out of favor for much of the period. Furthermore, we tilted the portfolio toward larger, higher-quality companies that we believed were more likely to hold up well in an economic downturn. This positioning worked against us for the bulk of the period and only began to add value in the last few months.

As a result, the fund lagged its benchmark index and the broader equity market, but its underperformance was fairly modest given the difficult environment. With one notable exception, stock selection was generally positive across most sectors of the portfolio.

TECHNOLOGY UNDERPERFORMED

From a sector perspective, just one segment of the portfolio had a significant negative impact on performance compared with the Russell 1000 Growth
Index--information technology. Stock selection was the key factor behind our underperformance in this sector, most notably among software makers and communications equipment makers.

Research in Motion (RIM), which makes the popular Blackberry devices, was the biggest individual detractor in the portfolio. Smartphones have become a larger part of the cell phone market, and RIM has been increasing its market share in this lucrative segment. However, the slowing economy put downward pressure on the stock, as did the company's decision to lower its profit margins in an effort to capture additional market share. Although we remain positive on the outlook for RIM over the long term, we trimmed our position in the stock during the period.

Another noteworthy decliner in the technology sector was MEMC Electronic
Materials, which makes silicon wafers used in semiconductors and solar panels.
Demand for silicon wafers was exceeding the company's production capabilities, so MEMC moved to expand its production capacity. Unfortunately, the expansion took longer and cost more than originally planned, and by the time it was up and running, demand for semiconductors--and, to a lesser extent, solar panels--had fallen.

Top Ten Holdings as of October 31, 2008
                                  % of net assets as of     % of net assets as of
                                         10/31/08                  4/30/08

Wal-Mart Stores, Inc.                      5.0%                     1.8%
Apple, Inc.                                3.3%                     2.3%
QUALCOMM, Inc.                             2.8%                     0.7%
Abbott Laboratories                        2.3%                     1.0%
Cisco Systems, Inc.                        2.3%                     3.2%
Union Pacific Corp.                        2.2%                     1.9%
Express Scripts, Inc.                      2.0%                     1.4%
Staples, Inc.                              2.0%                     0.5%
McDonald's Corp.                           1.9%                     1.8%
Philip Morris International,
Inc.                                       1.9%                     1.3%

* All fund returns referenced in this commentary are for Investor Class shares.

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5

Ultra

CONSUMER AND HEALTH CARE STOCKS OUTPERFORMED

Although every sector of the portfolio declined on an absolute basis, the portfolio's consumer and health care stocks added the most value relative to the benchmark index. The main theme among the top relative performance contributors in the consumer sectors was "trading down" as consumers shifted to lower-priced shopping destinations. One beneficiary was discount retailer
Wal-Mart, which successfully allocated its capital more efficiently, boosting cash flows and enabling the company to remodel many of its stores. Fast-food chain McDonald's also benefited from store remodels, as well as improved drive-thru efficiency and revamped menus. The TJX Companies, which owns the
T.J. Maxx and Marshalls apparel chains, and warehouse retailer Costco
Wholesale were other beneficiaries of the trading down trend.

In the health care sector, the top relative performance contributor was pharmacy benefits manager Express Scripts. Increasing use of generic drugs and mail-order prescriptions enhanced the company's profitability. The portfolio's biotechnology holdings also held up well, led by a trio of companies with new products in successful niches--Genzyme, which produces medications for rare chronic genetic diseases; Gilead Sciences, which focuses on HIV drugs; and
Celgene, which develops therapeutic treatments for cancer.

A LOOK AHEAD

We do not expect a rapid recovery in the equity market. Stocks will continue to face challenges as the financial sector deleverages and the economy struggles through a recession. Despite the fund's recent underperformance versus its benchmark, it outperformed the Russell 1000 Growth Index over the past decade, which featured the full spectrum of the economic cycle--recession and expansion. Consequently, we remain confident that our investment approach will generate favorable results over the long term.

Top Five Industries as of October 31, 2008
                                % of net assets as of      % of net assets as of
                                      10/31/08                    4/30/08

Food & Staples Retailing                7.0%                       2.7%
Biotechnology                           6.5%                       2.7%
Software                                5.9%                       5.3%
Communications Equipment                5.8%                       6.6%
Oil, Gas & Consumable Fuels             5.2%                       6.8%

Types of Investments in Portfolio
                                % of net assets as of      % of net assets as of
                                      10/31/08                    4/30/08

Domestic Common Stocks                  94.8%                      90.4%
Foreign Common Stocks(1)                3.5%                       7.9%
TOTAL COMMON STOCKS                     98.3%                      98.3%
Temporary Cash Investments              1.7%                       2.5%
Other Assets and Liabilities            --(2)                     (0.8)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Category is less than 0.005%.

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6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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7

                                                    Expenses Paid
                      Beginning        Ending       During Period*    Annualized
                       Account     Account Value       5/1/08 -         Expense
                    Value 5/1/08      10/31/08         10/31/08         Ratio*
ACTUAL

Investor Class         $1,000         $694.30           $4.22            0.99%

Institutional
Class                  $1,000         $695.00           $3.37            0.79%

A Class                $1,000         $693.20           $5.28            1.24%

B Class                $1,000         $690.60           $8.46            1.99%

C Class                $1,000         $690.80           $8.46            1.99%

R Class                $1,000         $692.40           $6.34            1.49%

HYPOTHETICAL

Investor Class         $1,000        $1,020.16          $5.03            0.99%

Institutional
Class                  $1,000        $1,021.17          $4.01            0.79%

A Class                $1,000        $1,018.90          $6.29            1.24%

B Class                $1,000        $1,015.13          $10.08           1.99%

C Class                $1,000        $1,015.13          $10.08           1.99%

R Class                $1,000        $1,017.65          $7.56            1.49%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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8

SCHEDULE OF INVESTMENTS
Ultra

OCTOBER 31, 2008

Shares                                                            Value

Common Stocks -- 98.3%

AEROSPACE & DEFENSE -- 2.8%
     421,000  Boeing Co.                                   $ 22,005,670
   1,202,000  General Dynamics Corp.                         72,504,640
     666,000  Lockheed Martin Corp.                          56,643,300
                                                         --------------
                                                            151,153,610
                                                         --------------
AIR FREIGHT & LOGISTICS -- 0.3%
     316,000  United Parcel Service, Inc., Class B           16,678,480
                                                         --------------
BEVERAGES -- 3.0%
   1,630,000  Coca-Cola Co. (The)                            71,817,800
   1,622,000  PepsiCo, Inc.                                  92,470,220
                                                         --------------
                                                            164,288,020
                                                         --------------
BIOTECHNOLOGY -- 6.5%
     519,000  Amgen, Inc.(1)                                 31,082,910
   1,375,000  Celgene Corp.(1)                               88,357,500
     866,000  Genentech, Inc.(1)                             71,826,040
   1,112,000  Genzyme Corp.(1)                               81,042,560
   1,731,000  Gilead Sciences, Inc.(1)                       79,366,350
                                                         --------------
                                                            351,675,360
                                                         --------------
CAPITAL MARKETS -- 2.6%
      90,000  BlackRock, Inc.                                11,820,600
   3,997,000  Charles Schwab Corp. (The)                     76,422,640
     583,000  Goldman Sachs Group, Inc. (The)                53,927,500
                                                         --------------
                                                            142,170,740
                                                         --------------
CHEMICALS -- 2.4%
     145,000  Air Products & Chemicals, Inc.                  8,428,850
     620,000  Celanese Corp., Series A                        8,593,200
   1,052,000  Monsanto Co.                                   93,606,960
     213,000  Praxair, Inc.                                  13,876,950
     279,000  Valspar Corp.                                   5,705,550
                                                         --------------
                                                            130,211,510
                                                         --------------
COMMERCIAL BANKS -- 0.8%
     272,000  Cullen/Frost Bankers, Inc.                     15,223,840
     163,000  PNC Financial Services Group, Inc.             10,867,210
     488,000  Wells Fargo & Co.                              16,616,400
                                                         --------------
                                                             42,707,450
                                                         --------------
COMMUNICATIONS EQUIPMENT -- 5.8%
   6,970,000  Cisco Systems, Inc.(1)                        123,856,900
   3,954,000  QUALCOMM, Inc.                                151,280,040
     821,000  Research In Motion Ltd.(1)                     41,403,030
                                                         --------------
                                                            316,539,970
                                                         --------------

Shares                                                            Value

COMPUTERS & PERIPHERALS -- 4.6%
   1,651,000  Apple, Inc.(1)                              $ 177,631,090
   1,747,000  EMC Corp.(1)                                   20,579,660
   1,297,000  Hewlett-Packard Co.                            49,649,160
                                                         --------------
                                                            247,859,910
                                                         --------------
CONSUMER FINANCE -- 0.3%
     416,000  Capital One Financial Corp.                    16,273,920
                                                         --------------
DIVERSIFIED -- 0.2%
     167,000  iShares Russell Midcap Index Fund              10,791,540
                                                         --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.6%
   1,055,000  Bank of America Corp.                          25,499,350
   1,437,000  JPMorgan Chase & Co.                           59,276,250
                                                         --------------
                                                             84,775,600
                                                         --------------
ELECTRICAL EQUIPMENT -- 1.4%
     738,000  ABB Ltd.                                        9,758,057
     218,000  ABB Ltd. ADR                                    2,866,700
   2,000,000  Emerson Electric Co.                           65,460,000
                                                         --------------
                                                             78,084,757
                                                         --------------
ENERGY EQUIPMENT & SERVICES -- 2.8%
     400,000  Baker Hughes, Inc.                             13,980,000
     306,000  Diamond Offshore Drilling, Inc.                27,172,800
     877,000  National Oilwell Varco, Inc.(1)                26,213,530
     969,000  Noble Corp.                                    31,211,490
   1,074,000  Schlumberger Ltd.                              55,472,100
                                                         --------------
                                                            154,049,920
                                                         --------------
FOOD & STAPLES RETAILING -- 7.0%
     599,000  Costco Wholesale Corp.                         34,148,990
   2,729,000  Kroger Co. (The)                               74,938,340
   4,911,000  Wal-Mart Stores, Inc.                         274,082,910
                                                         --------------
                                                            383,170,240
                                                         --------------
FOOD PRODUCTS -- 3.0%
   1,267,000  General Mills, Inc.                            85,826,580
     745,000  Kellogg Co.                                    37,562,900
     985,000  Nestle SA                                      38,394,769
                                                         --------------
                                                            161,784,249
                                                         --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.8%
   1,556,000  Baxter International, Inc.                     94,122,440
     561,000  Becton, Dickinson & Co.                        38,933,400
   1,830,000  Medtronic, Inc.                                73,803,900
                                                         --------------
                                                            206,859,740
                                                         --------------
HEALTH CARE PROVIDERS & SERVICES -- 2.0%
   1,812,000  Express Scripts, Inc.(1)                      109,825,320
                                                         --------------

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9

Ultra

Shares                                                            Value

HOTELS, RESTAURANTS & LEISURE -- 3.0%
   1,831,000  McDonald's Corp.                            $ 106,069,830
   1,969,000  Yum! Brands, Inc.                              57,120,690
                                                         --------------
                                                            163,190,520
                                                         --------------
HOUSEHOLD PRODUCTS -- 0.5%
     475,000  Colgate-Palmolive Co.                          29,811,000
                                                         --------------
INSURANCE -- 0.3%
     351,000  AON Corp.                                      14,847,300
                                                         --------------
INTERNET & CATALOG RETAIL -- 0.4%
     385,000  Amazon.com, Inc.(1)                            22,037,400
                                                         --------------
INTERNET SOFTWARE & SERVICES -- 2.0%
      62,000  Baidu.com, Inc. ADR(1)                         12,772,000
     275,000  Google, Inc., Class A(1)                       98,824,000
                                                         --------------
                                                            111,596,000
                                                         --------------
IT SERVICES -- 2.9%
     890,000  Accenture Ltd., Class A                        29,414,500
     128,000  Global Payments, Inc.                           5,185,280
     565,000  International Business Machines Corp.          52,528,050
     167,000  MasterCard, Inc., Class A                      24,685,940
     398,000  Visa, Inc., Class A                            22,029,300
   1,756,000  Western Union Co. (The)                        26,796,560
                                                         --------------
                                                            160,639,630
                                                         --------------
LEISURE EQUIPMENT & PRODUCTS -- 1.0%
   1,911,000  Hasbro, Inc.                                   55,552,770
                                                         --------------
LIFE SCIENCES TOOLS & SERVICES -- 1.4%
     209,000  Covance, Inc.(1)                               10,450,000
   1,639,000  Thermo Fisher Scientific, Inc.(1)              66,543,400
                                                         --------------
                                                             76,993,400
                                                         --------------
MACHINERY -- 1.2%
   1,145,000  Cummins, Inc.                                  29,598,250
     464,000  Eaton Corp.                                    20,694,400
     421,000  Parker-Hannifin Corp.                          16,322,170
                                                         --------------
                                                             66,614,820
                                                         --------------
METALS & MINING -- 1.0%
     211,000  BHP Billiton Ltd. ADR                           8,203,680
     565,000  Freeport-McMoRan Copper & Gold, Inc.           16,441,500
     405,000  Newmont Mining Corp.                           10,667,700
     437,000  Nucor Corp.                                    17,702,870
                                                         --------------
                                                             53,015,750
                                                         --------------
MULTI-INDUSTRY -- 0.3%
     275,000  Energy Select Sector SPDR Fund                 14,135,000
                                                         --------------
MULTILINE RETAIL -- 1.2%
   1,830,000  Kohl's Corp.(1)                                64,287,900
                                                         --------------

Shares                                                            Value

OIL, GAS & CONSUMABLE FUELS -- 5.2%
     325,000  Apache Corp.                                 $ 26,757,250
     811,000  EOG Resources, Inc.                            65,626,120
     461,000  Exxon Mobil Corp.                              34,169,320
     731,000  Hess Corp.                                     44,013,510
     702,000  Noble Energy, Inc.                             36,377,640
     773,000  Occidental Petroleum Corp.                     42,932,420
     116,000  Petroleo Brasileiro SA ADR                      3,119,240
     518,000  Plains Exploration & Production Co.(1)         14,607,600
     302,000  Ultra Petroleum Corp.(1)                       14,058,100
                                                         --------------
                                                            281,661,200
                                                         --------------
PHARMACEUTICALS -- 4.5%
   2,316,000  Abbott Laboratories                           127,727,400
     299,000  Allergan, Inc.                                 11,861,330
      64,000  AstraZeneca plc                                 2,720,966
     198,000  AstraZeneca plc ADR                             8,407,080
     526,000  Bristol-Myers Squibb Co.                       10,809,300
   1,066,000  Johnson & Johnson                              65,388,440
     221,000  Novartis AG                                    11,180,090
     159,000  Novartis AG ADR                                 8,107,410
                                                         --------------
                                                            246,202,016
                                                         --------------
ROAD & RAIL -- 3.3%
   1,035,000  Norfolk Southern Corp.                         62,037,900
   1,762,000  Union Pacific Corp.                           117,648,740
                                                         --------------
                                                            179,686,640
                                                         --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.6%
   3,010,000  Altera Corp.                                   52,223,500
     668,000  ASML Holding NV                                11,657,642
   4,167,000  Intel Corp.                                    66,672,000
     456,000  Lam Research Corp.(1)                          10,196,160
   2,213,000  Linear Technology Corp.                        50,190,840
     237,000  MEMC Electronic Materials, Inc.(1)              4,356,060
   2,156,000  Microchip Technology, Inc.                     53,102,280
                                                         --------------
                                                            248,398,482
                                                         --------------
SOFTWARE -- 5.9%
   3,351,000  Activision Blizzard, Inc.(1)                   41,753,460
   2,888,000  Adobe Systems, Inc.(1)                         76,936,320
   1,517,000  McAfee, Inc.(1)                                49,378,350
   4,049,000  Microsoft Corp.                                90,414,170
   2,084,000  Oracle Corp.(1)                                38,116,360
     706,000  salesforce.com, inc.(1)                        21,857,760
     127,000  VMware, Inc., Class A(1)                        3,937,000
                                                         --------------
                                                            322,393,420
                                                         --------------

------
10

Ultra

Shares                                                            Value

SPECIALTY RETAIL -- 4.1%
     972,000  Lowe's Cos., Inc.                            $ 21,092,400
     409,000  PetSmart, Inc.                                  8,053,210
     192,000  Sherwin-Williams Co. (The)                     10,926,720
   5,628,000  Staples, Inc.                                 109,352,040
   2,790,000  TJX Cos., Inc. (The)                           74,660,400
                                                         --------------
                                                            224,084,770
                                                         --------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.4%
     141,000  Coach, Inc.(1)                                  2,904,600
   1,251,000  NIKE, Inc., Class B                            72,095,130
                                                         --------------
                                                             74,999,730
                                                         --------------
THRIFTS & MORTGAGE FINANCE -- 0.3%
     792,000  People's United Financial, Inc.                13,860,000
                                                         --------------
TOBACCO -- 1.9%
   2,412,000  Philip Morris International, Inc.             104,849,640
                                                         --------------
TRADING COMPANIES & DISTRIBUTORS -- 1.0%
     698,000  W.W. Grainger, Inc.                            54,841,860
                                                         --------------
TOTAL COMMON STOCKS
(Cost $5,695,300,211)                                     5,352,599,584
                                                         --------------

Shares/Principal Amount                                           Value

Temporary Cash Investments -- 1.7%

   $45,350,000  FHLB Discount Notes, 0.40%,
                11/5/08(2)                                 $ 45,349,547
        86,982  JPMorgan U.S. Treasury Plus Money
                Market Fund Agency Shares                        86,982

Repurchase Agreement, Goldman Sachs & Co.,
(collateralized by various U.S. Treasury
obligations, 8.125%, 8/15/19, valued at
$47,181,211), in a joint trading account at 0.01%,
dated 10/31/08, due 11/3/08 (Delivery value
$46,200,039)                                                 46,200,000
                                                         --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $91,634,967)                                           91,636,529
                                                         --------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $5,786,935,178)                                     5,444,236,113
                                                         --------------
OTHER ASSETS AND LIABILITIES(3)                             (2,131,206)
                                                         --------------
TOTAL NET ASSETS -- 100.0%                               $5,442,104,907
                                                         ==============

Forward Foreign Currency Exchange Contracts
                                                              Unrealized Gain
     Contracts to Sell        Settlement Date      Value           (Loss)

   27,085,233  CHF for USD        11/28/08       $23,361,825          $496,360

    4,358,700  Euro for USD       11/28/08         5,550,499            73,902
                                                 -----------          --------
                                                 $28,912,324          $570,262
                                                 ===========          ========

(Value on Settlement Date $29,482,586)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CHF = Swiss Franc

FHLB = Federal Home Loan Bank

SPDR = Standard & Poor's Depositary Receipts

USD = United States Dollar

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

(3) Category is less than 0.005%.

As of October 31, 2008, securities with an aggregate value of $73,711,524, which represented 1.4% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008
ASSETS

Investment securities, at value (cost of $5,786,935,178)            $5,444,236,113

Receivable for investments sold                                        209,941,001

Receivable for forward foreign currency exchange contracts                 570,262

Receivable for capital shares sold                                         989,530

Dividends and interest receivable                                        6,252,498
                                                                    --------------
                                                                     5,661,989,404
                                                                    --------------

LIABILITIES

Disbursements in excess of demand deposit cash                              75,292

Payable for investments purchased                                      206,580,490

Payable for capital shares redeemed                                      8,610,780

Accrued management fees                                                  4,597,291

Service fees (and distribution fees -- A Class and R Class)
payable                                                                     20,027

Distribution fees payable                                                      617
                                                                    --------------
                                                                       219,884,497
                                                                    --------------

NET ASSETS                                                          $5,442,104,907
                                                                    ==============

See Notes to Financial Statements.

------
12

OCTOBER 31, 2008
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                             $6,134,184,165

Undistributed net investment income                                     25,735,002

Accumulated net realized loss on investment and foreign currency
transactions                                                         (375,511,971)

Net unrealized depreciation on investments and translation of
assets and liabilities in foreign currencies                         (342,302,289)
                                                                    --------------
                                                                    $5,442,104,907
                                                                    ==============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                          $5,275,836,038

Shares outstanding                                                     336,703,553

Net asset value per share                                                   $15.67

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                             $76,338,522

Shares outstanding                                                       4,766,262

Net asset value per share                                                   $16.02

A CLASS, $0.01 PAR VALUE

Net assets                                                             $85,722,822

Shares outstanding                                                       5,627,870

Net asset value per share                                                   $15.23

Maximum offering price (net asset value divided by 0.9425)                  $16.16

B CLASS, $0.01 PAR VALUE

Net assets                                                                 $40,507

Shares outstanding                                                           2,615

Net asset value per share                                                   $15.49

C CLASS, $0.01 PAR VALUE

Net assets                                                                $891,130

Shares outstanding                                                          62,238

Net asset value per share                                                   $14.32

R CLASS, $0.01 PAR VALUE

Net assets                                                              $3,275,888

Shares outstanding                                                         215,905

Net asset value per share                                                   $15.17

See Notes to Financial Statements.

------
13

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2008
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $1,241,007)              $ 105,527,691

Interest                                                                 4,145,003

Securities lending, net                                                  1,314,100
                                                                  ----------------
                                                                       110,986,794
                                                                  ----------------

EXPENSES:

Management fees                                                         81,238,791

Distribution fees:

 B Class                                                                       352

 C Class                                                                    11,848

Service fees:

 B Class                                                                       117

 C Class                                                                     3,949

Distribution and service fees:

 A Class                                                                   396,280

 R Class                                                                    25,979

Directors' fees and expenses                                               221,240

Other expenses                                                              23,248
                                                                  ----------------
                                                                        81,921,804
                                                                  ----------------

NET INVESTMENT INCOME (LOSS)                                            29,064,990
                                                                  ----------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                              (363,366,519)

Foreign currency transactions                                          (5,205,201)
                                                                  ----------------
                                                                     (368,571,720)
                                                                  ----------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                        (3,219,330,581)

Translation of assets and liabilities in foreign currencies              2,274,544
                                                                  ----------------
                                                                   (3,217,056,037)
                                                                  ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                            (3,585,627,757)
                                                                  ----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $(3,556,562,767)
                                                                  ================

See Notes to Financial Statements.

------
14

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007
Increase (Decrease) in Net Assets                           2008              2007

OPERATIONS

Net investment income (loss)                        $ 29,064,990     $ (4,015,646)

Net realized gain (loss)                           (368,571,720)     3,112,565,031

Change in net unrealized appreciation
(depreciation)                                   (3,217,056,037)     (479,633,923)
                                                 ---------------   ---------------
Net increase (decrease) in net assets
resulting from operations                        (3,556,562,767)     2,628,915,462
                                                 ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:

 Investor Class                                  (2,312,270,157)     (903,904,830)

 Institutional Class                                (65,091,994)      (69,893,181)

 A Class                                            (50,919,711)      (26,545,325)

 B Class                                                (11,669)                --

 C Class                                               (533,319)         (210,990)

 R Class                                             (1,501,522)         (578,901)
                                                 ---------------   ---------------
Decrease in net assets from distributions        (2,430,328,372)   (1,001,133,227)
                                                 ---------------   ---------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                           794,859,566   (5,966,539,859)
                                                 ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS            (5,192,031,573)   (4,338,757,624)

NET ASSETS

Beginning of period                               10,634,136,480    14,972,894,104
                                                 ---------------   ---------------
End of period                                    $ 5,442,104,907   $10,634,136,480
                                                 ===============   ===============

Undistributed net investment income                  $25,735,002        $1,874,213
                                                ===============   ===============

See Notes to Financial Statements.

------
15

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues this objective by investing primarily in equity securities of large companies, but may invest in companies of any size. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, the B Class, and the C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the B Class commenced on September 28, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
16

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund has adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an interpretation of FASB Statement No. 109" during the current fiscal year. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
17

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class,
C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class of the fund for the year ended October 31, 2008 was 0.99% for the Investor Class, A
Class, B Class, C Class and R Class, and 0.79% for the Institutional Class.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM js an equity investor in ACC. Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). The fund has a securities lending agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2008, were $12,387,917,945 and
$13,921,630,735, respectively.

------
18

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                    Year ended October 31, 2008       Year ended October 31, 2007(1)
                      Shares           Amount           Shares            Amount
INVESTOR
CLASS/SHARES
AUTHORIZED         3,500,000,000                      3,500,000,000
                   =============                     ==============
Sold                  15,047,819     $ 349,727,360       15,640,310      $ 449,268,460

Issued in
reinvestment of
distributions         91,021,431     2,229,114,850       31,578,213        862,400,995

Redeemed            (70,022,806)   (1,625,259,696)    (218,773,176)    (6,268,934,963)
                   -------------   ---------------    -------------   ----------------
                      36,046,444       953,582,514    (171,554,653)    (4,957,265,508)
                   -------------   ---------------    -------------   ----------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED           200,000,000                        200,000,000
                   =============                     ==============
Sold                   1,768,195        41,370,627        5,102,384        149,551,045

Issued in
reinvestment of
distributions          2,567,071        64,151,093        2,452,199         67,876,857

Redeemed             (9,133,416)     (232,001,615)     (35,145,354)    (1,017,687,602)
                   -------------   ---------------    -------------   ----------------
                     (4,798,150)     (126,479,895)     (27,590,771)      (800,259,700)
                   -------------   ---------------    -------------   ----------------
A CLASS/SHARES
AUTHORIZED           100,000,000                        100,000,000
                   =============                     ==============
Sold                   1,495,972        34,046,242        1,553,608         44,553,790

Issued in
reinvestment of
distributions          2,076,111        49,536,018          961,764         25,823,362

Redeemed             (5,107,987)     (116,870,252)      (9,767,093)      (274,240,889)
                   -------------   ---------------    -------------   ----------------
                     (1,535,904)      (33,287,992)      (7,251,721)      (203,863,737)
                   -------------   ---------------    -------------   ----------------
B CLASS/SHARES
AUTHORIZED            50,000,000                         50,000,000
                   =============                     ==============
Sold                       1,429            39,247              790             25,000

Issued in
reinvestment of
distributions                478            11,669               --                 --

Redeemed                    (82)           (1,808)               --                 --
                   -------------   ---------------    -------------   ----------------
                           1,825            49,108              790             25,000
                   -------------   ---------------    -------------   ----------------
C CLASS/SHARES
AUTHORIZED            50,000,000                         50,000,000
                   =============                     ==============
Sold                      18,798           403,824            7,068            191,037

Issued in
reinvestment of
distributions             22,734           513,343            7,494            194,552

Redeemed                (46,798)         (965,829)         (69,636)        (1,880,114)
                   -------------   ---------------    -------------   ----------------
                         (5,266)          (48,662)         (55,074)        (1,494,525)
                   -------------   ---------------    -------------   ----------------
R CLASS/SHARES
AUTHORIZED            50,000,000                         50,000,000
                   =============                     ==============
Sold                     104,389         2,462,123           81,270          2,326,954

Issued in
reinvestment of
distributions             56,879         1,354,849           20,532            551,893

Redeemed               (127,380)       (2,772,479)        (236,741)        (6,560,236)
                   -------------   ---------------    -------------   ----------------
                          33,888         1,044,493        (134,939)        (3,681,389)
                   -------------   ---------------    -------------   ----------------
Net increase
(decrease)            29,742,837     $ 794,859,566    (206,586,368)   $(5,966,539,859)
                   =============   ===============    =============   ================

(1) September 28, 2007 (commencement of sale) through October 31, 2007 for the
B Class.

5. SECURITIES LENDING

As of October 31, 2008, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

------
19

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The fund did not borrow from either line during the year ended
October 31, 2008.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2008 and October 31, 2007 were as follows:

                                  2008             2007
DISTRIBUTIONS PAID FROM
Ordinary income                    --               --
Long-term capital gains      $2,430,328,372   $1,001,133,227

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                     $5,961,236,585
                                                                    ==============
Gross tax appreciation of investments                                $ 303,584,914

Gross tax depreciation of investments                                (820,585,386)
                                                                    --------------
Net tax appreciation (depreciation) of investments                  $(517,000,472)
                                                                    ==============
Net tax appreciation (depreciation) on translation of assets and
liabilities in foreign currencies                                      $ (173,486)
                                                                    --------------
Net tax appreciation (depreciation)                                 $(517,173,958)
                                                                    ==============
Undistributed ordinary income                                          $26,305,264

Accumulated capital losses                                          $(201,210,564)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2016.

------
20

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 will not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $2,430,328,372, or up to the maximum amount allowable, of long-term capital gains distributions for the fiscal year ended
October 31, 2008.

------
21

FINANCIAL HIGHLIGHTS
Ultra

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2008      2007      2006     2005      2004
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $33.48    $28.55    $29.02   $27.17    $26.01
                                     ------    ------    ------   ------    ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                             0.08    (0.01)    (0.06)     0.02    (0.05)

 Net Realized and Unrealized
 Gain (Loss)                         (9.95)      6.95    (0.37)     1.83      1.21
                                     ------    ------    ------   ------    ------
 Total From Investment
 Operations                          (9.87)      6.94    (0.43)     1.85      1.16
                                     ------    ------    ------   ------    ------
Distributions

 From Net Investment Income              --        --    (0.04)       --        --

 From Net Realized Gains             (7.94)    (2.01)        --       --        --
                                     ------    ------    ------   ------    ------
 Total Distributions                 (7.94)    (2.01)    (0.04)       --        --
                                     ------    ------    ------   ------    ------
Net Asset Value, End of Period       $15.67    $33.48    $28.55   $29.02    $27.17
                                     ======    ======    ======   ======    ======

TOTAL RETURN(2)                    (38.02)%    25.89%   (1.51)%    6.81%     4.46%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    0.99%     0.99%     0.99%    0.99%     0.99%

Ratio of Net Investment Income
(Loss) to Average Net Assets          0.36%   (0.04)%   (0.15)%    0.09%   (0.20)%

Portfolio Turnover Rate                152%       93%       62%      33%       34%

Net Assets, End of Period (in
millions)                            $5,276   $10,066   $13,482  $18,904   $20,708

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
22

Ultra

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
                             2008      2007         2006         2005         2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $33.98    $28.90       $29.38       $27.44       $26.22
                          -------    ------       ------       ------       ------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)            0.15      0.05        --(2)         0.07        --(2)

 Net Realized and
 Unrealized Gain
 (Loss)                   (10.17)      7.04       (0.38)         1.87         1.22
                          -------    ------       ------       ------       ------
 Total From
 Investment
 Operations               (10.02)      7.09       (0.38)         1.94         1.22
                          -------    ------       ------       ------       ------
Distributions

 From Net
 Investment Income             --        --       (0.10)           --           --

 From Net Realized
 Gains                     (7.94)    (2.01)           --           --           --
                          -------    ------       ------       ------       ------
 Total
 Distributions             (7.94)    (2.01)       (0.10)           --           --
                          -------    ------       ------       ------       ------
Net Asset Value, End
of Period                  $16.02    $33.98       $28.90       $29.38       $27.44
                          =======    ======       ======       ======       ======

TOTAL RETURN(3)          (37.89)%    26.14%      (1.33)%        7.07%        4.65%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                  0.79%     0.79%        0.79%        0.79%        0.79%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                      0.56%     0.16%        0.05%        0.29%        0.00%

Portfolio Turnover
Rate                         152%       93%          62%          33%          34%

Net Assets, End of
Period (in thousands)     $76,339  $325,035   $1,073,767   $1,460,343   $1,055,145

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
23

Ultra

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $32.83     $28.11    $28.61     $26.85     $25.77
                                 ------     ------    ------     ------     ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(2)                         0.03     (0.08)    (0.13)     (0.05)     (0.12)

 Net Realized and
 Unrealized Gain (Loss)          (9.69)       6.81    (0.37)       1.81       1.20
                                 ------     ------    ------     ------     ------
 Total From Investment
 Operations                      (9.66)       6.73    (0.50)       1.76       1.08
                                 ------     ------    ------     ------     ------
Distributions

 From Net Realized Gains         (7.94)     (2.01)        --         --         --
                                 ------     ------    ------     ------     ------
Net Asset Value, End of
Period                           $15.23     $32.83    $28.11     $28.61     $26.85
                                 ======     ======    ======     ======     ======

TOTAL RETURN(3)                (38.19)%     25.56%   (1.75)%      6.55%      4.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             1.24%      1.24%     1.24%      1.24%      1.24%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        0.11%    (0.29)%   (0.40)%    (0.16)%    (0.45)%

Portfolio Turnover Rate            152%        93%       62%        33%        34%

Net Assets, End of Period
(in thousands)                  $85,723   $235,217  $405,173   $639,792   $738,032

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
24

Ultra

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                                 2008      2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                           $33.45       $31.63
                                                              -------       ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                               (0.16)       (0.04)

 Net Realized and Unrealized Gain (Loss)                       (9.86)         1.86
                                                              -------       ------
 Total From Investment Operations                             (10.02)         1.82
                                                              -------       ------
Distributions

 From Net Realized Gains                                       (7.94)           --
                                                              -------       ------
Net Asset Value, End of Period                                 $15.49       $33.45
                                                              =======       ======

TOTAL RETURN(3)                                              (38.64)%        5.75%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets               1.99%     1.99%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                        (0.64)%   (1.53)%(4)

Portfolio Turnover Rate                                          152%       93%(5)

Net Assets, End of Period (in thousands)                          $41          $26

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
25

Ultra

C Class
For a Share Outstanding Throughout the Years Ended October 31
                                       2008      2007      2006     2005      2004
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $31.54    $27.26    $27.96   $26.44    $25.57
                                     ------    ------    ------   ------    ------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                           (0.13)    (0.29)    (0.34)   (0.26)    (0.32)

 Net Realized and Unrealized
 Gain (Loss)                         (9.15)      6.58    (0.36)     1.78      1.19
                                     ------    ------    ------   ------    ------
 Total From Investment
 Operations                          (9.28)      6.29    (0.70)     1.52      0.87
                                     ------    ------    ------   ------    ------
Distributions

 From Net Realized Gains             (7.94)    (2.01)        --       --        --
                                     ------    ------    ------   ------    ------
Net Asset Value, End of Period       $14.32    $31.54    $27.26   $27.96    $26.44
                                     ======    ======    ======   ======    ======

TOTAL RETURN(2)                    (38.63)%    24.64%   (2.50)%    5.75%     3.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.99%     1.99%     1.99%    1.99%     1.99%

Ratio of Net Investment Income
(Loss) to Average Net Assets        (0.64)%   (1.04)%   (1.15)%  (0.91)%   (1.20)%

Portfolio Turnover Rate                152%       93%       62%      33%       34%

Net Assets, End of Period (in
thousands)                             $891    $2,129    $3,342   $5,601    $4,836

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
26

Ultra

R Class
For a Share Outstanding Throughout the Years Ended October 31
                                    2008      2007     2006         2005      2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $32.80    $28.15   $28.72       $27.01    $25.99
                                  ------    ------   ------       ------    ------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                        (0.03)    (0.15)   (0.21)       (0.12)    (0.22)

 Net Realized and
 Unrealized Gain (Loss)           (9.66)      6.81   (0.36)         1.83      1.24
                                  ------    ------   ------       ------    ------
 Total From Investment
 Operations                       (9.69)      6.66   (0.57)         1.71      1.02
                                  ------    ------   ------       ------    ------
Distributions

 From Net Realized Gains          (7.94)    (2.01)       --           --        --
                                  ------    ------   ------       ------    ------
Net Asset Value, End of
Period                            $15.17    $32.80   $28.15       $28.72    $27.01
                                  ======    ======   ======       ======    ======

TOTAL RETURN(2)                 (38.35)%    25.26%  (1.98)%        6.33%     3.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.49%     1.49%    1.49%     1.44%(3)     1.49%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                           (0.14)%   (0.54)%  (0.65)%   (0.36)%(3)   (0.70)%

Portfolio Turnover Rate             152%       93%      62%          33%       34%

Net Assets, End of Period
(in thousands)                    $3,276    $5,971   $8,922       $8,367    $4,545

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) During the year ended October 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.49% and (0.41)%, respectively.

See Notes to Financial Statements.

------
27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund, one of the funds constituting American Century Mutual Funds, Inc. (the "Corporation"), as of
October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Ultra Fund, one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 16, 2008

------
28

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM or the advisor); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
29

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc.; Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc.; Charming Shoppes, Inc.

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30

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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31

APPROVAL OF MANAGEMENT AGREEMENT
Ultra

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Ultra (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

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32

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the fund is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems

------
33

to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance was above the median for its peer group for the one-year period and below the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the fund.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

------
34

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group. The board concluded that the management fee paid by the fund to the advisor was reasonable in light of the services provided to the fund.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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35

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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36

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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37

NOTES

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38

NOTES

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39

NOTES

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40

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . . . .       1-800-345-2021 or
                                                                  816-531-5575

INVESTORS USING ADVISORS. . . . . . . . . . . . . . . . . .       1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS .
.. . . . . . . . . . . . . . . . . . . . . . . . . .               1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments                         PRSRT STD
P.O. Box 419200                                  U.S. POSTAGE PAID
Kansas City, MO 64141-6200                        AMERICAN CENTURY
                                                     COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0812
CL-ANN-62717S

[front cover]

ANNUAL REPORT
OCTOBER 31, 2008

[american century investments logo and text logo ®]

American Century Investments

GROWTH FUND
VISTA(SM) FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
October 31, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns. . . . . . . . . . . . . . . . . . . . . .      2

GROWTH

VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

THE PERFECT STORM

The year ended October 31, 2008, was one of the most turbulent periods for the
U.S. equity market since the Great Depression. As the accompanying table shows, stocks declined sharply across the board as a "perfect storm" of negative influences undermined investor confidence and produced a dramatic increase in market volatility.

The biggest impact came from the credit crisis that grew out of the housing and mortgage meltdowns in 2007. Credit conditions deteriorated throughout the one-year period, culminating in a liquidity crisis that led to the downfall of a number of major financial companies. Examples included the government conservatorship of mortgage lenders Fannie Mae and Freddie Mac, the bankruptcy of brokerage firm Lehman Brothers, and the government bailout of insurer
American International Group. Despite efforts by the U.S. government and
Federal Reserve to provide systemic stability, the credit markets remained frozen.

Diminishing economic activity also weighed on the stock market. After decelerating in 2007, the U.S. economy weakened further in 2008 as consumer spending stalled, the housing downturn worsened, and the unemployment rate reached its highest level since 1994. The U.S. economic slowdown spread to other parts of the world, increasing the likelihood of a global recession.

One other noteworthy factor was the parabolic rise and fall of commodity prices. Robust growth in emerging economies boosted the prices of energy and many other commodities to record highs by mid-2008. However, the global economic slowdown led to a sharp reversal in commodity prices during the last few months of the period.

THE GROUNDWORK FOR RECOVERY

The events of the past year have been about correcting global imbalances and domestic excesses--the first step on the road to recovery. It's important to remember that the stock market is a discounting mechanism, trading on estimates of future earnings power. The market decline over the past year discounted the current economic slowdown; similarly, we would expect the market to rebound before we see improvement in the economic data. We don't know when this will happen, but the preconditions--significant monetary stimulus and low valuations--are in place.

U.S. Stock Index Returns
For the 12 months ended October 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)        -36.80%
Russell 1000 Value Index              -36.80%
Russell 1000 Growth Index             -36.95%

RUSSELL MIDCAP INDEX                  -40.67%
Russell Midcap Value Index            -38.83%
Russell Midcap Growth Index           -42.65%

RUSSELL 2000 INDEX (SMALL-CAP)        -34.16%
Russell 2000 Value Index              -30.54%
Russell 2000 Growth Index             -37.87%

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2

PERFORMANCE
Growth

Total Returns as of October 31, 2008
                                         Average Annual Returns
                                                            Since      Inception
                          1 year    5 years    10 years   Inception      Date

INVESTOR CLASS           -33.86%     0.62%      -0.02%      13.21%    6/30/71(1)

RUSSELL 1000
GROWTH INDEX(2)          -36.95%     -1.29%     -2.10%      N/A(3)        --

Institutional
Class                    -33.71%     0.83%      0.20%       2.41%       6/16/97

Advisor
Class                    -34.03%     0.37%      -0.28%      2.42%       6/4/97

R Class                  -34.21%     0.12%        --        0.90%       8/29/03

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the investment advisor's implementation of its current investment philosophy and practices.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Benchmark began 12/29/78.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Growth

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1998

One-Year Returns Over 10 Years
Periods ended October 31
              1999     2000      2001       2002      2003    2004    2005    2006     2007      2008

Investor
Class        36.31%   11.49%    -34.14%    -17.09%   16.62%  6.78%   7.47%   11.51%   21.86%   -33.86%

Russell
1000
Growth
Index        34.25%    9.33%    -39.95%    -19.62%   21.81%  3.38%   8.81%   10.84%   19.23%   -36.95%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

PERFORMANCE SUMMARY

Growth returned -33.86%* during the 12 months ended October 31, 2008.
By comparison, Growth outperformed its benchmark--the Russell 1000 Growth
Index--and the Lipper Large-Cap Growth Funds category average, which returned
-36.95% and -38.55%,** respectively. See the previous page for the portfolio's long-term performance compared with its benchmark.

The portfolio declined in a year of unprecedented turmoil in financial markets. No sector contributed positively to absolute returns; information technology shares detracted most. Growth held up better than the Russell index thanks to contributions from a number of sectors, led by consumer discretionary, financials, and materials shares. Information technology and industrials were the only sectors to detract from relative results.

CONSUMER DISCRETIONARY CONTRIBUTED MOST

Outperformance in the consumer discretionary sector was driven by stock picks in the multiline and specialty retail industries. The sector was home to the number-one overall contributor to relative results, an overweight position in
Family Dollar Stores. In the specialty retail segment, performance benefited from larger-than-benchmark weightings in Urban Outfitters and The TJX
Companies, which operates the T.J. Maxx and Marshalls chains, among others.
Having exposure to these and other discount retailers during the period benefited portfolio performance in this difficult economic environment.

For example, in the consumer staples sector, Wal-Mart saw increased customer traffic while continuing to make progress on its turnaround. Wal-Mart was a top-five contributor to portfolio performance.

OTHER KEY CONTRIBUTORS

Financials shares also helped relative performance, thanks to stock selection in the insurance space, as well as underweight positions in consumer finance and thrifts. The key contribution to relative results came from an overweight position in Chubb Corporation. Chubb had an essentially flat return during an otherwise very difficult year for financials stocks because it's seen as a well-capitalized, higher-quality name.

Top Ten Holdings as of October 31, 2008
                                  % of net       % of net
                                assets as of   assets as of
                                  10/31/08        4/30/08
Apple, Inc.                         3.4%           3.4%
Wal-Mart Stores, Inc.               3.1%           2.1%
Procter & Gamble Co. (The)          3.0%           1.3%
Cisco Systems, Inc.                 3.0%           1.6%
QUALCOMM, Inc.                      2.8%           2.5%
Coca-Cola Co. (The)                 2.8%           2.2%
Google, Inc., Class A               2.3%           0.9%
Oracle Corp.                        2.3%           0.8%
Raytheon Co.                        2.3%           1.9%
Union Pacific Corp.                 2.2%           0.4%

*  All fund returns referenced in this commentary are for Investor Class shares.

** The Lipper Large-Cap Growth Funds category average returns for the five-
and 10-year periods ended October 31, 2008, were -1.58% and -0.71%, respectively.

------
5

Growth

Materials shares also helped relative performance, led by stock selection.
Monsanto, the world's largest seed producer, was the leading contributor in this space. It also helped to be underweight in the chemicals and metals and mining industries, which suffered from falling commodity prices and the outlook for slower economic growth and tighter credit. The portfolio had no exposure to the poorest-performing fertilizer and steel companies, led by
Mosaic and U.S. Steel, respectively.

IT, INDUSTRIALS DETRACTED

The information technology sector was the largest detractor from relative return. Stock selection in the software industry hurt performance, behind an underweight position in Microsoft, which was seen as a "safe haven" during the market turmoil. An underweight position and stock selection in IT services also detracted. Here it hurt to be underrepresented in IBM, another big safe-haven play, and overweight in Western Union and DST Systems during the period.

The industrial sector underperformed due to positioning in the electrical equipment, commercial services, road and rail, and building products industries. Stock selection was mixed, but allocation detracted--the portfolio was overweight the poor-performing electrical equipment companies, and underrepresented in the other industry segments, which held up better.

OUTLOOK

The Growth team's investment process focuses on large companies exhibiting sustainable improvement in their businesses. The managers have a thesis on each stock they own and devote their entire research effort toward identifying the companies in each sector and industry that they feel are likely to outperform. It is the managers' belief that owning such companies will generate outperformance over time versus the Russell 1000 Growth Index and the other funds in the large-growth peer group.

As a result, the portfolio's sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31,
2008, they found opportunity in the health care and consumer discretionary sectors, the portfolio's largest overweight positions. The most notable sector underweights were in information technology and energy shares.

Top Five Industries as of October 31, 2008
                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/08        4/30/08
Health Care Equipment & Supplies                  8.1%           8.2%
Software                                          6.7%           4.4%
Communications Equipment                          5.7%           8.1%
Semiconductors & Semiconductor Equipment          5.3%           5.7%
Oil, Gas & Consumable Fuels                       5.1%           6.4%

Types of Investments in Portfolio
                                                % of net        % of net
                                              assets as of    assets as of
                                                10/31/08        4/30/08
Domestic Common Stocks                           94.1%           93.1%
Foreign Common Stocks(1)                          4.6%            6.3%

TOTAL COMMON STOCKS                              98.7%           99.4%

Temporary Cash Investments                        1.3%            0.5%
Other Assets and Liabilities(2)                  --(3)            0.1%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

(3) Category is less than 0.05% of total net assets.

------
6

PERFORMANCE
Vista

Total Returns as of October 31, 2008
                              Average Annual Returns
                                                     Since     Inception
                     1 year   5 years   10 years   Inception      Date

INVESTOR CLASS      -43.58%    2.85%      8.39%      8.85%      11/25/83

RUSSELL MIDCAP
GROWTH INDEX(1)     -42.65%    -0.18%     2.20%      N/A(2)        --

Institutional
Class               -43.50%    3.04%      8.59%      3.79%      11/14/96

Advisor Class       -43.72%    2.59%      8.13%      2.71%      10/2/96

R Class             -43.87%      --        --        -3.67%     7/29/05

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Benchmark began 12/31/85.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
7

Vista

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1998

One-Year Returns Over 10 Years
Periods ended October 31
              1999     2000      2001       2002     2003     2004     2005    2006     2007      2008

Investor
Class        66.24%   66.16%    -37.48%   -12.90%   29.41%    9.77%   14.08%   9.07%   49.39%   -43.58%

Russell
Midcap
Growth
Index        37.66%   38.67%    -42.78%   -17.61%   39.30%    8.77%   15.91%  14.51%   19.72%   -42.65%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
8

PORTFOLIO COMMENTARY
Vista

Portfolio Managers: Glenn Fogle and Brad Eixmann

PERFORMANCE SUMMARY

Vista returned -43.58%* for the 12 months ended October 31, 2008, underperforming the -42.65% return of its benchmark, the Russell Midcap Growth
Index.

As discussed in the Market Perspective on page 2, equity markets declined during the reporting period against a backdrop of extreme market volatility as the subprime mortgage-driven credit crisis spread further into the economy. In this environment, mid-cap stocks underperformed their large- and small-cap counterparts, and growth-oriented shares lagged value stocks.

Within the portfolio, poor security selection in the information technology sector and an underweight allocation to the energy sector accounted for the bulk of Vista's underperformance relative to the benchmark. An overweight allocation and poor stock selection in the telecommunications sector and an overweight allocation to the materials sector further trimmed returns.
Effective stock selection in the consumer discretionary and health care sectors helped to offset those losses.

ENERGY, INFORMATION TECHNOLOGY LED DETRACTORS

Vista's underweight allocation to the energy sector weighed on relative performance as oil and natural gas prices remained high for much of the period, although energy prices declined sharply late in the period. Within the sector, a stake in oil field services company Weatherford International detracted from returns as its share price sank 48%.

Within the information technology sector, poor stock selection trimmed portfolio returns. In the communications equipment and semiconductor industries, in particular, the portfolio held overweight stakes in several laggards.

TELECOMMUNICATIONS, MATERIALS LAGGED, BUT SOME HOLDINGS GAINED

An overweight stake and stock selection in the telecommunications sector also curbed relative returns. Within the wireless telecommunications industry, the portfolio maintained an overweight in NII Holdings, Inc., which provides cellular service in burgeoning Latin American markets. Although it has benefited performance in the past, NII detracted from returns during the reporting period.

Top Ten Holdings as of October 31, 2008
                                             % of net         % of net
                                           assets as of     assets as of
                                             10/31/08          4/30/08
Dollar Tree, Inc.                              3.1%              --
SBA Communications Corp., Class A              2.5%             2.5%
Thermo Fisher Scientific, Inc.                 2.5%             3.0%
Midcap SPDR Trust Series 1                     2.3%              --
Express Scripts, Inc.                          2.3%             2.2%
ITT Educational Services, Inc.                 2.3%             0.2%
Ross Stores, Inc.                              2.2%              --
Medco Health Solutions, Inc.                   2.2%             2.2%
Quanta Services, Inc.                          2.2%             1.2%
Covidien Ltd.                                  2.0%              --

* All fund returns referenced in this commentary are for Investor Class shares.

------
9

Vista

A higher standard of living in emerging markets, lower availability of farmland, and greater global focus on biofuels have translated into growing global demand for agriculture in recent reporting periods, leading to a rise in commodities prices that benefited select chemicals companies in the portfolio. During the reporting period, though, most of those holdings saw share price declines amid falling commodity prices.

However, Monsanto, which is a producer of genetically modified corn seed and pesticides, benefited relative performance. Not a constituent of the benchmark, Monsanto experienced relatively modest share price declines during the reporting period. Declining commodity prices drove down the share price of fertilizer company Mosaic. Because the investment team reduced portfolio exposure to the holding, Mosaic contributed to relative performance, although it weighed on absolute returns.

INDUSTRIALS HOLDINGS DECLINED

In the industrials sector, we maintained an overweight position in the construction and engineering industry. Here, overweight holding Foster Wheeler declined on fears that weakening energy prices would reduce engineering and construction activity. Aerospace and defense industry overweight BE Aerospace also trimmed relative returns. The portfolio no longer holds these two positions.

CONSUMER DISCRETIONARY, HEALTH CARE CONTRIBUTED

Effective stock selection within the consumer discretionary sector partially offset relative losses derived in other sectors. Notably, an overweight stake in discount variety retailer Dollar Tree, Inc. represented the single largest contributor to Vista's relative performance.

Within the health care sector, an overweight position in the health care providers group benefited relative returns. Here, stakes in Express Scripts and Medco Health Solutions added to performance relative to the benchmark.

OUTLOOK

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

The reporting period was a difficult environment for growth- and momentum-oriented investment styles. Looking ahead, we remain confident in our investment beliefs that stocks which exhibit high-quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term.

Top Five Industries as of October 31, 2008
                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/08        4/30/08
Specialty Retail                          7.4%           5.2%
Oil, Gas & Consumable Fuels               6.4%           6.2%
Health Care Providers & Services          6.1%           4.9%
Diversified Consumer Services             5.1%           0.9%
Multiline Retail                          5.0%            --

Types of Investments in Portfolio
                                        % of net         % of net
                                      assets as of     assets as of
                                        10/31/08         4/30/08
Domestic Common Stocks                    91.7%           83.3%
Foreign Common Stocks(1)                  6.3%            14.4%

TOTAL COMMON STOCKS                       98.0%           97.7%

Temporary Cash Investments                2.1%             6.0%
Other Assets and Liabilities             (0.1)%           (3.7)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
10

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
11

                                      Ending      Expenses Paid
                      Beginning      Account      During Period*    Annualized
                    Account Value     Value          5/1/08 -         Expense
                       5/1/08        10/31/08        10/31/08         Ratio*
Growth

ACTUAL

Investor Class         $1,000        $704.50          $4.28            1.00%

Institutional
Class                  $1,000        $705.60          $3.43            0.80%

Advisor Class          $1,000        $703.50          $5.35            1.25%

R Class                $1,000        $702.70          $6.42            1.50%

HYPOTHETICAL

Investor Class         $1,000       $1,020.11         $5.08            1.00%

Institutional
Class                  $1,000       $1,021.11         $4.06            0.80%

Advisor Class          $1,000       $1,018.85         $6.34            1.25%

R Class                $1,000       $1,017.60         $7.61            1.50%

Vista

ACTUAL

Investor Class         $1,000        $643.40          $4.17            1.01%

Institutional
Class                  $1,000        $643.70          $3.35            0.81%

Advisor Class          $1,000        $642.70          $5.20            1.26%

R Class                $1,000        $641.80          $6.23            1.51%

HYPOTHETICAL

Investor Class         $1,000       $1,020.06         $5.13            1.01%

Institutional
Class                  $1,000       $1,021.06         $4.12            0.81%

Advisor Class          $1,000       $1,018.80         $6.39            1.26%

R Class                $1,000       $1,017.55         $7.66            1.51%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
12

SCHEDULE OF INVESTMENTS
Growth

OCTOBER 31, 2008

Shares                                                                  Value

Common Stocks -- 98.7%

AEROSPACE & DEFENSE -- 3.7%

    1,426,500  Honeywell International, Inc.                     $ 43,436,925
    1,373,100  Raytheon Co.                                        70,179,141
                                                               --------------
                                                                  113,616,066
                                                               --------------
AIR FREIGHT & LOGISTICS -- 1.2%
      708,700  United Parcel Service, Inc., Class B                37,405,186
                                                               --------------
AUTO COMPONENTS -- 0.7%
      962,000  BorgWarner, Inc.                                    21,616,140
                                                               --------------
BEVERAGES -- 4.3%
    1,914,100  Coca-Cola Co. (The)                                 84,335,246
      825,600  PepsiCo, Inc.                                       47,067,456
                                                               --------------
                                                                  131,402,702
                                                               --------------
BIOTECHNOLOGY -- 3.1%
      379,300  Alexion Pharmaceuticals, Inc.(1)                    15,456,475
      393,300  Genentech, Inc.(1)                                  32,620,302
    1,002,500  Gilead Sciences, Inc.(1)                            45,964,625
                                                               --------------
                                                                   94,041,402
                                                               --------------
CAPITAL MARKETS -- 1.3%
      620,200  Northern Trust Corp.                                34,923,462
      211,400  Waddell & Reed Financial, Inc., Class A              3,069,528
                                                               --------------
                                                                   37,992,990
                                                               --------------
CHEMICALS -- 2.2%
      738,200  Monsanto Co.                                        65,685,036
                                                               --------------
COMMUNICATIONS EQUIPMENT -- 5.7%
    5,092,000  Cisco Systems, Inc.(1)                              90,484,840
    2,207,700  QUALCOMM, Inc.                                      84,466,602
                                                               --------------
                                                                  174,951,442
                                                               --------------
COMPUTERS & PERIPHERALS -- 4.5%
      950,100  Apple, Inc.(1)                                     102,221,259
    3,025,400  EMC Corp.(1)                                        35,639,212
                                                               --------------
                                                                  137,860,471
                                                               --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.5%
      391,600  Bank of America Corp.                                9,464,972
      526,100  Citigroup, Inc.                                      7,181,265
      348,100  IntercontinentalExchange, Inc.(1)                   29,783,436
                                                               --------------
                                                                   46,429,673
                                                               --------------
ELECTRIC UTILITIES -- 1.3%
      803,500  FPL Group, Inc.                                     37,957,340
                                                               --------------

Shares                                                                  Value

ELECTRICAL EQUIPMENT -- 4.1%
    1,322,500  Cooper Industries Ltd., Class A                   $ 40,931,375
    1,649,800  Emerson Electric Co.                                53,997,954
      356,200  Energy Conversion Devices, Inc.(1)                  12,160,668
      117,700  First Solar, Inc.(1)                                16,913,490
                                                               --------------
                                                                  124,003,487
                                                               --------------
ENERGY EQUIPMENT & SERVICES -- 2.6%
      493,200  National Oilwell Varco, Inc.(1)                     14,741,748
      365,200  Schlumberger Ltd.                                   18,862,580
      556,400  Transocean, Inc.(1)                                 45,808,412
                                                               --------------
                                                                   79,412,740
                                                               --------------
FOOD & STAPLES RETAILING -- 3.1%
    1,685,700  Wal-Mart Stores, Inc.                               94,078,917
                                                               --------------
FOOD PRODUCTS -- 2.1%
      341,500  Kellogg Co.                                         17,218,430
    1,212,800  Nestle SA                                           47,274,289
                                                               --------------
                                                                   64,492,719
                                                               --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.1%
      180,700  Alcon, Inc.                                         15,923,284
      660,800  Baxter International, Inc.                          39,971,792
      894,700  Becton, Dickinson & Co.                             62,092,180
      365,900  C.R. Bard, Inc.                                     32,290,675
      692,800  DENTSPLY International, Inc.                        21,047,264
      234,900  Gen-Probe, Inc.(1)                                  11,054,394
      125,500  Intuitive Surgical, Inc.(1)                         21,685,145
      703,500  Medtronic, Inc.                                     28,372,155
      179,200  Mettler Toledo International, Inc.(1)               13,715,968
                                                               --------------
                                                                  246,152,857
                                                               --------------
HEALTH CARE PROVIDERS & SERVICES -- 1.7%
      625,700  Express Scripts, Inc.(1)                            37,923,677
      290,100  UnitedHealth Group, Inc.                             6,884,073
      449,200  VCA Antech, Inc.(1)                                  8,130,520
                                                               --------------
                                                                   52,938,270
                                                               --------------
HOUSEHOLD DURABLES -- 1.3%
    1,310,300  KB Home                                             21,868,907
      391,200  Mohawk Industries, Inc.(1)                          18,926,256
                                                               --------------
                                                                   40,795,163
                                                               --------------
HOUSEHOLD PRODUCTS -- 3.0%
    1,418,700  Procter & Gamble Co. (The)                          91,562,898
                                                               --------------
INSURANCE -- 1.1%
      658,000  Chubb Corp.                                         34,097,560
                                                               --------------
INTERNET & CATALOG RETAIL -- 0.4%
      193,600  Amazon.com, Inc.(1)                                 11,081,664
                                                               --------------

------
13

Growth

Shares                                                                  Value

INTERNET SOFTWARE & SERVICES -- 2.3%
      198,300  Google, Inc., Class A(1)                          $ 71,261,088
                                                               --------------
IT SERVICES -- 1.9%
      803,000  Global Payments, Inc.                               32,529,530
    1,551,700  Western Union Co. (The)                             23,678,942
                                                               --------------
                                                                   56,208,472
                                                               --------------
LIFE SCIENCES TOOLS & SERVICES -- 1.6%
      556,400  QIAGEN NV(1)                                         7,934,264
      994,100  Thermo Fisher Scientific, Inc.(1)                   40,360,460
                                                               --------------
                                                                   48,294,724
                                                               --------------
MACHINERY -- 0.6%
      343,000  Valmont Industries, Inc.                            18,789,540
                                                               --------------
MEDIA -- 2.7%
    2,279,300  DIRECTV Group, Inc. (The)(1)                        49,893,877
    1,107,900  Scripps Networks Interactive, Inc., Class A         31,464,360
                                                               --------------
                                                                   81,358,237
                                                               --------------
METALS & MINING -- 0.2%
      277,800  Newmont Mining Corp.                                 7,317,252
                                                               --------------
MULTILINE RETAIL -- 3.0%
    1,548,900  Family Dollar Stores, Inc.                          41,680,899
    1,378,000  Kohl's Corp.(1)                                     48,409,140
                                                               --------------
                                                                   90,090,039
                                                               --------------
MULTI-UTILITIES -- 0.6%
      618,200  Public Service Enterprise Group, Inc.               17,402,330
                                                               --------------
OIL, GAS & CONSUMABLE FUELS -- 5.1%
      337,700  Alpha Natural Resources, Inc.(1)                    12,079,529
      213,700  Apache Corp.                                        17,593,921
      637,500  Devon Energy Corp.                                  51,548,250
      421,500  EOG Resources, Inc.                                 34,107,780
      732,400  Occidental Petroleum Corp.                          40,677,496
                                                               --------------
                                                                  156,006,976
                                                               --------------
PERSONAL PRODUCTS -- 0.8%
      662,900  Estee Lauder Cos., Inc. (The), Class A              23,890,916
                                                               --------------
PHARMACEUTICALS -- 3.1%
      601,500  Allergan, Inc.                                      23,861,505
      188,300  Johnson & Johnson                                   11,550,322
      861,800  Novo Nordisk AS, B Shares                           46,132,622
      352,300  Wyeth                                               11,337,014
                                                               --------------
                                                                   92,881,463
                                                               --------------

Shares                                                                  Value

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.6%
      579,100  Digital Realty Trust, Inc.                        $ 19,388,268
                                                               --------------
ROAD & RAIL -- 2.2%
    1,003,500  Union Pacific Corp.                                 67,003,695
                                                               --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.3%
    2,076,500  Altera Corp.                                        36,027,275
    1,511,300  Intel Corp.                                         24,180,800
    1,237,900  Linear Technology Corp.                             28,075,572
    3,170,900  Marvell Technology Group Ltd.(1)                    22,069,464
    1,400,600  Texas Instruments, Inc.                             27,395,736
    1,332,300  Xilinx, Inc.                                        24,540,966
                                                               --------------
                                                                  162,289,813
                                                               --------------
SOFTWARE -- 6.7%
    1,768,800  Activision Blizzard, Inc.(1)                        22,039,248
      830,600  Adobe Systems, Inc.(1)                              22,127,184
    2,608,100  Microsoft Corp.                                     58,238,873
    3,857,500  Oracle Corp.(1)                                     70,553,675
      433,400  salesforce.com, inc.(1)                             13,418,064
    1,458,800  Symantec Corp.(1)                                   18,351,704
                                                               --------------
                                                                  204,728,748
                                                               --------------
SPECIALTY RETAIL -- 2.8%
      510,100  Advance Auto Parts, Inc.                            15,915,120
      275,300  AnnTaylor Stores Corp.(1)                            3,460,521
    2,031,600  Lowe's Cos., Inc.                                   44,085,720
      838,300  O'Reilly Automotive, Inc.(1)                        22,726,313
                                                               --------------
                                                                   86,187,674
                                                               --------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.2%
    2,064,700  American Tower Corp., Class A(1)                    66,710,457
                                                               --------------
TOTAL COMMON STOCKS
(Cost $3,502,652,532)                                           3,007,384,415
                                                               --------------

------
14

Growth

Shares                                                                   Value

Temporary Cash Investments -- 1.3%

        27,036  JPMorgan U.S. Treasury Plus Money Market
                Fund Agency Shares                                   $  27,036

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations,
8.125%, 5/15/21, value at $40,714,536), in a joint trading
account at 0.05%, dated 10/31/08, due 11/3/08 (Delivery
value $40,000,167)                                                  40,000,000
                                                                --------------

                                                                         Value
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $40,027,036)                                                $ 40,027,036
                                                                --------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $3,542,679,568)                                            3,047,411,451
                                                                --------------
OTHER ASSETS AND LIABILITIES(2)                                        873,393
                                                                --------------
TOTAL NET ASSETS -- 100.0%                                      $3,048,284,844
                                                                ==============

Forward Foreign Currency Exchange Contracts
                                  Settlement                        Unrealized
      Contracts to Sell              Date                Value     Gain (Loss)

    48,332,506   CHF for USD       11/28/08       $ 41,688,236        $894,861
   220,597,676   DKK for USD       11/28/08         37,691,445         423,456
                                                  ------------   -------------
                                                  $ 79,379,681      $1,318,317
                                                  ============   =============

(Value on Settlement Date $80,697,998)

Notes to Schedule of Investments

CHF = Swiss Franc

DKK = Danish Krone

USD = United States Dollar

(1) Non-income producing.

(2) Category is less than 0.05% of total net assets.

As of October 31, 2008, securities with an aggregate value of $93,406,911, which represented 3.1% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.
Industry classifications are unaudited.

See Notes to Financial Statements.

------
15

Vista

OCTOBER 31, 2008

Shares                                                                   Value

Common Stocks -- 98.0%

AIRLINES -- 2.7%
   1,578,000  AMR Corp.(1)                                         $16,111,380
     950,000  Continental Airlines, Inc., Class B(1)                17,974,000
   2,509,000  Delta Air Lines, Inc.(1)                              27,548,820
                                                                --------------
                                                                    61,634,200
                                                                --------------
BIOTECHNOLOGY -- 2.7%
     535,000  Alexion Pharmaceuticals, Inc.(1)                      21,801,250
     173,000  Celgene Corp.(1)                                      11,116,980
     262,000  Cephalon, Inc.(1)                                     18,790,640
     451,000  CSL Ltd.                                              10,992,376
                                                                --------------
                                                                    62,701,246
                                                                --------------
CAPITAL MARKETS -- 3.4%
      85,000  BlackRock, Inc.                                       11,163,900
     866,000  Charles Schwab Corp. (The)                            16,557,920
     732,000  Lazard Ltd., Class A                                  22,084,440
     699,000  Raymond James Financial, Inc.                         16,279,710
     282,000  Stifel Financial Corp.(1)                             12,309,300
                                                                --------------
                                                                    78,395,270
                                                                --------------
CHEMICALS -- 3.0%
     491,000  Monsanto Co.                                          43,689,180
     134,000  Syngenta AG                                           24,991,548
                                                                --------------
                                                                    68,680,728
                                                                --------------
COMMERCIAL BANKS -- 1.8%
     250,000  Hancock Holding Co.                                   11,040,000
   1,104,000  TCF Financial Corp.                                   19,584,960
     227,000  UMB Financial Corp.                                   10,289,910
                                                                --------------
                                                                    40,914,870
                                                                --------------
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
     365,000  Copart, Inc.(1)                                       12,738,500
     933,000  Waste Connections, Inc.(1)                            31,582,050
                                                                --------------
                                                                    44,320,550
                                                                --------------
COMPUTERS & PERIPHERALS -- 0.5%
     367,000  Diebold, Inc.                                         10,907,240
                                                                --------------
CONSTRUCTION & ENGINEERING -- 2.2%
   2,558,000  Quanta Services, Inc.(1)                              50,546,080
                                                                --------------
CONTAINERS & PACKAGING -- 1.8%
   1,553,977  Crown Holdings, Inc.(1)                               31,359,256
     434,000  Pactiv Corp.(1)                                       10,225,040
                                                                --------------
                                                                    41,584,296
                                                                --------------

Shares                                                                   Value

DIVERSIFIED -- 2.3%
     519,000  Midcap SPDR Trust Series 1                           $53,664,600
                                                                --------------
DIVERSIFIED CONSUMER SERVICES -- 5.1%
     238,000  Apollo Group, Inc., Class A(1)                        16,543,380
   1,265,000  Corinthian Colleges, Inc.(1)                          18,064,200
     328,000  DeVry, Inc.                                           18,594,320
     599,000  ITT Educational Services, Inc.(1)                     52,502,350
      50,000  Strayer Education, Inc.                               11,313,500
                                                                --------------
                                                                   117,017,750
                                                                --------------
ELECTRICAL EQUIPMENT -- 1.1%
     366,000  Energy Conversion Devices, Inc.(1)                    12,495,240
      95,000  First Solar, Inc.(1)                                  13,651,500
                                                                --------------
                                                                    26,146,740
                                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
     486,000  Amphenol Corp., Class A                               13,923,900
                                                                --------------
ENERGY EQUIPMENT & SERVICES -- 2.5%
     278,000  CARBO Ceramics, Inc.                                  12,029,060
     571,000  Dresser-Rand Group, Inc.(1)                           12,790,400
     196,000  Helmerich & Payne, Inc.                                6,724,760
     378,000  Smith International, Inc.                             13,033,440
     806,000  Weatherford International Ltd.(1)                     13,605,280
                                                                --------------
                                                                    58,182,940
                                                                --------------
FOOD & STAPLES RETAILING -- 0.5%
     394,000  Kroger Co. (The)                                      10,819,240
                                                                --------------
FOOD PRODUCTS -- 4.3%
     276,000  Campbell Soup Co.                                     10,474,200
     565,000  Dean Foods Co.(1)                                     12,350,900
     977,000  H.J. Heinz Co.                                        42,812,140
     205,000  Kellogg Co.                                           10,336,100
     258,000  Ralcorp Holdings, Inc.(1)                             17,461,440
     230,000  TreeHouse Foods, Inc.(1)                               6,959,800
                                                                --------------
                                                                   100,394,580
                                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.4%
   1,055,000  Covidien Ltd.                                         46,725,950
     449,000  Edwards Lifesciences Corp.(1)                         23,725,160
     466,000  St. Jude Medical, Inc.(1)                             17,721,980
     273,000  Varian Medical Systems, Inc.(1)                       12,424,230
                                                                --------------
                                                                   100,597,320
                                                                --------------
HEALTH CARE PROVIDERS & SERVICES -- 6.1%
     883,000  Express Scripts, Inc.(1)                              53,518,630
   1,334,000  Medco Health Solutions, Inc.(1)                       50,625,300
   1,313,849  Omnicare, Inc.                                        36,222,817
                                                                --------------
                                                                   140,366,747
                                                                --------------

------
16

Vista
Shares                                                                   Value

HOTELS, RESTAURANTS & LEISURE -- 1.2%
     615,000  Panera Bread Co., Class A(1)                         $27,748,800
                                                                --------------
HOUSEHOLD DURABLES -- 1.5%
     705,000  Leggett & Platt, Inc.                                 12,238,800
      20,000  NVR, Inc.(1)                                           9,804,200
     518,000  Toll Brothers, Inc.(1)                                11,976,160
                                                                --------------
                                                                    34,019,160
                                                                --------------
INSURANCE -- 2.0%
     193,000  ACE Ltd.                                              11,070,480
     308,000  AON Corp.                                             13,028,400
     183,000  Axis Capital Holdings Ltd.                             5,211,840
     443,000  Marsh & McLennan Cos., Inc.                           12,988,760
      77,000  PartnerRe Ltd.                                         5,212,130
                                                                --------------
                                                                    47,511,610
                                                                --------------
INTERNET SOFTWARE & SERVICES -- 2.5%
      89,000  Equinix, Inc.(1)                                       5,555,380
   1,067,000  Netease.com, Inc. ADR(1)                              24,007,500
     526,000  Sohu.com, Inc.(1)                                     28,898,440
                                                                --------------
                                                                    58,461,320
                                                                --------------
IT SERVICES -- 0.2%
     412,000  Perot Systems Corp., Class A(1)                        5,928,680
                                                                --------------
LIFE SCIENCES TOOLS & SERVICES -- 2.5%
   1,396,000  Thermo Fisher Scientific, Inc.(1)                     56,677,600
                                                                --------------
MACHINERY -- 1.0%
     830,000  Briggs & Stratton Corp.                               13,080,800
     178,000  Flowserve Corp.                                       10,131,760
                                                                --------------
                                                                    23,212,560
                                                                --------------
MULTILINE RETAIL -- 5.0%
     741,000  Big Lots, Inc.(1)                                     18,102,630
   1,854,000  Dollar Tree, Inc.(1)                                  70,489,080
     991,000  Family Dollar Stores, Inc.                            26,667,810
                                                                --------------
                                                                   115,259,520
                                                                --------------
OIL, GAS & CONSUMABLE FUELS -- 6.4%
     428,000  Alpha Natural Resources, Inc.(1)                      15,309,560
     489,000  Continental Resources, Inc.(1)                        15,838,710
   2,406,000  PetroHawk Energy Corp.(1)                             45,593,700
     515,000  Plains Exploration & Production Co.(1)                14,523,000
     301,000  Range Resources Corp.                                 12,708,220
     507,000  Southwestern Energy Co.(1)                            18,059,340
     230,000  Ultra Petroleum Corp.(1)                              10,706,500
     288,000  Whiting Petroleum Corp.(1)                            14,973,120
                                                                --------------
                                                                   147,712,150
                                                                --------------

Shares                                                                   Value

PERSONAL PRODUCTS -- 0.8%
     249,000  Chattem, Inc.(1)                                    $ 18,841,830
                                                                --------------
PHARMACEUTICALS -- 1.5%
     993,000  Perrigo Co.                                           33,762,000
                                                                --------------
PROFESSIONAL SERVICES -- 1.0%
     387,000  FTI Consulting, Inc.(1)                               22,542,750
                                                                --------------
ROAD & RAIL -- 4.4%
     602,000  CSX Corp.                                             27,523,440
     596,000  Norfolk Southern Corp.                                35,724,240
     561,000  Union Pacific Corp.                                   37,457,970
                                                                --------------
                                                                   100,705,650
                                                                --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.1%
   1,075,000  Altera Corp.                                          18,651,250
     900,000  Broadcom Corp., Class A(1)                            15,372,000
     668,000  LDK Solar Co., Ltd.(1)                                12,130,880
   1,174,376  Microsemi Corp.(1)                                    25,530,934
                                                                --------------
                                                                    71,685,064
                                                                --------------
SOFTWARE -- 3.6%
   3,270,000  Activision Blizzard, Inc.(1)                          40,744,200
     280,000  Cerner Corp.(1)                                       10,424,400
     552,000  McAfee, Inc.(1)                                       17,967,600
   1,222,000  Symantec Corp.(1)                                     15,372,760
                                                                --------------
                                                                    84,508,960
                                                                --------------
SPECIALTY RETAIL -- 7.4%
     818,000  Children's Place Retail Stores, Inc. (The)(1)         27,345,740
     800,000  Collective Brands, Inc.(1)                            10,232,000
     818,000  Foot Locker, Inc.                                     11,959,160
     206,000  GameStop Corp., Class A(1)                             5,642,340
     325,000  Hibbett Sports, Inc.(1)                                5,788,250
     894,000  PetSmart, Inc.                                        17,602,860
   1,574,000  Ross Stores, Inc.                                     51,454,060
   1,334,000  TJX Cos., Inc. (The)                                  35,697,840
     244,000  Urban Outfitters, Inc.(1)                              5,304,560
                                                                --------------
                                                                   171,026,810
                                                                --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
     549,000  Carter's, Inc.(1)                                     11,660,760
     308,000  Warnaco Group, Inc. (The)(1)                           9,181,480
                                                                --------------
                                                                    20,842,240
                                                                --------------
THRIFTS & MORTGAGE FINANCE -- 1.2%
   1,422,000  Hudson City Bancorp., Inc.                            26,747,820
                                                                --------------

------
17

Vista
Shares                                                                   Value

TRADING COMPANIES & DISTRIBUTORS -- 0.8%
     233,000  W.W. Grainger, Inc.                                  $18,306,810
                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES -- 4.1%
     522,000  American Tower Corp., Class A(1)                      16,865,820
     755,000  NII Holdings, Inc.(1)                                 19,448,800
   2,735,000  SBA Communications Corp., Class A(1)                  57,407,650
                                                                --------------
                                                                    93,722,270
                                                                --------------
TOTAL COMMON STOCKS
(Cost $2,477,945,957)                                            2,260,021,901
                                                                --------------

Shares/Principal Amount                                                 Value

Temporary Cash Investments -- 2.1%

   $49,300,000  FHLB Discount Notes, 0.01%, 11/3/08(2)           $ 49,300,000

        79,233  JPMorgan U.S. Treasury Plus Money Market
                Fund Agency Shares                                     79,233
                                                               --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $49,379,206)                                                 49,379,233
                                                               --------------
TOTAL INVESTMENT SECURITIES -- 100.1%
(Cost $2,527,325,163)                                           2,309,401,134
                                                               --------------
OTHER ASSETS AND LIABILITIES -- (0.1)%                            (1,406,013)
                                                               --------------
TOTAL NET ASSETS -- 100.0%                                     $2,307,995,121
                                                               ==============

Forward Foreign Currency Exchange Contracts
                                                                  Unrealized
     Contracts to Sell       Settlement Date           Value     Gain (Loss)

   12,237,885  AUD for USD       11/28/08        $ 8,113,106        $ 84,322
   23,634,828  CHF for USD       11/28/08         20,385,747         426,163
                                                ------------   -------------
                                                 $28,498,853        $510,485
                                                ============   =============

(Value on Settlement Date $29,009,338)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

CHF = Swiss Franc

FHLB = Federal Home Loan Bank

SPDR = Standard & Poor's Depositary Receipts

USD = United States Dollar

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

As of October 31, 2008, securities with an aggregate value of $35,983,924, which represented 1.6% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.
Industry classifications are unaudited.

See Notes to Financial Statements.

------
18

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008
                                                          Growth             Vista
ASSETS

Investment securities, at value
(cost of $3,542,679,568 and
$2,527,325,163, respectively)                     $3,047,411,451    $2,309,401,134

Cash                                                       4,381                --

Receivable for investments sold                       29,069,795        75,931,383

Receivable for forward foreign currency
exchange contracts                                     1,318,317           510,485

Receivable for capital shares sold                     8,455,477         2,213,495

Dividends and interest receivable                      1,823,190         1,306,073
                                                  --------------    --------------
                                                   3,088,082,611     2,389,362,570
                                                  --------------    --------------

LIABILITIES

Disbursements in excess of
demand deposit cash                                           --            36,512

Payable for investments purchased                     35,860,901        77,432,783

Payable for capital shares redeemed                    1,384,806         1,960,823

Accrued management fees                                2,522,011         1,879,701

Distribution and service fees payable                     30,049            57,630
                                                  --------------    --------------
                                                      39,797,767        81,367,449
                                                  --------------    --------------

NET ASSETS                                        $3,048,284,844    $2,307,995,121
                                                  ==============    ==============

See Notes to Financial Statements.

------
19

OCTOBER 31, 2008
                                                       Growth             Vista
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)        $3,861,271,744    $2,832,250,263

Accumulated undistributed net
investment income (loss)                           14,384,583         (510,485)

Accumulated net realized loss
on investment and foreign
currency transactions                           (333,431,559)     (306,311,713)

Net unrealized depreciation on
investments and translation
of assets and liabilities in
foreign currencies                              (493,939,924)     (217,432,944)
                                               --------------    --------------

                                               $3,048,284,844    $2,307,995,121
                                               ==============    ==============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                     $2,617,301,907    $1,800,787,976

Shares outstanding                                147,932,530       144,911,329

Net asset value per share                              $17.69            $12.43

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                       $286,261,718      $238,727,198

Shares outstanding                                 16,030,871        18,759,669

Net asset value per share                              $17.86            $12.73

ADVISOR CLASS, $0.01 PAR VALUE

Net assets                                       $141,441,097      $257,057,144

Shares outstanding                                  8,131,010        21,264,547

Net asset value per share                              $17.40            $12.09

R CLASS, $0.01 PAR VALUE

Net assets                                         $3,280,122       $11,422,803

Shares outstanding                                    189,017           934,994

Net asset value per share                              $17.35            $12.22

See Notes to Financial Statements.

------
20

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2008
                                                         Growth              Vista
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld
of $245,995 and $278,042, respectively)            $ 46,126,023       $ 12,155,993

Interest                                                753,566          1,577,328

Securities lending, net                                 274,982                 --
                                               ----------------   ----------------
                                                     47,154,571         13,733,321
                                               ----------------   ----------------

EXPENSES:

Management fees                                      39,862,749         31,090,495

Distribution fees:

 Advisor Class                                           40,572                 --

 C Class                                                    939              4,185

Service fees:

 Advisor Class                                           40,572                 --

 C Class                                                    313              1,395

Distribution and service fees:

 Advisor Class                                          422,088            876,355

 R Class                                                 14,117             39,936

Directors' fees and expenses                            112,271             92,489

Other expenses                                           11,404             10,982
                                               ----------------   ----------------
                                                     40,505,025         32,115,837
                                               ----------------   ----------------

NET INVESTMENT INCOME (LOSS)                          6,649,546       (18,382,516)
                                               ----------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                           (162,500,919)      (300,756,208)

Foreign currency transactions                         8,115,692          5,571,938
                                               ----------------   ----------------
                                                  (154,385,227)      (295,184,270)
                                               ----------------   ----------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:

Investments                                     (1,417,176,588)    (1,399,144,208)

Translation of assets and liabilities in
foreign currencies                                    1,477,190            740,715
                                               ----------------   ----------------
                                                (1,415,699,398)    (1,398,403,493)
                                               ----------------   ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)         (1,570,084,625)    (1,693,587,763)
                                               ----------------   ----------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      $(1,563,435,079)   $(1,711,970,279)
                                               ================   ================

See Notes to Financial Statements.

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21

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007
                                   Growth                                Vista
Increase
(Decrease) in Net
Assets                           2008               2007               2008              2007

OPERATIONS

Net investment
income (loss)             $ 6,649,546        $ 8,565,562      $(18,382,516)    $ (16,538,483)

Net realized gain
(loss)                  (154,385,227)        737,622,135      (295,184,270)       328,007,590

Change in net
unrealized
appreciation
(depreciation)        (1,415,699,398)        215,035,112    (1,398,403,493)       795,623,414
                      ---------------    ---------------    ---------------    --------------
Net increase
(decrease) in net
assets resulting
from operations       (1,563,435,079)        961,222,809    (1,711,970,279)     1,107,092,521
                      ---------------    ---------------    ---------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor
 Class                    (5,142,411)        (2,635,083)                 --                --

 Institutional
 Class                      (895,366)        (2,056,902)                 --                --

From net realized
gains:

 Investor
 Class                             --                 --      (254,880,472)      (15,549,310)

 Institutional
 Class                             --                 --       (21,928,910)       (1,008,670)

 Advisor
 Class                             --                 --       (35,302,295)       (1,649,953)

 C Class                           --                 --                 --          (26,987)

 R Class                           --                 --          (388,974)           (2,660)
                      ---------------    ---------------    ---------------    --------------
Decrease in net
assets from
distributions             (6,037,777)        (4,691,985)      (312,500,651)      (18,237,580)
                      ---------------    ---------------    ---------------    --------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in net
assets from
capital share
transactions             (10,334,134)    (1,121,480,853)        766,730,513       165,576,023
                      ---------------    ---------------    ---------------    --------------

NET INCREASE
(DECREASE) IN NET
ASSETS                (1,579,806,990)      (164,950,029)    (1,257,740,417)     1,254,430,964

NET ASSETS

Beginning of
period                  4,628,091,834      4,793,041,863      3,565,735,538     2,311,304,574
                      ---------------    ---------------    ---------------    --------------
End of period          $3,048,284,844     $4,628,091,834     $2,307,995,121    $3,565,735,538
                      ===============    ===============    ===============    ==============

Accumulated
undistributed net
investment income
(loss)                    $14,384,583         $5,778,262         $(510,485)          $135,602
                      ===============    ===============    ===============    ==============

See Notes to Financial Statements.

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22

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Growth Fund (Growth) and Vista Fund
(Vista) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds'
investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. Growth generally invests in larger-sized companies that management believes will increase in value but may purchase companies of any size. Vista generally invests in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the R Class. Prior to December 3,
2007, the funds were authorized to issue the C Class (see Note 9). The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

SECURITIES ON LOAN -- Growth may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of
Operations. Growth continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

------
23

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an interpretation of FASB Statement No. 109" during the current fiscal year. The funds are no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
24

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On September 25, 2007, the Advisor Class shareholders of Growth approved a change to the class's fee structure. The change was approved by the Board of
Directors on November 29, 2006 and March 7, 2007. Effective December 3, 2007,
the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operation expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for Growth ranges from 0.80% to 1.00% for the Investor Class, Advisor
Class, C Class and R Class. Prior to December 3, 2007, the Advisor Class was
0.25% less at each point within the range for Growth. The annual management fee schedule for Vista is 1.00% for the Investor Class, Advisor Class, C Class
and R Class. The Institutional Class is 0.20% less at each point within the range for the funds.

The effective annual management fee for each class of each fund for the year ended October 31, 2008, was as follows:

                              Growth             Vista

Investor                       1.00%             1.00%

Institutional                  0.80%             0.80%

Advisor                        0.98%             1.00%

R                              1.00%             1.00%

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the
Advisor Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay
American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. Prior to December 3, 2007, the Board of Directors had
adopted a Master Distribution and Shareholder Services Plan, pursuant to Rule
12b-1 of the 1940 Act, which provided that the Advisor Class of Growth would pay ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The plans provide that the C Class paid ACIS an annual distribution fee of 0.75%
and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM js an equity investor in ACC. Growth has a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

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25

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2008, were as follows:

                                       Growth               Vista

Purchases                          $5,256,982,467      $5,696,631,304

Proceeds from sales                $5,268,302,805      $5,225,272,355

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                       Year ended October 31, 2008        Year ended October 31, 2007
                            Shares          Amount         Shares              Amount

Growth

INVESTOR
CLASS/SHARES
AUTHORIZED             800,000,000                    800,000,000
                      ============                   ============
Sold                    12,836,527    $300,950,250     16,976,807       $ 399,134,867

Issued in
reinvestment of
distributions              177,027       4,567,294        108,333           2,425,571

Redeemed              (19,382,053)   (453,420,723)   (42,268,248)     (1,005,443,921)
                      ------------   -------------   ------------    ----------------
                       (6,368,499)   (147,903,179)   (25,183,108)       (603,883,483)
                      ------------   -------------   ------------    ----------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED             150,000,000                    150,000,000
                      ============                   ============
Sold                     9,611,676     230,187,708     10,007,473         248,497,432

Issued in
reinvestment of
distributions               34,450         895,366         91,175           2,056,902
Redeemed               (4,148,451)    (99,365,649)   (33,807,486)       (861,252,969)
                      ------------   -------------   ------------    ----------------
                         5,497,675     131,717,425   (23,708,838)       (610,698,635)
                      ------------   -------------   ------------    ----------------
ADVISOR
CLASS/SHARES
AUTHORIZED             310,000,000                    210,000,000
                      ============                   ============
Sold                     2,322,369      51,515,155      5,728,920         134,469,921

Issued in
connection with
reclassification
(Note 9)                    61,986       1,519,904             --                  --

Redeemed               (2,098,624)    (47,812,210)    (1,847,995)        (43,503,786)
                      ------------   -------------   ------------    ----------------
                           285,731       5,222,849      3,880,925          90,966,135
                      ------------   -------------   ------------    ----------------
C CLASS/SHARES
AUTHORIZED                     N/A                    100,000,000
                      ============                   ============
Sold                           117           2,858         33,264             762,257

Issued in
connection with
reclassification
(Note 9)                  (61,986)     (1,519,904)             --                  --

Redeemed                   (1,377)        (32,865)       (15,025)           (349,075)
                      ------------   -------------   ------------    ----------------
                          (63,246)     (1,549,911)         18,239             413,182
                      ------------   -------------   ------------    ----------------
R CLASS/SHARES
AUTHORIZED              50,000,000                     50,000,000
                      ============                   ============
Sold                       138,140       3,100,669         94,157           2,147,094

Redeemed                  (39,513)       (921,987)       (18,497)           (425,146)
                      ------------   -------------   ------------    ----------------
                            98,627       2,178,682         75,660           1,721,948
                      ------------   -------------   ------------    ----------------
Net increase
(decrease)               (549,712)   $(10,334,134)   (44,917,122)    $(1,121,480,853)
                      ============   =============   ============    ================

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26

                        Year ended October 31, 2008    Year ended October 31, 2007
                             Shares          Amount         Shares          Amount
Vista

INVESTOR
CLASS/SHARES
AUTHORIZED              800,000,000                    800,000,000
                       ============                   ============
Sold                     45,528,430    $848,307,407     29,032,048    $594,313,388

Issued in
reinvestment of
distributions            10,942,528     228,589,393        817,264      14,040,588

Redeemed               (32,057,988)   (575,840,072)   (29,523,877)   (567,312,331)
                       ------------   -------------   ------------   -------------
                         24,412,970     501,056,728        325,435      41,041,645
                       ------------   -------------   ------------   -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED               80,000,000                     80,000,000
                       ============                   ============
Sold                     13,601,031     248,188,626      5,631,084     115,870,016

Issued in
reinvestment of
distributions             1,026,634      21,928,910         57,617       1,008,292

Redeemed                (6,162,698)   (116,233,467)    (3,345,045)    (63,192,246)
                       ------------   -------------   ------------   -------------
                          8,464,967     153,884,069      2,343,656      53,686,062
                       ------------   -------------   ------------   -------------
ADVISOR
CLASS/SHARES
AUTHORIZED              310,000,000                    210,000,000
                       ============                   ============
Sold                     11,477,175     206,951,884      7,905,928     161,043,591

Issued in
connection with
reclassification
(Note 9)                    298,623       6,537,776             --              --

Issued in
reinvestment of
distributions             1,717,908      34,993,776         96,989       1,632,335

Redeemed                (8,290,080)   (144,859,203)    (5,081,285)    (95,833,752)
                       ------------   -------------   ------------   -------------
                          5,203,626     103,624,233      2,921,632      66,842,174
                       ------------   -------------   ------------   -------------
C CLASS/SHARES
AUTHORIZED                      N/A                    100,000,000
                       ============                   ============
Sold                          6,353         139,449        197,808       3,787,658

Issued in
reinvestment of
distributions                    --              --          1,736          25,006

Issued in
connection with
reclassification
(Note 9)                  (298,623)     (6,537,776)             --              --

Redeemed                   (30,349)       (630,821)       (69,921)     (1,288,863)
                       ------------   -------------   ------------   -------------
                          (322,619)     (7,029,148)        129,623       2,523,801
                       ------------   -------------   ------------   -------------
R CLASS/SHARES
AUTHORIZED               10,000,000                     10,000,000
                       ============                   ============
Sold                      1,019,466      18,305,579        189,380       3,673,020

Issued in
reinvestment of
distributions                18,855         388,974             --              --

Redeemed                  (203,365)     (3,499,922)      (110,041)     (2,190,679)
                       ------------   -------------   ------------   -------------
                            834,956      15,194,631         79,339       1,482,341
                       ------------   -------------   ------------   -------------
Net increase
(decrease)               38,593,900    $766,730,513      5,799,685    $165,576,023
                       ============   =============   ============   =============

5. SECURITIES LENDING

As of October 31, 2008, Growth did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. Growth's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

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27

6. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The funds did not borrow from either line during the year ended
October 31, 2008.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2008 and October 31, 2007 were as follows:

                                     Growth                      Vista
                                2008         2007         2008           2007

DISTRIBUTIONS PAID FROM

Ordinary income              $6,037,777   $4,691,985  $ 91,105,580        --

Long-term capital gains          --           --      $221,395,071   $18,237,580

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                           Growth            Vista

Federal tax cost of investments                    $3,584,172,756   $2,583,470,461
                                                  ===============   ==============
Gross tax appreciation of investments                $104,738,476     $ 88,130,374

Gross tax depreciation of investments               (641,499,781)    (362,199,701)
                                                  ---------------   --------------
Net tax appreciation (depreciation) of
investments                                        $(536,761,305)   $(274,069,327)
                                                  ===============   ==============
Net tax appreciation (depreciation) on
derivatives and translation of assets and
liabilities in foreign currencies                        $433,331        $(19,400)
                                                  ---------------   --------------
Net tax appreciation (depreciation)                $(536,327,974)   $(274,088,727)
                                                  ===============   ==============
Undistributed ordinary income                         $15,279,445               --

Accumulated capital losses                         $(291,938,371)   $(250,166,415)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

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28

The accumulated capital losses on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                2010        2011   2012   2013  2014   2015        2016

Growth     $(168,744,439)    --     --     --    --     --    $(123,193,932)

Vista            --          --     --     --    --     --    $(250,166,415)

9. CORPORATE EVENT

On July 27, 2007, the C Class shareholders of each fund approved a reclassification of C Class shares into Advisor Class shares of that fund. The change was approved by the Board of Directors on November 29, 2006 and March
7, 2007. The reclassification was effective December 3, 2007.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 will not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

11. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

Growth and Vista designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2008.

For corporate taxpayers, Growth and Vista hereby designate ordinary income distributions of $6,037,777 and $3,360,198, respectively, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2008.

Vista hereby designates $221,395,071, or up to the maximum amount allowable, as long-term capital gains distributions for the fiscal year ended October 31,
2008.

Vista hereby designates $91,105,580 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

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29

FINANCIAL HIGHLIGHTS

Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
                                      2008    2007     2006     2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                 $26.78  $21.99   $19.80   $18.43    $17.26
                                  --------  ------   ------   ------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                     0.04    0.04     0.02     0.08    (0.01)

 Net Realized and
 Unrealized Gain (Loss)             (9.10)    4.76     2.26     1.30      1.18
                                  --------  ------   ------   ------   -------
 Total From
 Investment Operations              (9.06)    4.80     2.28     1.38      1.17
                                  --------  ------   ------   ------   -------
Distributions

 From Net Investment Income         (0.03)  (0.01)   (0.09)   (0.01)        --
                                  --------  ------   ------   ------   -------
Net Asset Value,
End of Period                       $17.69  $26.78   $21.99   $19.80    $18.43
                                  ========  ======   ======   ======   =======

TOTAL RETURN(2)                   (33.86)%  21.86%   11.51%    7.47%     6.78%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.00%   1.00%    1.00%    1.00%     1.00%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                           0.16%   0.15%    0.09%    0.38%   (0.07)%

Portfolio Turnover Rate               129%    112%     127%      77%      131%

Net Assets, End of Period
(in millions)                       $2,617  $4,133   $3,946   $4,008    $4,176

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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30

Growth

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $27.03     $22.19    $19.98     $18.59     $17.38
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.08       0.09      0.06       0.11       0.02

 Net Realized and
 Unrealized
 Gain (Loss)                     (9.17)       4.81      2.27       1.33       1.19
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (9.09)       4.90      2.33       1.44       1.21
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.08)     (0.06)    (0.12)     (0.05)         --
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $17.86     $27.03    $22.19     $19.98     $18.59
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (33.71)%     22.13%    11.70%      7.72%      6.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             0.80%      0.80%     0.80%      0.80%      0.80%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        0.36%      0.35%     0.29%      0.58%      0.13%

Portfolio Turnover Rate            129%       112%      127%        77%       131%

Net Assets, End of Period
(in thousands)                 $286,262   $284,695  $759,816   $689,983   $685,090

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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31

Growth

Advisor Class

For a Share Outstanding Throughout the Years Ended October 31
                                      2008       2007      2006     2005      2004
PER-SHARE DATA

Net Asset Value, Beginning of
Period                              $26.36     $21.68    $19.53   $18.22    $17.11
                                  --------   --------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                   (0.02)     (0.04)    (0.03)     0.02    (0.06)

 Net Realized
 and Unrealized
 Gain (Loss)                        (8.94)       4.72      2.22     1.29      1.17
                                  --------   --------   -------  -------   -------
 Total From
 Investment Operations              (8.96)       4.68      2.19     1.31      1.11
                                  --------   --------   -------  -------   -------
Distributions

 From Net Investment Income             --         --    (0.04)       --        --

Net Asset Value,
End of Period                       $17.40     $26.36    $21.68   $19.53    $18.22
                                  ========   ========   =======  =======   =======

TOTAL RETURN(2)                   (34.03)%     21.59%    11.23%    7.19%     6.49%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                   1.25%      1.25%     1.25%    1.25%     1.25%

Ratio of Net Investment Income
(Loss) to Average Net Assets       (0.09)%    (0.10)%   (0.16)%    0.13%   (0.32)%

Portfolio Turnover Rate               129%       112%      127%      77%      131%

Net Assets, End of Period (in
thousands)                        $141,441   $206,837   $85,953  $86,303   $76,962

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns are calculated based on the net asset value on the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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32

Growth

R Class

For a Share Outstanding Throughout the Years Ended October 31
                                       2008      2007      2006     2005      2004

PER-SHARE DATA

Net Asset Value,
Beginning of Period                  $26.37    $21.74    $19.59   $18.32    $17.25
                                   --------   -------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                    (0.08)    (0.10)    (0.11)   (0.07)    (0.13)

 Net Realized
 and Unrealized
 Gain (Loss)                         (8.94)      4.73      2.26     1.34      1.20
                                   --------   -------   -------  -------   -------
 Total From
 Investment
 Operations                          (9.02)      4.63      2.15     1.27      1.07
                                   --------   -------   -------  -------   -------
Net Asset Value,
End of Period                        $17.35    $26.37    $21.74   $19.59    $18.32
                                   ========   =======   =======  =======   =======

TOTAL RETURN(2)                    (34.21)%    21.30%    10.97%    6.93%     6.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                            1.50%     1.50%     1.50%    1.50%     1.50%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                  (0.34)%   (0.35)%   (0.41)%  (0.12)%   (0.57)%

Portfolio Turnover Rate                129%      112%      127%      77%      131%

Net Assets, End of Period (in
thousands)                           $3,280    $2,383      $298      $49       $12

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
33

Vista

Investor Class

For a Share Outstanding Throughout the Years Ended October 31
                                       2008      2007      2006     2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                  $24.24    $16.35    $14.99   $13.14    $11.97
                                   --------   -------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                    (0.11)    (0.12)    (0.04)   (0.04)    (0.06)

 Net Realized
 and Unrealized
 Gain (Loss)                         (9.61)      8.14      1.40     1.89      1.23
                                   --------   -------   -------  -------   -------
 Total From
 Investment Operations               (9.72)      8.02      1.36     1.85      1.17
                                   --------   -------   -------  -------   -------
Distributions

 From Net Realized Gains             (2.09)    (0.13)        --       --        --
                                   --------   -------   -------  -------   -------
Net Asset Value,
End of Period                        $12.43    $24.24    $16.35   $14.99    $13.14
                                   ========   =======   =======  =======   =======

TOTAL RETURN(2)                    (43.58)%    49.39%     9.07%   14.08%     9.77%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                            1.00%     1.00%     1.00%    1.00%     1.00%

Ratio of Net Investment Income
(Loss) to
Average Net Assets                  (0.56)%   (0.60)%   (0.23)%  (0.26)%   (0.48)%

Portfolio Turnover Rate                167%      121%      234%     284%      255%

Net Assets, End of Period (in
millions)                            $1,801    $2,921    $1,965   $1,902    $1,418

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
34

Vista

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31
                                     2008       2007       2006     2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                $24.72     $16.64     $15.22   $13.32    $12.11
                                 --------   --------   --------  -------   -------

Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  (0.07)     (0.08)     (0.01)   (0.01)    (0.04)

 Net Realized
 and Unrealized
 Gain (Loss)                       (9.83)       8.29       1.43     1.91      1.25
                                 --------   --------   --------  -------   -------
 Total From
 Investment Operations             (9.90)       8.21       1.42     1.90      1.21
                                 --------   --------   --------  -------   -------
Distributions

 From Net Realized Gains           (2.09)     (0.13)         --       --        --
                                 --------   --------   --------  -------   -------
Net Asset Value,
End of Period                      $12.73     $24.72     $16.64   $15.22    $13.32
                                 ========   ========   ========  =======   =======

TOTAL RETURN(2)                  (43.50)%     49.68%      9.33%   14.26%     9.99%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                          0.80%      0.80%      0.80%    0.80%     0.80%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                (0.36)%    (0.40)%    (0.03)%  (0.06)%   (0.28)%

Portfolio Turnover Rate              167%       121%       234%     284%      255%

Net Assets, End of Period (in
thousands)                       $238,727   $254,528   $132,325  $98,439   $42,747

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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35

Vista

Advisor Class

For a Share Outstanding Throughout the Years Ended October 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $23.69     $16.03    $14.73     $12.95     $11.82
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                (0.15)     (0.16)    (0.08)     (0.08)     (0.11)

 Net Realized
 and Unrealized
 Gain (Loss)                     (9.36)       7.95      1.38       1.86       1.24
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (9.51)       7.79      1.30       1.78       1.13
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Realized Gains                  (2.09)     (0.13)        --         --         --
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $12.09     $23.69    $16.03     $14.73     $12.95
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (43.72)%     48.94%     8.83%     13.75%      9.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        1.25%      1.25%     1.25%      1.25%      1.25%

Ratio of Net Investment
Income (Loss) to
Average Net Assets              (0.81)%    (0.85)%   (0.48)%    (0.51)%    (0.73)%

Portfolio Turnover Rate            167%       121%      234%       284%       255%

Net Assets, End of Period
(in thousands)                 $257,057   $380,555  $210,576   $190,635   $106,750

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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36

Vista

R Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                         2008       2007       2006        2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                    $23.98     $16.25     $14.97         $15.32
                                     --------    -------    -------      ---------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                      (0.18)     (0.21)     (0.16)         (0.04)

 Net Realized and
 Unrealized Gain (Loss)                (9.49)       8.07       1.44         (0.31)
                                     --------    -------    -------      ---------
 Total From
 Investment Operations                 (9.67)       7.86       1.28         (0.35)
                                     --------    -------    -------      ---------
Distributions

 From Net Realized Gains               (2.09)     (0.13)         --             --
                                     --------    -------    -------      ---------
Net Asset Value,
End of Period                          $12.22     $23.98     $16.25         $14.97
                                     ========    =======    =======      =========

TOTAL RETURN(3)                      (43.87)%     48.71%      8.55%        (2.28)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                              1.50%      1.50%      1.50%       1.50%(4)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                            (1.06)%    (1.10)%    (0.73)%     (0.92)%(4)

Portfolio Turnover Rate                  167%       121%       234%        284%(5)

Net Assets, End of Period
(in thousands)                        $11,423     $2,398       $337            $24

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

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37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Fund and Vista Fund, two of the funds constituting American Century Mutual Funds, Inc. (the
"Corporation"), as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Growth Fund and Vista Fund, two of the funds constituting
American Century Mutual Funds, Inc., as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 16, 2008

------
38

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM or the advisor); the funds'
principal underwriter, American Century Investment Services, Inc. (ACIS); and
the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment
Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
39

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc.; Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc.; Charming Shoppes, Inc.

------
40

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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41

APPROVAL OF MANAGEMENT AGREEMENTS

Growth and Vista

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Growth and Vista (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds;

* reports on the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

------
42

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

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43

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The funds' performance for both the one- and three-year periods was above the median for their peer groups.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the funds.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

------
44

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer groups. The unified fee charged to shareholders of Growth was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of Vista was in the lowest quartile of the total expense ratios of its peer group. The board concluded that the management fee paid by the funds to the advisor was reasonable in light of the services provided to the funds.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

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45

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS
As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

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46

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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47

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

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48

[back cover]

[american century investments logo and text logo ®]

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . .              1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . .              1-800-345-2021
                                                                   or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . .              1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . .              1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . .              1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments                                       PRSRT STD
P.O. Box 419200                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                      AMERICAN CENTURY
                                                                   COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0812
CL-ANN-62719S

[front cover]

ANNUAL REPORT
OCTOBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

GIFTRUST FUND

PROSPECTUS SUPPLEMENT ENCLOSED

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
October 31, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan S. Thomas
Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns. . . . . . . . . . . . . . . . . . . .      2

GIFTRUST

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Steve J. Lurito, Chief Investment Officer,
U.S. Growth Equity

THE PERFECT STORM

The year ended October 31, 2008, was one of the most turbulent periods for the
U.S. equity market since the Great Depression. As the accompanying table shows, stocks declined sharply across the board as a "perfect storm" of negative influences undermined investor confidence and produced a dramatic increase in market volatility.

The biggest impact came from the credit crisis that grew out of the housing and mortgage meltdowns in 2007. Credit conditions deteriorated throughout the one-year period, culminating in a liquidity crisis that led to the downfall of a number of major financial companies. Examples included the government conservatorship of mortgage lenders Fannie Mae and Freddie Mac, the bankruptcy of brokerage firm Lehman Brothers, and the government bailout of insurer
American International Group. Despite efforts by the U.S. government and
Federal Reserve to provide systemic stability, the credit markets remained deeply troubled.

Diminishing economic activity also weighed on the stock market. After decelerating in 2007, the U.S. economy weakened further in 2008 as consumer spending stalled, the housing downturn worsened, and the unemployment rate reached its highest level since 1994. The U.S. economic slowdown spread to other parts of the world, increasing the likelihood of a global recession.

One other noteworthy factor was the parabolic rise and fall of commodity prices. Robust growth in emerging economies combined with speculative excesses boosted the prices of energy and many other commodities to record highs by mid-2008. However, the global economic slowdown led to a sharp reversal in commodity prices during the last few months of the period.

THE GROUNDWORK FOR RECOVERY

The events of the past year have been about correcting global imbalances and domestic excesses--the first step on the road to recovery. It's important to remember that the stock market is a discounting mechanism, trading on estimates of future earnings power. The market decline over the past year discounted the current economic slowdown; similarly, we would expect the market to rebound before we see improvement in the economic data. We don't know when this will happen, but the preconditions for market recovery--significant monetary stimulus and low valuations--are in place.

U.S. Stock Index Returns
For the 12 months ended October 31, 2008
RUSSELL 1000 INDEX (LARGE-CAP)      -36.80%
Russell 1000 Value Index            -36.80%
Russell 1000 Growth Index           -36.95%
RUSSELL MIDCAP INDEX                -40.67%
Russell Midcap Value Index          -38.83%
Russell Midcap Growth Index         -42.65%
RUSSELL 2000 INDEX (SMALL-CAP)      -34.16%
Russell 2000 Value Index            -30.54%
Russell 2000 Growth Index           -37.87%

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2

PERFORMANCE
Giftrust

Total Returns as of October 31, 2008

                                        Average Annual Returns

                                                           Since       Inception
                       1 year     5 years   10 years     Inception        Date

GIFTRUST               -39.49%    6.32%(1)  4.40%(1)      10.82%        11/25/83

Russell Midcap
Growth Index(2)        -42.65%     -0.18%     2.20%        --(3)           --

(1) Returns would have been lower if management fees had not been waived from
2/1/04 to 7/31/04.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Benchmark began 12/31/85.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

Giftrust

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1998

One-Year Returns Over 10 Years
Periods ended October 31
              1999     2000      2001      2002      2003      2004      2005      2006     2007      2008

Giftrust     59.05%   63.10%   -56.36%   -15.38%    18.18%   -1.64%*    25.13%    16.49%   56.63%   -39.49%

Russell
Midcap
Growth
Index        37.66%   38.67%   -42.78%   -17.61%    39.30%    8.77%     15.91%    14.51%   19.72%   -42.65%

*Returns would have been lower, along with the ending value, if management fees had not been waived from 2/1/04 to 7/31/04.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Giftrust

Portfolio Managers: David Hollond and Greg Walsh

PERFORMANCE SUMMARY

Giftrust returned -39.49% for the 12 months ended October 31, 2008, which compares favorably to the -42.65% return of the portfolio's benchmark, the
Russell Midcap Growth Index.

As discussed in the Market Perspective on page 2, equity markets declined significantly during the reporting period as the subprime mortgage-driven credit crisis spread further into the economy. In this environment, mid-cap stocks underperformed their large- and small-cap counterparts, and growth-oriented shares lagged value stocks.

The portfolio's relative performance was helped in particular by holdings in the materials, consumer discretionary, industrials and health care sectors.
The main detractors from performance were holdings in the information technology sector, as well as allocations and stock selection in the telecommunications services and consumer staples sectors.

INFORMATION TECHNOLOGY, TELECOMMUNICATIONS SERVICES DETRACTED

Stock selection in the information technology sector weighed on absolute and relative performance. The semiconductor industry, in particular, was home to several detractors from returns. Giftrust held an overweight stake in MEMC, a global supplier of polysilicon, a raw material used in the production of solar cells. MEMC's share price fell 75%, due to poor company execution in ramping-up polysilicon production capacity.

Weightings and stock selection in the telecommunications sector also curbed relative returns. Within the wireless telecom industry, the portfolio maintained an overweight in NII Holdings, Inc., which provides cellular service in burgeoning Latin American markets. Although it has benefited performance in the past, NII detracted from returns during the reporting period.

CONSUMER DISCRETIONARY, INDUSTRIALS CONTRIBUTED, BUT CERTAIN HOLDINGS LAGGED

Effective stock selection within the consumer discretionary sector helped returns relative to the benchmark. Here, overweighted investment positions in discount retailers such as Dollar Tree and Family Dollar Stores helped performance. Companies in this category have benefited from the weak economy, which caused consumers to trade down in their buying habits. Underweighting or altogether sidestepping most of the other companies in the sector further aided relative returns.

Elsewhere in the consumer discretionary sector, an overweight stake in ITT
Educational Services hindered performance as the private education company suffered from the fallout from the credit crunch. As with the subprime mortgage industry, private education firms experienced a loss of liquidity as investors shied away from student loans.

Top Ten Holdings as of October 31, 2008
                                  % of net       % of net
                                assets as of   assets as of
                                  10/31/08        4/30/08
Monsanto Co.                        2.5%           3.2%
CSL Ltd.                            2.5%           3.6%
Express Scripts, Inc.               2.1%           2.4%
Activision Blizzard, Inc.*          2.0%           1.4%
Apple, Inc.                         1.8%           1.6%
Ubisoft Entertainment SA            1.7%           1.1%
Omnicare, Inc.                      1.7%            --
Grifols SA                          1.6%            --
Petrohawk Energy Corp.              1.5%           2.3%
Celgene Corp.                       1.5%           0.8%

*Formerly Activision, Inc.

------
5

Giftrust

Within the industrials sector, Giftrust benefited mainly from overweight positions in railroad companies, including Norfolk Southern and Union Pacific.
This industry experienced improving fundamentals as higher fuel prices created an advantage for the more fuel-efficient railroads versus trucking companies, and as coal shipments continued to increase.

Also within the industrials sector, Giftrust's investment in machinery company
Flowserve Corp. benefited relative performance. This manufacturer of pumps, seals, and valves has experienced improving fundamentals because of its sales to customers in the oil and gas, chemical, and water industries. Flowserve was a key contributor to relative portfolio performance, although its 27%
share-price decline hurt absolute returns.

MATERIALS GAINED

A higher standard of living in emerging markets and greater focus on biofuels translated into growing demand for agricultural products. That in turn drove up commodity prices, benefiting select agricultural chemical companies within the portfolio during the reporting period. Within this group, Monsanto, which is a producer of corn seed, benefited from escalating corn prices while agricultural chemicals company K+S Agriculture was helped by higher demand for its fertilizer products. Since neither of these were members of the benchmark, both companies were substantial contributors to relative performance as their share prices experienced only modest declines.

OUTLOOK

Giftrust's investment process focuses on medium-sized companies with accelerating revenue and earnings growth rates that are also exhibiting share-price strength. We believe that active investing in such companies will generate attractive absolute and relative investment performance over time.
Despite the volatility and difficult investment environment, we will remain focused on implementing our time-tested process.

Top Five Industries as of October 31, 2008
                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/08        4/30/08
Oil, Gas & Consumable Fuels               7.2%           5.2%
Software                                  6.9%           6.1%
Biotechnology                             5.6%           5.9%
Health Care Providers & Services          5.5%           3.3%
Specialty Retail                          5.1%           5.5%

Types of Investments in Portfolio
                                       % of net       % of net
                                     assets as of   assets as of
                                       10/31/08        4/30/08
Domestic Common Stocks                   86.3%          81.5%
Foreign Common Stocks*                   11.5%          18.1%
TOTAL COMMON STOCKS                      97.8%          99.6%
Temporary Cash Investments               3.5%           0.9%
Other Assets and Liabilities            (1.3)%         (0.5)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                   Beginning        Ending        Expenses Paid
                 Account Value   Account Value    During Period*      Annualized
                     5/1/08        10/31/08     5/1/08 - 10/31/08   Expense Ratio*

Actual               $1,000         $657.70           $4.17             1.00%

Hypothetical         $1,000        $1,020.11          $5.08             1.00%

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Giftrust

OCTOBER 31, 2008

Shares                                                                   Value

Common Stocks -- 97.8%

AEROSPACE & DEFENSE -- 1.5%
           83,400  Alliant Techsystems, Inc.(1)                        $ 6,883,836
           59,700  Lockheed Martin Corp.                                 5,077,485
                                                                      ------------
                                                                        11,961,321
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 0.8%
          120,000  C.H. Robinson Worldwide, Inc.                         6,213,600
                                                                      ------------
AIRLINES -- 1.1%
          218,000  AMR Corp.(1)                                          2,225,780
          118,900  Continental Airlines, Inc., Class B(1)                2,249,588
          211,900  Delta Air Lines, Inc.(1)                              2,326,662
          375,500  JetBlue Airways Corp.(1)                              2,084,025
                                                                      ------------
                                                                         8,886,055
                                                                      ------------
BIOTECHNOLOGY -- 5.6%
          191,400  Celgene Corp.(1)                                     12,299,364
          815,397  CSL Ltd.                                             19,873,949
          637,700  Grifols SA                                           12,723,638
                                                                      ------------
                                                                        44,896,951
                                                                      ------------
CAPITAL MARKETS -- 2.6%
          224,200  Charles Schwab Corp. (The)                            4,286,704
          130,138  Lazard Ltd., Class A                                  3,926,263
          189,500  Merrill Lynch & Co., Inc.                             3,522,805
           62,400  Morgan Stanley                                        1,090,128
          330,250  Raymond James Financial, Inc.                         7,691,523
                                                                      ------------
                                                                        20,517,423
                                                                      ------------
CHEMICALS -- 2.8%
          228,840  Monsanto Co.                                         20,362,183
           23,300  Potash Corp of Saskatchewan                           1,986,558
                                                                      ------------
                                                                        22,348,741
                                                                      ------------
COMMERCIAL BANKS -- 0.9%
          170,300  KeyCorp                                               2,082,769
           90,000  Marshall & Ilsley Corp.                               1,622,700
          117,500  Synovus Financial Corp.                               1,213,775
           42,400  TCF Financial Corp.                                     752,176
           49,000  Zions Bancorp.                                        1,867,390
                                                                      ------------
                                                                         7,538,810
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
          112,200  Copart, Inc.(1)                                       3,915,780
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 0.6%
          266,100  Juniper Networks, Inc.(1)                             4,986,714
                                                                      ------------
COMPUTERS & PERIPHERALS -- 1.8%
          138,030  Apple, Inc.(1)                                       14,850,648
                                                                      ------------

Shares                                                                   Value

CONSTRUCTION & ENGINEERING -- 1.4%
           90,600  KBR, Inc.                                           $ 1,344,504
          503,800  Quanta Services, Inc.(1)                              9,955,088
                                                                      ------------
                                                                        11,299,592
                                                                      ------------
CONTAINERS & PACKAGING -- 1.4%
          508,600  Crown Holdings, Inc.(1)                              10,263,548
           28,487  Rock-Tenn Co., Class A                                  866,290
                                                                      ------------
                                                                        11,129,838
                                                                      ------------
DISTRIBUTORS -- 0.4%
          298,300  LKQ Corp.(1)                                          3,412,552
                                                                      ------------
DIVERSIFIED -- 1.2%
           98,100  Standard & Poor's 500 Depositary Receipt,
                   Series 1                                              9,499,023
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 5.1%
          128,823  Apollo Group, Inc., Class A(1)                        8,954,487
          200,083  DeVry, Inc.                                          11,342,705
          493,676  H&R Block, Inc.                                       9,735,291
          106,500  New Oriental Education & Technology Group ADR(1)      6,810,675
           16,600  Strayer Education, Inc.                               3,756,082
                                                                      ------------
                                                                        40,599,240
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.2%
            6,900  CME Group, Inc.                                       1,946,835
                                                                      ------------
ELECTRICAL EQUIPMENT -- 1.0%
           88,273  Energy Conversion Devices, Inc.(1)                    3,013,640
           21,838  First Solar, Inc.(1)                                  3,138,120
           53,200  Vestas Wind Systems AS(1)                             2,189,794
                                                                      ------------
                                                                         8,341,554
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.2%
          111,650  Dolby Laboratories, Inc., Class A(1)                  3,524,790
          185,500  FLIR Systems, Inc.(1)                                 5,954,550
                                                                      ------------
                                                                         9,479,340
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 1.8%
          107,600  Dresser-Rand Group, Inc.(1)                           2,410,240
          138,900  Pride International, Inc.(1)                          2,609,931
           61,300  Smith International, Inc.                             2,113,624
           44,300  Transocean, Inc.(1)                                   3,647,219
          231,200  Weatherford International Ltd.(1)                     3,902,656
                                                                      ------------
                                                                        14,683,670
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.8%
          179,200  BJ's Wholesale Club, Inc.(1)                          6,307,840
                                                                      ------------

------
9

Giftrust

Shares                                                                   Value

FOOD PRODUCTS -- 1.6%
          127,000  H.J. Heinz Co.                                      $ 5,565,140
           71,200  Kellogg Co.                                           3,589,904
          345,900  Sara Lee Corp.                                        3,867,162
                                                                      ------------
                                                                        13,022,206
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.4%
          108,200  Baxter International, Inc.                            6,545,018
          167,100  Covidien Ltd.                                         7,400,859
           81,700  Edwards Lifesciences Corp(1)                          4,317,028
           50,100  Mettler Toledo International, Inc.(1)                 3,834,654
          171,000  Thoratec Corp.(1)                                     4,210,020
          206,600  Varian Medical Systems, Inc.(1)                       9,402,366
                                                                      ------------
                                                                        35,709,945
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 5.5%
          284,400  Express Scripts, Inc.(1)                             17,237,484
          275,000  Medco Health Solutions, Inc.(1)                      10,436,250
          481,700  Omnicare, Inc.                                       13,280,469
           96,700  UnitedHealth Group, Inc.                              2,294,691
           19,000  WellPoint, Inc.(1)                                      738,530
                                                                      ------------
                                                                        43,987,424
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 1.6%
          100,383  Bally Technologies, Inc.(1)                           2,223,483
           37,400  Chipotle Mexican Grill, Inc., Class A(1)              1,898,050
           39,700  Chipotle Mexican Grill, Inc., Class B(1)              1,697,969
           87,900  Panera Bread Co., Class A(1)                          3,966,048
              853  Royal Caribbean Cruises Ltd.                             11,567
          114,300  WMS Industries, Inc.(1)                               2,857,500
                                                                      ------------
                                                                        12,654,617
                                                                      ------------
HOUSEHOLD DURABLES -- 0.3%
           83,100  KB Home                                               1,386,939
          112,200  Pulte Homes, Inc.                                     1,249,908
                                                                      ------------
                                                                         2,636,847
                                                                      ------------
INSURANCE -- 2.2%
           34,600  ACE Ltd.                                              1,984,656
          144,500  AON Corp.                                             6,112,350
           67,600  Axis Capital Holdings Ltd.                            1,925,248
           10,400  Everest Re Group Ltd.                                   776,880
          141,300  Marsh & McLennan Cos., Inc.                           4,142,916
          288,500  XL Capital Ltd., Class A                              2,798,450
                                                                      ------------
                                                                        17,740,500
                                                                      ------------
INTERNET & CATALOG RETAIL -- 0.5%
           83,408  priceline.com, Inc.(1)                                4,389,763
                                                                      ------------

Shares                                                                   Value

INTERNET SOFTWARE & SERVICES -- 2.3%
          529,734  Ariba, Inc.(1)                                      $ 5,668,154
          118,500  Digital River, Inc.(1)                                2,936,430
           74,300  Equinix, Inc.(1)                                      4,637,806
          226,300  Netease.com, Inc. ADR(1)                              5,091,750
                                                                      ------------
                                                                        18,334,140
                                                                      ------------
IT SERVICES -- 1.8%
          157,900  Global Payments, Inc.                                 6,396,529
           55,300  MasterCard, Inc., Class A                             8,174,446
                                                                      ------------
                                                                        14,570,975
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.5%
           89,985  Covance, Inc.(1)                                      4,499,250
          190,900  Thermo Fisher Scientific, Inc.(1)                     7,750,540
                                                                      ------------
                                                                        12,249,790
                                                                      ------------
MACHINERY -- 1.5%
          138,984  Flowserve Corp.                                       7,910,969
          115,900  Parker-Hannifin Corp.                                 4,493,443
                                                                      ------------
                                                                        12,404,412
                                                                      ------------
MEDIA -- 0.7%
          263,900  DIRECTV Group, Inc. (The)(1)                          5,776,771
                                                                      ------------
MULTI-INDUSTRY -- 1.0%
          469,800  Financial Select Sector SPDR Fund                     7,295,994
                                                                      ------------
MULTILINE RETAIL -- 2.7%
          210,700  Big Lots, Inc.(1)                                     5,147,401
          285,100  Dollar Tree, Inc.(1)                                 10,839,502
          207,300  Family Dollar Stores, Inc.                            5,578,443
                                                                      ------------
                                                                        21,565,346
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 7.2%
           49,800  Alpha Natural Resources, Inc.(1)                      1,781,346
          191,070  Arena Resources, Inc.(1)                              5,823,814
          104,600  CONSOL Energy, Inc.                                   3,283,394
          103,000  Continental Resources, Inc.(1)                        3,336,170
          131,800  Equitable Resources, Inc.                             4,574,778
          139,500  Peabody Energy Corp.                                  4,814,145
          649,755  Petrohawk Energy Corp.(1)                            12,312,857
          132,700  Plains Exploration & Production Co.(1)                3,742,140
          147,900  Range Resources Corp.                                 6,244,338
          217,400  Southwestern Energy Co.(1)                            7,743,788
           81,553  Whiting Petroleum Corp.(1)                            4,239,940
                                                                      ------------
                                                                        57,896,710
                                                                      ------------
PERSONAL PRODUCTS -- 0.8%
          121,200  Avon Products, Inc.                                   3,009,396
           86,200  Estee Lauder Cos., Inc. (The), Class A                3,106,648
                                                                      ------------
                                                                         6,116,044
                                                                      ------------

------
10

Giftrust

Shares                                                                   Value

PROFESSIONAL SERVICES -- 1.3%
           90,700  FTI Consulting, Inc.(1)                             $ 5,283,275
           96,104  Huron Consulting Group, Inc.(1)                       5,225,174
                                                                      ------------
                                                                        10,508,449
                                                                      ------------
ROAD & RAIL -- 4.1%
          103,200  Canadian National Railway Co.                         4,464,432
          190,500  CSX Corp.                                             8,709,660
          188,500  Norfolk Southern Corp.                               11,298,690
          122,400  Union Pacific Corp.                                   8,172,648
                                                                      ------------
                                                                        32,645,430
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.1%
          221,900  Altera Corp.                                          3,849,965
          139,000  Analog Devices, Inc.                                  2,969,040
          281,415  Broadcom Corp., Class A(1)                            4,806,568
          196,300  Linear Technology Corp.                               4,452,084
          280,700  Marvell Technology Group Ltd.(1)                      1,953,672
           77,900  National Semiconductor Corp.                          1,025,943
          401,100  NVIDIA Corp.(1)                                       3,513,636
          650,000  ON Semiconductor Corp.(1)                             3,321,500
          215,500  Semiconductor HOLDRs Trust                            4,471,625
          102,965  Silicon Laboratories, Inc.(1)                         2,672,972
                                                                      ------------
                                                                        33,037,005
                                                                      ------------
SOFTWARE -- 6.9%
        1,266,842  Activision Blizzard, Inc.(1)                         15,784,851
          297,222  McAfee, Inc.(1)                                       9,674,576
           38,400  Nintendo Co. Ltd.                                    12,111,250
          149,400  Sybase, Inc.(1)                                       3,978,522
          264,582  Ubisoft Entertainment SA(1)                          13,982,779
                                                                      ------------
                                                                        55,531,978
                                                                      ------------
SPECIALTY RETAIL -- 5.1%
          317,000  American Eagle Outfitters, Inc.                       3,525,040
          244,400  Children's Place Retail Stores, Inc. (The)(1)         8,170,292
          276,600  Guess?, Inc.                                          6,021,582
          214,000  Limited Brands, Inc.                                  2,563,720
          181,500  PetSmart, Inc.                                        3,573,735
          249,200  Ross Stores, Inc.                                     8,146,348
          408,900  Urban Outfitters, Inc.(1)                             8,889,486
                                                                      ------------
                                                                        40,890,203
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 3.8%
          197,200  Carter's, Inc.(1)                                     4,188,528
           90,700  NIKE, Inc., Class B                                   5,227,041
          165,800  Polo Ralph Lauren Corp.                               7,820,786
          127,034  True Religion Apparel, Inc.(1)                        2,127,820
          130,800  Under Armour, Inc., Class A(1)                        3,400,800
          258,000  Warnaco Group, Inc. (The)(1)                          7,690,980
                                                                      ------------
                                                                        30,455,955
                                                                      ------------

Shares                                                                       Value

THRIFTS & MORTGAGE FINANCE -- 0.9%
          378,000  Hudson City Bancorp., Inc.                          $ 7,110,180
                                                                      ------------
TOBACCO -- 1.3%
          158,200  Lorillard, Inc.                                      10,419,052
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
           75,200  Fastenal Co.                                          3,027,552
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.6%
           59,900  American Tower Corp., Class A(1)                      1,935,369
          454,600  MetroPCS Communications, Inc.(1)                      6,246,204
          110,705  NII Holdings, Inc.(1)                                 2,851,761
          101,400  SBA Communications Corp., Class A(1)                  2,128,386
                                                                      ------------
                                                                        13,161,720
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $851,695,542)                                                    785,954,535
                                                                      ------------

Temporary Cash Investments -- 3.5%

           40,552  JPMorgan U.S. Treasury Plus Money Market Fund
                   Agency Shares                                            40,552

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 8.125%,
5/15/21, valued at $29,110,894), in a joint trading account at
0.05%, dated 10/31/08, due 11/3/08 (Delivery value $28,600,119)         28,600,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $28,640,552)                                                      28,640,552
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 101.3%
(Cost $880,336,094)                                                    814,595,087
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (1.3)%                                (10,824,339)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $803,770,748
                                                                      ============

Geographic Diversification
(as a % of net assets)

United States              86.3%
Australia                   2.5%
France                      1.7%
Spain                       1.6%
Japan                       1.5%
China                       1.5%
Bermuda                     1.4%
Canada                      0.8%
Denmark                     0.3%
Switzerland                 0.2%
Cash and Equivalents*       2.2%

*Includes temporary cash investments and other assets and liabilities.

------
11

Giftrust

Forward Foreign Currency Exchange Contracts

                                 Settlement                     Unrealized
      Contracts to Sell             Date           Value       Gain (Loss)

     23,600,851   AUD for USD     11/28/08       $15,646,184        $162,615
      6,310,761   CAD for USD     11/28/08         5,234,453        (35,708)
      9,208,011   DKK for USD     11/28/08         1,573,286          15,888
     16,316,368   EUR for USD     11/28/08        20,777,753         293,411
    610,849,740   JPY for USD     11/28/08         6,206,199          56,879
                                                 -----------      ----------
                                                 $49,437,875        $493,085
                                                 ===========      ==========

(Value on Settlement Date $49,930,960)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

DKK = Danish Krone

EUR = Euro

HOLDRs = Holding Company Depositary Receipts

JPY = Japanese Yen

SPDR = Standard & Poor's Depositary Receipts

USD = United States Dollar

(1) Non-income producing.

As of October 31, 2008, securities with an aggregate value of $60,881,410, which represented 7.6% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.
Industry classifications are unaudited.

See Notes to Financial Statements.

------
12

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

ASSETS

Investment securities, at value (cost of $880,336,094)                $814,595,087

Receivable for investments sold                                         20,713,846

Receivable for forward foreign currency exchange contracts                 528,793

Receivable for capital shares sold                                          19,182

Dividends and interest receivable                                          399,334
                                                                      ------------
                                                                       836,256,242
                                                                       -----------

LIABILITIES

Disbursements in excess of demand deposit cash                              29,103

Payable for investments purchased                                       31,672,326

Payable for capital shares redeemed                                         68,376

Payable for forward foreign currency exchange contracts                     35,708

Accrued management fees                                                    679,981
                                                                      ------------
                                                                        32,485,494
                                                                      ------------

NET ASSETS                                                            $803,770,748
                                                                      ============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                             200,000,000
                                                                      ============

Outstanding                                                             42,128,731
                                                                      ============

NET ASSET VALUE PER SHARE                                                   $19.08
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $897,161,740

Undistributed net investment income                                        585,494

Accumulated net realized loss on investment and foreign currency
transactions                                                          (28,747,154)

Net unrealized depreciation on investments and translation of
assets and liabilities in foreign currencies                          (65,229,332)
                                                                      ------------
                                                                      $803,770,748
                                                                      ============

See Notes to Financial Statements.

------
13

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $113,803)                  $ 6,002,926

Interest                                                                   406,232
                                                                    --------------
                                                                         6,409,158
                                                                    --------------

EXPENSES:

Management fees                                                         12,209,669

Directors' fees and expenses                                                32,109

Other expenses                                                               5,874
                                                                    --------------
                                                                        12,247,652
                                                                    --------------

NET INVESTMENT INCOME (LOSS)                                           (5,838,494)
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                               (23,026,155)

Foreign currency transactions                                           10,973,344

Futures transactions                                                   (1,291,531)
                                                                    --------------
                                                                      (13,344,342)
                                                                    --------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                          (516,069,380)

Translation of assets and liabilities in foreign currencies                765,774
                                                                    --------------
                                                                     (515,303,606)
                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              (528,647,948)
                                                                    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(534,486,442)
                                                                    ==============

See Notes to Financial Statements.

------
14

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007

Increase (Decrease) in Net Assets                       2008            2007

OPERATIONS

Net investment income (loss)                        $ (5,838,494)     $(6,683,330)

Net realized gain (loss)                             (13,344,342)      252,077,446

Change in net unrealized appreciation
(depreciation)                                      (515,303,606)      286,275,760
                                                    -------------   --------------
Net increase (decrease) in net assets resulting
from operations                                     (534,486,442)      531,669,876
                                                    -------------   --------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                              10,453,508       11,497,937

Payments for shares redeemed                         (93,410,238)    (106,533,236)
                                                    -------------   --------------
Net increase (decrease) in net assets from
capital share transactions                           (82,956,730)     (95,035,299)
                                                    -------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS               (617,443,172)      436,634,577

NET ASSETS

Beginning of period                                 1,421,213,920      984,579,343
                                                    -------------   --------------
End of period                                       $ 803,770,748   $1,421,213,920
                                                    =============   ==============

Undistributed net investment income                      $585,494         $122,505
                                                    =============   ==============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                      377,995          468,391

Redeemed                                              (3,326,738)      (4,291,934)
                                                    -------------   --------------
Net increase (decrease) in shares of the fund         (2,948,743)      (3,823,543)
                                                    =============   ==============

See Notes to Financial Statements.

------
15

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Giftrust Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of medium-sized and smaller companies that management believes will increase in value over time. Effective March 1, 2009, the fund may invest in companies of any size. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

------
16

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund has adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes--an interpretation of FASB Statement No. 109" during the current fiscal year. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
17

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee for the fund is 1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM js an equity investor in ACC. Prior to December 12, 2007, the fund had a line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended ended October 31, 2008, were $2,069,460,124 and $2,157,916,035, respectively.

4. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The fund did not borrow from either line during the year ended
October 31, 2008.

5. RISK FACTORS

The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are also certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
The fund may consider a portion of its earnings as already having been distributed in the case of shareholder redemptions in order to satisfy its distribution requirements. Therefore such amounts are reclassified from undistributed net investment income to capital paid in and in addition, reduce the total distributions paid to current shareholders. There were no distributions paid by the fund during the years ended October 31, 2008 and
October 31, 2007.

------
18

As of October 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                       $899,371,242
                                                                     =============
Gross tax appreciation of investments                                  $41,588,364
Gross tax depreciation of investments                                (126,364,519)
                                                                     -------------
Net tax appreciation (depreciation) of investments                   $(84,776,155)
                                                                     =============
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies                $34,478
                                                                     -------------
Net tax appreciation (depreciation)                                  $(84,741,677)
                                                                     =============
Undistributed ordinary income                                           $1,062,691
Accumulated capital losses                                            $(9,712,006)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

The accumulated capital losses listed in the chart represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(2,183,412) expire in
2011 and $(7,528,594) expire in 2016.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 will not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
19

FINANCIAL HIGHLIGHTS

Giftrust

For a Share Outstanding Throughout the Years Ended October 31

                                    2008      2007     2006      2005         2004

PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $31.53    $20.13   $17.28    $13.81       $14.04
                                --------   -------  -------   -------   ----------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                        (0.13)    (0.14)   (0.05)    (0.08)       (0.01)

 Net Realized and
 Unrealized Gain (Loss)          (12.32)     11.54     2.90      3.55       (0.22)
                                --------   -------  -------   -------   ----------
 Total From Investment
 Operations                      (12.45)     11.40     2.85      3.47       (0.23)
                                --------   -------  -------   -------   ----------
Net Asset Value, End of
Period                            $19.08    $31.53   $20.13    $17.28       $13.81
                                ========   =======  =======   =======   ==========

TOTAL RETURN(2)                 (39.49)%    56.63%   16.49%    25.13%      (1.64)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.00%     1.00%    1.00%     1.00%     0.49%(3)

Ratio of Net Investment
Income (Loss) to Average Net
Assets                           (0.48)%   (0.57)%  (0.22)%   (0.46)%   (0.09)%(3)

Portfolio Turnover Rate             171%      147%     229%      223%         260%

Net Assets, End of Period
(in millions)                       $804    $1,421     $985      $927         $865

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

(3) During a portion of the year ended October 31, 2004, the investment advisor voluntarily agreed to waive its management fee. The waiver was in effect from February 1, 2004 through July 31, 2004. Had fees not been waived the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.00% and (0.60)%, respectively.

See Notes to Financial Statements.

------
20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Giftrust Fund, one of the funds constituting American Century Mutual Funds, Inc. (the "Corporation"), as of
October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Giftrust Fund, one of the funds constituting American Century Mutual Funds,
Inc., as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 16, 2008

------
21

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM or the advisor); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
22

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc.; Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc.; Charming Shoppes, Inc.

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

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23

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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24

APPROVAL OF MANAGEMENT AGREEMENT

Giftrust

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Giftrust (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

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25

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the fund is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems

------
26

to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one-
and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the fund.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

------
27

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group. The board concluded that the management fee paid by the fund to the advisor was reasonable in light of the services provided to the fund.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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28

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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29

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

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30

NOTES

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31

NOTES

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32

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . .         1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . .         1-800-345-2021 or
                                                               816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . .         1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . .         1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . .         1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0812
CL-ANN-62715S-SUP

[front cover]

ANNUAL REPORT
OCTOBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

SELECT FUND
CAPITAL GROWTH FUND
FOCUSED GROWTH FUND
FUNDAMENTAL EQUITY FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
October 31, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

SELECT

CAPITAL GROWTH

FOCUSED GROWTH

FUNDAMENTAL EQUITY

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     73
     Approval of Management Agreements for Select, Capital Growth,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

THE PERFECT STORM

The year ended October 31, 2008, was one of the most turbulent periods for the
U.S. equity market since the Great Depression. As the accompanying table shows, stocks declined sharply across the board as a "perfect storm" of negative influences undermined investor confidence and produced a dramatic increase in market volatility.

The biggest impact came from the credit crisis that grew out of the housing and mortgage meltdowns in 2007. Credit conditions deteriorated throughout the one-year period, culminating in a liquidity crisis that led to the downfall of a number of major financial companies. Examples included the government conservatorship of mortgage lenders Fannie Mae and Freddie Mac, the bankruptcy of brokerage firm Lehman Brothers, and the government bailout of insurer
American International Group. Despite efforts by the U.S. government and
Federal Reserve to provide systemic stability, the credit markets remained deeply troubled.

Diminishing economic activity also weighed on the stock market. After decelerating in 2007, the U.S. economy weakened further in 2008 as consumer spending stalled, the housing downturn worsened, and the unemployment rate reached its highest level since 1994. The U.S. economic slowdown spread to other parts of the world, increasing the likelihood of a global recession.

One other noteworthy factor was the parabolic rise and fall of commodity prices. Robust growth in emerging economies combined with speculative excesses boosted the prices of energy and many other commodities to record highs by mid-2008. However, the global economic slowdown led to a sharp reversal in commodity prices during the last few months of the period.

THE GROUNDWORK FOR RECOVERY

The events of the past year have been about correcting global imbalances and domestic excesses--the first step on the road to recovery. It's important to remember that the stock market is a discounting mechanism, trading on estimates of future earnings power. The market decline over the past year discounted the current economic slowdown; similarly, we would expect the market to rebound before we see improvement in the economic data. We don't know when this will happen, but the preconditions for market recovery--significant monetary stimulus and low valuations--are in place.

U.S. Stock Index Returns
For the 12 months ended October 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)        -36.80%
Russell 1000 Value Index              -36.80%
Russell 1000 Growth Index             -36.95%

RUSSELL MIDCAP INDEX                  -40.67%
Russell Midcap Value Index            -38.83%
Russell Midcap Growth Index           -42.65%

RUSSELL 2000 INDEX (SMALL-CAP)        -34.16%
Russell 2000 Value Index              -30.54%
Russell 2000 Growth Index             -37.87%

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2

PERFORMANCE
Select

Total Returns as of October 31, 2008
                                                 Average Annual Returns
                                                5         10        Since      Inception
                                  1 year      years      years    Inception      Date

INVESTOR CLASS                   -37.71%     -2.85%     -1.69%      11.80%    6/30/71(1)

RUSSELL 1000 GROWTH INDEX(2)     -36.95%     -1.29%     -2.10%      N/A(3)        --

Institutional Class              -37.60%     -2.66%     -1.49%      2.01%       3/13/97

A Class(4)
 No sales charge*                -37.88%     -3.09%     -1.93%      -0.15%
 With sales charge*              -41.45%     -4.23%     -2.51%      -0.68%      8/8/97

B Class
 No sales charge*                -38.36%     -3.83%       --        -0.11%
 With sales charge*              -42.36%     -4.06%       --        -0.28%      1/31/03

C Class                          -38.34%     -3.82%       --        -0.09%      1/31/03

R Class                          -38.03%       --         --        -8.51%      7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the investment advisor's implementation of its current investment philosophy and practices.

(2) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Benchmark began 12/29/78.

(4) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Select

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1998

One-Year Returns Over 10 Years
Periods ended October 31
              1999     2000     2001      2002      2003    2004    2005    2006     2007      2008

Investor
Class        31.22%   7.64%   -28.93%    -17.11%   17.11%  3.05%   6.67%   -1.55%   28.37%   -37.71%

Russell
1000
Growth
Index        34.25%   9.33%   -39.95%    -19.62%   21.81%  3.38%   8.81%   10.84%   19.23%   -36.95%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Select

Portfolio Managers: Keith Lee and Michael Li

PERFORMANCE SUMMARY

Select returned -37.71* for the 12 months ended October 31, 2008, compared with the -36.95% return of its benchmark, the Russell 1000 Growth Index, and the -36.10%** return of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 2, equity markets declined during the reporting period against a backdrop of extreme market volatility, as the subprime mortgage-driven credit crisis spread further into the economy.
In this environment, mid-cap stocks underperformed their large- and small-cap counterparts, and growth-oriented shares lagged value stocks.

Within the portfolio, poor security selection in the industrials and information technology sectors accounted for the bulk of Select's underperformance relative to the benchmark. An underweight allocation and stock selection in the health care sector also trimmed relative returns.
Effective stock selection in the consumer discretionary and energy sectors helped to offset those losses.

INDUSTRIALS LED DECLINE

The industrials sector is home to several holdings involved with alternative energy. Although holdings in this group have delivered gains in previous reporting periods, they suffered from market volatility and slowing demand as energy prices fell during the reporting period. Solar cell maker Q-Cells AG, which is not a constituent of the benchmark, declined 70% and detracted from absolute and relative performance.

A stake in Denmark-based Vestas Wind Systems AS, which is not a benchmark constituent, also hurt absolute and relative returns. The developer of wind power systems that harness wind energy to create electricity experienced a 54%
share price decline as demand for alternative energy slowed.

The portfolio maintained an overweight stake in the construction and engineering industry, where we focused on companies involved in heavy construction areas, including the construction of power plants and offshore oil platforms. Within this group, overweight holding Foster Wheeler declined on fears that weaker energy prices would reduce engineering and construction activity.

Top Ten Holdings as of October 31, 2008
                                  % of net       % of net
                                assets as of   assets as of
                                  10/31/08        4/30/08

Wal-Mart Stores, Inc.               3.4%           2.0%
Apple, Inc.                         2.9%           2.6%
Cisco Systems, Inc.                 2.7%           2.7%
Coca-Cola Co. (The)                 2.7%           1.9%
Hewlett-Packard Co.                 2.7%           2.2%
Microsoft Corp.                     2.6%           3.4%
Google, Inc., Class A               2.6%           1.8%
McDonald's Corp.                    2.6%           2.2%
EMC Corp.                           2.4%           2.0%
Occidental Petroleum Corp.          2.3%           2.4%

* All fund returns referenced in this commentary are for Investor Class shares.

** The S&P 500 Index returns for the five- and 10-year periods ended October
31, 2008, were 0.26% and 0.40%, respectively.

------
5

Select

INFORMATION TECHNOLOGY, HEALTH CARE LAGGED, BUT CERTAIN HOLDINGS HELPED

Select maintained an overweight stake in information technology holding MEMC, a global supplier of polysilicon, a raw material used in the production of solar cells. MEMC was the primary detractor within the sector, due to poor company execution in ramping up polysilicon production capacity.

In the health care sector, an overweight position in Schering-Plough substantially underperformed due to cautious reviews of its cholesterol lowering drug Vytorin by the American College of Cardiology and New England
Journal of Medicine. Although we had previously viewed market concerns over this drug as unsubstantiated, the Select team ultimately exited the position given this development.

Overweight stakes in biotechnology holding Genzyme and health care equipment company Baxter International contributed to Select's relative performance.
Baxter's share price increased 2.2% while Genzyme's declined a modest 4.1%
during the volatile reporting period.

CONSUMER DISCRETIONARY, ENERGY CONTRIBUTED

Stock selection in the consumer discretionary sector aided the portfolio's performance relative to the benchmark. Here, holdings within the hotels, restaurants, and leisure industry were key contributors to relative gains.
McDonald's Corporation, which posted positive returns, and Yum! Brands, in particular, which declined relatively modestly, benefited relative returns.

The energy sector was also a source of strength relative to the benchmark, although it detracted from absolute returns. Stock selection in the oil, gas, and consumable fuels group helped relative returns as the portfolio avoided a number of laggards while holding relative outperformers. Occidental Petroleum, in particular, was a meaningful contributor to relative returns.

STARTING POINT FOR NEXT REPORTING PERIOD

The reporting period was a very difficult environment for growth- and momentum-oriented investment styles. Select's investment process, which emphasizes these characteristics, experienced a significant headwind as a result. Going forward, we remain confident in our investment beliefs that stocks which exhibit high-quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term.

Top Five Industries as of October 31, 2008
                                    % of net       % of net
                                  assets as of   assets as of
                                    10/31/08        4/30/08

Computers & Peripherals               7.9%           6.9%
Software                              7.7%           7.3%
Food & Staples Retailing              5.3%           4.4%
Biotechnology                         5.3%           4.5%
Beverages                             5.2%           4.6%

Types of Investments in Portfolio
                                    % of net       % of net
                                  assets as of   assets as of
                                    10/31/08        4/30/08

Domestic Common Stocks                87.1%          84.4%
Foreign Common Stocks(1)              10.5%          13.1%
TOTAL COMMON STOCKS                   97.6%          97.5%
Temporary Cash Investments            2.3%           2.0%
Other Assets and Liabilities          0.1%           0.5%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

PERFORMANCE
Capital Growth

Total Returns as of October 31, 2008
                                            Average Annual
                                                Returns
                                                 Since       Inception
                                   1 year      Inception       Date

A CLASS
 No sales charge*                 -33.88%       -1.19%
 With sales charge*               -37.67%       -2.43%        2/27/04

RUSSELL 1000 GROWTH INDEX(1)      -36.95%       -2.86%          --

Investor Class                    -33.67%       -3.74%        7/29/05

Institutional Class               -33.57%       -3.55%        7/29/05

B Class
 No sales charge*                 -34.36%       -1.93%
 With sales charge*               -38.36%       -2.39%        2/27/04

C Class                           -34.36%       -1.93%        2/27/04

R Class                           -34.01%       -4.22%        7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
7

Capital Growth

Growth of $10,000 Over Life of Class

$10,000 investment made February 27, 2004

One-Year Returns Over Life of Class
Periods ended October 31
                                2004*   2005    2006     2007      2008

A Class (no sales charge)      -1.10%   7.08%  11.24%   21.40%   -33.88%

Russell 1000 Growth Index      -3.70%   8.81%  10.84%   19.23%   -36.95%

* From 2/27/04, the A Class's inception date. Not annualized. Capital Growth A
Class's initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
8

PORTFOLIO COMMENTARY
Capital Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

PERFORMANCE SUMMARY

Capital Growth returned -33.88%* during the 12 months ended October 31, 2008.
By comparison, Capital Growth outperformed its benchmark--the Russell 1000
Growth Index--and the Lipper Large-Cap Growth Funds category average, which returned -36.95% and -38.55%, respectively. See the previous page for the portfolio's long-term performance compared with its benchmark.

The portfolio declined in a year of unprecedented turmoil in financial markets. No sector contributed positively to absolute returns; information technology shares detracted most. Capital Growth held up better than the
Russell index thanks to contributions from a number of sectors, led by consumer discretionary, financials, and materials shares. Information technology and industrials were the only sectors to detract from relative results.

CONSUMER DISCRETIONARY CONTRIBUTED MOST

Outperformance in the consumer discretionary sector was driven by stock picks in the multiline and specialty retail industries. The sector was home to the number-one overall contributor to relative results, an overweight position in
Family Dollar Stores. In the specialty retail segment, performance benefited from larger-than-benchmark weightings in Urban Outfitters and The TJX
Companies, which operates the T.J. Maxx and Marshalls chains, among others.
Having exposure to these and other discount retailers during the period benefited portfolio performance in this difficult economic environment.

For example, in the consumer staples sector, Wal-Mart saw increased customer traffic while continuing to make progress on its turnaround. Wal-Mart was a top-five contributor to portfolio performance.

OTHER KEY CONTRIBUTORS

Materials shares also helped relative performance, led by stock selection.
Monsanto, the world's largest seed producer, was the leading contributor in this space. It also helped to be underweight in the chemicals and metals and mining industries, which suffered from falling commodity prices and the outlook for slower economic growth and tighter credit. The portfolio had no exposure to the poorest-performing fertilizer and steel companies, led by
Mosaic and U.S. Steel, respectively.

Top Ten Holdings as of October 31, 2008
                                  % of net       % of net
                                assets as of   assets as of
                                  10/31/08        4/30/08

Apple, Inc.                         3.4%           3.3%
Wal-Mart Stores, Inc.               3.1%           2.1%
Procter & Gamble Co. (The)          3.0%           1.3%
Cisco Systems, Inc.                 3.0%           1.5%
QUALCOMM, Inc.                      2.8%           2.5%
Coca-Cola Co. (The)                 2.8%           2.2%
Google, Inc., Class A               2.3%           0.9%
Oracle Corp.                        2.3%           0.8%
Raytheon Co.                        2.3%           1.9%
Union Pacific Corp.                 2.2%           0.4%

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

------
9

Capital Growth

Financials shares contributed to relative performance thanks to stock selection in the insurance space, as well as underweight positions in consumer finance and thrifts. The key contribution to relative results came from an overweight position in Chubb Corporation. Chubb had an essentially flat return during an otherwise very difficult year for financials stocks because it's seen as a well-capitalized, higher-quality name.

IT, INDUSTRIALS DETRACTED

The information technology sector was the largest detractor from relative return. Stock selection in the software industry hurt performance, behind an underweight position in Microsoft, which was seen as a "safe haven" during the market turmoil. An underweight position and stock selection in IT services also detracted. Here it hurt to be underrepresented in IBM, another big safe-haven play, and overweight in Western Union and DST Systems during the period.

The industrials sector underperformed due to positioning in the electrical equipment, commercial services, road and rail, and building products industries. Stock selection was mixed, but allocation detracted--the portfolio was overweight in the poor-performing electrical equipment companies, and underrepresented in the other industry segments, which held up better.

OUTLOOK

The Capital Growth team's investment process focuses on large companies exhibiting sustainable improvement in their businesses. The managers have a thesis on each stock they own and devote their entire research effort toward identifying the companies in each sector and industry that they feel are likely to outperform. It is the managers' belief that owning such companies will generate outperformance over time versus the Russell 1000 Growth Index and the other funds in the large-growth peer group.

As a result, the portfolio's sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31,
2008, they found opportunity in the health care and consumer discretionary sectors, the portfolio's largest overweight positions. The most notable sector underweights were in information technology and energy shares.

Top Five Industries as of October 31, 2008
                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/08        4/30/08

Health Care Equipment & Supplies                  8.0%           8.0%
Software                                          6.7%           4.2%
Communications Equipment                          5.7%           7.9%
Semiconductors & Semiconductor Equipment          5.2%           5.5%
Oil, Gas & Consumable Fuels                       5.1%           6.3%

Types of Investments in Portfolio
                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/08        4/30/08

Domestic Common Stocks                            97.3%          91.8%
Foreign Common Stocks(1)                          1.4%           6.1%
TOTAL COMMON STOCKS                               98.7%          97.9%
Temporary Cash Investments                        0.9%            --
Other Assets and Liabilities(2)                   0.4%           2.1%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
10

PERFORMANCE
Focused Growth

Total Returns as of October 31, 2008
                                               Average Annual
                                                   Returns
                                                    Since       Inception
                                      1 year      Inception        Date

INVESTOR CLASS                       -32.19%       -2.76%        2/28/05

RUSSELL 1000 GROWTH INDEX(1)(2)      -36.95%       -3.93%           --

BLENDED INDEX                        -36.51%       -3.90%           --

S&P 500 INDEX(1)                     -36.10%       -3.91%           --

Institutional Class                  -32.09%       -28.08%       9/28/07

A Class
 No sales charge*                    -32.37%       -28.40%
 With sales charge*                  -36.27%       -32.19%       9/28/07

B Class
 No sales charge*                    -32.87%       -28.94%
 With sales charge*                  -36.87%       -32.73%       9/28/07

C Class                              -32.87%       -28.94%       9/28/07

R Class                              -32.56%       -28.58%       9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) In March of 2008, the fund's benchmark changed from the blended index to the Russell 1000 Growth Index. The fund's investment advisor believes this index better represents the fund's portfolio composition.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment approach may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
11

Focused Growth

Growth of $10,000 Over Life of Class

$10,000 investment made February 28, 2005

One-Year Returns Over Life of Class
Periods ended October 31
                               2005*    2006    2007      2008

Investor Class                 5.30%   9.13%   15.78%   -32.19%

Russell 1000 Growth Index      3.62%   10.84%  19.23%   -36.95%

Blended index                  2.53%   13.57%  16.88%   -36.51%

S&P 500 Index                  1.44%   16.34%  14.56%   -36.10%

*From 2/28/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment approach may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
12

PORTFOLIO COMMENTARY
Focused Growth

Portfolio Managers: Greg Woodhams and Joe Reiland

PERFORMANCE SUMMARY

Focused Growth returned -32.19%* during the 12 months ended October 31, 2008.
By comparison, the fund's benchmark--the Russell 1000 Growth Index--and Lipper
Large-Cap Growth Funds category average returned -36.95% and -38.55%, respectively. See the previous page for the portfolio's long-term performance compared with its benchmark.

Focused Growth outperformed the Russell 1000 Growth Index thanks to stock selection across a number of sectors, led by financials and energy.
Information technology stocks detracted most from both relative and absolute results. On an absolute basis, however, the portfolio declined in a year of unprecedented turmoil in financial markets. No sector contributed positively to absolute returns.

FINANCIALS, ENERGY LED CONTRIBUTORS

Financials shares contributed most to relative performance, thanks to stock selection among insurance and capital market shares. The leading contributor to relative results in the sector was an overweight position in Chubb
Corporation. Chubb had an essentially flat return during an otherwise very difficult year for financial stocks because it is seen as a well-capitalized, higher-quality name. Stock selection in the capital market space was another source of strength. It helped to favor asset managers and custody banks--led by Northern Trust and INVESCO--over poor-performing investment banks and brokers.

Energy shares were also key contributors to return. Two of the top-five contributors to relative results were Apache and Devon Energy, which held up better than the average oil, gas, and consumable fuels stock in the index.
Their performance was driven by big gains early in the reporting period as oil reached a record high in July before giving ground in recent months.

OTHER CONTRIBUTORS: HEALTH CARE, CONSUMER DISCRETIONARY

Health care stocks helped the portfolio's return relative to the benchmark thanks to health care equipment and supplies firms Baxter International;
Becton, Dickinson & Co.; Alcon; C.R. Bard; and DENTSPLY International.
Consumer discretionary shares also contributed to relative return, driven by stock picks in the multiline and specialty retail industries. The sector was home to the number-two overall contributor to relative results, Family Dollar
Stores. In the specialty retail segment, TJX Companies was another notable contributor. These companies operate discount retail chains that have seen business pick up in the difficult economic environment.

Top Ten Holdings as of October 31, 2008
                                     % of net       % of net
                                   assets as of   assets as of
                                     10/31/08        4/30/08

Wal-Mart Stores, Inc.                  4.9%            --
Procter & Gamble Co. (The)             4.2%           3.0%
Coca-Cola Co. (The)                    3.9%           1.7%
QUALCOMM, Inc.                         3.8%           3.2%
Union Pacific Corp.                    3.2%            --
Raytheon Co.                           3.1%           2.3%
American Tower Corp., Class A          3.1%           0.6%
Becton, Dickinson & Co.                3.0%           2.6%
Emerson Electric Co.                   2.9%           2.7%
Chubb Corp.                            2.9%           2.6%

*All fund returns referenced in this commentary are for Investor Class shares.

------
13

Focused Growth

LEADING DETRACTORS

The information technology sector was the largest detractor from relative return. Positioning in the IT services industry drove the underperformance, as it hurt to be underrepresented in Western Union, IBM, and Accenture, and overweight in DST Systems and Visa.

In terms of individual stocks, the largest detractor from relative performance was oil and gas driller Helmerich & Payne, which lagged because of the sharp slide in energy prices. Focused Growth's management team reduced the position over concern about the company's exposure to land-based drilling.

Auto parts maker BorgWarner was the number-two detractor, hurt by the sharp slowdown in the automotive industry. Fund managers trimmed their exposure to the stock; nevertheless, they maintained a position because they believe the company's prospects are bolstered by the need more fuel-efficient and higher-performance engines.

OUTLOOK

The Focused Growth team's investment process focuses on large companies exhibiting sustainable improvement in their businesses. The managers have a thesis on each stock they own and devote their entire research effort toward identifying the companies in each sector and industry that they feel are likely to outperform. It is the managers' belief that owning such companies will generate outperformance over time versus the Russell 1000 Growth Index and the other funds in the large-growth peer group.

As a result, the portfolio's sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31,
2008, they found opportunity in the telecommunication services and industrials sectors, the portfolio's largest overweight positions. The most notable sector underweight was in information technology shares.

Top Five Industries as of October 31, 2008
                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/08        4/30/08

Health Care Equipment & Supplies                  8.4%           8.5%
Communications Equipment                          6.6%           7.5%
Software                                          6.5%           4.1%
Semiconductors & Semiconductor Equipment          6.1%           5.7%
Aerospace & Defense                               5.7%           8.3%

Types of Investments in Portfolio
                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/08        4/30/08

Domestic Common Stocks                            93.3%          92.1%
Foreign Common Stocks(1)                          4.2%           5.8%
TOTAL COMMON STOCKS                               97.5%          97.9%
Temporary Cash Investments                        4.2%           3.0%
Other Assets and Liabilities(2)                  (1.7)%         (0.9)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
14

PERFORMANCE
Fundamental Equity

Total Returns as of October 31, 2008
                                  Average Annual
                                      Returns
                                       Since       Inception
                         1 year      Inception        Date

A CLASS
 No sales charge*        -34.73%       1.77%
 With sales charge*      -38.46%       0.25%        11/30/04

S&P 500 INDEX(1)         -36.10%      -2.93%           --

Investor Class           -34.56%      -0.23%        7/29/05

Institutional Class      -34.45%      -0.05%        7/29/05

B Class
 No sales charge*        -35.23%       0.99%
 With sales charge*      -39.23%       0.24%        11/30/04

C Class                  -35.20%       1.02%        11/30/04

R Class                  -34.92%      -0.74%        7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Fund performance to date was affected by investments in initial public offerings (IPOs), non-U.S. stocks, and small- and mid-cap stocks. IPOs and smaller stocks may have less impact on the fund's performance as its assets grow. Performance over a longer period of time is more meaningful than short-term performance. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
15

Fundamental Equity

Growth of $10,000 Over Life of Class

$10,000 investment made November 30, 2004

One-Year Returns Over Life of Class
Periods ended October 31
                                2005*    2006    2007      2008

A Class (no sales charge)      10.30%   20.12%  23.88%   -34.73%

S&P 500 Index                   4.49%   16.34%  14.56%   -36.10%

* From 11/30/04, the A Class's inception date. Not annualized. Fundamental
Equity A Class's initial investment is $9,425 to reflect the maximum 5.75%
initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Fund performance to date was affected by investments in initial public offerings (IPOs), non-U.S. stocks, and small- and mid-cap stocks. IPOs and smaller stocks may have less impact on the fund's performance as its assets grow. Performance over a longer period of time is more meaningful than short-term performance. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
16

PORTFOLIO COMMENTARY
Fundamental Equity

In June 2008, Gregory J. Woodhams, E.A. Prescott LeGard, Justin M. Brown and
Joe Reiland were named portfolio managers of the fund following the departure of Jerry Sullivan and Rob Brookby.

PERFORMANCE SUMMARY

Fundamental Equity returned -34.73%* for the 12 months ended October 31, 2008.
Its benchmark, the S&P 500 Index, returned -36.10% over the same time frame.

As discussed in the Market Perspective on page 2, equity markets declined during the reporting period against a backdrop of extreme market volatility, as the subprime mortgage-driven credit crisis spread further into the economy.
In this environment, mid-cap stocks underperformed their large- and small-cap counterparts, and value-oriented shares outperformed growth stocks.

Within the portfolio, effective security selection in the information technology and energy sectors accounted for the bulk of outperformance relative to the benchmark. An underweight allocation to financials further aided relative performance, although stock selection in the group trimmed those relative gains. Holdings in the industrials sector weighed on absolute and relative returns.

INDUSTRIALS HINDERED

Within the industrials sector, the portfolio held an underweight allocation to the road and rail industry, which trimmed returns for the reporting period.
Individual holdings in the group further detracted from performance.

Also in the industrials sector, an overweight allocation and holdings in the electrical equipment industry detracted from absolute and relative performance. This group is home to companies that have benefited in the past from increased global demand from end users in the technology and energy areas. During the reporting period, though, companies in the group collectively declined amid shrinking demand. Emerson Electric and electronics maker Belden, in particular, detracted from absolute and relative returns.

ENERGY, FINANCIALS CONTRIBUTED, BUT CERTAIN HOLDINGS LAGGED

Effective stock selection in the energy sector helped relative performance, although an underweight allocation to the group trimmed returns. Within the energy equipment and services industry, the portfolio benefited from sidestepping a number of companies that experienced sharp declines, and selling others before energy prices collapsed beginning in the late summer, such as Schlumberger. An overweight stake in Halliburton, meanwhile, also yielded relative gains. Within the oil, gas, and consumable fuels industry, though, underweight stakes in ConocoPhillips and Exxon Mobil hurt relative performance.

Top Ten Holdings as of October 31, 2008
                                  % of net       % of net
                                assets as of   assets as of
                                  10/31/08        4/30/08

Exxon Mobil Corp.                   3.7%           3.1%
Wal-Mart Stores, Inc.               2.9%           1.8%
AT&T, Inc.                          2.7%           2.0%
Johnson & Johnson                   2.7%           1.7%
Procter & Gamble Co. (The)          2.7%           1.8%
Oracle Corp.                        2.6%           1.7%
Baxter International, Inc.          2.4%           1.7%
Chevron Corp.                       2.3%           3.1%
H.J. Heinz Co.                      2.1%           1.3%
Occidental Petroleum Corp.          1.8%           1.3%

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

------
17

Fundamental Equity

Although the portfolio's holdings in the financials sector declined, an underweight stake helped Fundamental Equity to outperform its benchmark within the sector. The most significant relative advantage came from an underweight allocation to the thrifts and mortgage finance industry altogether, a group whose constituents declined an average 92% within the benchmark for the reporting period. Within the group, the portfolio completely avoided many casualties of the credit crisis, including Fannie Mae, Freddie Mac, and
Washington Mutual.

Within the insurance group, Fundamental Equity held an overweight position in
ACE Ltd., whose share price fell a modest 3% during the reporting period. An overweight stake in commercial bank Wachovia Corp., however, hurt relative performance, as the bank's share price slid 85%.

TECHNOLOGY HELPED

Stock selection in the technology sector benefited Fundamental Equity's relative performance. Within the computers and peripherals industry, the portfolio avoided a number of benchmark constituents altogether, including
Dell Inc., whose share price fell 60% during the reporting period. An underweight allocation to Apple Inc. also helped relative returns.

In the software group, the portfolio succeeded in holding overweight stakes in companies whose share prices experienced relatively modest declines, while avoiding those companies that saw more severe share price declines. Notably, an overweight stake in Oracle Corporation helped relative performance, although it weighed on absolute returns.

OUTLOOK

Fundamental Equity generally invests in larger-sized companies, although it may invest in companies of any size. The current management team uses a quantitative model that combines fundamental measures of a stock's value and growth potential. The fund seeks to provide better returns than, and a dividend yield comparable to, its benchmark, the S&P 500 Index, without taking on significant additional risk. Regardless of the current market volatility and difficult environment, we will remain focused on our methodology of identifying attractively valued companies.

Top Five Industries as of October 31, 2008
                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/08        4/30/08

Oil, Gas & Consumable Fuels               10.7%          9.9%
Pharmaceuticals                           6.9%           5.6%
Aerospace & Defense                       4.8%           6.0%
Capital Markets                           4.7%           4.6%
Food & Staples Retailing                  4.0%           3.1%

Types of Investments in Portfolio
                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/08        4/30/08

Domestic Common Stocks & Futures          95.2%          92.6%
Foreign Common Stocks(1)                  2.3%           5.5%
TOTAL COMMON STOCKS                       97.5%          98.1%
Temporary Cash Investments                2.5%           2.8%
Other Assets and Liabilities(2)           --(3)         (0.9)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

(3) Category is less than 0.05% of total net assets.

------
18

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
19

                           Beginning     Ending      Expenses Paid
                            Account     Account     During Period*    Annualized
                             Value       Value         5/1/08 -         Expense
                            5/1/08      10/31/08       10/31/08         Ratio*
Select

ACTUAL
Investor Class              $1,000      $687.50          $4.24           1.00%
Institutional Class         $1,000      $688.20          $3.39           0.80%
A Class                     $1,000      $686.80          $5.30           1.25%
B Class                     $1,000      $684.00          $8.47           2.00%
C Class                     $1,000      $684.10          $8.47           2.00%
R Class                     $1,000      $685.90          $6.36           1.50%

HYPOTHETICAL
Investor Class              $1,000     $1,020.11         $5.08           1.00%
Institutional Class         $1,000     $1,021.11         $4.06           0.80%
A Class                     $1,000     $1,018.85         $6.34           1.25%
B Class                     $1,000     $1,015.08        $10.13           2.00%
C Class                     $1,000     $1,015.08        $10.13           2.00%
R Class                     $1,000     $1,017.60         $7.61           1.50%

Capital Growth

ACTUAL
Investor Class              $1,000      $706.70          $4.33           1.01%
Institutional Class         $1,000      $707.60          $3.48           0.81%
A Class                     $1,000      $705.40          $5.40           1.26%
B Class                     $1,000      $702.80          $8.60           2.01%
C Class                     $1,000      $702.80          $8.60           2.01%
R Class                     $1,000      $704.90          $6.47           1.51%

HYPOTHETICAL
Investor Class              $1,000     $1,020.06         $5.13           1.01%
Institutional Class         $1,000     $1,021.06         $4.12           0.81%
A Class                     $1,000     $1,018.80         $6.39           1.26%
B Class                     $1,000     $1,015.03        $10.18           2.01%
C Class                     $1,000     $1,015.03        $10.18           2.01%
R Class                     $1,000     $1,017.55         $7.66           1.51%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
20

                          Beginning      Ending     Expenses Paid
                           Account      Account    During Period*    Annualized
                            Value        Value        5/1/08 -         Expense
                            5/1/08      10/31/08      10/31/08         Ratio*
Focused Growth

ACTUAL
Investor Class              $1,000      $705.90         $4.29           1.00%
Institutional Class         $1,000      $706.60         $3.43           0.80%
A Class                     $1,000      $705.30         $5.36           1.25%
B Class                     $1,000      $702.70         $8.56           2.00%
C Class                     $1,000      $702.70         $8.56           2.00%
R Class                     $1,000      $704.00         $6.42           1.50%

HYPOTHETICAL
Investor Class              $1,000     $1,020.11        $5.08           1.00%
Institutional Class         $1,000     $1,021.11        $4.06           0.80%
A Class                     $1,000     $1,018.85        $6.34           1.25%
B Class                     $1,000     $1,015.08       $10.13           2.00%
C Class                     $1,000     $1,015.08       $10.13           2.00%
R Class                     $1,000     $1,017.60        $7.61           1.50%

Fundamental Equity

ACTUAL
Investor Class              $1,000      $717.50         $4.36           1.01%
Institutional Class         $1,000      $718.20         $3.50           0.81%
A Class                     $1,000      $716.60         $5.44           1.26%
B Class                     $1,000      $713.90         $8.66           2.01%
C Class                     $1,000      $714.60         $8.66           2.01%
R Class                     $1,000      $715.90         $6.51           1.51%

HYPOTHETICAL
Investor Class              $1,000     $1,020.06        $5.13           1.01%
Institutional Class         $1,000     $1,021.06        $4.12           0.81%
A Class                     $1,000     $1,018.80        $6.39           1.26%
B Class                     $1,000     $1,015.03       $10.18           2.01%
C Class                     $1,000     $1,015.03       $10.18           2.01%
R Class                     $1,000     $1,017.55        $7.66           1.51%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
21

SCHEDULE OF INVESTMENTS
Select

OCTOBER 31, 2008

Shares                                                                       Value

Common Stocks -- 97.6%

AEROSPACE & DEFENSE -- 3.0%
          530,425  General Dynamics Corp.                             $ 31,995,236
          379,602  Rockwell Collins, Inc.                               14,132,582
                                                                    --------------
                                                                        46,127,818
                                                                    --------------
BEVERAGES -- 5.2%
          965,326  Coca-Cola Co. (The)                                  42,532,264
        1,242,497  Diageo plc                                           19,031,661
          339,702  PepsiCo, Inc.                                        19,366,411
                                                                    --------------
                                                                        80,930,336
                                                                    --------------
BIOTECHNOLOGY -- 5.3%
          203,048  Genentech, Inc.(1)                                   16,840,801
          483,515  Genzyme Corp.(1)                                     35,238,573
          682,922  Gilead Sciences, Inc.(1)                             31,311,974
                                                                    --------------
                                                                        83,391,348
                                                                    --------------
CAPITAL MARKETS -- 3.4%
          881,624  Bank of New York Mellon Corp. (The)                  28,740,942
          350,303  Franklin Resources, Inc.                             23,820,604
                                                                    --------------
                                                                        52,561,546
                                                                    --------------
CHEMICALS -- 2.2%
          255,132  Monsanto Co.                                         22,701,645
          127,953  Potash Corp of Saskatchewan                          10,909,273
                                                                    --------------
                                                                        33,610,918
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 4.5%
        2,412,336  Cisco Systems, Inc.(1)                               42,867,211
          737,488  QUALCOMM, Inc.                                       28,216,291
                                                                    --------------
                                                                        71,083,502
                                                                    --------------
COMPUTERS & PERIPHERALS -- 7.9%
          427,493  Apple, Inc.(1)                                       45,993,972
        3,124,067  EMC Corp.(1)                                         36,801,509
        1,086,378  Hewlett-Packard Co.                                  41,586,550
                                                                    --------------
                                                                       124,382,031
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 0.6%
          244,919  Fluor Corp.                                           9,779,616
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 2.0%
          301,264  Citigroup, Inc.                                       4,112,254
          537,000  Hong Kong Exchanges and Clearing Ltd.                 5,489,577
          506,630  JPMorgan Chase & Co.                                 20,898,487
                                                                    --------------
                                                                        30,500,318
                                                                    --------------
ELECTRIC UTILITIES -- 1.2%
          340,138  Exelon Corp.                                         18,449,085
                                                                    --------------

Shares                                                                       Value

ELECTRICAL EQUIPMENT -- 4.5%
        1,871,625  ABB Ltd. ADR                                       $ 24,611,869
          889,353  Emerson Electric Co.                                 29,108,524
          324,397  Q-Cells AG(1)                                        12,760,349
           77,743  Vestas Wind Systems AS(1)                             3,200,021
                                                                    --------------
                                                                        69,680,763
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
          161,706  Dolby Laboratories, Inc., Class A(1)                  5,105,058
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 3.9%
          399,373  National Oilwell Varco, Inc.(1)                      11,937,259
          444,976  Schlumberger Ltd.                                    22,983,010
          319,980  Transocean, Inc.(1)                                  26,343,954
                                                                    --------------
                                                                        61,264,223
                                                                    --------------
FOOD & STAPLES RETAILING -- 5.3%
          969,193  CVS/Caremark Corp.                                   29,705,765
          964,218  Wal-Mart Stores, Inc.                                53,813,007
                                                                    --------------
                                                                        83,518,772
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.7%
          365,148  Baxter International, Inc.                           22,087,803
          897,922  Medtronic, Inc.                                      36,213,194
                                                                    --------------
                                                                        58,300,997
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 1.6%
          642,126  Medco Health Solutions, Inc.(1)                      24,368,682
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 4.6%
          689,340  McDonald's Corp.                                     39,933,466
        1,108,811  Yum! Brands, Inc.                                    32,166,607
                                                                    --------------
                                                                        72,100,073
                                                                    --------------
HOUSEHOLD PRODUCTS -- 1.3%
          329,059  Colgate-Palmolive Co.                                20,651,743
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 3.2%
           42,850  Baidu.com, Inc. ADR(1)                                8,827,100
          114,182  Google, Inc., Class A(1)                             41,032,444
                                                                    --------------
                                                                        49,859,544
                                                                    --------------
IT SERVICES -- 0.7%
           77,949  MasterCard, Inc., Class A                            11,522,421
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS -- 1.2%
          654,453  Hasbro, Inc.                                         19,024,949
                                                                    --------------

------
22

Select

Shares                                                                       Value

LIFE SCIENCES TOOLS & SERVICES -- 1.4%
          525,242  Thermo Fisher Scientific, Inc.(1)                  $ 21,324,825
                                                                    --------------
MACHINERY -- 0.7%
          300,631  Parker-Hannifin Corp.                                11,655,464
                                                                    --------------
MEDIA -- 1.8%
        1,093,367  Walt Disney Co. (The)                                28,318,205
                                                                    --------------
METALS & MINING -- 0.6%
          318,435  Freeport-McMoRan Copper & Gold, Inc.                  9,266,458
                                                                    --------------
MULTILINE RETAIL -- 1.2%
          515,238  Kohl's Corp.(1)                                      18,100,311
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 4.6%
          307,733  EnCana Corp.                                         15,666,687
          241,689  EOG Resources, Inc.                                  19,557,474
          652,347  Occidental Petroleum Corp.                           36,231,352
                                                                    --------------
                                                                        71,455,513
                                                                    --------------
PHARMACEUTICALS -- 3.3%
          562,503  Allergan, Inc.                                       22,314,494
          484,807  Johnson & Johnson                                    29,738,061
                                                                    --------------
                                                                        52,052,555
                                                                    --------------
PROFESSIONAL SERVICES -- 0.9%
          776,251  Robert Half International, Inc.                      14,647,856
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.1%
        1,500,582  Intel Corp.                                          24,009,312
        1,193,038  Linear Technology Corp.                              27,058,102
          751,434  MEMC Electronic Materials, Inc.(1)                   13,811,357
                                                                    --------------
                                                                        64,878,771
                                                                    --------------
SOFTWARE -- 7.7%
          854,229  Adobe Systems, Inc.(1)                               22,756,661
        1,857,112  Microsoft Corp.                                      41,469,311
          101,600  Nintendo Co. Ltd.                                    32,044,348
        1,305,263  Oracle Corp.(1)                                      23,873,260
                                                                    --------------
                                                                       120,143,580
                                                                    --------------
SPECIALTY RETAIL -- 1.7%
        1,019,430  TJX Cos., Inc. (The)                                 27,279,947
                                                                    --------------

Shares                                                                       Value

TOBACCO -- 2.0%
          728,454  Philip Morris International, Inc.                  $ 31,665,895
                                                                    --------------
TRANSPORTATION INFRASTRUCTURE -- 0.6%
        1,516,313  China Merchants Holdings International Co.
                   Ltd.                                                  3,585,388
        8,974,500  Hopewell Highway Infrastructure Ltd.                  5,832,268
                                                                    --------------
                                                                         9,417,656
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.4%
          748,339  Rogers Communications, Inc., Class B                 21,724,369
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $1,853,289,422)                                                1,528,145,148
                                                                    --------------

Temporary Cash Investments -- 2.3%

           74,020  JPMorgan U.S. Treasury Plus Money Market Fund
                   Agency Shares                                            74,020

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 8.125%,
5/15/21, valued at $22,901,927), in a joint trading account at
0.05%, dated 10/31/08, due 11/3/08 (Delivery value $22,500,094)         22,500,000

Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 8.125%, 8/15/19, valued at
$13,582,470), in a joint trading account at 0.01%, dated
10/31/08, due 11/3/08 (Delivery value $13,300,011)                      13,300,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $35,874,020)                                                      35,874,020
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 99.9%
(Cost $1,889,163,442)                                                1,564,019,168
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 0.1%                                     1,836,601
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,565,855,769
                                                                    ==============

------
23

Select

Forward Foreign Currency Exchange Contracts
                                                                           Unrealized
          Contracts to Sell             Settlement Date        Value       Gain (Loss)

        20,064,839  CAD for USD             11/28/08         $16,642,756     $(118,620)

        12,614,986  DKK for USD             11/28/08           2,155,404         21,767

         6,907,223  Euro for USD            11/28/08           8,795,865        101,762

         8,694,373  GBP for USD             11/28/08          13,971,422        260,199

     1,616,206,604  JPY for USD             11/28/08          16,420,569        150,494
                                                             -----------    -----------
                                                             $57,986,016      $ 415,602
                                                             ===========    ===========

(Value on Settlement Date $58,401,618)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

DKK = Danish Krone

GBP = British Pound

JPY = Japanese Yen

USD = United States Dollar

(1) Non-income producing.

As of October 31, 2008, securities with an aggregate value of $81,943,612, which represented 5.2% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
24

Capital Growth

OCTOBER 31, 2008

Shares                                                                       Value

Common Stocks -- 98.7%

AEROSPACE & DEFENSE -- 3.7%
       5,488  Honeywell International, Inc.                              $ 167,110
       5,283  Raytheon Co.                                                 270,014
                                                                       -----------
                                                                           437,124
                                                                       -----------
AIR FREIGHT & LOGISTICS -- 1.2%
       2,726  United Parcel Service, Inc., Class B                         143,878
                                                                       -----------
AUTO COMPONENTS -- 0.7%
       3,531  BorgWarner, Inc.                                              79,342
                                                                       -----------
BEVERAGES -- 4.3%
       7,364  Coca-Cola Co. (The)                                          324,458
       3,176  PepsiCo, Inc.                                                181,064
                                                                       -----------
                                                                           505,522
                                                                       -----------
BIOTECHNOLOGY -- 3.0%
       1,429  Alexion Pharmaceuticals, Inc.(1)                              58,232
       1,463  Genentech, Inc.(1)                                           121,341
       3,770  Gilead Sciences, Inc.(1)                                     172,854
                                                                       -----------
                                                                           352,427
                                                                       -----------
CAPITAL MARKETS -- 1.2%
       2,333  Northern Trust Corp.                                         131,371
         813  Waddell & Reed Financial, Inc., Class A                       11,805
                                                                       -----------
                                                                           143,176
                                                                       -----------
CHEMICALS -- 2.2%
       2,840  Monsanto Co.                                                 252,703
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 5.7%
      19,590  Cisco Systems, Inc.(1)                                       348,114
       8,493  QUALCOMM, Inc.                                               324,942
                                                                       -----------
                                                                           673,056
                                                                       -----------
COMPUTERS & PERIPHERALS -- 4.5%
       3,655  Apple, Inc.(1)                                               393,241
      11,378  EMC Corp.(1)                                                 134,033
                                                                       -----------
                                                                           527,274
                                                                       -----------
DIVERSIFIED -- 1.3%
       3,678  iShares Russell 1000 Growth Index Fund                       147,304
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.5%
       1,377  Bank of America Corp.                                         33,282
       1,850  Citigroup, Inc.                                               25,253
       1,316  IntercontinentalExchange, Inc.(1)                            112,597
                                                                       -----------
                                                                           171,132
                                                                       -----------
ELECTRIC UTILITIES -- 1.2%
       3,091  FPL Group, Inc.                                              146,019
                                                                       -----------

Shares                                                                       Value

ELECTRICAL EQUIPMENT -- 4.0%
       5,088  Cooper Industries Ltd., Class A                            $ 157,473
       6,205  Emerson Electric Co.                                         203,090
       1,293  Energy Conversion Devices, Inc.(1)                            44,143
         453  First Solar, Inc.(1)                                          65,096
                                                                       -----------
                                                                           469,802
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 2.5%
       1,749  National Oilwell Varco, Inc.(1)                               52,278
       1,350  Schlumberger Ltd.                                             69,727
       2,141  Transocean, Inc.(1)                                          176,269
                                                                       -----------
                                                                           298,274
                                                                       -----------
FOOD & STAPLES RETAILING -- 3.1%
       6,485  Wal-Mart Stores, Inc.                                        361,928
                                                                       -----------
FOOD PRODUCTS -- 2.1%
       1,291  Kellogg Co.                                                   65,092
       4,586  Nestle SA                                                    178,760
                                                                       -----------
                                                                           243,852
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.0%
         695  Alcon, Inc.                                                   61,243
       2,542  Baxter International, Inc.                                   153,766
       3,442  Becton, Dickinson & Co.                                      238,875
       1,400  C.R. Bard, Inc.                                              123,550
       2,665  DENTSPLY International, Inc.                                  80,963
         904  Gen-Probe, Inc.(1)                                            42,542
         464  Intuitive Surgical, Inc.(1)                                   80,175
       2,616  Medtronic, Inc.                                              105,503
         646  Mettler Toledo International, Inc.(1)                         49,445
                                                                       -----------
                                                                           936,062
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 1.7%
       2,407  Express Scripts, Inc.(1)                                     145,888
         979  UnitedHealth Group, Inc.                                      23,232
       1,728  VCA Antech, Inc.(1)                                           31,277
                                                                       -----------
                                                                           200,397
                                                                       -----------
HOUSEHOLD DURABLES -- 1.3%
       5,041  KB Home                                                       84,134
       1,409  Mohawk Industries, Inc.(1)                                    68,168
                                                                       -----------
                                                                           152,302
                                                                       -----------
HOUSEHOLD PRODUCTS -- 3.0%
       5,458  Procter & Gamble Co. (The)                                   352,259
                                                                       -----------
INSURANCE -- 1.1%
       2,447  Chubb Corp.                                                  126,804
                                                                       -----------
INTERNET & CATALOG RETAIL -- 0.4%
         729  Amazon.com, Inc.(1)                                           41,728
                                                                       -----------

------
25

Capital Growth

Shares                                                                       Value

INTERNET SOFTWARE & SERVICES -- 2.3%
         763  Google, Inc., Class A(1)                                   $ 274,192
                                                                       -----------
IT SERVICES -- 1.8%
       3,020  Global Payments, Inc.                                        122,340
       5,735  Western Union Co. (The)                                       87,516
                                                                       -----------
                                                                           209,856
                                                                       -----------
LIFE SCIENCES TOOLS & SERVICES -- 1.5%
       1,877  QIAGEN NV(1)                                                  26,766
       3,824  Thermo Fisher Scientific, Inc.(1)                            155,254
                                                                       -----------
                                                                           182,020
                                                                       -----------
MACHINERY -- 0.6%
       1,320  Valmont Industries, Inc.                                      72,310
                                                                       -----------
MEDIA -- 2.6%
       8,619  DIRECTV Group, Inc. (The)(1)                                 188,670
       4,190  Scripps Networks Interactive, Inc.                           118,996
                                                                       -----------
                                                                           307,666
                                                                       -----------
METALS & MINING -- 0.2%
         954  Newmont Mining Corp.                                          25,128
                                                                       -----------
MULTILINE RETAIL -- 2.9%
       5,825  Family Dollar Stores, Inc.                                   156,751
       5,301  Kohl's Corp.(1)                                              186,224
                                                                       -----------
                                                                           342,975
                                                                       -----------
MULTI-UTILITIES -- 0.5%
       2,299  Public Service Enterprise Group, Inc.                         64,717
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 5.1%
       1,299  Alpha Natural Resources, Inc.(1)                              46,465
         804  Apache Corp.                                                  66,193
       2,411  Devon Energy Corp.                                           194,953
       1,594  EOG Resources, Inc.                                          128,987
       2,818  Occidental Petroleum Corp.                                   156,512
                                                                       -----------
                                                                           593,110
                                                                       -----------
PERSONAL PRODUCTS -- 0.8%
       2,497  Estee Lauder Cos., Inc. (The), Class A                        89,992
                                                                       -----------
PHARMACEUTICALS -- 3.0%
       2,223  Allergan, Inc.                                                88,186
         700  Johnson & Johnson                                             42,938
       3,315  Novo Nordisk AS B Shares                                     177,454
       1,302  Wyeth                                                         41,898
                                                                       -----------
                                                                           350,476
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.6%
       2,228  Digital Realty Trust, Inc.                                    74,593
                                                                       -----------

Shares                                                                       Value

ROAD & RAIL -- 2.2%
       3,861  Union Pacific Corp.                                        $ 257,799
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.2%
       7,853  Altera Corp.                                                 136,250
       5,547  Intel Corp.                                                   88,752
       4,656  Linear Technology Corp.                                      105,598
      11,792  Marvell Technology Group Ltd.(1)                              82,072
       5,268  Texas Instruments, Inc.                                      103,042
       4,891  Xilinx, Inc.                                                  90,092
                                                                       -----------
                                                                           605,806
                                                                       -----------
SOFTWARE -- 6.7%
       6,662  Activision Blizzard, Inc.(1)                                  83,008
       3,195  Adobe Systems, Inc.(1)                                        85,115
      10,034  Microsoft Corp.                                              224,059
      14,840  Oracle Corp.(1)                                              271,424
       1,550  salesforce.com, inc.(1)                                       47,988
       5,612  Symantec Corp.(1)                                             70,599
                                                                       -----------
                                                                           782,193
                                                                       -----------
SPECIALTY RETAIL -- 2.8%
       1,962  Advance Auto Parts, Inc.                                      61,214
       1,059  AnnTaylor Stores Corp.(1)                                     13,312
       7,816  Lowe's Cos., Inc.                                            169,607
       3,170  O'Reilly Automotive, Inc.(1)                                  85,939
                                                                       -----------
                                                                           330,072
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 2.2%
       7,943  American Tower Corp., Class A(1)                             256,638
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $13,670,064)                                                      11,581,908
                                                                       -----------

Temporary Cash Investments -- 0.9%

      11,006  JPMorgan U.S. Treasury Plus Money Market Fund Agency
              Shares                                                        11,006

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 6.125%,
11/15/27, valued at $101,841), in a joint trading account at 0.10%,
dated 10/31/08, due 11/3/08 (Delivery value $100,001)                      100,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $111,006)                                                            111,006
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 99.6%
(Cost $13,781,070)                                                      11,692,914
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- 0.4%                                        41,342
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $11,734,256
                                                                       ===========

------
26

Capital Growth

Forward Foreign Currency Exchange Contracts
                                                         Unrealized
   Contracts to Sell      Settlement Date     Value     Gain (Loss)

   179,327  CHF for USD       11/28/08        $154,674        $3,291

   820,394  DKK for USD       11/28/08         140,173         1,575
                                             ---------     ---------
                                              $294,847        $4,866
                                             =========     =========

(Value on Settlement Date $299,713)

Notes to Schedule of Investments

CHF = Swiss Franc

DKK = Danish Krone

USD = United States Dollar

(1) Non-income producing.

As of October 31, 2008, securities with an aggregate value of $356,214, which represented 3.0% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
27

Focused Growth

OCTOBER 31, 2008

Shares                                                                       Value

Common Stocks -- 97.5%

AEROSPACE & DEFENSE -- 5.7%
        7,887  Honeywell International, Inc.                             $ 240,159
        5,595  Raytheon Co.                                                285,961
                                                                        ----------
                                                                           526,120
                                                                        ----------
AUTO COMPONENTS -- 1.3%
        5,639  BorgWarner, Inc.                                            126,708
                                                                        ----------
BEVERAGES -- 4.0%
        8,160  Coca-Cola Co. (The)                                         359,530
          130  PepsiCo, Inc.                                                 7,411
                                                                        ----------
                                                                           366,941
                                                                        ----------
BIOTECHNOLOGY -- 0.4%
          879  Gilead Sciences, Inc.(1)                                     40,302
                                                                        ----------
CAPITAL MARKETS -- 1.4%
        1,467  Northern Trust Corp.                                         82,607
        3,635  Waddell & Reed Financial, Inc., Class A                      52,780
                                                                        ----------
                                                                           135,387
                                                                        ----------
CHEMICALS -- 2.0%
        2,088  Monsanto Co.                                                185,790
                                                                        ----------
COMMUNICATIONS EQUIPMENT -- 6.6%
       14,444  Cisco Systems, Inc.(1)                                      256,670
        9,081  QUALCOMM, Inc.                                              347,439
                                                                        ----------
                                                                           604,109
                                                                        ----------
COMPUTERS & PERIPHERALS -- 3.3%
        2,227  Apple, Inc.(1)                                              239,603
        5,497  EMC Corp.(1)                                                 64,755
                                                                        ----------
                                                                           304,358
                                                                        ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.2%
          184  IntercontinentalExchange, Inc.(1)                            15,743
                                                                        ----------
ELECTRIC UTILITIES -- 0.7%
        1,461  FPL Group, Inc.                                              69,018
                                                                        ----------
ELECTRICAL EQUIPMENT -- 5.4%
        7,301  Cooper Industries Ltd., Class A                             225,966
        8,229  Emerson Electric Co.                                        269,335
                                                                        ----------
                                                                           495,301
                                                                        ----------
ENERGY EQUIPMENT & SERVICES -- 2.1%
        2,721  National Oilwell Varco, Inc.(1)                              81,331
        1,326  Transocean, Inc.(1)                                         109,169
                                                                        ----------
                                                                           190,500
                                                                        ----------
FOOD & STAPLES RETAILING -- 4.9%
        7,990  Wal-Mart Stores, Inc.                                       445,922
                                                                        ----------

Shares                                                                       Value

FOOD PRODUCTS -- 1.3%
        3,006  Nestle SA                                                 $ 117,172
                                                                        ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.4%
        3,447  Baxter International, Inc.                                  208,509
        3,972  Becton, Dickinson & Co.                                     275,657
        1,495  C.R. Bard, Inc.                                             131,934
        4,840  DENTSPLY International, Inc.                                147,039
           69  Intuitive Surgical, Inc.(1)                                  11,922
                                                                        ----------
                                                                           775,061
                                                                        ----------
HEALTH CARE PROVIDERS & SERVICES -- 0.4%
          550  Express Scripts, Inc.(1)                                     33,335
                                                                        ----------
HOUSEHOLD DURABLES -- 0.2%
          837  KB Home                                                      13,969
                                                                        ----------
HOUSEHOLD PRODUCTS -- 4.2%
        6,040  Procter & Gamble Co. (The)                                  389,822
                                                                        ----------
INSURANCE -- 2.9%
        5,129  Chubb Corp.                                                 265,785
                                                                        ----------
INTERNET SOFTWARE & SERVICES -- 1.5%
          391  Google, Inc., Class A(1)                                    140,510
                                                                        ----------
IT SERVICES -- 2.8%
        3,652  Global Payments, Inc.                                       147,943
        6,993  Western Union Co. (The)                                     106,713
                                                                        ----------
                                                                           254,656
                                                                        ----------
LIFE SCIENCES TOOLS & SERVICES -- 2.5%
        5,694  Thermo Fisher Scientific, Inc.(1)                           231,176
                                                                        ----------
MACHINERY -- 0.5%
          902  Valmont Industries, Inc.                                     49,412
                                                                        ----------
MEDIA -- 2.7%
        7,958  DIRECTV Group, Inc. (The)(1)                                174,201
        2,463  Scripps Networks Interactive, Inc.                           69,949
                                                                        ----------
                                                                           244,150
                                                                        ----------
MULTILINE RETAIL -- 2.9%
        9,388  Family Dollar Stores, Inc.                                  252,631
          399  Kohl's Corp.(1)                                              14,017
                                                                        ----------
                                                                           266,648
                                                                        ----------
MULTI-UTILITIES -- 0.1%
          331  Public Service Enterprise Group, Inc.                         9,318
                                                                        ----------

------
28

Focused Growth

Shares                                                                       Value

OIL, GAS & CONSUMABLE FUELS -- 4.6%
          505  Alpha Natural Resources, Inc.(1)                           $ 18,064
        2,056  Apache Corp.                                                169,270
        2,907  Devon Energy Corp.                                          235,060
                                                                        ----------
                                                                           422,394
                                                                        ----------
PHARMACEUTICALS -- 3.9%
        3,268  Allergan, Inc.                                              129,642
        4,202  Novo Nordisk AS B Shares                                    224,935
                                                                        ----------
                                                                           354,577
                                                                        ----------
ROAD & RAIL -- 3.2%
        4,364  Union Pacific Corp.                                         291,384
                                                                        ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.1%
        9,627  Altera Corp.                                                167,028
        3,865  Intel Corp.                                                  61,840
        9,985  Linear Technology Corp.                                     226,460
        5,868  Marvell Technology Group Ltd.(1)                             40,841
        3,656  Xilinx, Inc.                                                 67,344
                                                                        ----------
                                                                           563,513
                                                                        ----------
SOFTWARE -- 6.5%
       11,700  Activision Blizzard, Inc.(1)                                145,782
        4,670  Adobe Systems, Inc.(1)                                      124,409
       11,494  Oracle Corp.(1)                                             210,225
        2,917  salesforce.com, inc.(1)                                      90,310
        1,865  Symantec Corp.(1)                                            23,462
                                                                        ----------
                                                                           594,188
                                                                        ----------

Shares                                                                       Value

SPECIALTY RETAIL -- 1.7%
        2,734  Advance Auto Parts, Inc.                                   $ 85,301
          364  AnnTaylor Stores Corp.(1)                                     4,576
        3,022  Lowe's Cos., Inc.                                            65,577
                                                                        ----------
                                                                           155,454
                                                                        ----------
WIRELESS TELECOMMUNICATION SERVICES -- 3.1%
        8,678  American Tower Corp., Class A(1)                            280,386
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $11,038,849)                                                       8,959,109
                                                                        ----------

Temporary Cash Investments -- 4.2%

       87,008  JPMorgan U.S. Treasury Plus Money Market Fund Agency
               Shares                                                       87,008

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 8.125%,
5/15/21, valued at $305,359), in a joint trading account at 0.05%,
dated 10/31/08, due 11/3/08 (Delivery value $300,001)                      300,000
                                                                        ----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $387,008)                                                            387,008
                                                                        ----------
TOTAL INVESTMENT SECURITIES -- 101.7%
(Cost $11,425,857)                                                       9,346,117
                                                                        ----------
OTHER ASSETS AND LIABILITIES -- (1.7)%                                   (153,484)
                                                                        ----------
TOTAL NET ASSETS -- 100.0%                                              $9,192,633
                                                                        ==========

Forward Foreign Currency Exchange Contracts
                                                          Unrealized
    Contracts to Sell       Settlement Date     Value    Gain (Loss)

     118,713  CHF for USD       11/28/08       $102,393        $2,214

   1,075,599  DKK for USD       11/28/08        183,778         2,065
                                               --------      --------
                                               $286,171        $4,279
                                               ========      ========

(Value on Settlement Date $290,450)

Notes to Schedule of Investments

CHF = Swiss Franc

DKK = Danish Krone

USD = United States Dollar

(1) Non-income producing.

As of October 31, 2008, securities with an aggregate value of $342,107, which represented 3.7% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
29

Fundamental Equity

OCTOBER 31, 2008

Shares                                                                       Value

Common Stocks -- 92.3%

AEROSPACE & DEFENSE -- 4.8%
          43,000  General Dynamics Corp.                               $ 2,593,760
         158,000  Honeywell International, Inc.                          4,811,100
          38,473  Lockheed Martin Corp.                                  3,272,129
          49,864  United Technologies Corp.                              2,740,525
                                                                      ------------
                                                                        13,417,514
                                                                      ------------
AIRLINES -- 1.2%
         287,364  Southwest Airlines Co.                                 3,385,148
                                                                      ------------
AUTO COMPONENTS -- 0.7%
         111,000  Johnson Controls, Inc.                                 1,968,030
                                                                      ------------
BEVERAGES -- 0.2%
           3,573  Anheuser-Busch Cos., Inc.                                221,633
          61,000  Coca-Cola Enterprises, Inc.                              613,050
                                                                      ------------
                                                                           834,683
                                                                      ------------
BIOTECHNOLOGY -- 1.7%
          54,162  Amgen, Inc.(1)                                         3,243,762
          33,461  Gilead Sciences, Inc.(1)                               1,534,187
                                                                      ------------
                                                                         4,777,949
                                                                      ------------
CAPITAL MARKETS -- 4.7%
         113,000  Ameriprise Financial, Inc.                             2,440,800
         148,024  Bank of New York Mellon Corp. (The)                    4,825,582
           8,655  BlackRock, Inc.                                        1,136,748
         141,033  Charles Schwab Corp. (The)                             2,696,551
          97,959  Invesco Ltd.                                           1,460,569
          32,708  Knight Capital Group, Inc., Class A(1)                   472,957
                                                                      ------------
                                                                        13,033,207
                                                                      ------------
CHEMICALS -- 1.1%
          44,662  E.I. du Pont de Nemours & Co.                          1,429,184
          38,035  International Flavors & Fragrances, Inc.               1,212,556
           4,376  Monsanto Co.                                             389,377
           3,825  Mosaic Co. (The)                                         150,743
                                                                      ------------
                                                                         3,181,860
                                                                      ------------
COMMERCIAL BANKS -- 1.5%
          20,875  Bank of Hawaii Corp.                                   1,058,571
          66,553  Regions Financial Corp.                                  738,073
          61,131  SunTrust Banks, Inc.                                   2,453,798
                                                                      ------------
                                                                         4,250,442
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
          78,131  Republic Services, Inc.                                1,851,705
                                                                      ------------

Shares                                                                       Value

COMMUNICATIONS EQUIPMENT -- 2.4%
         280,000  Cisco Systems, Inc.(1)(2)                            $ 4,975,600
          47,513  QUALCOMM, Inc.                                         1,817,847
                                                                      ------------
                                                                         6,793,447
                                                                      ------------
COMPUTERS & PERIPHERALS -- 1.7%
           8,985  Apple, Inc.(1)                                           966,696
          96,668  Hewlett-Packard Co.                                    3,700,451
                                                                      ------------
                                                                         4,667,147
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 0.3%
          19,492  Fluor Corp.                                              778,316
                                                                      ------------
CONSUMER FINANCE -- 0.9%
          37,355  Capital One Financial Corp.                            1,461,328
          97,837  Discover Financial Services                            1,198,503
                                                                      ------------
                                                                         2,659,831
                                                                      ------------
CONTAINERS & PACKAGING -- 0.9%
         120,000  Crown Holdings, Inc.(1)                                2,421,600
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.6%
         169,089  Bank of America Corp.                                  4,086,881
         102,120  NYSE Euronext                                          3,081,982
                                                                      ------------
                                                                         7,168,863
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.0%
         280,000  AT&T, Inc.                                             7,495,600
         323,366  Qwest Communications International, Inc.                 924,827
                                                                      ------------
                                                                         8,420,427
                                                                      ------------
ELECTRIC UTILITIES -- 1.0%
          65,647  Duke Energy Corp.                                      1,075,298
          81,000  Pepco Holdings, Inc.                                   1,672,650
                                                                      ------------
                                                                         2,747,948
                                                                      ------------
ELECTRICAL EQUIPMENT -- 1.9%
          20,361  Belden, Inc.                                             424,323
         144,150  Emerson Electric Co.                                   4,718,030
          32,090  GrafTech International Ltd.(1)                           260,250
                                                                      ------------
                                                                         5,402,603
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
          44,929  Avnet, Inc.(1)                                           752,111
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 0.4%
          19,395  Baker Hughes, Inc.                                       677,855
           4,773  Halliburton Co.                                           94,458
          13,878  National Oilwell Varco, Inc.(1)                          414,813
                                                                      ------------
                                                                         1,187,126
                                                                      ------------

------
30

Fundamental Equity

Shares                                                                       Value

FOOD & STAPLES RETAILING -- 4.0%
          83,909  CVS/Caremark Corp.                                   $ 2,571,811
          21,123  SUPERVALU, INC.                                          300,791
         148,000  Wal-Mart Stores, Inc.                                  8,259,880
                                                                      ------------
                                                                        11,132,482
                                                                      ------------
FOOD PRODUCTS -- 2.9%
         134,000  H.J. Heinz Co.                                         5,871,880
          74,736  Kraft Foods, Inc., Class A                             2,177,807
                                                                      ------------
                                                                         8,049,687
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.1%
         111,815  Baxter International, Inc.                             6,763,689
          60,000  STERIS Corp.                                           2,042,400
                                                                      ------------
                                                                         8,806,089
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.6%
          59,300  Aetna, Inc.                                            1,474,791
           3,564  McKesson Corp.                                           131,120
                                                                      ------------
                                                                         1,605,911
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 3.0%
          28,048  Bally Technologies, Inc.(1)                              621,263
          66,259  Darden Restaurants, Inc.                               1,468,962
          60,000  McDonald's Corp.                                       3,475,800
          29,858  WMS Industries, Inc.(1)                                  746,450
          68,000  Yum! Brands, Inc.                                      1,972,680
                                                                      ------------
                                                                         8,285,155
                                                                      ------------
HOUSEHOLD PRODUCTS -- 2.7%
         115,036  Procter & Gamble Co. (The)                             7,424,423
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%
          88,680  Reliant Energy, Inc.(1)                                  465,570
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 0.5%
          71,037  General Electric Co.                                   1,385,932
                                                                      ------------
INSURANCE -- 2.4%
          81,000  ACE Ltd.                                               4,646,160
           4,853  Prudential Financial, Inc.                               145,590
         124,000  Unum Group                                             1,953,000
                                                                      ------------
                                                                         6,744,750
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 0.1%
             784  Google, Inc., Class A(1)                                 281,738
           8,097  Yahoo!, Inc.(1)                                          103,804
                                                                      ------------
                                                                           385,542
                                                                      ------------
IT SERVICES -- 3.8%
          58,006  Accenture Ltd., Class A                                1,917,098
          50,000  Affiliated Computer Services, Inc., Class A(1)         2,050,000

Shares                                                                       Value

          46,245  International Business Machines Corp.                $ 4,299,398
         147,000  Western Union Co. (The)                                2,243,220
                                                                      ------------
                                                                        10,509,716
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.4%
          37,720  Hasbro, Inc.                                           1,096,520
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.3%
          92,000  Thermo Fisher Scientific, Inc.(1)                      3,735,200
                                                                      ------------
MACHINERY -- 0.9%
          23,027  Caterpillar, Inc.                                        878,941
          45,000  Parker-Hannifin Corp.                                  1,744,650
                                                                      ------------
                                                                         2,623,591
                                                                      ------------
MARINE -- 0.6%
          46,473  Kirby Corp.(1)                                         1,594,953
                                                                      ------------
MEDIA -- 1.5%
          46,255  Omnicom Group, Inc.                                    1,366,373
         111,396  Walt Disney Co. (The)                                  2,885,156
                                                                      ------------
                                                                         4,251,529
                                                                      ------------
METALS & MINING -- 1.1%
          16,000  Freeport-McMoRan Copper & Gold, Inc.                     465,600
          42,843  Nucor Corp.                                            1,735,570
          40,449  Reliance Steel & Aluminum Co.                          1,012,843
                                                                      ------------
                                                                         3,214,013
                                                                      ------------
MULTILINE RETAIL -- 0.5%
          59,327  Big Lots, Inc.(1)                                      1,449,359
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 10.7%
          87,857  Chevron Corp.                                          6,554,132
          80,619  ConocoPhillips                                         4,193,800
          33,826  Devon Energy Corp.                                     2,735,170
         139,798  Exxon Mobil Corp.                                     10,361,828
          17,601  Murphy Oil Corp.                                         891,315
          90,725  Occidental Petroleum Corp.                             5,038,867
          11,598  Valero Energy Corp.                                      238,687
                                                                      ------------
                                                                        30,013,799
                                                                      ------------
PHARMACEUTICALS -- 6.9%
          47,216  Abbott Laboratories                                    2,603,963
          63,000  Eli Lilly & Co.                                        2,130,660
         122,000  Johnson & Johnson                                      7,483,480
          69,357  Merck & Co., Inc.                                      2,146,599
         137,000  Pfizer, Inc.                                           2,426,270
          75,000  Wyeth                                                  2,413,500
                                                                      ------------
                                                                        19,204,472
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.8%
          27,033  Public Storage                                         2,203,190
                                                                      ------------
ROAD & RAIL -- 0.6%
          43,379  Ryder System, Inc.                                     1,718,676
                                                                      ------------

------
31

Fundamental Equity

Shares                                                                       Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.2%
          85,745  Altera Corp.                                         $ 1,487,676
         119,573  Atmel Corp.(1)                                           496,228
          54,360  Broadcom Corp., Class A(1)                               928,469
         225,000  Intel Corp.                                            3,600,000
          98,447  National Semiconductor Corp.                           1,296,547
          59,287  Xilinx, Inc.                                           1,092,066
                                                                      ------------
                                                                         8,900,986
                                                                      ------------
SOFTWARE -- 3.8%
         153,607  Microsoft Corp.                                        3,430,044
         392,000  Oracle Corp.(1)                                        7,169,680
                                                                      ------------
                                                                        10,599,724
                                                                      ------------
SPECIALTY RETAIL -- 1.8%
          68,000  Best Buy Co., Inc.                                     1,823,080
           9,090  GameStop Corp., Class A(1)                               248,975
         159,271  Gap, Inc. (The)                                        2,060,967
          15,235  Genesco, Inc.(1)                                         377,980
          28,381  Urban Outfitters, Inc.(1)                                617,003
                                                                      ------------
                                                                         5,128,005
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.3%
          15,676  Coach, Inc.(1)                                           322,926
          11,497  NIKE, Inc., Class B                                      662,572
                                                                      ------------
                                                                           985,498
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 0.4%
          58,714  Hudson City Bancorp., Inc.                             1,104,410
                                                                      ------------
TOBACCO -- 1.8%
         259,891  Altria Group, Inc.                                     4,987,308
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
         103,562  United Rentals, Inc.(1)                                1,061,510
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
           5,421  American Tower Corp., Class A(1)                         175,153
          60,780  Sprint Nextel Corp.                                      190,241
                                                                      ------------
                                                                           365,394
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $332,609,541)                                                    258,733,351
                                                                      ------------

Shares                                                                       Value

Temporary Cash Investments -- Segregated for Futures -- 5.2%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 8.125%,
5/15/21, valued at $14,046,515), in a joint trading account at
0.05%, dated 10/31/08, due 11/3/08 (Delivery value $13,800,058)       $ 13,800,000

Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 8.125%, 8/15/19, valued at
$719,973), in a joint trading account at 0.01%, dated 10/31/08,
due 11/3/08 (Delivery value $705,001)                                      705,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SEGREGATED FOR FUTURES
(Cost $14,505,000)                                                      14,505,000
                                                                      ------------

Temporary Cash Investments -- 2.5%

          35,344  JPMorgan U.S. Treasury Plus Money Market Fund
                  Agency Shares                                             35,344

Repurchase Agreement, Goldman Sachs &
Co., (collateralized by various U.S. Treasury
obligations, 8.125%, 8/15/19, valued at
$7,041,438), in a joint trading account at
0.01%, dated 10/31/08, due 11/3/08
(Delivery value $6,895,006)                                              6,895,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $6,930,344)                                                        6,930,344
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $354,044,885)                                                    280,168,695
                                                                      ------------
OTHER ASSETS AND LIABILITIES(3)                                           (97,704)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $280,070,991
                                                                      ============

Futures Contracts
                                                                      Unrealized
                            Expiration     Underlying Face Amount        Gain
  Contracts Purchased          Date               at Value              (Loss)

   294  S&P 500 E-Mini    December 2008
        Futures                                 $14,219,310           $(785,131)
                                               =============        =============

Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated for futures contracts.

(3) Category is less than 0.05% of total net assets.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
32

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008
                                            Capital       Focused     Fundamental
                             Select          Growth       Growth        Equity
ASSETS

Investment securities,
at value (cost of
$1,889,163,442,
$13,781,070,
$11,425,857 and
$354,044,885,
respectively)             $1,564,019,168   $11,692,914   $9,346,117   $280,168,695

Cash                                  --        67,419           --             --

Foreign currency
holdings, at value
(cost of $-, $102, $-
and $-, respectively)                 --           102           --             --

Receivable for
investments sold              10,053,546        98,115       31,803             --

Receivable for forward
foreign currency
exchange contracts               534,222         4,866        4,279             --

Receivable for capital
shares sold                      144,806       258,086        1,633        566,477

Receivable for
variation margin on
futures contracts                     --            --           --         85,260

Dividends and interest
receivable                     1,917,403         5,883        5,314        393,547
                          --------------   -----------   ----------   ------------
                           1,576,669,145    12,127,385    9,389,146    281,213,979
                          --------------   -----------   ----------   ------------

LIABILITIES

Disbursements in
excess of demand
deposit cash                       9,489            --       75,561          9,046

Payable for
investments purchased          9,027,243       379,473      113,242             --

Payable for forward
foreign currency
exchange contracts               118,620            --           --             --

Payable for capital
shares redeemed                  326,007         1,568           --        825,106

Accrued management fees        1,325,217         9,212        7,576        241,692

Service fees (and
distribution fees - A
Class and R Class)
payable                            4,860         1,884           67         52,315

Distribution fees
payable                            1,940           992           67         14,829
                          --------------   -----------   ----------   ------------
                              10,813,376       393,129      196,513      1,142,988
                          --------------   -----------   ----------   ------------

NET ASSETS                $1,565,855,769   $11,734,256   $9,192,633   $280,070,991
                          ==============   ===========   ==========   ============

See Notes to Financial Statements.

------
33

OCTOBER 31, 2008
                                           Capital       Focused      Fundamental
                            Select          Growth        Growth        Equity
NET ASSETS CONSIST OF:

Capital (par value
and paid-in surplus)     $1,898,101,936   $14,995,259   $11,944,320   $408,107,352

Undistributed net
investment income            14,926,494        11,900        43,333      2,338,066

Accumulated net
realized loss on
investment and
foreign currency
transactions               (22,495,122)   (1,189,582)     (719,559)   (55,713,106)

Net unrealized
depreciation on
investments and
translation of assets
and liabilities in
foreign currencies        (324,677,539)   (2,083,321)   (2,075,461)   (74,661,321)
                         --------------   -----------   -----------   ------------
                         $1,565,855,769   $11,734,256   $ 9,192,633   $280,070,991
                         ==============   ===========   ===========   ============

INVESTOR CLASS, $0.01
PAR VALUE

Net assets               $1,448,954,426    $2,252,023    $8,813,522    $37,535,217

Shares outstanding           55,190,463       258,912     1,140,576      3,779,931

Net asset value per
share                            $26.25         $8.70         $7.73          $9.93

INSTITUTIONAL CLASS,
$0.01 PAR VALUE

Net assets                  $94,419,186      $128,089       $17,431       $588,723

Shares outstanding            3,555,480        14,627         2,256         59,202

Net asset value per
share                            $26.56         $8.76         $7.73          $9.94

A CLASS, $0.01 PAR
VALUE

Net assets                  $19,450,201    $7,678,679      $241,442   $218,469,204

Shares outstanding              752,351       890,646        31,233     22,036,108

Net asset value per
share                            $25.85         $8.62         $7.73          $9.91

Maximum offering
price (net asset
value divided by
0.9425)                          $27.43         $9.15         $8.20         $10.51

B CLASS, $0.01 PAR
VALUE

Net assets                   $2,605,479      $760,455       $30,193     $4,194,796

Shares outstanding              104,112        91,609         3,907        428,768

Net asset value per
share                            $25.03         $8.30         $7.73          $9.78

C CLASS, $0.01 PAR
VALUE

Net assets                     $394,004      $831,090       $72,747    $18,918,647

Shares outstanding               15,726       100,118         9,412      1,933,080

Net asset value per
share                            $25.05         $8.30         $7.73          $9.79

R CLASS, $0.01 PAR
VALUE

Net assets                      $32,473       $83,920       $17,298       $364,404

Shares outstanding                1,251         9,818         2,238         36,874

Net asset value per
share                            $25.96         $8.55         $7.73          $9.88

See Notes to Financial Statements.

------
34

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2008
                                        Capital        Focused       Fundamental
                        Select          Growth         Growth          Equity
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of
foreign taxes
withheld of
$361,862, $420,
$668 and $36,512,
respectively)          $ 26,469,988       $ 90,101      $ 141,764      $ 7,961,127

Interest                    926,535          3,070          6,125          232,855

Securities
lending, net                104,330          1,511            700           90,469
                     --------------   ------------   ------------   --------------
                         27,500,853         94,682        148,589        8,284,451
                     --------------   ------------   ------------   --------------

EXPENSES:

Management fees          22,788,211         81,441        122,232        3,829,383

Distribution
fees:

 B Class                     31,830          6,807            193           39,406

 C Class                      5,497          6,634            596          203,474

Service fees:

 B Class                     10,610          2,269             64           13,135

 C Class                      1,832          2,211            199           67,825

Distribution and
service fees:

 A Class                     80,834         10,864            196          733,176

 R Class                        139            260            117            2,276

Directors' fees
and expenses                 61,615            416            328           19,384

Other expenses                8,449             31             65            1,775
                     --------------   ------------   ------------   --------------
                         22,989,017        110,933        123,990        4,909,834
                     --------------   ------------   ------------   --------------

NET INVESTMENT
INCOME (LOSS)             4,511,836       (16,251)         24,599        3,374,617
                     --------------   ------------   ------------   --------------

REALIZED AND
UNREALIZED GAIN
(LOSS)

NET REALIZED GAIN
(LOSS) ON:

Investment
transactions           (16,074,847)    (1,164,962)      (719,248)     (55,573,188)

Foreign currency
transactions              9,924,970         28,477         23,593         (45,827)
                     --------------   ------------   ------------   --------------
                        (6,149,877)    (1,136,485)      (695,655)     (55,619,015)
                     --------------   ------------   ------------   --------------

CHANGE IN NET
UNREALIZED
APPRECIATION
(DEPRECIATION) ON:

Investments           (981,442,992)    (3,064,237)    (3,677,582)     (99,940,048)

Translation of
assets and
liabilities in
foreign currencies        1,089,042          4,995          5,194           18,208
                     --------------   ------------   ------------   --------------
                      (980,353,950)    (3,059,242)    (3,672,388)     (99,921,840)
                     --------------   ------------   ------------   --------------

NET REALIZED AND
UNREALIZED GAIN
(LOSS)                (986,503,827)    (4,195,727)    (4,368,043)    (155,540,855)
                     --------------   ------------   ------------   --------------

NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS      $(981,991,991)   $(4,211,978)   $(4,343,444)   $(152,166,238)
                     ==============   ============   ============   ==============

See Notes to Financial Statements.

------
35

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007
                                   Select                     Capital Growth
Increase (Decrease)
in Net Assets               2008             2007            2008         2007

OPERATIONS

Net investment
income (loss)              $ 4,511,836      $ 2,931,467    $ (16,251)   $ (19,033)

Net realized gain
(loss)                     (6,149,877)      199,860,391   (1,136,485)      481,849

Change in net
unrealized
appreciation
(depreciation)           (980,353,950)      461,001,866   (3,059,242)      544,596
                       ---------------   --------------   -----------   ----------
Net increase
(decrease) in net
assets resulting
from operations          (981,991,991)      663,793,724   (4,211,978)    1,007,412
                       ---------------   --------------   -----------   ----------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment
income:

 Investor Class                     --     (10,981,848)            --           --

 Institutional
 Class                              --        (951,224)            --           --

 A Class                            --         (39,351)            --           --

 A Class (old)
 (Note 9)                           --         (47,590)            --           --

From net realized
gains:

 Investor Class          (182,640,492)     (39,672,127)     (106,995)      (1,045)

 Institutional
 Class                    (12,086,566)      (2,344,204)       (2,469)        (331)

 A Class                   (3,075,006)        (343,121)     (239,050)     (27,475)

 A Class (old)
 (Note 9)                           --        (414,970)            --           --

 B Class                     (404,171)         (92,435)      (71,895)     (11,734)

 C Class                      (75,080)         (19,786)      (55,027)     (10,342)

 R Class                       (2,305)            (381)       (2,746)        (331)
                       ---------------   --------------   -----------   ----------
Decrease in net
assets from
distributions            (198,283,620)     (54,907,037)     (478,182)     (51,258)
                       ---------------   --------------   -----------   ----------

CAPITAL SHARE
TRANSACTIONS

Net increase
(decrease) in net
assets from capital
share transactions        (21,933,432)    (622,635,475)    10,484,948      896,296
                       ---------------   --------------   -----------   ----------

NET INCREASE
(DECREASE) IN NET
ASSETS                 (1,202,209,043)     (13,748,788)     5,794,788    1,852,450

NET ASSETS

Beginning of period      2,768,064,812    2,781,813,600     5,939,468    4,087,018
                       ---------------   --------------   -----------   ----------
End of period           $1,565,855,769   $2,768,064,812   $11,734,256   $5,939,468
                       ===============   ==============   ===========   ==========

Undistributed net
investment income          $14,926,494         $489,688       $11,900           --
                       ===============   ==============   ===========  ==========

See Notes to Financial Statements.

------
36

YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007
                               Focused Growth             Fundamental Equity
Increase (Decrease) in
Net Assets                   2008          2007           2008           2007

OPERATIONS

Net investment income
(loss)                       $ 24,599      $ 45,727     $ 3,374,617    $ 1,103,561

Net realized gain
(loss)                      (695,655)     1,532,515    (55,619,015)      8,179,496

Change in net
unrealized
appreciation
(depreciation)            (3,672,388)       418,442    (99,921,840)     22,198,609
                          -----------   -----------   -------------   ------------
Net increase
(decrease) in net
assets resulting from
operations                (4,343,444)     1,996,684   (152,166,238)     31,481,666
                          -----------   -----------   -------------   ------------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment
income:

 Investor Class               (7,155)      (54,114)       (460,415)       (24,444)

 Institutional
 Class                           (63)            --         (2,800)          (256)

 A Class                           --            --     (1,508,022)      (137,443)

 R Class                           --            --         (1,563)            (4)

From net realized
gains:

 Investor Class           (1,516,407)     (299,286)     (1,329,674)       (59,454)

 Institutional
 Class                        (2,904)            --         (6,528)          (447)

 A Class                      (2,856)            --     (6,205,227)      (657,564)

 B Class                      (2,673)            --       (119,040)       (25,167)

 C Class                      (7,928)            --       (598,169)       (83,263)

 R Class                      (2,795)            --        (11,182)          (489)
                          -----------   -----------   -------------   ------------
Decrease in net assets
from distributions        (1,542,781)     (353,400)    (10,242,620)      (988,531)
                          -----------   -----------   -------------   ------------

CAPITAL SHARE
TRANSACTIONS

Net increase
(decrease) in net
assets from capital
share transactions          1,519,415   (3,920,671)     112,091,766    252,655,161
                          -----------   -----------   -------------   ------------

NET INCREASE
(DECREASE) IN NET
ASSETS                    (4,366,810)   (2,277,387)    (50,317,092)    283,148,296

NET ASSETS

Beginning of period        13,559,443    15,836,830     330,388,083     47,239,787
                          -----------   -----------   -------------   ------------
End of period             $ 9,192,633   $13,559,443    $280,070,991   $330,388,083
                          ===========   ===========   =============   ============

Undistributed net
investment income             $43,333        $1,393      $2,338,066       $915,406
                          ===========   ===========   =============   ============

See Notes to Financial Statements.

------
37

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Select Fund (Select), Capital Growth
Fund (Capital Growth), Focused Growth Fund (Focused Growth) and Fundamental
Equity Fund (Fundamental Equity) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940
Act. Prior to March 1, 2008, Focused Growth was nondiversified. The funds'
investment objective is to seek long-term capital growth. Income is a secondary objective of Fundamental Equity. Select, Capital Growth and Focused
Growth pursue this objective by purchasing stocks of larger-sized companies that management believes will increase in value over time. Fundamental Equity generally invests in larger-sized companies using a quantitative model that combines fundamental measures of a stock's value and growth potential. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Focused Growth's Institutional Class, A Class, B
Class, C Class and R Class commenced on September 28, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to

------
38

track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes--an interpretation of FASB Statement No. 109" during the current fiscal year. The funds are no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

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39

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the funds ranges from 0.800% to 1.000% for the Investor Class, A
Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class of the funds for the year ended October 31, 2008, was 1.00% for the
Investor Class, A Class, B Class, C Class and R Class and 0.80% for the
Institutional Class.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2008, were as follows:

                                       Capital        Focused       Fundamental
                       Select          Growth         Growth           Equity

Purchases          $1,458,351,230    $20,532,639    $15,579,650     $445,886,272

Proceeds from
sales              $1,716,447,162    $10,632,152    $15,520,646     $358,927,991

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40

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                               Year ended                     Year ended
                            October 31, 2008               October 31, 2007
                         Shares         Amount         Shares          Amount
Select

INVESTOR
CLASS/SHARES
AUTHORIZED             300,000,000                    300,000,000
                       ===========                   ============

Sold                     1,304,514    $ 48,509,921      1,250,472     $ 48,790,315

Issued in
reinvestment of
distributions            4,320,701     174,988,391      1,304,522       48,241,214

Redeemed               (6,380,454)   (233,776,220)   (17,717,923)    (685,347,731)
                       -----------   -------------   ------------   --------------
                         (755,239)    (10,277,908)   (15,162,929)    (588,316,202)
                       -----------   -------------   ------------   --------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              40,000,000                     40,000,000
                       ===========                   ============

Sold                        34,755       1,327,615        353,624       13,609,415

Issued in
reinvestment of
distributions              295,584      12,086,426         88,501        3,294,898

Redeemed                 (437,958)    (17,300,838)      (849,574)     (32,045,945)
                       -----------   -------------   ------------   --------------
                         (107,619)     (3,886,797)      (407,449)     (15,141,632)
                       -----------   -------------   ------------   --------------
A CLASS/SHARES
AUTHORIZED              75,000,000                     75,000,000
                       ===========                   ============

Sold                       118,060       4,363,693        148,523        5,577,259

Issued in
connection with
reclassification
(Note 9)                        --              --        506,351       20,436,277

Issued in
reinvestment of
distributions               75,309       3,009,333          9,421          344,992

Redeemed                 (390,494)    (14,148,255)      (314,140)     (12,073,334)
                       -----------   -------------   ------------   --------------
                         (197,125)     (6,775,229)        350,155       14,285,194
                       -----------   -------------   ------------   --------------

A CLASS
(OLD)/SHARES
AUTHORIZED                     N/A                            N/A
                       ===========                   ============

Sold                                                       37,196        1,415,182

Issued in
reinvestment of
distributions                                              12,149          447,803

Redeemed in
connection with
reclassification
(Note 9)                                                (506,351)     (20,436,277)

Redeemed                                                (330,339)     (12,574,066)
                                                     ------------   --------------
                                                        (787,345)     (31,147,358)
                                                     ------------   --------------

B CLASS/SHARES
AUTHORIZED              25,000,000                     25,000,000
                       ===========                   ============

Sold                         4,313         147,174          7,203          268,506

Issued in
reinvestment of
distributions                9,553         372,090          2,401           86,511

Redeemed                  (36,169)     (1,284,825)       (50,198)      (1,890,695)
                       -----------   -------------   ------------   --------------
                          (22,303)       (765,561)       (40,594)      (1,535,678)
                       -----------   -------------   ------------   --------------

C CLASS/SHARES
AUTHORIZED              25,000,000                     25,000,000
                       ===========                   ============

Sold                         1,687          60,784            714           26,450

Issued in
reinvestment of
distributions                1,459          56,859            426           15,353

Redeemed                  (10,144)       (359,726)       (22,109)        (823,182)
                       -----------   -------------   ------------   --------------
                           (6,998)       (242,083)       (20,969)        (781,379)
                       -----------   -------------   ------------   --------------

R CLASS/SHARES
AUTHORIZED              50,000,000                     50,000,000
                       ===========                   ============

Sold                           497          11,841             54            2,087

Issued in
reinvestment of
distributions                   57           2,305             10              381

Redeemed                        --              --           (23)            (888)
                       -----------   -------------   ------------   --------------
                               554          14,146             41             1580
                       -----------   -------------   ------------   --------------
Net increase
(decrease)             (1,088,730)   $(21,933,432)   (16,069,090)   $(622,635,475)
                       ===========   =============   ============   ==============

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41

                                 Year ended                    Year ended
                              October 31, 2008              October 31, 2007
                           Shares         Amount         Shares         Amount
Capital Growth

INVESTOR CLASS/SHARES
AUTHORIZED                300,000,000                   300,000,000
                         ============                  ============

Sold                          215,390    $ 2,431,606         78,738    $ 1,095,962

Issued in
reinvestment of
distributions                   8,465        106,995             88          1,045

Redeemed                     (45,062)      (489,244)        (5,954)       (79,017)
                         ------------   ------------   ------------   ------------
                              178,793      2,049,357         72,872      1,017,990
                         ------------   ------------   ------------   ------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED                 50,000,000                    50,000,000
                         ============                  ============

Sold                           12,176        111,615             --             --

Issued in
reinvestment of
distributions                     195          2,469             27            331

Redeemed                         (86)          (751)             --             --
                         ------------   ------------   ------------   ------------
                               12,285        113,333             27            331
                         ------------   ------------   ------------   ------------

A CLASS/SHARES
AUTHORIZED                100,000,000                   100,000,000
                         ============                  ============

Sold                          752,534      8,201,510        123,502      1,513,050

Issued in
reinvestment of
distributions                  16,251        204,109          2,022         23,962

Redeemed                    (102,560)    (1,077,664)       (84,101)    (1,089,133)
                         ------------   ------------   ------------   ------------
                              666,225      7,327,955         41,423        447,879
                         ------------   ------------   ------------   ------------

B CLASS/SHARES
AUTHORIZED                100,000,000                   100,000,000
                         ============                  ============

Sold                           38,464        429,211         27,689        332,104

Issued in
reinvestment of
distributions                   5,124         62,361            990         11,480

Redeemed                     (14,941)      (159,518)       (48,876)      (626,062)
                         ------------   ------------   ------------   ------------
                               28,647        332,054       (20,197)      (282,478)
                         ------------   ------------   ------------   ------------

C CLASS/SHARES
AUTHORIZED                100,000,000                   100,000,000
                         ============                  ============

Sold                           90,501      1,042,449         20,884        259,074

Issued in
reinvestment of
distributions                   2,288         27,845            809          9,388

Redeemed                     (43,280)      (488,213)       (43,150)      (558,908)
                         ------------   ------------   ------------   ------------
                               49,509        582,081       (21,457)      (290,446)
                         ------------   ------------   ------------   ------------

R CLASS/SHARES
AUTHORIZED                 60,000,000                    60,000,000
                         ============                  ============

Sold                            7,340         80,595            195          2,713

Issued in
reinvestment of
distributions                     220          2,746             28            331

Redeemed                        (278)        (3,173)            (2)           (24)
                         ------------   ------------   ------------   ------------
                                7,282         80,168            221          3,020
                         ------------   ------------   ------------   ------------
Net increase
(decrease)                    942,741    $10,484,948         72,889      $ 896,296
                         ============   ============   ============   ============

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42

                                    Year ended                  Year ended
                                 October 31, 2008            October 31, 2007
                              Shares        Amount        Shares        Amount
Focused Growth

INVESTOR CLASS/SHARES
AUTHORIZED                   50,000,000                  50,000,000
                             ==========                  ==========

Sold                            336,040    $ 3,456,085      252,879    $ 2,955,714

Issued in reinvestment of
distributions                   136,093      1,498,366       29,862        339,826

Redeemed                      (366,840)    (3,763,936)    (633,768)    (7,391,198)
                             ----------   ------------   ----------   ------------
                                105,293      1,190,515    (351,027)    (4,095,658)
                             ----------   ------------   ----------   ------------

INSTITUTIONAL
CLASS/SHARES AUTHORIZED      10,000,000                  10,000,000
                             ==========                  ==========

Sold                                 --             --        1,986         25,000

Issued in reinvestment of
distributions                       270          2,967           --             --
                             ----------   ------------   ----------   ------------
                                    270          2,967        1,986         25,000
                             ----------   ------------   ----------   ------------

A CLASS/SHARES AUTHORIZED    10,000,000                  10,000,000
                             ==========                  ==========

Sold                             31,644        286,449        1,986         25,000

Issued in reinvestment of
distributions                       259          2,856           --             --

Redeemed                        (2,656)       (26,633)           --             --
                             ----------   ------------   ----------   ------------
                                 29,247        262,672        1,986         25,000
                             ----------   ------------   ----------   ------------

B CLASS/SHARES AUTHORIZED    10,000,000                  10,000,000
                             ==========                  ==========

Sold                              1,681         17,306        1,986         25,000

Issued in reinvestment of
distributions                       240          2,673           --             --
                             ----------   ------------   ----------   ------------
                                  1,921         19,979        1,986         25,000
                             ----------   ------------   ----------   ------------

C CLASS/SHARES AUTHORIZED    10,000,000                  10,000,000
                             ==========                  ==========

Sold                              4,409         45,159        5,892         74,987

Issued in reinvestment of
distributions                       714          7,928           --             --

Redeemed                        (1,603)       (12,600)           --             --
                             ----------   ------------   ----------   ------------
                                  3,520         40,487        5,892         74,987
                             ----------   ------------   ----------   ------------

R CLASS/SHARES AUTHORIZED    10,000,000                  10,000,000
                             ==========                  ==========

Sold                                 --             --        1,986         25,000

Issued in reinvestment of
distributions                       252          2,795           --             --
                             ----------   ------------   ----------   ------------
                                    252          2,795        1,986         25,000
                             ----------   ------------   ----------   ------------
Net increase (decrease)         140,503     $1,519,415    (337,191)   $(3,920,671)
                             ==========   ============   ==========   ============

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43

                               Year ended                     Year ended
                            October 31, 2008               October 31, 2007
                         Shares          Amount         Shares          Amount
Fundamental Equity

INVESTOR
CLASS/SHARES
AUTHORIZED              200,000,000                    200,000,000
                       ============                   ============

Sold                      3,296,777    $ 44,594,062      3,715,748     $53,813,021

Issued in
reinvestment of
distributions               110,977       1,604,732          5,867          77,738

Redeemed                (3,065,757)    (38,176,168)      (581,646)     (8,716,197)
                       ------------   -------------   ------------   -------------
                            341,997       8,022,626      3,139,969      45,174,562
                       ------------   -------------   ------------   -------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED               25,000,000                     50,000,000
                       ============                   ============

Sold                        142,328       1,942,574         15,790         209,743

Issued in
reinvestment of
distributions                    86           1,242             53             703

Redeemed                  (101,427)     (1,214,364)             --              --
                       ------------   -------------   ------------   -------------
                             40,987         729,452         15,843         210,446
                       ------------   -------------   ------------   -------------

A CLASS/SHARES
AUTHORIZED              150,000,000                     50,000,000
                       ============                   ============

Sold                     16,392,959     222,736,346     13,689,196     198,932,845

Issued in
reinvestment of
distributions               519,284       7,514,042         58,553         776,411

Redeemed               (10,612,121)   (134,187,154)      (915,776)    (13,379,165)
                       ------------   -------------   ------------   -------------
                          6,300,122      96,063,234     12,831,973     186,330,091
                       ------------   -------------   ------------   -------------

B CLASS/SHARES
AUTHORIZED               25,000,000                     50,000,000
                       ============                   ============

Sold                        198,253       2,653,019        224,752       3,219,435

Issued in
reinvestment of
distributions                 6,509          93,530          1,357          17,871

Redeemed                   (92,429)     (1,143,924)       (27,247)       (393,576)
                       ------------   -------------   ------------   -------------
                            112,333       1,602,625        198,862       2,843,730
                       ------------   -------------   ------------   -------------

C CLASS/SHARES
AUTHORIZED               50,000,000                     50,000,000
                       ============                   ============

Sold                      1,217,499      16,547,716      1,308,090      18,834,090

Issued in
reinvestment of
distributions                21,262         305,742          3,892          51,300

Redeemed                  (893,725)    (11,302,775)       (79,354)     (1,139,749)
                       ------------   -------------   ------------   -------------
                            345,036       5,550,683      1,232,628      17,745,641
                       ------------   -------------   ------------   -------------

R CLASS/SHARES
AUTHORIZED               10,000,000                     60,000,000
                       ============                   ============

Sold                         16,662         211,942         33,938         472,163

Issued in
reinvestment of
distributions                   882          12,745             37             493

Redeemed                    (8,751)       (101,541)        (8,262)       (121,965)
                       ------------   -------------   ------------   -------------
                              8,793         123,146         25,713         350,691
                       ------------   -------------   ------------   -------------
Net increase
(decrease)                7,149,268    $112,091,766     17,444,988    $252,655,161
                       ============   =============   ============   =============

5. SECURITIES LENDING

As of October 31, 2008, the funds did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

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44

6. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The funds did not borrow from either line during the year ended
October 31, 2008.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

Focused Growth's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Fundamental Equity's performance may be affected by investments in initial public offerings (IPOs). The impact of IPO's on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2008 and October 31, 2007 were as follows:

                                       Select                Capital Growth
                                 2008           2007         2008       2007
DISTRIBUTIONS PAID FROM

Ordinary income                $79,550,077   $12,020,013    $165,021         --

Long-term capital gains       $118,733,543   $42,887,024    $313,161    $51,258

                                   Focused Growth          Fundamental Equity
                                 2008           2007         2008       2007
DISTRIBUTIONS PAID FROM

Ordinary income                 $1,178,297      $353,400  $9,581,019   $969,242

Long-term capital gains           $364,484            --    $661,601    $19,289

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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45

As of October 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                         Capital        Focused      Fundamental
                         Select          Growth         Growth          Equity
Federal tax cost
of investments        $1,896,951,402    $14,201,389    $11,468,132    $356,705,907
                      ==============   ============   ============   =============

Gross tax
appreciation of
investments             $ 23,090,847       $ 97,826      $ 113,557     $ 3,569,721

Gross tax
depreciation of
investments            (356,023,081)    (2,606,301)    (2,235,572)    (80,106,933)
                      --------------   ------------   ------------   -------------
Net tax
appreciation
(depreciation) of
investments           $(332,932,234)   $(2,508,475)   $(2,122,015)   $(76,537,212)
                      ==============   ============   ============   =============

Net tax
appreciation
(depreciation) on
derivatives and
translation of
assets and
liabilities in
foreign currencies           $72,900        $ 1,564        $ 2,065              --
                      --------------   ------------   ------------   -------------
Net tax
appreciation
(depreciation)        $(332,859,334)   $(2,506,911)   $(2,119,950)   $(76,537,212)
                      ==============   ============   ============   =============

Undistributed
ordinary income          $15,320,329        $15,171        $45,545      $2,338,066

Accumulated
capital losses         $(14,707,162)     $(769,263)     $(677,282)   $(53,837,215)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2016.

9. CORPORATE EVENT

On July 27, 2007, the A Class (old) shareholders of Select approved a reclassification of A Class (old) shares into Advisor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007.
The reclassification was effective on September 4, 2007. Subsequent to the reclassification, the Advisor Class was renamed A Class.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 will not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
46

11. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2008.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended October
31, 2008.

    Select      Capital Growth   Focused Growth   Fundamental Equity

 $20,497,324        $51,623         $129,731          $3,432,586

The funds hereby designate the following long-term capital gain distributions, or up to the maximum amount allowable, for the fiscal year ended October 31,
2008.

    Select       Capital Growth   Focused Growth   Fundamental Equity

 $118,733,543       $313,161         $364,484           $661,601

The funds hereby designate the following distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

    Select      Capital Growth   Focused Growth   Fundamental Equity

 $79,550,077       $164,949        $1,172,043         $7,657,791

------
47

FINANCIAL HIGHLIGHTS
Select

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
                                   2008        2007        2006        2005        2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $45.58      $36.22      $37.04      $34.80      $33.77
                               --------    --------    --------    --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.07        0.04        0.21        0.15       --(2)

 Net Realized and
 Unrealized Gain (Loss)         (16.10)       10.06      (0.77)        2.17        1.03
                               --------    --------    --------    --------    --------
 Total From
 Investment Operations          (16.03)       10.10      (0.56)        2.32        1.03
                               --------    --------    --------    --------    --------
Distributions

 From Net
 Investment Income                   --      (0.16)      (0.26)      (0.08)          --

 From Net Realized Gains         (3.30)      (0.58)          --          --          --
                               --------    --------    --------    --------    --------
 Total Distributions             (3.30)      (0.74)      (0.26)      (0.08)          --
                               --------    --------    --------    --------    --------
Net Asset Value,
End of Period                    $26.25      $45.58      $36.22      $37.04      $34.80
                               ========    ========    ========    ========    ========

TOTAL RETURN(3)                (37.71)%      28.37%     (1.55)%       6.67%       3.05%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        1.00%       1.00%       1.00%       1.00%       1.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                        0.19%       0.11%       0.57%       0.42%     (0.01)%

Portfolio
Turnover Rate                       64%         79%        206%         55%         48%

Net Assets, End of
Period (in millions)             $1,449      $2,550      $2,576      $3,329      $3,565

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
48

Select

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
                                   2008       2007        2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $45.98     $36.53      $37.35     $35.09     $33.99
                               --------   --------    --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.15       0.12        0.30       0.24       0.07

 Net Realized and
 Unrealized Gain (Loss)         (16.27)      10.15      (0.78)       2.18       1.03
                               --------   --------    --------   --------   --------
 Total From
 Investment Operations          (16.12)      10.27      (0.48)       2.42       1.10
                               --------   --------    --------   --------   --------
Distributions

 From Net
 Investment Income                   --     (0.24)      (0.34)     (0.16)         --

 From Net Realized Gains         (3.30)     (0.58)          --         --         --
                               --------   --------    --------   --------   --------
 Total Distributions             (3.30)     (0.82)      (0.34)     (0.16)         --
                               --------   --------    --------   --------   --------
Net Asset Value,
End of Period                    $26.56     $45.98      $36.53     $37.35     $35.09
                               ========   ========    ========   ========   ========

TOTAL RETURN(2)                (37.60)%     28.63%     (1.35)%      6.87%      3.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        0.80%      0.80%       0.80%      0.80%      0.80%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                0.39%      0.31%       0.77%      0.62%      0.19%

Portfolio Turnover Rate             64%        79%        206%        55%        48%

Net Assets, End of
Period (in thousands)           $94,419   $168,441    $148,717   $198,212   $234,815

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
49

Select

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
                                    2008        2007        2006        2005        2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $45.05      $35.80      $36.63      $34.43      $33.49
                                --------    --------    --------    --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                 (0.02)      (0.09)        0.12        0.04      (0.09)

 Net Realized and
 Unrealized Gain (Loss)          (15.88)        9.99      (0.76)        2.16        1.03
                                --------    --------    --------    --------    --------
 Total From
 Investment Operations           (15.90)        9.90      (0.64)        2.20        0.94
                                --------    --------    --------    --------    --------
Distributions

 From Net
 Investment Income                    --      (0.07)      (0.19)          --          --

 From Net Realized Gains          (3.30)      (0.58)          --          --          --
                                --------    --------    --------    --------    --------
 Total Distributions              (3.30)      (0.65)      (0.19)          --          --
                                --------    --------    --------    --------    --------
Net Asset Value,
End of Period                     $25.85      $45.05      $35.80      $36.63      $34.43
                                ========    ========    ========    ========    ========

TOTAL RETURN(3)                 (37.88)%      28.07%     (1.79)%       6.39%       2.81%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                         1.25%       1.25%       1.25%       1.25%       1.25%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                       (0.06)%     (0.14)%       0.32%       0.17%     (0.26)%

Portfolio Turnover Rate              64%         79%        206%         55%         48%

Net Assets, End of
Period (in thousands)            $19,450     $42,770     $21,455     $27,741     $22,626

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
50

Select

B Class
For a Share Outstanding Throughout the Years Ended October 31
                                   2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $44.03    $35.21     $36.12     $34.21     $33.53
                               --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                (0.29)    (0.34)     (0.12)     (0.22)     (0.35)

 Net Realized and
 Unrealized Gain (Loss)         (15.41)      9.74     (0.79)       2.13       1.03
                               --------  --------   --------   --------   --------
 Total From
 Investment Operations          (15.70)      9.40     (0.91)       1.91       0.68
                               --------  --------   --------   --------   --------
Distributions

 From Net Realized Gains         (3.30)    (0.58)         --         --         --
                               --------  --------   --------   --------   --------
Net Asset Value,
End of Period                    $25.03    $44.03     $35.21     $36.12     $34.21
                               ========  ========   ========   ========   ========

TOTAL RETURN(2)                (38.36)%    27.07%    (2.52)%      5.58%      2.03%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        2.00%     2.00%      2.00%      2.00%      2.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                      (0.81)%   (0.89)%    (0.43)%    (0.58)%    (1.01)%

Portfolio Turnover Rate             64%       79%       206%        55%        48%

Net Assets, End of
Period (in thousands)            $2,605    $5,567     $5,880     $2,501     $2,273

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
51

Select

C Class
For a Share Outstanding Throughout the Years Ended October 31
                                   2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $44.07    $35.24     $36.15     $34.23     $33.56
                               --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                (0.29)    (0.34)     (0.16)     (0.22)     (0.36)

 Net Realized and
 Unrealized Gain (Loss)         (15.43)      9.75     (0.75)       2.14       1.03
                               --------  --------   --------   --------   --------
 Total From
 Investment Operations          (15.72)      9.41     (0.91)       1.92       0.67
                               --------  --------   --------   --------   --------
Distributions

 From Net Realized Gains         (3.30)    (0.58)         --         --         --
                               --------  --------   --------   --------   --------
Net Asset Value,
End of Period                    $25.05    $44.07     $35.24     $36.15     $34.23
                               ========  ========   ========   ========   ========

TOTAL RETURN(2)                (38.34)%    27.07%    (2.52)%      5.58%      2.03%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        2.00%     2.00%      2.00%      2.00%      2.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                      (0.81)%   (0.89)%    (0.43)%    (0.58)%    (1.01)%

Portfolio Turnover Rate             64%       79%       206%        55%        48%

Net Assets, End of
Period (in thousands)              $394    $1,001     $1,540     $3,511     $3,733

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
52

Select

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                            2008        2007        2006      2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $45.33      $36.05      $37.00       $38.34
                                        --------    --------    --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)          (0.11)      (0.15)        0.03       (0.05)

 Net Realized and Unrealized
 Gain (Loss)                             (15.96)       10.01      (0.77)       (1.29)
                                        --------    --------    --------     --------
 Total From Investment Operations        (16.07)        9.86      (0.74)       (1.34)
                                        --------    --------    --------     --------
Distributions

 From Net Investment Income                   --          --      (0.21)           --

 From Net Realized Gains                  (3.30)      (0.58)          --           --
                                        --------    --------    --------     --------
 Total Distributions                      (3.30)      (0.58)      (0.21)           --
                                        --------    --------    --------     --------
Net Asset Value, End of Period            $25.96      $45.33      $36.05       $37.00
                                        ========    ========    ========     ========

TOTAL RETURN(3)                         (38.03)%      27.72%     (2.04)%      (3.50)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                      1.50%       1.50%       1.50%     1.50%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets             (0.31)%     (0.39)%       0.07%   (0.50)%(4)

Portfolio Turnover Rate                      64%         79%        206%       55%(5)

Net Assets, End of Period
(in thousands)                               $32         $32         $24          $24

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
53

Capital Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                             2008        2007        2006      2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                        $14.21      $11.81      $10.60       $10.80
                                         --------    --------    --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)             0.02       --(3)       --(3)        --(3)

 Net Realized and Unrealized
 Gain (Loss)                               (4.48)        2.54        1.21       (0.20)
                                         --------    --------    --------     --------
 Total From Investment Operations          (4.46)        2.54        1.21       (0.20)
                                         --------    --------    --------     --------
Distributions

 From Net Realized Gains                   (1.05)      (0.14)          --           --
                                         --------    --------    --------     --------
Net Asset Value, End of Period              $8.70      $14.21      $11.81       $10.60
                                         ========    ========    ========     ========

TOTAL RETURN(4)                          (33.67)%      21.77%      11.42%      (1.85)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                       1.01%       1.01%       1.00%     1.00%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets                0.15%       0.15%       0.05%   (0.12)%(5)

Portfolio Turnover Rate                      129%        160%        140%      110%(6)

Net Assets, End of Period
(in thousands)                             $2,252      $1,139         $86          $25

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
54

Capital Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                2008       2007        2006    2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period          $14.28     $11.84      $10.61     $10.80
                                            --------   --------    --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                0.04       0.04        0.03      --(3)

 Net Realized and Unrealized
 Gain (Loss)                                  (4.51)       2.54        1.20     (0.19)
                                            --------   --------    --------   --------
 Total From Investment Operations             (4.47)       2.58        1.23     (0.19)
                                            --------   --------    --------   --------
Distributions

 From Net Realized Gains                      (1.05)     (0.14)          --         --
                                            --------   --------    --------   --------
Net Asset Value, End of Period                 $8.76     $14.28      $11.84     $10.61
                                            ========   ========    ========   ========

TOTAL RETURN(4)                             (33.57)%     22.06%      11.59%    (1.76)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                          0.81%      0.81%       0.80%   0.80%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets                   0.35%      0.35%       0.25%   0.08%(5)

Portfolio Turnover Rate                         129%       160%        140%    110%(6)

Net Assets, End of Period (in thousands)        $128        $33         $27        $25

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
55

Capital Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                 2008       2007        2006        2005      2004(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period            $14.13     $11.78      $10.59       $9.89       $10.00
                             --------   --------    --------    --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)              (0.01)     (0.01)      (0.02)       --(3)       (0.03)

 Net Realized and
 Unrealized
 Gain (Loss)                   (4.45)       2.50        1.21        0.70       (0.08)
                             --------   --------    --------    --------     --------
 Total From
 Investment Operations         (4.46)       2.49        1.19        0.70       (0.11)
                             --------   --------    --------    --------     --------
Distributions

 From Net
 Realized Gains                (1.05)     (0.14)          --          --           --
                             --------   --------    --------    --------     --------
Net Asset Value,
End of Period                   $8.62     $14.13      $11.78      $10.59        $9.89
                             ========   ========    ========    ========     ========

TOTAL RETURN(4)              (33.88)%     21.40%      11.24%       7.08%      (1.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                      1.26%      1.26%       1.25%       1.27%     1.25%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                    (0.10)%    (0.10)%     (0.20)%     (0.03)%   (0.43)%(5)

Portfolio
Turnover Rate                    129%       160%        140%        110%          87%

Net Assets, End of
Period (in thousands)          $7,679     $3,171      $2,155      $1,216         $692

(1) February 27, 2004 (fund inception) through October 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
56

Capital Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                 2008        2007        2006        2005      2004(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period            $13.74      $11.54      $10.46       $9.84       $10.00
                             --------    --------    --------    --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)              (0.09)      (0.10)      (0.10)      (0.08)       (0.08)

 Net Realized and
 Unrealized
 Gain (Loss)                   (4.30)        2.44        1.18        0.70       (0.08)
                             --------    --------    --------    --------     --------
 Total From
 Investment Operations         (4.39)        2.34        1.08        0.62       (0.16)
                             --------    --------    --------    --------     --------
Distributions

 From Net
 Realized Gains                (1.05)      (0.14)          --          --           --
                             --------    --------    --------    --------     --------
Net Asset Value,
End of Period                   $8.30      $13.74      $11.54      $10.46        $9.84
                             ========    ========    ========    ========     ========

TOTAL RETURN(3)              (34.36)%      20.54%      10.33%       6.30%      (1.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                      2.01%       2.01%       2.00%       2.02%     2.00%(4)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                    (0.85)%     (0.85)%     (0.95)%     (0.78)%   (1.17)%(4)

Portfolio
Turnover Rate                    129%        160%        140%        110%          87%

Net Assets, End of
Period (in thousands)            $760        $865        $960        $772         $450

(1) February 27, 2004 (fund inception) through October 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
57

Capital Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                  2008        2007        2006       2005      2004(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period             $13.74      $11.54      $10.46      $9.84       $10.00
                              --------    --------    --------   --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)               (0.09)      (0.10)      (0.10)     (0.08)       (0.08)

 Net Realized and
 Unrealized Gain (Loss)         (4.30)        2.44        1.18       0.70       (0.08)
                              --------    --------    --------   --------     --------
 Total From
 Investment Operations          (4.39)        2.34        1.08       0.62       (0.16)
                              --------    --------    --------   --------     --------
Distributions

 From Net
 Realized Gains                 (1.05)      (0.14)          --         --           --
                              --------    --------    --------   --------     --------
Net Asset Value,
End of Period                    $8.30      $13.74      $11.54     $10.46        $9.84
                              ========    ========    ========   ========     ========

TOTAL RETURN(3)               (34.36)%      20.54%      10.33%      6.30%      (1.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                       2.01%       2.01%       2.00%      2.02%     2.00%(4)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                     (0.85)%     (0.85)%     (0.95)%    (0.78)%   (1.18)%(4)

Portfolio
Turnover Rate                     129%        160%        140%       110%          87%

Net Assets, End of
Period (in thousands)             $831        $695        $832       $609         $343

(1) February 27, 2004 (fund inception) through October 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
58

Capital Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                      2008      2007       2006      2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                 $14.05    $11.74     $10.59       $10.80
                                  --------  --------   --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                   (0.04)    (0.04)     (0.05)       (0.02)

 Net Realized and
 Unrealized Gain (Loss)             (4.41)      2.49       1.20       (0.19)
                                  --------  --------   --------     --------
 Total From
 Investment Operations              (4.45)      2.45       1.15       (0.21)
                                  --------  --------   --------     --------
Distributions

 From Net Realized Gains            (1.05)    (0.14)         --           --
                                  --------  --------   --------     --------
Net Asset Value,
End of Period                        $8.55    $14.05     $11.74       $10.59
                                  ========  ========   ========     ========

TOTAL RETURN(3)                   (34.01)%    21.13%     10.86%      (1.94)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.51%     1.51%      1.50%     1.50%(4)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                         (0.35)%   (0.35)%    (0.45)%   (0.62)%(4)

Portfolio Turnover Rate               129%      160%       140%      110%(5)

Net Assets, End of Period
(in thousands)                         $84       $36        $27          $25

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
59

Focused Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                         2008       2007      2006    2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                    $12.92     $11.42    $10.53     $10.00
                                     --------   --------  --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                        0.02       0.04      0.01      --(3)

 Net Realized and
 Unrealized Gain (Loss)                (3.74)       1.73      0.95       0.53
                                     --------   --------  --------   --------
 Total From
 Investment Operations                 (3.72)       1.77      0.96       0.53
                                     --------   --------  --------   --------
Distributions

 From Net Investment Income            (0.01)     (0.04)     --(3)         --

 From Net Realized Gains               (1.46)     (0.23)    (0.07)         --
                                     --------   --------  --------   --------
 Total Distributions                   (1.47)     (0.27)    (0.07)         --
                                     --------   --------  --------   --------
Net Asset Value, End of Period          $7.73     $12.92    $11.42     $10.53
                                     ========   ========  ========   ========

TOTAL RETURN(4)                      (32.19)%     15.78%     9.13%      5.30%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                   1.00%      1.00%     1.00%   1.00%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets            0.22%      0.33%     0.07%   0.00%(5)

Portfolio Turnover Rate                  130%       275%      313%        95%

Net Assets, End of Period
(in thousands)                         $8,814    $13,381   $15,837    $12,175

(1) February 28, 2005 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
60

Focused Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                            2008      2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $12.93       $12.59
                                                        --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                            0.04        --(3)

 Net Realized and Unrealized Gain (Loss)                  (3.75)         0.34
                                                        --------     --------
 Total From Investment Operations                         (3.71)         0.34
                                                        --------     --------
Distributions

 From Net Investment Income                               (0.03)           --

 From Net Realized Gains                                  (1.46)           --
                                                        --------     --------
 Total Distributions                                      (1.49)           --
                                                        --------     --------
Net Asset Value, End of Period                             $7.73       $12.93
                                                        ========     ========

TOTAL RETURN(4)                                         (32.09)%        2.70%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets          0.80%     0.80%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                      0.42%   (0.40)%(5)

Portfolio Turnover Rate                                     130%      275%(6)

Net Assets, End of Period (in thousands)                     $17          $26

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
61

Focused Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                            2008      2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $12.92       $12.59
                                                        --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                           --(3)       (0.01)

 Net Realized and Unrealized Gain (Loss)                  (3.75)         0.34
                                                        --------     --------
 Total From Investment Operations                         (3.75)         0.33
                                                        --------     --------
Distributions

 From Net Realized Gains                                  (1.44)           --
                                                        --------     --------
Net Asset Value, End of Period                             $7.73       $12.92
                                                        ========     ========

TOTAL RETURN(4)                                         (32.37)%        2.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets          1.25%     1.25%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                    (0.03)%   (0.85)%(5)

Portfolio Turnover Rate                                     130%      275%(6)

Net Assets, End of Period (in thousands)                    $241          $26

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
62

Focused Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                            2008      2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $12.91       $12.59
                                                        --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                          (0.08)       (0.02)

 Net Realized and Unrealized Gain (Loss)                  (3.75)         0.34
                                                        --------     --------
 Total From Investment Operations                         (3.83)         0.32
                                                        --------     --------
Distributions

 From Net Realized Gains                                  (1.35)           --
                                                        --------     --------
Net Asset Value, End of Period                             $7.73       $12.91
                                                        ========     ========

TOTAL RETURN(3)                                         (32.87)%        2.54%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets          2.00%     2.00%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                    (0.78)%   (1.60)%(4)

Portfolio Turnover Rate                                     130%      275%(5)

Net Assets, End of Period (in thousands)                     $30          $26

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
63

Focused Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                            2008      2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $12.91       $12.59
                                                        --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                          (0.08)       (0.02)

 Net Realized and Unrealized Gain (Loss)                  (3.75)         0.34
                                                        --------     --------
 Total From Investment Operations                         (3.83)         0.32
                                                        --------     --------
Distributions

 From Net Realized Gains                                  (1.35)           --
                                                        --------     --------
Net Asset Value, End of Period                             $7.73       $12.91
                                                        ========     ========

TOTAL RETURN(3)                                         (32.87)%        2.54%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets          2.00%     2.00%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                    (0.78)%   (1.52)%(4)

Portfolio Turnover Rate                                     130%      275%(5)

Net Assets, End of Period (in thousands)                     $73          $76

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
64

Focused Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                            2008      2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $12.92       $12.59
                                                        --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                          (0.02)       (0.01)

 Net Realized and Unrealized Gain (Loss)                  (3.76)         0.34
                                                        --------     --------
 Total From Investment Operations                         (3.78)         0.33
                                                        --------     --------
Distributions

 From Net Realized Gains                                  (1.41)           --
                                                        --------     --------
Net Asset Value, End of Period                             $7.73       $12.92
                                                        ========     ========

TOTAL RETURN(3)                                         (32.56)%        2.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets          1.50%     1.50%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                    (0.28)%   (1.10)%(4)

Portfolio Turnover Rate                                     130%      275%(5)

Net Assets, End of Period (in thousands)                     $17          $26

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
65

Fundamental Equity

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                             2008       2007       2006    2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                        $15.68     $12.88     $11.04     $10.88
                                         --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                            0.15       0.14       0.08       0.02

 Net Realized and
 Unrealized Gain (Loss)                    (5.42)       2.93       2.12       0.14
                                         --------   --------   --------   --------
 Total From
 Investment Operations                     (5.27)       3.07       2.20       0.16
                                         --------   --------   --------   --------
Distributions

 From Net Investment Income                (0.12)     (0.08)         --         --

 From Net Realized Gains                   (0.36)     (0.19)     (0.36)         --
                                         --------   --------   --------   --------
 Total Distributions                       (0.48)     (0.27)     (0.36)         --
                                         --------   --------   --------   --------
Net Asset Value, End of Period              $9.93     $15.68     $12.88     $11.04
                                         ========   ========   ========   ========

TOTAL RETURN(3)                          (34.56)%     24.18%     20.37%      1.47%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                       1.01%      1.00%      1.00%   1.00%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets                1.15%      0.99%      0.74%   0.59%(4)

Portfolio Turnover Rate                       97%        82%       174%    101%(5)

Net Assets, End of Period
(in thousands)                            $37,535    $53,908     $3,836        $25

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

------
66

Fundamental Equity

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                             2008       2007       2006    2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                        $15.70     $12.90     $11.05     $10.88
                                         --------   --------   --------   --------
Income From
Investment Operations

 Net Investment Income (Loss)(2)             0.19       0.19       0.12       0.02

 Net Realized and
 Unrealized Gain (Loss)                    (5.44)       2.91       2.10       0.15
                                         --------   --------   --------   --------
 Total From
 Investment Operations                     (5.25)       3.10       2.22       0.17
                                         --------   --------   --------   --------
Distributions

 From Net Investment Income                (0.15)     (0.11)         --         --

 From Net Realized Gains                   (0.36)     (0.19)     (0.37)         --
                                         --------   --------   --------   --------
 Total Distributions                       (0.51)     (0.30)     (0.37)         --
                                         --------   --------   --------   --------
Net Asset Value, End of Period              $9.94     $15.70     $12.90     $11.05
                                         ========   ========   ========   ========

TOTAL RETURN(3)                          (34.45)%     24.43%     20.51%      1.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                       0.81%      0.80%      0.80%   0.80%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets                1.35%      1.19%      0.94%   0.79%(4)

Portfolio Turnover Rate                       97%        82%       174%    101%(5)

Net Assets, End of Period
(in thousands)                               $589       $286        $31        $25

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

------
67

Fundamental Equity

A Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                         2008       2007      2006    2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                    $15.65     $12.85    $11.03     $10.00
                                     --------   --------  --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                        0.12       0.11      0.06       0.02

 Net Realized and
 Unrealized Gain (Loss)                (5.41)       2.92      2.11       1.01
                                     --------   --------  --------   --------
 Total From
 Investment Operations                 (5.29)       3.03      2.17       1.03
                                     --------   --------  --------   --------
Distributions

 From Net Investment Income            (0.09)     (0.04)        --         --

 From Net Realized Gains               (0.36)     (0.19)    (0.35)         --
                                     --------   --------  --------   --------
 Total Distributions                   (0.45)     (0.23)    (0.35)         --
                                     --------   --------  --------   --------
Net Asset Value,
End of Period                           $9.91     $15.65    $12.85     $11.03
                                     ========   ========  ========   ========

TOTAL RETURN(3)                      (34.73)%     23.88%    20.12%     10.30%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                   1.26%      1.25%     1.25%   1.28%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets            0.90%      0.74%     0.49%   0.17%(4)

Portfolio Turnover Rate                   97%        82%      174%       101%

Net Assets, End of Period
(in thousands)                       $218,469   $246,322   $37,314     $1,636

(1) November 30, 2004 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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68

Fundamental Equity

B Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                         2008       2007      2006      2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                    $15.45     $12.74    $10.96       $10.00
                                     --------   --------  --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                        0.02       0.01    (0.02)       (0.06)

 Net Realized and
 Unrealized Gain (Loss)                (5.36)       2.89      2.07         1.02
                                     --------   --------  --------     --------
 Total From
 Investment Operations                 (5.34)       2.90      2.05         0.96
                                     --------   --------  --------     --------
Distributions

 From Net Realized Gains               (0.33)     (0.19)    (0.27)           --
                                     --------   --------  --------     --------
Net Asset Value,
End of Period                           $9.78     $15.45    $12.74       $10.96
                                     ========   ========  ========     ========

TOTAL RETURN(3)                      (35.23)%     23.01%    19.04%        9.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                   2.01%      2.00%     2.00%     2.03%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets            0.15%    (0.01)%   (0.26)%   (0.58)%(4)

Portfolio Turnover Rate                   97%        82%      174%         101%

Net Assets, End of Period
(in thousands)                         $4,195     $4,889    $1,498         $469

(1) November 30, 2004 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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69

Fundamental Equity

C Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                         2008       2007      2006      2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                    $15.46     $12.75    $10.96       $10.00
                                     --------   --------  --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                        0.02      --(3)    (0.03)       (0.06)

 Net Realized and
 Unrealized Gain (Loss)                (5.36)       2.90      2.09         1.02
                                     --------   --------  --------     --------
 Total From
 Investment Operations                 (5.34)       2.90      2.06         0.96
                                     --------   --------  --------     --------
Distributions

 From Net Realized Gains               (0.33)     (0.19)    (0.27)           --
                                     --------   --------  --------     --------
Net Asset Value,
End of Period                           $9.79     $15.46    $12.75       $10.96
                                     ========   ========  ========     ========

TOTAL RETURN(4)                      (35.20)%     22.99%    19.13%        9.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                   2.01%      2.00%     2.00%     2.03%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets            0.15%    (0.01)%   (0.26)%   (0.58)%(5)

Portfolio Turnover Rate                   97%        82%      174%         101%

Net Assets, End of Period
(in thousands)                        $18,919    $24,544    $4,530         $693

(1) November 30, 2004 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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70

Fundamental Equity

R Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                      2008      2007       2006    2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                 $15.61    $12.81     $11.03     $10.88
                                  --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                     0.09      0.09       0.04      --(3)

 Net Realized and
 Unrealized Gain (Loss)             (5.41)      2.90       2.08       0.15
                                  --------  --------   --------   --------
 Total From
 Investment Operations              (5.32)      2.99       2.12       0.15
                                  --------  --------   --------   --------
Distributions

 From Net Investment Income         (0.05)     --(3)         --         --

 From Net Realized Gains            (0.36)    (0.19)     (0.34)         --
                                  --------  --------   --------   --------
 Total Distributions                (0.41)    (0.19)     (0.34)         --
                                  --------  --------   --------   --------
Net Asset Value,
End of Period                        $9.88    $15.61     $12.81     $11.03
                                  ========  ========   ========   ========

TOTAL RETURN(4)                   (34.92)%    23.60%     19.67%      1.38%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.51%     1.50%      1.50%   1.50%(5)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                           0.65%     0.49%      0.24%   0.09%(5)

Portfolio Turnover Rate                97%       82%       174%    101%(6)

Net Assets, End of Period
(in thousands)                        $364      $438        $30        $25

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

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71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select Fund, Capital Growth Fund,
Focused Growth Fund and Fundamental Equity Fund, four of the funds constituting American Century Mutual Funds, Inc. (the "Corporation"), as of
October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented.
These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Select Fund, Capital Growth Fund, Focused Growth Fund and
Fundamental Equity Fund, four of the funds constituting American Century
Mutual Funds, Inc., as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 16, 2008

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72

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM or the advisor); the funds'
principal underwriter, American Century Investment Services, Inc. (ACIS); and
the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment
Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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73

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc.; Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc.; Charming Shoppes, Inc.

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74

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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75

APPROVAL OF MANAGEMENT AGREEMENTS
Select, Capital Growth, Focused Growth and Fundamental Equity

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Select, Capital Growth, Focused Growth and
Fundamental Equity (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds;

* reports on the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

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76

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance

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77

information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Select's performance was above the median for its peer group for the one-year period and below the median for the three-year period. Capital
Growth, Focused Growth, and Fundamental Equity's performance for both the one-
and three-year periods was above the median for their peer groups.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the funds.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

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78

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer groups. The unified fee charged to shareholders of Select, Capital Growth, and Focused Growth were below the median of the total expense ratios of their peer groups. The unified fee charged to shareholders of Fundamental Equity was slightly above the median of the total expense ratios of its peer group. The board concluded that the management fee paid by the funds to the advisor was reasonable in light of the services provided to the funds.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

------
79

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

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80

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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81

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX was considered the benchmark for Focused Growth prior to
March 2008. It combines two widely known indices, the S&P 500 Index and the
Russell 1000 Growth Index, which are both weighted at 50%.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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82

NOTES

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83

NOTES

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84

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .        1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .        1-800-345-2021 or
                                                                816-531-5575

INVESTORS USING ADVISORS . . . . . . . . . . . . . . . .        1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .        1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .        1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .        1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0812
CL-ANN-62713S

[front cover]

Annual Report
OCTOBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

HERITAGE FUND
NEW OPPORTUNITIES II FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
October 31, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns. . . . . . . . . . . . . . . . . . . . . .      2

HERITAGE

NEW OPPORTUNITIES II

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45
     Approval of Management Agreements for Heritage

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

THE PERFECT STORM

The year ended October 31, 2008, was one of the most turbulent periods for the
U.S. equity market since the Great Depression. As the accompanying table shows, stocks declined sharply across the board as a "perfect storm" of negative influences undermined investor confidence and produced a dramatic increase in market volatility.

The biggest impact came from the credit crisis that grew out of the housing and mortgage meltdowns in 2007. Credit conditions deteriorated throughout the one-year period, culminating in a liquidity crisis that led to the downfall of a number of major financial companies. Examples included the government conversatorship of mortgage lenders Fannie Mae and Freddie Mac, the bankruptcy of brokerage firm Lehman Brothers, and the government bailout of insurer
American International Group. Despite efforts by the U.S. government and
Federal Reserve to provide systemic stability, the credit markets remained deeply troubled.

Diminishing economic activity also weighed on the stock market. After decelerating in 2007, the U.S. economy weakened further in 2008 as consumer spending stalled, the housing downturn worsened, and the unemployment rate reached its highest level since 1994. The U.S. economic slowdown spread to other parts of the world, increasing the likelihood of a global recession.

One other noteworthy factor was the parabolic rise and fall of commodity prices. Robust growth in emerging economies combined with speculative excesses boosted the prices of energy and many other commodities to record highs by mid-2008. However, the global economic slowdown led to a sharp reversal in commodity prices during the last few months of the period.

THE GROUNDWORK FOR RECOVERY

The events of the past year have been about correcting global imbalances and domestic excesses--the first step on the road to recovery. It's important to remember that the stock market is a discounting mechanism, trading on estimates of future earnings power. The market decline over the past year discounted the current economic slowdown; similarly, we would expect the market to rebound before we see improvement in the economic data. We don't know when this will happen, but the preconditions for market recovery--significant monetary stimulus and low valuations--are in place.

U.S. Stock Index Returns
For the 12 months ended October 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)        -36.80%
Russell 1000 Value Index              -36.80%
Russell 1000 Growth Index             -36.95%

RUSSELL MIDCAP INDEX                  -40.67%
Russell Midcap Value Index            -38.83%
Russell Midcap Growth Index           -42.65%

RUSSELL 2000 INDEX (SMALL-CAP)        -34.16%
Russell 2000 Value Index              -30.54%
Russell 2000 Growth Index             -37.87%

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2

PERFORMANCE
Heritage

Total Returns as of October 31, 2008
                                      Average Annual Returns
                                                         Since     Inception
                         1 year   5 years   10 years   Inception      Date

INVESTOR CLASS           -39.54%   6.56%      7.60%      10.61%     11/10/87

RUSSELL MIDCAP
GROWTH INDEX(1)          -42.65%   -0.18%     2.20%     9.06%(2)       --

RUSSELL MIDCAP
INDEX(1)                 -40.67%   1.76%      4.94%    10.67%(2)       --

Institutional Class      -39.41%   6.79%      7.83%      6.09%      6/16/97

A Class(3)
 No sales charge*        -39.69%   6.30%      7.32%      5.21%

 With sales charge*      -43.15%   5.06%      6.68%      4.66%      7/11/97

B Class
 No sales charge*        -40.16%     --        --       -34.03%

 With sales charge*      -44.16%     --        --       -37.85%     9/28/07

C Class                  -40.16%   5.49%       --        1.41%      6/26/01

R Class                  -39.86%     --        --       -33.71%     9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 10/31/87, the date nearest the Investor Class's inception for which data are available.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Heritage

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1998

One-Year Returns Over 10 Years
Periods ended October 31
                1999     2000       2001      2002     2003     2004    2005     2006     2007      2008

Investor
Class         30.71%   62.61%    -33.08%   -10.07%   18.33%   -0.09%  25.16%   16.26%   56.41%   -39.54%

Russell
Midcap
Growth
Index         37.66%   38.67%    -42.78%   -17.61%   39.30%    8.77%  15.91%   14.51%   19.72%   -42.65%

Russell
Midcap
Index         17.12%   23.73%    -18.02%    -8.02%   35.88%   15.09%  18.09%   17.41%   15.24%   -40.67%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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4

PORTFOLIO COMMENTARY
Heritage

Portfolio Managers: David Hollond and Greg Walsh

PERFORMANCE SUMMARY

Heritage returned -39.54%* for the 12 months ended October 31, 2008, which compares favorably to the -42.65% return of the portfolio's benchmark, the
Russell Midcap Growth Index.

As discussed in the Market Perspective on page 2, equity markets declined significantly during the reporting period as the subprime mortgage-driven credit crisis spread further into the economy. In this environment, mid-cap stocks underperformed their large- and small-cap counterparts, and growth-oriented shares lagged value stocks.

The portfolio's relative performance was helped in particular by holdings in the materials, consumer discretionary, industrials, and health care sectors.
The main detractors from performance were holdings in the information technology sector, as well as allocations and stock selection in the telecommunications services and consumer staples sectors.

INFORMATION TECHNOLOGY, TELECOMMUNICATIONS SERVICES DETRACTED

Stock selection in the information technology sector weighed on absolute and relative performance. The semiconductor industry, in particular, was home to several detractors from returns. Heritage held an overweight stake in MEMC, a global supplier of polysilicon, a raw material used in the production of solar cells. MEMC's share price fell 75%, due to poor company execution in ramping up polysilicon production capacity.

Weightings and stock selection in the telecommunications sector also curbed relative returns. Within the wireless telecom industry, the portfolio maintained an overweight in NII Holdings, Inc., which provides cellular service in burgeoning Latin American markets. Although it has benefited performance in the past, NII detracted from returns during the reporting period.

CONSUMER DISCRETIONARY, INDUSTRIALS CONTRIBUTED, BUT CERTAIN HOLDINGS LAGGED

Effective stock selection within the consumer discretionary sector helped returns relative to the benchmark. Here, overweighted investment positions in discount retailers such as Dollar Tree and Family Dollar Stores helped performance. Companies in this category have benefited from the weak economy which caused consumers to trade down in their buying habits. Underweighting or altogether sidestepping most of the other companies in the sector further aided relative returns.

Top Ten Holdings as of October 31, 2008
                                        % of net             % of net
                                      assets as of         assets as of
                                        10/31/08             4/30/08
Monsanto Co.                              2.6%                 3.2%
CSL Ltd.                                  2.5%                 3.6%
Express Scripts, Inc.                     2.1%                 2.4%
Activision Blizzard, Inc.                 2.0%                 1.4%
Apple, Inc.                               1.9%                 1.6%
UbiSoft Entertainment SA                  1.8%                 1.1%
Omnicare, Inc.                            1.7%                  --
Grifols SA                                1.6%                  --
Celgene Corp.                             1.6%                 0.8%
PetroHawk Energy Corp.                    1.6%                 2.3%

*All fund returns referenced in this commentary are for Investor Class shares.

------
5

Heritage

Elsewhere in the consumer discretionary sector, an overweight stake in ITT
Educational Services hindered performance as the private education company suffered from the fallout from the credit crunch. As with the subprime mortgage industry, private education firms experienced a loss of liquidity as investors shied away from student loans.

Within the industrials sector, Heritage benefited mainly from overweight positions in railroad companies, including Norfolk Southern and Union Pacific.
This industry experienced improving fundamentals as higher fuel prices created an advantage for the more fuel-efficient railroads versus trucking companies, and as coal shipments continued to increase.

Also within the industrials sector, Heritage's investment in machinery company
Flowserve Corp. benefited relative performance. This manufacturer of pumps, seals, and valves has experienced improving fundamentals because of its sales to customers in the oil and gas, chemical, and water industries. Flowserve was a key contributor to relative portfolio performance, although its 27%
share-price decline hurt absolute returns.

MATERIALS GAINED

A higher standard of living in emerging markets and greater focus on biofuels translated into growing demand for agricultural products. That in turn drove up commodity prices, benefiting select agricultural chemical companies within the portfolio during the reporting period. Within this group, Monsanto, which is a producer of corn seed, benefited from escalating corn prices while agricultural chemicals company K+S Agriculture was helped by higher demand for its fertilizer products. Since neither of these were members of the benchmark, both companies were substantial contributors to relative performance as their share prices experienced only modest declines.

OUTLOOK

Heritage's investment process focuses on medium-sized companies with accelerating revenue and earnings growth rates that are also exhibiting share-price strength. We believe that active investing in such companies will generate attractive absolute and relative investment performance over time.
Despite the volatility and difficult investment environment, we will remain focused on implementing our time-tested process.

Top Five Industries as of October 31, 2008
                                         % of net            % of net
                                       assets as of        assets as of
                                         10/31/08            4/30/08
Oil, Gas & Consumable Fuels                7.2%                5.2%
Software                                   7.0%                6.0%
Biotechnology                              5.7%                5.9%
Health Care Providers
& Services                                 5.5%                3.3%
Specialty Retail                           5.1%                5.5%

Types of Investments in Portfolio
                                         % of net            % of net
                                       assets as of        assets as of
                                         10/31/08            4/30/08
Domestic Common Stocks                    85.9%               81.1%
Foreign Common Stocks(1)                  12.4%               18.1%

TOTAL COMMON STOCKS                       98.3%               99.2%

Temporary
Cash Investments                           1.6%                1.7%
Other Assets and Liabilities               0.1%               (0.9)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

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6

PERFORMANCE
New Opportunities II

Total Returns as of October 31, 2008
                                         Average Annual Returns
                                                        Since         Inception
                            1 year       5 years      Inception         Date

INVESTOR CLASS             -40.34%        2.52%         3.63%          6/1/01

RUSSELL 2000
GROWTH INDEX(1)            -37.87%       -0.13%         -1.19%           --

Institutional Class        -40.19%         --          -23.09%         5/18/07

A Class
 No sales charge*          -40.45%        2.28%         7.89%

 With sales charge*        -43.86%        1.07%         6.80%          1/31/03

B Class
 No sales charge*          -40.97%        1.48%         7.06%

 With sales charge*        -44.97%        1.29%         6.94%          1/31/03

C Class                    -40.91%        1.51%        7.16%(2)        1/31/03

R Class                    -40.66%         --          -35.45%         9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Class returns would have been lower if distribution and service fees had not been waived from 2/1/03 to 6/30/03.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
7

New Opportunities II

Growth of $10,000 Over Life of Class

$10,000 investment made June 1, 2001

One-Year Returns Over Life of Class
Periods ended October 31
               2001*      2002       2003     2004      2005      2006      2007      2008
Investor
Class          -9.60%    -8.19%     38.55%    9.39%    10.14%    16.52%    35.22%    -40.34%

Russell
2000
Growth
Index         -19.01%    -21.57%    46.56%    5.53%    10.91%    17.07%    16.73%    -37.87%

* From 6/1/01, the Investor Class's inception date. Index data from 5/31/01, the date nearest the Investor Class's inception for which data are available.
Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
8

PORTFOLIO COMMENTARY
New Opportunities II

Portfolio Managers: Stafford Southwick and Matthew Ferretti

PERFORMANCE SUMMARY

New Opportunities II returned -40.34%* for the 12 months ended October 31,
2008, reflecting the sharp decline in the U.S. stock market. The fund's performance trailed the -37.87% return of its benchmark, the Russell 2000
Growth Index.

In addition to the extreme pessimism that gripped the market, navigating through dramatic shifts in market sentiment and sector rotation was particularly challenging over the past year. In addition, our investment approach, which focuses on accelerating growth and price momentum, was out of favor for most of the period, creating further performance headwinds. As a result, the portfolio underperformed its growth-oriented benchmark index.

INDUSTRIALS UNDERPERFORMED

Stock selection in the industrials sector had the biggest negative impact on performance compared with the Russell 2000 Growth Index. Our overweight position in dry bulk carriers, which were among the best performers in the portfolio in 2007, weighed on performance during the past 12 months. Dry bulk carriers, which are ships that carry dry goods such as iron ore and coal, saw their day rates collapse as slowing global economic activity led to declining demand for dry goods. Britannia Bulk Holdings, TBS International, and DryShips
were among the worst contributors in the portfolio during the period.

We shifted our emphasis in the industrials sector during the last half of the period. We significantly reduced our exposure to the dry bulk carriers and other commodity-sensitive stocks, while adding positions in companies that are poised to benefit from lower raw materials costs.

HEALTH CARE AND ENERGY ALSO DETRACTED

Our underweight position in health care, which was one of the better-performing sectors in the index, weighed on relative results. Stock selection in the health care sector also detracted, particularly among health care equipment makers and contract research organizations (CROs). Kendle
International and PAREXEL International, both of which are CROs that perform late-stage clinical research for biotechnology and pharmaceutical companies, were hurt by concerns that capital constraints in the biotech industry will result in fewer clinical trials.

Top Ten Holdings as of October 31, 2008
                                            % of net       % of net
                                          assets as of   assets as of
                                            10/31/08        4/30/08
Syniverse Holdings, Inc.                      2.4%           1.5%
ManTech International Corp., Class A          2.3%           1.6%
Sybase, Inc.                                  1.8%           1.5%
Microsemi Corp.                               1.8%           1.4%
AsiaInfo Holdings, Inc.                       1.6%           1.2%
Perrigo Co.                                   1.6%           1.5%
TreeHouse Foods, Inc.                         1.6%            --
CACI International, Inc., Class A             1.5%           1.0%
Capstead Mortgage Corp.                       1.5%           0.8%
Websense, Inc.                                1.4%           1.2%

*All fund returns referenced in this commentary are for Investor Class shares.

------
9

New Opportunities II

Other noteworthy decliners during the period included two energy stocks, Alpha
Natural Resources and Walter Industries. Both companies produce metallurgical coal, which was in high demand for use in steelmaking, particularly from emerging economies such as China. However, the global economic slowdown and accompanying decline in demand for commodities caused these stocks to fall sharply.

CONSUMER AND TELECOM ADDED VALUE

The portfolio's consumer discretionary holdings outperformed their counterparts in the benchmark index. The top contributor in this sector was
DeVry, which is a for-profit secondary educational institution. As the economic environment worsened and unemployment rose, more and more people returned to school to change careers or improve their ability to find employment. DeVry was a direct beneficiary of this trend.

Another theme among our better-performing consumer stocks was a trading down in consumer spending habits to discount retailers, fast-food restaurants, and other lower-cost consumer outlets. The most notable beneficiary of this trend in the portfolio was fast-food chain Burger King, which also enjoyed lower input costs as commodity prices declined.

The top performer in the portfolio was telecommunications services company
Syniverse, which provides data clearinghouse services that enable wireless carriers to offer and be compensated for roaming and text messaging services.
Syniverse employs a transaction-based business model, and the company benefited from increased data traffic during the period.

A LOOK AHEAD

As we move into 2009, it is clear that we are facing a global recession. The
U.S. economy was the first to experience a downturn, so we expect it to be the first to recover. As a result, we are emphasizing companies with domestic end-markets.

From a sector standpoint, we are overweight in consumer staples, as well as dividend-paying stocks such as utilities and selected financials. In the materials sector, we are focusing on companies benefiting from lower input costs, while our consumer discretionary holdings have shifted from specialty retailers to discount stores and lower-priced providers.

Top Five Industries as of October 31, 2008
                                            % of net           % of net
                                          assets as of       assets as of
                                            10/31/08            4/30/08
Health Care Providers & Services              6.3%               2.1%
Commercial Banks                              5.5%               5.6%
IT Services                                   5.5%               4.3%
Health Care Equipment & Supplies              5.4%               2.9%
Specialty Retail                              5.3%               2.0%

Types of Investments in Portfolio
                                            % of net           % of net
                                          assets as of       assets as of
                                            10/31/08            4/30/08
Domestic Common Stocks                       94.5%               91.8%
Foreign Common Stocks(1)                      5.3%               7.1%

TOTAL COMMON STOCKS                          99.8%               98.9%

Temporary Cash Investments                   --(2)               0.8%
Other Assets and Liabilities                  0.2%               0.3%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Category is less than 0.05% of total net assets.

------
10

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
11

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     5/1/08 -         Expense
                          5/1/08       10/31/08        10/31/08         Ratio*
Heritage

ACTUAL

Investor Class            $1,000        $656.80          $4.16           1.00%

Institutional Class       $1,000        $657.70          $3.33           0.80%

A Class                   $1,000        $656.10          $5.20           1.25%

B Class                   $1,000        $653.80          $8.31           2.00%

C Class                   $1,000        $653.60          $8.31           2.00%

R Class                   $1,000        $655.30          $6.24           1.50%

HYPOTHETICAL

Investor Class            $1,000       $1,020.11         $5.08           1.00%

Institutional Class       $1,000       $1,021.11         $4.06           0.80%

A Class                   $1,000       $1,018.85         $6.34           1.25%

B Class                   $1,000       $1,015.08        $10.13           2.00%

C Class                   $1,000       $1,015.08        $10.13           2.00%

R Class                   $1,000       $1,017.60         $7.61           1.50%

New Opportunities II

ACTUAL

Investor Class            $1,000        $710.50          $5.85           1.36%

Institutional Class       $1,000        $711.20          $4.99           1.16%

A Class                   $1,000        $709.90          $6.92           1.61%

B Class                   $1,000        $706.30         $10.12           2.36%

C Class                   $1,000        $707.40         $10.13           2.36%

R Class                   $1,000        $708.40          $7.99           1.86%

HYPOTHETICAL

Investor Class            $1,000       $1,018.30         $6.90           1.36%

Institutional Class       $1,000       $1,019.30         $5.89           1.16%

A Class                   $1,000       $1,017.04         $8.16           1.61%

B Class                   $1,000       $1,013.27        $11.94           2.36%

C Class                   $1,000       $1,013.27        $11.94           2.36%

R Class                   $1,000       $1,015.79         $9.42           1.86%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
12

SCHEDULE OF INVESTMENTS
Heritage

OCTOBER 31, 2008

Shares                                                                       Value

Common Stocks -- 98.3%

AEROSPACE & DEFENSE -- 1.5%
          182,800  Alliant Techsystems, Inc.(1)                       $ 15,088,312
          130,600  Lockheed Martin Corp.                                11,107,530
                                                                    --------------
                                                                        26,195,842
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 0.8%
          259,200  C.H. Robinson Worldwide, Inc.                        13,421,376
                                                                    --------------
AIRLINES -- 1.1%
          477,200  AMR Corp.(1)                                          4,872,212
          257,000  Continental Airlines, Inc., Class B(1)                4,862,440
          458,300  Delta Air Lines, Inc.(1)                              5,032,134
          821,300  JetBlue Airways Corp.(1)                              4,558,215
                                                                    --------------
                                                                        19,325,001
                                                                    --------------
BIOTECHNOLOGY -- 5.7%
          419,800  Celgene Corp.(1)                                     26,976,348
        1,790,591  CSL Ltd.                                             43,642,684
        1,400,400  Grifols SA                                           27,941,325
                                                                    --------------
                                                                        98,560,357
                                                                    --------------
CAPITAL MARKETS -- 2.6%
          508,500  Charles Schwab Corp. (The)                            9,722,520
          285,797  Lazard Ltd., Class A                                  8,622,495
          424,500  Merrill Lynch & Co., Inc.                             7,891,455
          136,700  Morgan Stanley                                        2,388,149
          718,450  Raymond James Financial, Inc.                        16,732,701
                                                                    --------------
                                                                        45,357,320
                                                                    --------------
CHEMICALS -- 2.8%
          501,130  Monsanto Co.                                         44,590,547
           50,400  Potash Corp. of Saskatchewan                          4,297,104
                                                                    --------------
                                                                        48,887,651
                                                                    --------------
COMMERCIAL BANKS -- 0.9%
          355,700  KeyCorp                                               4,350,211
          186,800  Marshall & Ilsley Corp.                               3,368,004
          238,600  Synovus Financial Corp.                               2,464,738
           93,100  TCF Financial Corp.                                   1,651,594
          102,000  Zions Bancorp.                                        3,887,220
                                                                    --------------
                                                                        15,721,767
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
          242,400  Copart, Inc.(1)                                       8,459,760
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 0.6%
          568,100  Juniper Networks, Inc.(1)                            10,646,194
                                                                    --------------
COMPUTERS & PERIPHERALS -- 1.9%
          298,927  Apple, Inc.(1)                                       32,161,556
                                                                    --------------

Shares                                                                       Value

CONSTRUCTION & ENGINEERING -- 1.4%
          198,500  KBR, Inc.                                           $ 2,945,740
        1,089,500  Quanta Services, Inc.(1)                             21,528,520
                                                                    --------------
                                                                        24,474,260
                                                                    --------------
CONTAINERS & PACKAGING -- 1.4%
        1,112,400  Crown Holdings, Inc.(1)                              22,448,232
           61,596  Rock-Tenn Co., Class A                                1,873,134
                                                                    --------------
                                                                        24,321,366
                                                                    --------------
DISTRIBUTORS -- 0.4%
          644,500  LKQ Corp.(1)                                          7,373,080
                                                                    --------------
DIVERSIFIED CONSUMER SERVICES -- 5.1%
          289,620  Apollo Group, Inc., Class A(1)                       20,131,487
          439,051  DeVry, Inc.                                          24,889,801
        1,069,389  H&R Block, Inc.                                      21,088,351
          230,000  New Oriental Education & Technology Group
                   ADR(1)                                               14,708,500
           36,500  Strayer Education, Inc.                               8,258,855
                                                                    --------------
                                                                        89,076,994
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.3%
           15,000  CME Group, Inc.                                       4,232,250
                                                                    --------------
ELECTRICAL EQUIPMENT -- 1.0%
          180,581  Energy Conversion Devices, Inc.(1)                    6,165,035
           47,388  First Solar, Inc.(1)                                  6,809,656
          115,700  Vestas Wind Systems AS(1)                             4,762,389
                                                                    --------------
                                                                        17,737,080
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.2%
          241,376  Dolby Laboratories, Inc., Class A(1)                  7,620,240
          400,400  FLIR Systems, Inc.(1)                                12,852,840
                                                                    --------------
                                                                        20,473,080
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 2.1%
          232,700  Dresser-Rand Group, Inc.(1)                           5,212,480
          332,700  Pride International, Inc.(1)                          6,251,433
        1,062,200  Seadrill Ltd.                                        10,183,928
          138,800  Smith International, Inc.                             4,785,824
          540,700  Weatherford International Ltd.(1)                     9,127,016
                                                                    --------------
                                                                        35,560,681
                                                                    --------------
FOOD & STAPLES RETAILING -- 0.8%
          387,500  BJ's Wholesale Club, Inc.(1)                         13,640,000
                                                                    --------------
FOOD PRODUCTS -- 1.6%
          278,000  H.J. Heinz Co.                                       12,181,960
          155,800  Kellogg Co.                                           7,855,436
          752,500  Sara Lee Corp.                                        8,412,950
                                                                    --------------
                                                                        28,450,346
                                                                    --------------

------
13

Heritage

Shares                                                                       Value

HEALTH CARE EQUIPMENT & SUPPLIES -- 4.5%
          236,700  Baxter International, Inc.                         $ 14,317,983
          367,000  Covidien Ltd.                                        16,254,430
          191,300  Edwards Lifesciences Corp.(1)                        10,108,292
          113,300  Mettler Toledo International, Inc.(1)                 8,671,982
          371,900  Thoratec Corp.(1)                                     9,156,178
          446,300  Varian Medical Systems, Inc.(1)                      20,311,113
                                                                    --------------
                                                                        78,819,978
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 5.5%
          615,100  Express Scripts, Inc.(1)                             37,281,211
          594,700  Medco Health Solutions, Inc.(1)                      22,568,865
        1,051,000  Omnicare, Inc.                                       28,976,070
          211,600  UnitedHealth Group, Inc.                              5,021,268
           41,600  WellPoint, Inc.(1)                                    1,616,992
                                                                    --------------
                                                                        95,464,406
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 1.7%
          252,910  Bally Technologies, Inc.(1)                           5,601,957
           81,300  Chipotle Mexican Grill, Inc., Class A(1)              4,125,975
           86,700  Chipotle Mexican Grill, Inc., Class B(1)              3,708,159
          208,600  Panera Bread Co., Class A(1)                          9,412,032
            1,868  Royal Caribbean Cruises Ltd.                             25,330
          258,400  WMS Industries, Inc.(1)                               6,460,000
                                                                    --------------
                                                                        29,333,453
                                                                    --------------
HOUSEHOLD DURABLES -- 0.3%
          182,500  KB Home                                               3,045,925
          246,300  Pulte Homes, Inc.                                     2,743,782
                                                                    --------------
                                                                         5,789,707
                                                                    --------------
INSURANCE -- 2.2%
           74,900  ACE Ltd.                                              4,296,264
          312,500  AON Corp.                                            13,218,750
          146,400  Axis Capital Holdings Ltd.                            4,169,472
           20,500  Everest Re Group Ltd.                                 1,531,350
          315,800  Marsh & McLennan Cos., Inc.                           9,259,256
          605,900  XL Capital Ltd., Class A                              5,877,230
                                                                    --------------
                                                                        38,352,322
                                                                    --------------
INTERNET & CATALOG RETAIL -- 0.6%
          183,241  priceline.com, Inc.(1)                                9,643,974
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 2.3%
        1,152,414  Ariba, Inc.(1)                                       12,330,830
          256,700  Digital River, Inc.(1)                                6,361,026
          162,800  Equinix, Inc.(1)                                     10,161,976
          496,000  Netease.com, Inc. ADR(1)                             11,160,000
                                                                    --------------
                                                                        40,013,832
                                                                    --------------

Shares                                                                       Value

IT SERVICES -- 2.0%
          371,000  Global Payments, Inc.                              $ 15,029,210
          128,200  MasterCard, Inc., Class A                            18,950,524
                                                                    --------------
                                                                        33,979,734
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 1.5%
          196,665  Covance, Inc.(1)                                      9,833,250
          412,500  Thermo Fisher Scientific, Inc.(1)                    16,747,500
                                                                    --------------
                                                                        26,580,750
                                                                    --------------
MACHINERY -- 1.6%
          300,387  Flowserve Corp.                                      17,098,028
          254,500  Parker-Hannifin Corp.                                 9,866,965
                                                                    --------------
                                                                        26,964,993
                                                                    --------------
MEDIA -- 0.7%
          577,700  DIRECTV Group, Inc. (The)(1)                         12,645,853
                                                                    --------------
MULTI-INDUSTRY -- 0.9%
        1,022,600  Financial Select Sector SPDR Fund                    15,880,978
                                                                    --------------
MULTILINE RETAIL -- 2.9%
          498,600  Big Lots, Inc.(1)                                    12,180,798
          637,200  Dollar Tree, Inc.(1)                                 24,226,344
          493,800  Family Dollar Stores, Inc.                           13,288,158
                                                                    --------------
                                                                        49,695,300
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 7.2%
          109,200  Alpha Natural Resources, Inc.(1)                      3,906,084
          412,711  Arena Resources, Inc.(1)                             12,579,431
          229,200  CONSOL Energy, Inc.                                   7,194,588
          222,900  Continental Resources, Inc.(1)                        7,219,731
          284,800  Equitable Resources, Inc.                             9,885,408
          306,400  Peabody Energy Corp.                                 10,573,864
        1,421,076  PetroHawk Energy Corp.(1)                            26,929,390
          286,600  Plains Exploration & Production Co.(1)                8,082,120
          315,200  Range Resources Corp.                                13,307,744
          467,100  Southwestern Energy Co.(1)                           16,638,102
          175,766  Whiting Petroleum Corp.(1)                            9,138,075
                                                                    --------------
                                                                       125,454,537
                                                                    --------------
PERSONAL PRODUCTS -- 0.8%
          262,000  Avon Products, Inc.                                   6,505,460
          187,600  Estee Lauder Cos., Inc. (The), Class A                6,761,104
                                                                    --------------
                                                                        13,266,564
                                                                    --------------

------
14

Heritage
Shares                                                                       Value

PROFESSIONAL SERVICES -- 1.3%
          191,800  FTI Consulting, Inc.(1)                            $ 11,172,350
          202,684  Huron Consulting Group, Inc.(1)                      11,019,929
                                                                    --------------
                                                                        22,192,279
                                                                    --------------
ROAD & RAIL -- 4.3%
          253,100  Canadian National Railway Co.                        10,949,106
          439,500  CSX Corp.                                            20,093,940
          411,100  Norfolk Southern Corp.                               24,641,334
          274,400  Union Pacific Corp.                                  18,321,688
                                                                    --------------
                                                                        74,006,068
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.1%
          487,300  Altera Corp.                                          8,454,655
          300,300  Analog Devices, Inc.                                  6,414,408
          600,831  Broadcom Corp., Class A(1)                           10,262,194
          418,200  Linear Technology Corp.                               9,484,776
          712,300  Marvell Technology Group Ltd.(1)                      4,957,608
          168,400  National Semiconductor Corp.                          2,217,828
          849,800  NVIDIA Corp.(1)                                       7,444,248
        1,395,200  ON Semiconductor Corp.(1)                             7,129,472
          471,600  Semiconductor HOLDRs Trust                            9,785,700
          222,401  Silicon Laboratories, Inc.(1)                         5,773,530
                                                                    --------------
                                                                        71,924,419
                                                                    --------------
SOFTWARE -- 7.0%
        2,771,348  Activision Blizzard, Inc.(1)                         34,530,996
          643,822  McAfee, Inc.(1)                                      20,956,406
           83,600  Nintendo Co. Ltd.                                    26,367,200
          325,000  Sybase, Inc.(1)                                       8,654,750
          585,652  UbiSoft Entertainment SA(1)                          30,950,868
                                                                    --------------
                                                                       121,460,220
                                                                    --------------
SPECIALTY RETAIL -- 5.1%
          655,200  American Eagle Outfitters, Inc.                       7,285,824
          517,000  Children's Place Retail Stores, Inc. (The)(1)        17,283,310
          607,300  Guess?, Inc.                                         13,220,921
          469,100  Limited Brands, Inc.                                  5,619,818
          405,600  PetSmart, Inc.                                        7,986,264
          545,600  Ross Stores, Inc.                                    17,835,664
          917,800  Urban Outfitters, Inc.(1)                            19,952,972
                                                                    --------------
                                                                        89,184,773
                                                                    --------------

Shares                                                                       Value

TEXTILES, APPAREL & LUXURY GOODS -- 3.8%
          431,600  Carter's, Inc.(1)                                    $9,167,184
          198,500  NIKE, Inc., Class B                                  11,439,555
          364,100  Polo Ralph Lauren Corp.                              17,174,597
          265,667  True Religion Apparel, Inc.(1)                        4,449,922
          286,300  Under Armour, Inc., Class A(1)                        7,443,800
          565,600  Warnaco Group, Inc. (The)(1)                         16,860,536
                                                                    --------------
                                                                        66,535,594
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 0.9%
          827,700  Hudson City Bancorp., Inc.                           15,569,037
                                                                    --------------
TOBACCO -- 1.3%
          342,600  Lorillard, Inc.                                      22,563,636
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
          163,600  Fastenal Co.                                          6,586,536
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.7%
          129,800  American Tower Corp., Class A(1)                      4,193,838
          998,400  MetroPCS Communications, Inc.(1)                     13,718,016
          250,944  NII Holdings, Inc.(1)                                 6,464,317
          219,700  SBA Communications Corp., Class A(1)                  4,611,503
                                                                    --------------
                                                                        28,987,674
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $1,879,810,060)                                                1,704,972,578
                                                                    --------------

Temporary Cash Investments -- 1.6%

           54,375  JPMorgan U.S. Treasury Plus Money Market Fund
                   Agency Shares                                            54,375

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 8.125%,
5/15/21, valued at $28,805,535), in a joint trading account at
0.05%, dated 10/31/08, due 11/3/08 (Delivery value $28,300,118)         28,300,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $28,354,375)                                                      28,354,375
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 99.9%
(Cost $1,908,164,435)                                                1,733,326,953
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 0.1%                                     2,331,454

TOTAL NET ASSETS -- 100.0%                                          $1,735,658,407
                                                                    ==============

------
15

Heritage

Geographic Diversification
(as a % of net assets)

United States                            85.9%
Australia                                 2.5%
Bermuda                                   2.0%
France                                    1.8%
Spain                                     1.6%
Japan                                     1.5%
China                                     1.5%
Canada                                    0.9%
Denmark                                   0.3%
Switzerland                               0.3%
Cash and Equivalents*                     1.7%

*Includes temporary cash investments and other assets and liabilities.

Forward Foreign Currency Exchange Contracts

                                  Settlement                     Unrealized
       Contracts to Buy              Date          Value        Gain (Loss)

       1,095,750   EUR for USD     11/28/08       $1,395,361             $ 953
                                                ============    ==============

(Value on Settlement Date $1,394,408)

                                  Settlement                  Unrealized Gain
       Contracts to Sell             Date          Value           (Loss)

      51,826,866   AUD for USD     11/28/08      $34,358,621          $357,099
      14,920,790   CAD for USD     11/28/08       12,376,030          (84,852)
      20,025,694   DKK for USD     11/28/08        3,421,601            34,554
      37,084,923   EUR for USD     11/28/08       47,225,054           646,059
   1,329,870,788   JPY for USD     11/28/08       13,511,413           123,831
      49,286,080   NOK for USD     11/28/08        7,303,531           119,793
                                                ------------    --------------
                                                $118,196,250        $1,196,484
                                                ============    ==============

(Value on Settlement Date $119,392,734)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

DKK = Danish Krone

EUR = Euro

HOLDRs = Holding Company Depositary Receipts

JPY = Japanese Yen

NOK = Norwegian Krona

SPDR = Standard & Poor's Depositary Receipts

USD = United States Dollar

(1) Non-income producing.

As of October 31, 2008, securities with an aggregate value of $143,848,394, which represented 8.3% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
16

New Opportunities II

OCTOBER 31, 2008

Shares                                                                       Value

Common Stocks -- 99.8%

AEROSPACE & DEFENSE -- 1.6%
      90,098  Curtiss-Wright Corp.                                      $3,324,616
     193,467  Orbital Sciences Corp.(1)                                  3,964,139
                                                                      ------------
                                                                         7,288,755
                                                                      ------------
AIRLINES -- 3.2%
     120,706  AMR Corp.(1)                                               1,232,408
     425,704  Hawaiian Holdings, Inc.(1)                                 2,979,928
     364,521  UAL Corp.                                                  5,307,426
     514,231  US Airways Group, Inc.(1)                                  5,214,302
                                                                      ------------
                                                                        14,734,064
                                                                      ------------
BIOTECHNOLOGY -- 4.1%
      95,075  Alexion Pharmaceuticals, Inc.(1)                           3,874,306
     139,732  Cubist Pharmaceuticals, Inc.(1)                            3,547,796
      71,117  Emergent Biosolutions, Inc.(1)                             1,280,817
      43,447  Martek Biosciences Corp.                                   1,296,024
      46,665  Myriad Genetics, Inc.(1)                                   2,944,095
      59,748  Onyx Pharmaceuticals, Inc.(1)                              1,612,001
      62,106  OSI Pharmaceuticals, Inc.(1)                               2,356,923
      23,471  United Therapeutics Corp.(1)                               2,047,375
                                                                      ------------
                                                                        18,959,337
                                                                      ------------
CAPITAL MARKETS -- 1.2%
     287,188  SWS Group, Inc.                                            5,330,209
                                                                      ------------
CHEMICALS -- 1.7%
      40,988  Airgas, Inc.                                               1,572,300
      62,247  Koppers Holdings, Inc.                                     1,480,856
     220,424  Landec Corp.(1)                                            2,060,964
     106,540  Scotts Miracle-Gro Co. (The), Class A                      2,782,825
                                                                      ------------
                                                                         7,896,945
                                                                      ------------
COMMERCIAL BANKS -- 5.5%
     139,889  Bank of the Ozarks, Inc.                                   4,252,626
      60,646  Hancock Holding Co.                                        2,678,127
     151,196  NBT Bancorp, Inc.                                          4,215,344
      94,943  Old Second Bancorp, Inc.                                   1,281,731
     289,751  Oriental Financial Group, Inc.                             4,705,556
      43,306  Simmons First National Corp., Class A                      1,343,352
     154,250  Southside Bancshares, Inc.                                 3,715,883
     121,533  WesBanco, Inc.                                             3,303,267
                                                                      ------------
                                                                        25,495,886
                                                                      ------------

Shares                                                                       Value

COMMERCIAL SERVICES & SUPPLIES -- 2.6%
      85,724  Cornell Cos., Inc.(1)                                     $1,951,936
      95,952  Geo Group, Inc. (The)(1)                                   1,694,512
     269,534  Knoll, Inc.                                                3,897,462
     126,177  Waste Connections, Inc.(1)                                 4,271,091
                                                                      ------------
                                                                        11,815,001
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 2.5%
     776,176  3Com Corp.(1)                                              2,118,961
     101,812  Polycom, Inc.(1)                                           2,139,070
     195,372  Riverbed Technology, Inc.(1)                               2,448,011
     252,931  Seachange International, Inc.(1)                           1,932,393
     239,141  Tekelec(1)                                                 3,034,699
                                                                      ------------
                                                                        11,673,134
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 0.2%
      31,116  Northwest Pipe Co.(1)                                        893,963
                                                                      ------------
CONSUMER FINANCE -- 1.2%
     356,230  EZCORP, Inc., Class A(1)                                   5,642,683
                                                                      ------------
CONTAINERS & PACKAGING -- 0.5%
      89,147  Bemis Co., Inc.                                            2,214,411
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 3.0%
     107,769  DeVry, Inc.                                                6,109,425
      95,926  Matthews International Corp., Class A                      4,281,177
      15,410  Strayer Education, Inc.                                    3,486,821
                                                                      ------------
                                                                        13,877,423
                                                                      ------------
ELECTRIC UTILITIES -- 0.6%
      73,090  Central Vermont Public Service Corp.                       1,455,222
      30,780  ITC Holdings Corp.                                         1,249,052
                                                                         2,704,274
ELECTRICAL EQUIPMENT -- 2.9%
     471,123  Advanced Battery Technologies, Inc.(1)                     1,342,701
      53,331  American Superconductor Corp.(1)                             667,171
      91,139  AZZ, inc.(1)                                               2,659,436
      98,858  Energy Conversion Devices, Inc.(1)                         3,375,012
     124,841  GrafTech International Ltd.(1)                             1,012,461
      58,294  Jinpan International Ltd.                                  1,094,178
     110,238  Powell Industries, Inc.(1)                                 2,040,505
      28,267  Sunpower Corp., Class A(1)                                 1,104,109
                                                                      ------------
                                                                        13,295,573
                                                                      ------------

------
17

New Opportunities II

Shares                                                                       Value

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
     145,424  Maxwell Technologies, Inc.(1)                             $1,318,996
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 1.8%
      47,471  Dril-Quip, Inc.(1)                                         1,172,534
      33,375  Lufkin Industries, Inc.                                    1,746,180
     892,211  Parker Drilling Co.(1)                                     4,568,120
      36,790  T-3 Energy Services, Inc.(1)                                 887,007
                                                                      ------------
                                                                         8,373,841
                                                                      ------------
FOOD & STAPLES RETAILING -- 2.2%
     194,218  Casey's General Stores, Inc.                               5,865,383
     150,039  Spartan Stores, Inc.                                       4,049,553
                                                                      ------------
                                                                         9,914,936
                                                                      ------------
FOOD PRODUCTS -- 2.9%
      90,297  JM Smucker Co. (The)                                       4,023,635
      31,618  Ralcorp Holdings, Inc.(1)                                  2,139,906
     239,497  TreeHouse Foods, Inc.(1)                                   7,247,179
                                                                      ------------
                                                                        13,410,720
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.4%
      90,079  Edwards Lifesciences Corp.(1)                              4,759,774
      19,291  Haemonetics Corp.(1)                                       1,139,327
      71,696  ICU Medical, Inc.(1)                                       2,296,423
     127,997  Immucor, Inc.(1)                                           3,398,320
      58,167  Masimo Corp.(1)                                            1,860,762
     123,727  Merit Medical Systems, Inc.(1)                             2,264,204
      97,854  Natus Medical, Inc.(1)                                     1,497,166
      42,131  NuVasive, Inc.(1)                                          1,983,949
      63,866  STERIS Corp.                                               2,173,999
      97,512  Syneron Medical Ltd.(1)                                      917,588
      45,682  West Pharmaceutical Services, Inc.                         1,823,625
      20,635  Zoll Medical Corp.(1)                                        496,891
                                                                      ------------
                                                                        24,612,028
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 6.3%
      62,782  Almost Family, Inc.(1)                                     3,023,581
      42,126  Amedisys, Inc.(1)                                          2,376,328
      48,741  AMN Healthcare Services, Inc.(1)                             438,181
     154,319  Amsurg Corp.(1)                                            3,848,716
      33,038  Animal Health International, Inc.(1)                         213,095
     144,617  CardioNet, Inc.(1)                                         3,700,749
      93,733  Catalyst Health Solutions, Inc.(1)                         1,581,276
     172,317  Emergency Medical Services Corp., Class A(1)               5,662,337
     132,671  IPC The Hospitalist Co., Inc.(1)                           2,701,181
     120,681  Owens & Minor, Inc.                                        5,221,867
                                                                      ------------
                                                                        28,767,311
                                                                      ------------

Shares                                                                       Value

HOTELS, RESTAURANTS & LEISURE -- 2.2%
     324,596  Burger King Holdings, Inc.                                $6,452,968
     437,773  CKE Restaurants, Inc.                                      3,716,693
                                                                      ------------
                                                                        10,169,661
                                                                      ------------
HOUSEHOLD DURABLES -- 0.2%
      29,009  Tupperware Brands Corp.                                      733,928
                                                                      ------------
INSURANCE -- 0.1%
     100,400  Amil Participacoes SA                                        463,420
                                                                      ------------
INTERNET & CATALOG RETAIL -- 0.2%
      21,086  priceline.com, Inc.(1)                                     1,109,756
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 3.8%
     685,209  AsiaInfo Holdings, Inc.(1)                                 7,530,447
     182,513  Vocus, Inc.(1)                                             3,071,694
     339,850  Websense, Inc.(1)                                          6,633,872
                                                                      ------------
                                                                        17,236,013
                                                                      ------------
IT SERVICES -- 5.5%
     167,991  CACI International, Inc., Class A(1)                       6,917,869
     544,996  Cybersource Corp.(1)                                       6,621,702
     195,997  ManTech International Corp., Class A(1)                   10,572,078
     156,236  Ness Technologies, Inc.(1)                                 1,154,584
                                                                      ------------
                                                                        25,266,233
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.2%
      28,822  Bio-Rad Laboratories, Inc., Class A(1)                     2,460,822
      50,594  Kendle International, Inc.(1)                                914,234
     116,653  PerkinElmer, Inc.                                          2,092,755
                                                                      ------------
                                                                         5,467,811
                                                                      ------------
MACHINERY -- 1.7%
      96,684  Colfax Corp.(1)                                              823,748
      12,998  K-Tron International, Inc.(1)                              1,221,682
     144,186  Wabtec Corp.                                               5,732,835
                                                                      ------------
                                                                         7,778,265
                                                                      ------------
MARINE -- 0.1%
      76,173  Safe Bulkers, Inc.                                           419,713
                                                                      ------------
MEDIA -- 1.5%
     223,611  VisionChina Media, Inc. ADR(1)                             1,788,888
     340,977  World Wrestling Entertainment, Inc., Class A               4,855,513
                                                                      ------------
                                                                         6,644,401
                                                                      ------------
METALS & MINING -- 0.4%
      36,293  Compass Minerals International, Inc.                       1,993,575
                                                                      ------------

------
18

New Opportunities II

Shares                                                                       Value

OIL, GAS & CONSUMABLE FUELS -- 4.2%
     210,107  Approach Resources, Inc.(1)                               $2,290,166
     110,856  Berry Petroleum Co., Class A                               2,582,945
      65,558  Comstock Resources, Inc.(1)                                3,239,876
     107,715  Concho Resources, Inc.(1)                                  2,288,944
     134,485  EXCO Resources, Inc.(1)                                    1,235,917
     125,562  Forest Oil Corp.(1)                                        3,667,666
      83,968  Penn Virginia Corp.                                        3,121,091
     191,016  TXCO Resources, Inc.(1)                                    1,000,924
                                                                      ------------
                                                                        19,427,529
                                                                      ------------
PERSONAL PRODUCTS -- 0.7%
     235,699  American Oriental Bioengineering, Inc.(1)                  1,440,121
     160,102  Inter Parfums, Inc.                                        1,866,789
                                                                      ------------
                                                                         3,306,910
                                                                      ------------
PHARMACEUTICALS -- 3.6%
     382,379  Biovail Corp.                                              3,288,459
     259,211  Obagi Medical Products, Inc.(1)                            2,156,636
     220,718  Perrigo Co.                                                7,504,412
     437,452  Questcor Pharmaceutical, Inc.(1)                           3,385,878
                                                                      ------------
                                                                        16,335,385
                                                                      ------------
PROFESSIONAL SERVICES -- 1.4%
     111,482  FTI Consulting, Inc.(1)                                    6,493,827
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.6%
     670,553  Capstead Mortgage Corp.                                    6,739,057
     234,216  Hatteras Financial Corp.                                   5,105,909
     669,752  U-Store-It Trust                                           4,594,499
                                                                      ------------
                                                                        16,439,465
                                                                      ------------
ROAD & RAIL -- 0.6%
      97,188  J.B. Hunt Transport Services, Inc.                         2,763,055
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.1%
     266,949  EMCORE Corp.(1)                                              950,339
     108,269  MEMC Electronic Materials, Inc.(1)                         1,989,984
     377,676  Microsemi Corp.(1)                                         8,210,676
   1,716,599  RF Micro Devices, Inc.(1)                                  3,416,032
     186,086  Supertex, Inc.(1)                                          4,488,394
                                                                      ------------
                                                                        19,055,425
                                                                      ------------
SOFTWARE -- 4.5%
     393,213  NetScout Systems, Inc.(1)                                  3,782,709
     123,587  Quality Systems, Inc.                                      4,756,864
      37,037  salesforce.com, inc.(1)                                    1,146,666
     311,876  Sybase, Inc.(1)                                            8,305,258
     323,260  Wind River Systems, Inc.(1)                                2,825,292
                                                                      ------------
                                                                        20,816,789
                                                                      ------------

Shares                                                                       Value

SPECIALTY RETAIL -- 5.3%
     178,716  Aeropostale, Inc.(1)                                      $4,326,714
      74,600  Buckle, Inc. (The)                                         1,964,951
     439,978  Hot Topic, Inc.(1)                                         2,851,058
     219,111  Monro Muffler, Inc.                                        4,717,460
     327,802  RadioShack Corp.                                           4,149,973
      89,618  Tractor Supply Co.(1)                                      3,724,524
     878,961  Wet Seal, Inc. (The), Class A(1)                           2,584,145
                                                                      ------------
                                                                        24,318,825
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
      35,397  Deckers Outdoor Corp.(1)                                   3,003,789
      44,291  Warnaco Group, Inc. (The)(1)                               1,320,315
                                                                      ------------
                                                                         4,324,104
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 0.9%
     265,434  First Niagara Financial Group, Inc.                        4,185,894
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.7%
     181,796  DXP Enterprises, Inc.(1)                                   2,537,872
      64,743  Houston Wire & Cable Co.                                     745,840
                                                                      ------------
                                                                         3,283,712
                                                                      ------------
WATER UTILITIES -- 0.3%
     211,265  Cascal NV                                                  1,398,574
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.4%
     583,143  Syniverse Holdings, Inc.(1)                               10,963,088
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $496,409,835)                                                    458,614,848
                                                                      ------------

Temporary Cash Investments(2)

      79,312  JPMorgan U.S. Treasury Plus Money Market Fund Agency
              Shares
(Cost $79,312)                                                              79,312
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 99.8%
(Cost $496,489,147)                                                    458,694,160
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 0.2%                                       841,908
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $459,536,068
                                                                      ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Category is less than 0.05% of total net assets.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
19

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008
                                              Heritage       New Opportunities II
ASSETS

Investment securities,
at value (cost of
$1,908,164,435 and
$496,489,147, respectively)             $1,733,326,953               $458,694,160

Foreign currency holdings,
at value (cost of $--
and $49,007, respectively)                          --                     49,007

Receivable for
investments sold                            53,475,041                 19,506,700

Receivable for forward
foreign currency
exchange contracts                           1,282,289                         --

Receivable for capital
shares sold                                  2,742,941                    869,913

Dividends and
interest receivable                            929,774                    131,681
                                     -----------------            ---------------
                                         1,791,756,998                479,251,461
                                     -----------------            ---------------

LIABILITIES

Disbursements in excess
of demand deposit cash                         384,427                    824,081

Payable for
investments purchased                       48,443,470                 17,969,394

Payable for forward
foreign currency
exchange contracts                              84,852                         --

Payable for capital
shares redeemed                              5,576,228                    358,209

Accrued management fees                      1,507,070                    522,674

Distribution fees payable                       21,673                     10,113

Service fees (and
distribution
fees -- A Class and
R Class) payable                                80,871                     30,922
                                     -----------------            ---------------
                                            56,098,591                 19,715,393
                                     -----------------            ---------------

NET ASSETS                              $1,735,658,407               $459,536,068
                                     =================            ===============

See Notes to Financial Statements.

------
20

OCTOBER 31, 2008
                                                Heritage     New Opportunities II
NET ASSETS CONSIST OF:

Capital (par value and
paid-in surplus)                          $2,120,668,023             $814,599,002

Undistributed net
investment income                             12,271,498                       --

Accumulated net realized
loss on investment and
foreign currency transactions              (223,694,439)            (317,251,925)

Net unrealized depreciation on
investments and translation
of assets and liabilities
in foreign currencies                      (173,586,675)             (37,811,009)

                                       -----------------     --------------------
                                          $1,735,658,407             $459,536,068
                                       =================     ====================

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                $1,261,783,845             $222,016,608

Shares outstanding                            95,937,122               39,849,450

Net asset value per share                         $13.15                    $5.57

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                   $86,834,529              $91,791,057

Shares outstanding                             6,475,452               16,423,391

Net asset value per share                         $13.41                    $5.59

A CLASS, $0.01 PAR VALUE

Net assets                                  $351,962,041             $129,791,213

Shares outstanding                            27,408,772               23,478,489

Net asset value per share                         $12.84                    $5.53

Maximum offering price
(net asset value divided
by 0.9425)                                        $13.62                    $5.87

B CLASS, $0.01 PAR VALUE

Net assets                                    $1,770,178               $2,846,052

Shares outstanding                               136,037                  525,602

Net asset value per share                         $13.01                    $5.41

C CLASS, $0.01 PAR VALUE

Net assets                                   $32,811,839              $12,982,930

Shares outstanding                             2,704,307                2,387,343

Net asset value per share                         $12.13                    $5.44

R CLASS, $0.01 PAR VALUE

Net assets                                      $495,975                 $108,208

Shares outstanding                                37,911                   19,530

Net asset value per share                         $13.08                    $5.54

See Notes to Financial Statements.

------
21

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2008
                                                   Heritage   New Opportunities II
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes
withheld of $261,641 and $10,262,
respectively)                                  $ 12,994,359            $ 4,526,194

Interest                                          1,307,384                302,239
                                           ----------------         --------------
                                                 14,301,743              4,828,433
                                           ----------------         --------------

EXPENSES:

Management fees                                  26,737,488              7,322,789

Distribution fees:

 B Class                                              7,952                 28,920

 C Class                                            248,778                123,902

Service fees:

 B Class                                              2,650                  9,640

 C Class                                             82,926                 41,300

Distribution and service fees:

 A Class                                            992,236                443,754

 R Class                                              1,240                    199

Directors' fees and expenses                         83,196                 20,291

Other expenses                                       38,679                  1,750
                                           ----------------         --------------
                                                 28,195,145              7,992,545
                                           ----------------         --------------

NET INVESTMENT INCOME (LOSS)                   (13,893,402)            (3,164,112)
                                           ----------------         --------------

REALIZED AND UNREALIZED
GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                       (213,028,563)          (137,443,352)

Foreign currency transactions                    25,999,012                 43,947
                                           ----------------         --------------
                                              (187,029,551)          (137,399,405)
                                           ----------------         --------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:

Investments                                 (1,058,841,002)          (137,902,487)

Translation of assets
and liabilities in
foreign currencies                                1,775,898               (13,718)
                                           ----------------         --------------
                                            (1,057,065,104)          (137,916,205)
                                           ----------------         --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS)                                 (1,244,094,655)          (275,315,610)
                                           ----------------         --------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                            $(1,257,988,057)         $(278,479,722)
                                           ================         ==============

See Notes to Financial Statements.

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22

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007

                                Heritage                     New Opportunities II
Increase
(Decrease) in
Net Assets                     2008              2007              2008            2007

OPERATIONS

Net investment
income (loss)         $(13,893,402)      $(9,933,053)      $(3,164,112)    $(2,884,400)

Net realized
gain (loss)           (187,029,551)       146,268,289     (137,399,405)      27,531,246

Change in net
unrealized
appreciation
(depreciation)      (1,057,065,104)       661,025,727     (137,916,205)      75,883,152
                    ---------------    --------------     -------------   -------------
Net increase
(decrease) in
net assets
resulting from
operations          (1,257,988,057)       797,360,963     (278,479,722)     100,529,998
                    ---------------    --------------     -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
realized gains:

 Investor
 Class                (116,021,756)      (69,993,372)       (2,300,951)     (4,743,191)

 Institutional
 Class                  (7,340,538)       (3,848,774)         (540,870)              --

 A Class               (16,474,408)       (4,359,065)       (1,726,801)     (6,550,114)

 B Class                   (12,405)                --          (39,168)       (271,092)

 C Class                (1,359,296)         (167,371)         (150,324)       (370,839)

 R Class                    (1,228)                --             (229)              --
                    ---------------    --------------     -------------   -------------
Decrease in net
assets from
distributions         (141,209,631)      (78,368,582)       (4,758,343)    (11,935,236)
                    ---------------    --------------     -------------   -------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in
net assets from
capital share
transactions            187,043,641     1,074,154,725       197,705,326     323,948,017
                    ---------------    --------------     -------------   -------------

NET INCREASE
(DECREASE) IN
NET ASSETS          (1,212,154,047)     1,793,147,106      (85,532,739)     412,542,779

NET ASSETS
Beginning of
period                2,947,812,454     1,154,665,348       545,068,807     132,526,028
                    ---------------    --------------     -------------   -------------
End of period        $1,735,658,407    $2,947,812,454      $459,536,068    $545,068,807
                    ===============   ===============     =============    ============

Undistributed
net investment
income                  $12,271,498          $174,677                --              --
                    ===============   ===============     =============    ============

See Notes to Financial Statements.

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23

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Heritage Fund (Heritage) and New
Opportunities II Fund (New Opportunities II) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. Heritage pursues its objective by investing in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value over time. New Opportunities II pursues its objective by investing in companies that are smaller-sized at the time of purchase that management believes will increase in value over time. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Heritage's B Class and R Class commenced on
September 28, 2007. Sale of New Opportunities II's Institutional Class and R
Class commenced on May 18, 2007 and September 28, 2007, respectively.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

------
24

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes--an interpretation of FASB Statement No. 109" during the current fiscal year. The funds are no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- New Opportunities II may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

------
25

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of Heritage is 1.00% for the Investor Class, A Class,
B Class, C Class and R Class and 0.80% for the Institutional Class. The annual management fee schedule for New Opportunities II ranges from 1.10% to 1.50%
for the Investor Class, A Class, B Class, C Class and R Class. The
Institutional Class of New Opportunities II is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the year ended October 31, 2008 was as follows:

                                Investor, A, B, C & R      Institutional
Heritage                                1.00%                  0.80%
New Opportunities II                    1.36%                  1.16%

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

------
26

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2008, were as follows:

                                         Heritage         New Opportunities II

Purchases                          $4,650,141,126               $1,023,666,842

Proceeds from sales                $4,593,076,359                 $811,122,287

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                        Year ended                      Year ended
                                  October 31, 2008             October 31, 2007(1)
                            Shares          Amount         Shares           Amount
Heritage

INVESTOR
CLASS/SHARES
AUTHORIZED             400,000,000                    400,000,000
                      ============                   ============

Sold                    31,233,074    $618,004,142     55,747,908   $1,085,083,773

Issued in
reinvestment of
distributions            5,127,807     109,324,836      4,258,562       67,285,282

Redeemed              (48,965,070)   (876,451,757)   (18,034,415)    (331,684,372)
                      ------------   -------------   ------------   --------------
                      (12,604,189)   (149,122,779)     41,972,055      820,684,683
                      ------------   -------------   ------------   --------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              40,000,000                     40,000,000
                      ============                   ============
Sold                     4,661,236      93,305,544      4,242,050       81,839,322

Issued in
reinvestment of
distributions              335,375       7,277,632        209,986        3,366,082

Redeemed               (5,236,470)    (85,632,543)    (1,347,922)     (25,109,011)
                      ------------   -------------   ------------   --------------
                         (239,859)      14,950,633      3,104,114       60,096,393
                      ------------   -------------   ------------   --------------
A CLASS/SHARES
AUTHORIZED             100,000,000                    100,000,000
                      ============                   ============
Sold                    22,743,450     430,416,225     11,013,744      210,428,398

Issued in
reinvestment of
distributions              779,682      16,263,842        280,594        4,352,011

Redeemed               (9,151,482)   (160,662,157)    (2,042,060)     (37,629,295)
                      ------------   -------------   ------------   --------------
                        14,371,650     286,017,910      9,252,278      177,151,114
                      ------------   -------------   ------------   --------------
B CLASS/SHARES
AUTHORIZED              35,000,000                     35,000,000
                      ============                   ============
Sold                       143,185       2,761,872          3,651           80,038

Issued in
reinvestment of
distributions                  537          11,416             --               --

Redeemed                  (11,336)       (184,696)             --               --
                      ------------   -------------   ------------   --------------
                           132,386       2,588,592          3,651           80,038
                      ------------   -------------   ------------   --------------
C CLASS/SHARES
AUTHORIZED              35,000,000                     35,000,000
                      ============                   ============
Sold                     2,301,879      42,068,427        920,436       17,272,099

Issued in
reinvestment of
distributions               60,851       1,207,291         10,254          152,781

Redeemed                 (674,227)    (11,344,437)       (72,875)      (1,307,383)
                      ------------   -------------   ------------   --------------
                         1,688,503      31,931,281        857,815       16,117,497
                      ------------   -------------   ------------   --------------
R CLASS/SHARES
AUTHORIZED              30,000,000                     30,000,000
                      ============                   ============
Sold                        47,915         887,242          1,162           25,000

Issued in
reinvestment of
distributions                   58           1,228             --               --

Redeemed                  (11,224)       (210,466)             --               --
                            36,749         678,004          1,162           25,000
                      ------------   -------------   ------------   --------------
Net increase
(decrease)               3,385,240    $187,043,641     55,191,075   $1,074,154,725
                      ============   =============   ============   ==============

(1) September 28, 2007 (commencement of sale) through October 31, 2007 for the
B Class and R Class.

------
27

                                        Year ended                      Year ended
                                  October 31, 2008             October 31, 2007(1)
                            Shares          Amount        Shares            Amount

New Opportunities II

INVESTOR
CLASS/SHARES
AUTHORIZED             165,000,000                   165,000,000
                    ==============                   ===========

Sold                    14,516,866    $107,524,672    16,509,991      $136,035,975

Issued in
connection with
acquisition
(Note 8)                        --              --    11,629,055        90,241,770

Issued in
reinvestment of
distributions              192,298       1,651,841       485,199         3,454,628

Redeemed            (7,044,679)(2)    (51,234,905)   (3,170,120)   (26,089,511)(3)
                    --------------   -------------   -----------     -------------
                         7,664,485      57,941,608    25,454,125       203,642,862
                    --------------   -------------   -----------     -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              50,000,000                    50,000,000
                    ==============                   ===========
Sold                    17,709,479     141,204,228     1,988,404        17,346,574

Issued in
reinvestment of
distributions                7,845          67,466            --                --

Redeemed            (3,243,291)(4)    (23,252,011)      (39,046)      (344,012)(5)
                    --------------   -------------   -----------     -------------
                        14,474,033     118,019,683     1,949,358        17,002,562
                    --------------   -------------   -----------     -------------
A CLASS/
SHARES AUTHORIZED      100,000,000                   100,000,000
                    ==============                   ===========
Sold                     7,874,721      61,062,282     3,296,265        29,060,351

Issued in
connection with
acquisition
(Note 8)                        --              --    13,909,669       107,660,863

Issued in
reinvestment of
distributions              193,819       1,655,219       908,837         6,452,744

Redeemed            (6,200,038)(6)    (46,433,452)   (6,173,894)   (49,631,241)(7)
                    --------------   -------------   -----------     -------------
                         1,868,502      16,284,049    11,940,877        93,542,717
                    --------------   -------------   -----------     -------------
B CLASS/
SHARES AUTHORIZED       20,000,000                    20,000,000
                    ==============                   ===========
Sold                       120,388         909,810        76,866           633,968

Issued in
reinvestment of
distributions                4,508          37,960        36,631           258,250

Redeemed               (91,032)(8)       (657,189)      (73,135)         (565,516)
                    --------------   -------------   -----------     -------------
                            33,864         290,581        40,362           326,702
                    --------------   -------------   -----------     -------------
C CLASS/
SHARES AUTHORIZED       20,000,000                    20,000,000
                    ==============                   ===========
Sold                     1,109,692       8,592,777       629,498         5,317,298

Issued in
connection with
acquisition
(Note 8)                        --              --       903,113         6,962,989

Issued in
reinvestment of
distributions               13,136         111,133        35,779           253,319

Redeemed              (501,516)(9)     (3,655,747)     (390,349)       (3,125,432)
                    --------------   -------------   -----------     -------------
                           621,312       5,048,163     1,178,041         9,408,174
                    --------------   -------------   -----------     -------------
R CLASS/
SHARES AUTHORIZED       20,000,000                    20,000,000
                    ==============                   ===========
Sold                        20,089         138,869         2,772            25,000

Issued in
reinvestment of
distributions                   27             229            --                --

Redeemed                   (3,358)        (17,856)            --                --
                    --------------   -------------   -----------     -------------
                            16,758         121,242         2,772            25,000
                    --------------   -------------   -----------     -------------
Net increase            24,678,954    $197,705,326    40,565,535      $323,948,017
                    ==============   =============   ===========     =============

(1) May 18, 2007 and September 28, 2007 (commencement of sale) through October
31, 2007 for Institutional Class and R Class, respectively.

(2) Net of redemption fees of $174,782.

(3) Net of redemption fees of $26,104.

(4) Net of redemption fees of $14,858.

(5) Net of redemption fees of $5,237.

(6) Net of redemption fees of $17,033.

(7) Net of redemption fees of $7,198.

(8) Net of redemption fees of $249.

(9) Net of redemption fees of $923.

------
28

5. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The funds did not borrow from either line during the year ended
October 31, 2008. .

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

New Opportunities II concentrates its investments in common stocks of small companies. Because of this, New Opportunities II may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

New Opportunities II's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2008 and October 31, 2007 were as follows:

                                                Heritage     New Opportunities II
                                      2008          2007        2008         2007
DISTRIBUTIONS PAID FROM

Ordinary income                 $8,441,706            --          --   $2,458,338

Long-term capital gains       $132,767,925   $78,368,582  $4,758,343   $9,476,898

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------
29

As of October 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                            Heritage      New Opportunities II
Federal tax cost
of investments                        $1,947,387,870              $509,694,833
                                    ================          ================
Gross tax appreciation
of investments                          $ 94,724,163               $20,932,747

Gross tax depreciation
of investments                         (308,785,080)              (71,933,420)
                                    ----------------          ----------------
Net tax appreciation
(depreciation) of
investments                           $(214,060,917)             $(51,000,673)
                                    ================          ================
Net tax appreciation
(depreciation) on derivatives
and translation of assets
and liabilities in
foreign currencies                         $  87,922                $ (16,021)

Net tax appreciation
(depreciation)                        $(213,972,995)             $(51,016,694)
                                    ================          ================
Undistributed ordinary
income                                   $13,434,383                        --

Accumulated capital
losses                                $(184,471,004)            $(304,046,240)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received and the realization for tax purposes of unrealized gains or certain forward foreign currency exchange contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                            2011            2012            2013             2014         2015         2016

Heritage                     --              --              --               --           --     $(184,471,004)

New
Opportunities II       $(13,145,846)   $(19,655,453)   $(42,248,002)    $(103,823,579)     --     $(125,173,360)

8. REORGANIZATION NOTE

On August 30, 2006, the Board of Directors of Kopp Emerging Growth (Emerging
Growth), one fund in a series issued by Kopp Funds, Inc., approved a plan of reorganization (the reorganization) pursuant to which New Opportunities II acquired all of the assets of Emerging Growth in exchange for shares of equal value of New Opportunities II and the assumption by New Opportunities II of all liabilities of Emerging Growth. The financial statements and performance history of New Opportunities II will be carried over in the
post-reorganization. The reorganization was approved by shareholders of
Emerging Growth on January 12, 2007. The reorganization was effective at the close of business on February 23, 2007.

The acquisition was accomplished by a tax-free exchange of shares. On February
23, 2007, Emerging Growth exchanged its shares for shares of New Opportunities
II as follows:

                                Shares                                  Shares
Original Fund/Class          Exchanged  New Fund/Class                Received

Emerging Growth --                      New Opportunities II --
Investor Class               8,812,902  Investor Class              11,629,055

Emerging Growth --                      New Opportunities II --
A Class                     10,913,968  A Class                     13,909,669

Emerging Growth --                      New Opportunities --
C Class                        743,919  C Class                        903,113

The net assets of Emerging Growth and New Opportunities II immediately before the acquisition were $204,865,622 and $157,082,448, respectively. Emerging
Growth's unrealized appreciation of $9,092,774 was combined with that of New
Opportunities II. Immediately after the acquisition, the combined net assets were $361,948,070. New Opportunities II acquired capital loss carryovers of
$(198,135,391) from Emerging Growth.

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30

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 will not materially impact the deetermination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

Heritage designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2008.

For corporate taxpayers, Heritage hereby designates ordinary income distributions of $1,828,292, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2008.

Heritage and New Opportunities II hereby designate $132,767,925 and $4,758,343 of long-term capital gains distributions, respectively, or up to the maximum amount allowable, for the fiscal year ended October 31, 2008.

Heritage hereby designates $8,427,916 of qualified short-term capital gains distributions for the purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2008.

------
31

FINANCIAL HIGHLIGHTS
Heritage

Investor Class

For a Share Outstanding Throughout the Years Ended October 31
                                       2008      2007      2006     2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                  $22.83    $15.58    $13.48   $10.76    $10.78
                                   --------   -------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                    (0.09)    (0.10)    (0.03)   (0.06)    (0.05)

 Net Realized
 and Unrealized
 Gain (Loss)                         (8.53)      8.42      2.22     2.78      0.03
                                   --------   -------   -------  -------   -------
 Total From
 Investment Operations               (8.62)      8.32      2.19     2.72    (0.02)
                                   --------   -------   -------  -------   -------
Distributions

 From Net Realized Gains             (1.06)    (1.07)    (0.09)       --        --
                                   --------   -------   -------  -------   -------
Net Asset Value,
End of Period                        $13.15    $22.83    $15.58   $13.48    $10.76
                                   ========   =======   =======  =======   =======

TOTAL RETURN(2)                    (39.54)%    56.41%    16.26%   25.16%   (0.09)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.00%     1.00%     1.00%    1.00%     1.00%

Ratio of Net Investment Income
(Loss) to Average
Net Assets                          (0.47)%   (0.56)%   (0.22)%  (0.46)%   (0.44)%

Portfolio Turnover Rate                172%      128%      230%     236%      264%

Net Assets, End of Period (in
millions)                            $1,262    $2,478    $1,037     $801    $1,148

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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32

Heritage

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31
                                      2008       2007      2006     2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                 $23.21     $15.80    $13.63   $10.87    $10.86
                                  --------   --------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                   (0.05)     (0.07)     --(2)   (0.03)    (0.03)

 Net Realized
 and Unrealized
 Gain (Loss)                        (8.69)       8.55      2.26     2.79      0.04
                                  --------   --------   -------  -------   -------
 Total From
 Investment Operations              (8.74)       8.48      2.26     2.76      0.01
                                  --------   --------   -------  -------   -------
Distributions

 From Net Realized Gains            (1.06)     (1.07)    (0.09)       --        --
                                  --------   --------   -------  -------   -------
Net Asset Value,
End of Period                       $13.41     $23.21    $15.80   $13.63    $10.87
                                  ========   ========   =======  =======   =======

TOTAL RETURN(3)                   (39.41)%     56.66%    16.59%   25.39%     0.09%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                   0.80%      0.80%     0.80%    0.80%     0.80%

Ratio of Net Investment Income
(Loss) to Average Net Assets       (0.27)%    (0.36)%   (0.02)%  (0.26)%   (0.24)%

Portfolio Turnover Rate               172%       128%      230%     236%      264%

Net Assets, End of Period (in
thousands)                         $86,835   $155,885   $57,039  $43,192   $58,259

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
33

Heritage

A Class(1)

For a Share Outstanding Throughout the Years Ended October 31
                                      2008       2007      2006     2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                 $22.37     $15.32    $13.29   $10.64    $10.68
                                  --------    -------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                   (0.13)     (0.15)    (0.08)   (0.09)    (0.07)

 Net Realized
 and Unrealized
 Gain (Loss)                        (8.34)       8.27      2.20     2.74      0.03
                                  --------    -------   -------  -------   -------
 Total From
 Investment
 Operations                         (8.47)       8.12      2.12     2.65    (0.04)
                                  --------    -------   -------  -------   -------
Distributions

 From Net
 Realized Gains                     (1.06)     (1.07)    (0.09)       --        --
                                  --------    -------   -------  -------   -------
Net Asset Value,
End of Period                       $12.84     $22.37    $15.32   $13.29    $10.64
                                  ========    =======   =======  =======   =======

TOTAL RETURN(3)                   (39.69)%     56.05%    15.96%   24.91%   (0.37)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                   1.25%      1.25%     1.25%    1.25%     1.25%

Ratio of Net Investment Income
(Loss) to Average Net Assets       (0.72)%    (0.81)%   (0.47)%  (0.71)%   (0.69)%

Portfolio Turnover Rate               172%       128%      230%     236%      264%

Net Assets, End of Period (in
thousands)                        $351,962   $291,674   $57,995  $19,953   $15,623

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
34

Heritage

B Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                       2008          2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                 $22.82           $21.52
                                                   --------       ----------
Income From Investment Operations

 Net Investment Income (Loss)(2)                     (0.26)           (0.03)

 Net Realized and Unrealized Gain (Loss)             (8.49)             1.33
                                                   --------       ----------
 Total From Investment Operations                    (8.75)             1.30
                                                   --------       ----------
Distributions

 From Net Realized Gains                             (1.06)               --
                                                   --------       ----------
Net Asset Value, End of Period                       $13.01           $22.82
                                                   ========       ==========

TOTAL RETURN(3)                                    (40.16)%            6.04%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                                    2.00%         2.00%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets                        (1.47)%       (1.81)%(4)

Portfolio Turnover Rate                                172%          128%(5)

Net Assets, End of Period
(in thousands)                                       $1,770              $83

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
35

Heritage

C Class

For a Share Outstanding Throughout the Years Ended October 31
                              2008      2007      2006        2005        2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period         $21.35    $14.77    $12.91      $10.41      $10.54
                          --------   -------   -------     -------     -------
Income From
Investment
 Operations

 Net Investment
 Income (Loss)(1)           (0.26)    (0.29)    (0.18)      (0.17)      (0.15)

 Net Realized
 and Unrealized
 Gain (Loss)                (7.90)      7.94      2.13        2.67        0.02
                          --------   -------   -------     -------     -------
 Total From
 Investment
 Operations                 (8.16)      7.65      1.95        2.50      (0.13)
                          --------   -------   -------     -------     -------
Distributions

 From Net
 Realized Gains             (1.06)    (1.07)    (0.09)          --          --
                          --------   -------   -------     -------     -------
Net Asset Value,
End of Period               $12.13    $21.35    $14.77      $12.91      $10.41
                          ========   =======   =======     =======     =======

TOTAL RETURN(2)           (40.16)%    54.88%    15.11%      24.02%     (1.23)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                   2.00%     2.00%     2.00%       2.00%       2.00%

Ratio of
Net Investment
Income (Loss) to
Average Net Assets         (1.47)%   (1.56)%   (1.22)%     (1.46)%     (1.44)%

Portfolio
Turnover Rate                 172%      128%      230%        236%        264%

Net Assets,
End of Period
(in thousands)             $32,812   $21,692    $2,334        $898        $889

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
36

Heritage

R Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                       2008         2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                 $22.83          $21.52
                                                   --------      ----------
Income From Investment Operations

 Net Investment Income (Loss)(2)                     (0.17)          (0.02)

 Net Realized and Unrealized Gain (Loss)             (8.52)            1.33
                                                   --------      ----------
 Total From Investment Operations                    (8.69)            1.31
                                                   --------      ----------
Distributions

 From Net Realized Gains                             (1.06)              --
                                                   --------      ----------
Net Asset Value, End of Period                       $13.08          $22.83
                                                   ========      ==========

TOTAL RETURN(3)                                    (39.86)%           6.09%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                                    1.50%        1.50%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                               (0.97)%      (1.22)%(4)

Portfolio Turnover Rate                                172%         128%(5)

Net Assets, End of Period (in thousands)               $496             $27

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
37

New Opportunities II

Investor Class

For a Share Outstanding Throughout the Years Ended October 31
                                      2008       2007      2006     2005      2004
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $9.42      $7.63     $6.75    $6.29     $5.75
                                  --------   --------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                   (0.04)     (0.05)    (0.06)   (0.06)    (0.07)

 Net Realized
 and Unrealized
 Gain (Loss)                        (3.73)       2.52      1.16     0.69      0.61
                                  --------   --------   -------  -------   -------
 Total From
 Investment Operations              (3.77)       2.47      1.10     0.63      0.54
                                  --------   --------   -------  -------   -------
Distributions

 From Net Realized Gains            (0.08)     (0.68)    (0.22)   (0.17)        --
                                  --------   --------   -------  -------   -------
Net Asset Value,
End of Period                        $5.57      $9.42     $7.63    $6.75     $6.29
                                  ========   ========   =======  =======   =======

TOTAL RETURN(2)                   (40.34)%     35.22%    16.52%   10.14%     9.39%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                           1.36%      1.41%     1.50%    1.50%     1.50%

Ratio of Net Investment Income
(Loss) to
Average Net Assets                 (0.49)%    (0.70)%   (0.80)%  (0.93)%   (1.09)%

Portfolio Turnover Rate               148%       204%      299%     269%      255%

Net Assets,
End of Period (in thousands)      $222,017   $303,189   $51,336  $43,157   $38,917

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
38

New Opportunities II

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                       2008         2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $9.43           $8.27
                                                   --------        --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                     (0.02)          (0.03)

 Net Realized and Unrealized Gain (Loss)             (3.74)            1.19
                                                   --------        --------
 Total From Investment Operations                    (3.76)            1.16
                                                   --------        --------
Distributions

 From Net Realized Gains                             (0.08)              --
                                                   --------        --------
Net Asset Value, End of Period                        $5.59           $9.43
                                                   ========        ========

TOTAL RETURN(3)                                    (40.19)%          14.03%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                                    1.16%        1.21%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                               (0.29)%      (0.65)%(4)

Portfolio Turnover Rate                                148%         204%(5)

Net Assets, End of Period (in thousands)            $91,791         $18,384

(1) May 18, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
39

New Opportunities II

A Class

For a Share Outstanding Throughout the Years Ended October 31
                                      2008       2007      2006     2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                  $9.37      $7.59     $6.72    $6.26     $5.74
                                  --------   --------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                   (0.06)     (0.07)    (0.08)   (0.08)    (0.08)

 Net Realized
 and Unrealized
 Gain (Loss)                        (3.70)       2.51      1.16     0.70      0.60
                                  --------   --------   -------  -------   -------
 Total From
 Investment Operations              (3.76)       2.44      1.08     0.62      0.52
                                  --------   --------   -------  -------   -------
Distributions

 From Net
 Realized Gains                     (0.08)     (0.66)    (0.21)   (0.16)        --
                                  --------   --------   -------  -------   -------
Net Asset Value,
End of Period                        $5.53      $9.37     $7.59    $6.72     $6.26
                                  ========   ========   =======  =======   =======

TOTAL RETURN(2)                   (40.45)%     34.91%    16.22%    9.91%     9.06%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                           1.61%      1.66%     1.75%    1.75%     1.75%

Ratio of Net Investment Income
(Loss) to
Average Net Assets                 (0.74)%    (0.95)%   (1.05)%  (1.18)%   (1.34)%

Portfolio Turnover Rate               148%       204%      299%     269%      255%

Net Assets,
End of Period
(in thousands)                    $129,791   $202,515   $73,383  $47,937   $20,337

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
40

New Opportunities II

B Class

For a Share Outstanding Throughout the Years Ended October 31
                                       2008      2007      2006     2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $9.25     $7.49     $6.63    $6.18     $5.71
                                   --------   -------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                    (0.11)    (0.13)    (0.14)   (0.13)    (0.13)

 Net Realized
 and Unrealized
 Gain (Loss)                         (3.65)      2.49      1.15     0.69      0.60
                                   --------   -------   -------  -------   -------
 Total From
 Investment
 Operations                          (3.76)      2.36      1.01     0.56      0.47
                                   --------   -------   -------  -------   -------
Distributions

 From Net
 Realized Gains                      (0.08)    (0.60)    (0.15)   (0.11)        --
                                   --------   -------   -------  -------   -------
Net Asset Value,
End of Period                         $5.41     $9.25     $7.49    $6.63     $6.18
                                   ========   =======   =======  =======   =======

TOTAL RETURN(2)                    (40.97)%    33.84%    15.46%    9.03%     8.23%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                            2.36%     2.41%     2.50%    2.50%     2.50%

Ratio of Net Investment Income
(Loss) to
Average Net Assets                  (1.49)%   (1.70)%   (1.80)%  (1.93)%   (2.09)%

Portfolio Turnover Rate                148%      204%      299%     269%      255%

Net Assets,
End of Period
(in thousands)                       $2,846    $4,549    $3,383   $2,367    $1,163

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
41

New Opportunities II

C Class

For a Share Outstanding Throughout the Years Ended October 31
                                       2008      2007      2006     2005      2004

PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $9.29     $7.52     $6.66    $6.20     $5.73
                                   --------   -------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                    (0.11)    (0.13)    (0.14)   (0.13)    (0.13)

 Net Realized
 and Unrealized
 Gain (Loss)                         (3.66)      2.50      1.15     0.70      0.60
                                   --------   -------   -------  -------   -------
 Total From
 Investment Operations               (3.77)      2.37      1.01     0.57      0.47
                                   --------   -------   -------  -------   -------
Distributions

 From Net Realized Gains             (0.08)    (0.60)    (0.15)   (0.11)        --
                                   --------   -------   -------  -------   -------
Net Asset Value,
End of Period                         $5.44     $9.29     $7.52    $6.66     $6.20
                                   ========   =======   =======  =======   =======

TOTAL RETURN(2)                    (40.91)%    34.02%    15.24%    9.16%     8.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    2.36%     2.41%     2.50%    2.50%     2.50%

Ratio of Net Investment Income
(Loss) to Average Net Assets        (1.49)%   (1.70)%   (1.80)%  (1.93)%   (2.09)%

Portfolio Turnover Rate                148%      204%      299%     269%      255%

Net Assets, End of Period (in
thousands)                          $12,983   $16,406    $4,424   $3,414    $1,294

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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42

New Opportunities II

R Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                       2008         2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $9.42           $9.02
                                                   --------      ----------
Income From Investment Operations

 Net Investment Income (Loss)(2)                     (0.06)          (0.01)

 Net Realized and Unrealized Gain (Loss)             (3.74)            0.41
                                                   --------      ----------
 Total From Investment Operations                    (3.80)            0.40
                                                   --------      ----------
Distributions

 From Net Realized Gains                             (0.08)              --
                                                   --------      ----------
Net Asset Value, End of Period                        $5.54           $9.42
                                                   ========      ==========

TOTAL RETURN(3)                                    (40.66)%           4.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                                    1.86%        1.91%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                               (0.99)%      (1.61)%(4)

Portfolio Turnover Rate                                148%         204%(5)

Net Assets, End of Period (in thousands)               $108             $26

(1) September 28, 2007 (commencement of sale) through October 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

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43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Heritage Fund and New Opportunities
II Fund, two of the funds constituting American Century Mutual Funds, Inc.
(the "Corporation"), as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Heritage Fund and New Opportunities II Fund, two of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2008, the
results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 16, 2008

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44

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM or the advisor); the funds'
principal underwriter, American Century Investment Services, Inc. (ACIS); and
the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment
Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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45

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc.; Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc.; Charming Shoppes, Inc.

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46

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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47

APPROVAL OF MANAGEMENT AGREEMENTS

Heritage and New Opportunities II

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Heritage and New Opportunities II (the
"funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds;

* reports on the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

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48

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

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49

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The funds' performance for both the one- and three-year periods was above the median for their peer groups.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the funds.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

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50

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer groups. The unified fee charged to shareholders of Heritage was in the lowest quartile of the total expense ratios of its peer group. The unified fee charged to shareholders of
New Opportunities II was below the median of the total expense ratios of its peer group. The board concluded that the management fee paid by the funds to the advisor was reasonable in light of the services provided to the funds.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

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51

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

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52

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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53

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
54

NOTES

------
55

NOTES

------
56

[back cover]

[american century investments logo and text logo ®]

CONTACT US

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AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                 PRSRT STD
American Century Investments                                 U.S. POSTAGE PAID
P.O. Box 419200                                              AMERICAN CENTURY
Kansas City, MO 64141-6200                                       COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0812
CL-ANN-62722S

[front cover]

ANNUAL REPORT
OCTOBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

NEW OPPORTUNITIES FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
October 31, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

NEW OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

THE PERFECT STORM

The year ended October 31, 2008, was one of the most turbulent periods for the
U.S. equity market since the Great Depression. As the accompanying table shows, stocks declined sharply across the board as a "perfect storm" of negative influences undermined investor confidence and produced a dramatic increase in market volatility.

The biggest impact came from the credit crisis that grew out of the housing and mortgage meltdowns in 2007. Credit conditions deteriorated throughout the one-year period, culminating in a liquidity crisis that led to the downfall of a number of major financial companies. Examples included the government conservatorship of mortgage lenders Fannie Mae and Freddie Mac, the bankruptcy of brokerage firm Lehman Brothers, and the government bailout of insurer
American International Group. Despite efforts by the U.S. government and
Federal Reserve to provide systemic stability, the credit markets remained deeply troubled.

Diminishing economic activity also weighed on the stock market. After decelerating in 2007, the U.S. economy weakened further in 2008 as consumer spending stalled, the housing downturn worsened, and the unemployment rate reached its highest level since 1994. The U.S. economic slowdown spread to other parts of the world, increasing the likelihood of a global recession.

One other noteworthy factor was the parabolic rise and fall of commodity prices. Robust growth in emerging economies combined with speculative excesses boosted the prices of energy and many other commodities to record highs by mid-2008. However, the global economic slowdown led to a sharp reversal in commodity prices during the last few months of the period.

THE GROUNDWORK FOR RECOVERY

The events of the past year have been about correcting global imbalances and domestic excesses--the first step on the road to recovery. It's important to remember that the stock market is a discounting mechanism, trading on estimates of future earnings power. The market decline over the past year discounted the current economic slowdown; similarly, we would expect the market to rebound before we see improvement in the economic data. We don't know when this will happen, but the preconditions for market recovery--significant monetary stimulus and low valuations--are in place.

U.S. Stock Index Returns
For the 12 months ended October 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)       -36.80%
Russell 1000 Value Index             -36.80%
Russell 1000 Growth Index            -36.95%

RUSSELL MIDCAP INDEX                 -40.67%
Russell Midcap Value Index           -38.83%
Russell Midcap Growth Index          -42.65%

RUSSELL 2000 INDEX (SMALL-CAP)       -34.16%
Russell 2000 Value Index             -30.54%
Russell 2000 Growth Index            -37.87%

------
2

PERFORMANCE
New Opportunities

Total Returns as of October 31, 2008
                                          Average Annual Returns
                                                             Since     Inception
                             1 year   5 years   10 years   Inception      Date

NEW OPPORTUNITIES            -40.33%   0.24%      5.65%      4.34%      12/26/96

RUSSELL 2000 GROWTH
INDEX(1)                     -37.87%   -0.13%     1.63%     1.14%(2)       --

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 12/31/96, the date nearest the fund's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

New Opportunities

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1998

One-Year Returns Over 10 Years
Periods ended October 31
                   1999     2000      2001      2002     2003     2004    2005     2006     2007      2008
New
Opportunities     92.03%   83.28%   -53.81%   -16.46%   26.18%   0.00%   11.26%   14.39%   33.23%   -40.33%

Russell 2000
Growth Index      29.28%   16.16%   -31.50%   -21.57%   46.56%   5.53%   10.91%   17.07%   16.73%   -37.87%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
New Opportunities

Portfolio Managers: Stafford Southwick and Matthew Ferretti

PERFORMANCE SUMMARY

New Opportunities returned -40.33% for the 12 months ended October 31, 2008, reflecting the sharp decline in the U.S. stock market. The fund's performance trailed the -37.87% return of its benchmark, the Russell 2000 Growth Index.

In addition to the extreme pessimism that gripped the market, navigating through dramatic shifts in market sentiment and sector rotation was particularly challenging over the past year. In addition, our investment approach, which focuses on accelerating growth and price momentum, was out of favor for most of the period, creating further performance headwinds. As a result, the portfolio underperformed its growth-oriented benchmark index.

INDUSTRIALS UNDERPERFORMED

Stock selection in the industrials sector had the biggest negative impact on performance compared with the Russell 2000 Growth Index. Our overweight position in dry bulk carriers, which were among the best performers in the portfolio in 2007, weighed on performance during the past 12 months. Dry bulk carriers, which are ships that carry dry goods such as iron ore and coal, saw their day rates collapse as slowing global economic activity led to declining demand for dry goods. Britannia Bulk Holdings, TBS International, and DryShips
were among the worst contributors in the portfolio during the period.

We shifted our emphasis in the industrials sector during the last half of the period. We significantly reduced our exposure to the dry bulk carriers and other commodity-sensitive stocks, while adding positions in companies that are poised to benefit from lower raw materials costs.

HEALTH CARE AND ENERGY ALSO DETRACTED

Our underweight position in health care, which was one of the better-performing sectors in the index, weighed on relative results. Stock selection in the health care sector also detracted, particularly among health care equipment makers and contract research organizations (CROs). Kendle
International and PAREXEL International, both of which are CROs that perform late-stage clinical research for biotechnology and pharmaceutical companies, were hurt by concerns that capital constraints in the biotech industry will result in fewer clinical trials.

Other noteworthy decliners during the period included two energy stocks, Alpha
Natural Resources and Walter Industries. Both companies produce metallurgical coal, which was in high demand for use in steelmaking, particularly from emerging economies such as China. However, the global economic slowdown and accompanying decline in demand for commodities caused these stocks to fall sharply.

Top Ten Holdings as of October 31, 2008
                                            % of net       % of net
                                          assets as of   assets as of
                                            10/31/08        4/30/08

Syniverse Holdings, Inc.                      2.4%           1.5%
ManTech International Corp., Class A          2.3%           1.7%
Sybase, Inc.                                  1.8%           1.5%
Microsemi Corp.                               1.8%           1.4%
Perrigo Co.                                   1.7%           1.5%
AsiaInfo Holdings, Inc.                       1.7%           1.2%
TreeHouse Foods, Inc.                         1.6%            --
Websense, Inc.                                1.5%           1.2%
CACI International, Inc., Class A             1.5%           1.1%
Capstead Mortgage Corp.                       1.5%           0.7%

------
5

New Opportunities

CONSUMER AND TELECOM ADDED VALUE

The portfolio's consumer discretionary holdings outperformed their counterparts in the benchmark index. The top contributor in this sector was
DeVry, which is a for-profit secondary educational institution. As the economic environment worsened and unemployment rose, more and more people returned to school to change careers or improve their ability to find employment. DeVry was a direct beneficiary of this trend.

Another theme among our better-performing consumer stocks was a trading down in consumer spending habits to discount retailers, fast-food restaurants, and other lower-cost consumer outlets. The most notable beneficiary of this trend in the portfolio was fast-food chain Burger King, which also enjoyed lower input costs as commodity prices declined.

Stock selection also added value in the telecommunications services sector.
One of the top performers in the portfolio was Syniverse, which provides data clearinghouse services that enable wireless telecom carriers to offer and be compensated for roaming and text messaging services. Syniverse employs a transaction-based business model, and the company benefited from increased data traffic during the period.

A LOOK AHEAD

As we move into 2009, it is clear that we are facing a global recession. The
U.S. economy was the first to experience a downturn, so we expect it to be the first to recover. As a result, we are emphasizing companies with domestic end-markets.

From a sector standpoint, we are overweight in consumer staples, as well as dividend-paying stocks such as utilities and selected financials. In the materials sector, we are focusing on companies benefiting from lower input costs, while our consumer discretionary holdings have shifted from specialty retailers to discount stores and lower-priced providers.

Top Five Industries as of October 31, 2008
                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/08        4/30/08

Health Care Providers & Services          6.3%           2.1%
Commercial Banks                          5.5%           5.6%
IT Services                               5.5%           4.4%
Health Care Equipment & Supplies          5.3%           2.9%
Specialty Retail                          5.2%           2.0%

Types of Investments in Portfolio
                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/08        4/30/08

Domestic Common Stocks                    94.4%          91.8%
Foreign Common Stocks(1)                  5.2%           7.2%
TOTAL COMMON STOCKS                       99.6%          99.0%
Temporary Cash Investments                0.1%           0.5%
Other Assets and Liabilities              0.3%           0.5%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                 Beginning     Ending
                  Account     Account      Expenses Paid
                   Value       Value       During Period*      Annualized
                   5/1/08     10/31/08   5/1/08 - 10/31/08   Expense Ratio*

Actual             $1,000     $711.10          $6.45              1.50%

Hypothetical       $1,000    $1,017.60         $7.61              1.50%

* Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
New Opportunities

OCTOBER 31, 2008

Shares                                                                       Value

Common Stocks -- 99.6%

AEROSPACE & DEFENSE -- 1.6%
        28,442  Curtiss-Wright Corp.                                   $ 1,049,510
        61,313  Orbital Sciences Corp.(1)                                1,256,303
                                                                      ------------
                                                                         2,305,813
                                                                      ------------
AIRLINES -- 3.2%
        37,273  AMR Corp.(1)                                               380,557
       134,883  Hawaiian Holdings, Inc.(1)                                 944,181
       116,729  UAL Corp.                                                1,699,574
       164,670  US Airways Group, Inc.(1)                                1,669,754
                                                                      ------------
                                                                         4,694,066
                                                                      ------------
BIOTECHNOLOGY -- 4.1%
        30,219  Alexion Pharmaceuticals, Inc.(1)                         1,231,424
        44,932  Cubist Pharmaceuticals, Inc.(1)                          1,140,823
        21,988  Emergent Biosolutions, Inc.(1)                             396,004
        13,294  Martek Biosciences Corp.                                   396,560
        15,165  Myriad Genetics, Inc.(1)                                   956,760
        19,135  Onyx Pharmaceuticals, Inc.(1)                              516,262
        19,664  OSI Pharmaceuticals, Inc.(1)                               746,249
         7,346  United Therapeutics Corp.(1)                               640,792
                                                                      ------------
                                                                         6,024,874
                                                                      ------------
CAPITAL MARKETS -- 1.2%
        91,962  SWS Group, Inc.                                          1,706,815
                                                                      ------------
CHEMICALS -- 1.7%
        13,127  Airgas, Inc.                                               503,551
        19,329  Koppers Holdings, Inc.                                     459,837
        71,065  Landec Corp.(1)                                            664,458
        34,117  Scotts Miracle-Gro Co. (The), Class A                      891,136
                                                                      ------------
                                                                         2,518,982
                                                                      ------------
COMMERCIAL BANKS -- 5.5%
        44,398  Bank of the Ozarks, Inc.                                 1,349,699
        19,420  Hancock Holding Co.                                        857,587
        48,426  NBT Bancorp, Inc.                                        1,350,117
        29,410  Old Second Bancorp, Inc.                                   397,035
        91,890  Oriental Financial Group, Inc.                           1,492,294
        13,405  Simmons First National Corp., Class A                      415,823
        49,404  Southside Bancshares, Inc.                               1,190,143
        38,595  WesBanco, Inc.                                           1,049,012
                                                                      ------------
                                                                         8,101,710
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 2.5%
        26,746  Cornell Cos., Inc.(1)                                      609,007
        28,999  Geo Group, Inc. (The)(1)                                   512,122

Shares                                                                       Value

        85,287  Knoll, Inc.                                            $ 1,233,250
        40,404  Waste Connections, Inc.(1)                               1,367,675
                                                                      ------------
                                                                         3,722,054
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 2.5%
       248,700  3Com Corp.(1)                                              678,951
        32,602  Polycom, Inc.(1)                                           684,968
        62,563  Riverbed Technology, Inc.(1)                               783,914
        79,109  Seachange International, Inc.(1)                           604,393
        75,467  Tekelec(1)                                                 957,676
                                                                      ------------
                                                                         3,709,902
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 0.2%
         9,466  Northwest Pipe Co.(1)                                      271,958
                                                                      ------------
CONSUMER FINANCE -- 1.2%
       114,074  EZCORP, Inc., Class A(1)                                 1,806,932
                                                                      ------------
CONTAINERS & PACKAGING -- 0.5%
        28,550  Bemis Co., Inc.                                            709,182
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 3.0%
        34,266  DeVry, Inc.                                              1,942,540
        30,401  Matthews International Corp., Class A                    1,356,797
         4,935  Strayer Education, Inc.                                  1,116,642
                                                                      ------------
                                                                         4,415,979
                                                                      ------------
ELECTRIC UTILITIES -- 0.6%
        22,803  Central Vermont Public Service Corp.                       454,008
         9,856  ITC Holdings Corp.                                         399,956
                                                                      ------------
                                                                           853,964
                                                                      ------------
ELECTRICAL EQUIPMENT -- 2.8%
       146,955  Advanced Battery Technologies, Inc.(1)                     418,822
        15,941  American Superconductor Corp.(1)                           199,422
        28,735  AZZ, inc.(1)                                               838,487
        31,657  Energy Conversion Devices, Inc.(1)                       1,080,770
        38,080  GrafTech International Ltd.(1)                             308,829
        17,328  Jinpan International Ltd.                                  325,247
        35,304  Powell Industries, Inc.(1)                                 653,477
         9,052  Sunpower Corp., Class A(1)                                 353,571
                                                                      ------------
                                                                         4,178,625
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
        45,016  Maxwell Technologies, Inc.(1)                              408,295
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 1.8%
        14,620  Dril-Quip, Inc.(1)                                         361,114
        10,687  Lufkin Industries, Inc.                                    559,144

------
9

New Opportunities

Shares                                                                       Value

       282,660  Parker Drilling Co.(1)                                 $ 1,447,219
        11,562  T-3 Energy Services, Inc.(1)                               278,760
                                                                      ------------
                                                                         2,646,237
                                                                      ------------
FOOD & STAPLES RETAILING -- 2.2%
        61,895  Casey's General Stores, Inc.                             1,869,229
        47,553  Spartan Stores, Inc.                                     1,283,456
                                                                      ------------
                                                                         3,152,685
                                                                      ------------
FOOD PRODUCTS -- 2.9%
        28,601  JM Smucker Co. (The)                                     1,274,461
         9,936  Ralcorp Holdings, Inc.(1)                                  672,468
        76,500  TreeHouse Foods, Inc.(1)                                 2,314,890
                                                                      ------------
                                                                         4,261,819
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.3%
        28,643  Edwards Lifesciences Corp.(1)                            1,513,496
         6,178  Haemonetics Corp.(1)                                       364,873
        22,541  ICU Medical, Inc.(1)                                       721,988
        41,440  Immucor, Inc.(1)                                         1,100,232
        18,630  Masimo Corp.(1)                                            595,974
        38,937  Merit Medical Systems, Inc.(1)                             712,547
        31,338  Natus Medical, Inc.(1)                                     479,471
        13,282  NuVasive, Inc.(1)                                          625,449
        20,451  STERIS Corp.                                               696,152
        29,742  Syneron Medical Ltd.(1)                                    279,872
        14,628  West Pharmaceutical Services, Inc.                         583,950
         6,608  Zoll Medical Corp.(1)                                      159,121
                                                                      ------------
                                                                         7,833,125
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 6.3%
        19,844  Almost Family, Inc.(1)                                     955,687
        13,492  Amedisys, Inc.(1)                                          761,084
        15,608  AMN Healthcare Services, Inc.(1)                           140,316
        48,851  Amsurg Corp.(1)                                          1,218,344
        10,581  Animal Health International, Inc.(1)                        68,248
        45,738  CardioNet, Inc.(1)                                       1,170,435
        30,016  Catalyst Health Solutions, Inc.(1)                         506,370
        55,180  Emergency Medical Services Corp., Class A(1)             1,813,215
        46,084  IPC The Hospitalist Co., Inc.(1)                           938,270
        38,652  Owens & Minor, Inc.                                      1,672,472
                                                                      ------------
                                                                         9,244,441
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 2.2%
       103,344  Burger King Holdings, Inc.                               2,054,479
       140,186  CKE Restaurants, Inc.                                    1,190,179
                                                                      ------------
                                                                         3,244,658
                                                                      ------------

Shares                                                                       Value

HOUSEHOLD DURABLES -- 0.2%
         9,289  Tupperware Brands Corp.                                  $ 235,012
                                                                      ------------
INSURANCE -- 0.1%
        29,400  Amil Participacoes SA                                      135,703
                                                                      ------------
INTERNET & CATALOG RETAIL -- 0.2%
         6,753  priceline.com, Inc.(1)                                     355,410
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 3.8%
       221,617  AsiaInfo Holdings, Inc.(1)                               2,435,571
        58,445  Vocus, Inc.(1)                                             983,630
       114,139  Websense, Inc.(1)                                        2,227,993
                                                                      ------------
                                                                         5,647,194
                                                                      ------------
IT SERVICES -- 5.5%
        54,067  CACI International, Inc., Class A(1)                     2,226,479
       173,351  Cybersource Corp.(1)                                     2,106,215
        62,769  ManTech International Corp., Class A(1)                  3,385,760
        48,150  Ness Technologies, Inc.(1)                                 355,828
                                                                      ------------
                                                                         8,074,282
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.2%
         9,230  Bio-Rad Laboratories, Inc., Class A(1)                     788,057
        15,430  Kendle International, Inc.(1)                              278,820
        37,355  PerkinElmer, Inc.                                          670,149
                                                                      ------------
                                                                         1,737,026
                                                                      ------------
MACHINERY -- 1.7%
        30,964  Colfax Corp.(1)                                            263,813
         4,034  K-Tron International, Inc.(1)                              379,156
        45,344  Wabtec Corp.                                             1,802,877
                                                                      ------------
                                                                         2,445,846
                                                                      ------------
MARINE -- 0.1%
        21,684  Safe Bulkers, Inc.                                         119,479
                                                                      ------------
MEDIA -- 1.5%
        71,606  VisionChina Media, Inc. ADR(1)                             572,848
       111,539  World Wrestling Entertainment, Inc., Class A             1,588,315
                                                                      ------------
                                                                         2,161,163
                                                                      ------------
METALS & MINING -- 0.4%
        11,623  Compass Minerals International, Inc.                       638,451
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 4.2%
        67,282  Approach Resources, Inc.(1)                                733,374
        35,499  Berry Petroleum Co., Class A                               827,127
        20,689  Comstock Resources, Inc.(1)                              1,022,450
        33,857  Concho Resources, Inc.(1)                                  719,461
        43,070  EXCO Resources, Inc.(1)                                    395,813

------
10

New Opportunities

Shares                                                                       Value

        39,669  Forest Oil Corp.(1)                                    $ 1,158,732
        26,487  Penn Virginia Corp.                                        984,522
        61,166  TXCO Resources, Inc.(1)                                    320,510
                                                                      ------------
                                                                         6,161,989
                                                                      ------------
PERSONAL PRODUCTS -- 0.7%
        73,042  American Oriental Bioengineering, Inc.(1)                  446,286
        52,092  Inter Parfums, Inc.                                        607,393
                                                                      ------------
                                                                         1,053,679
                                                                      ------------
PHARMACEUTICALS -- 3.6%
       121,636  Biovail Corp.                                            1,046,069
        83,146  Obagi Medical Products, Inc.(1)                            691,775
        72,943  Perrigo Co.                                              2,480,062
       141,386  Questcor Pharmaceutical, Inc.(1)                         1,094,328
                                                                      ------------
                                                                         5,312,234
                                                                      ------------
PROFESSIONAL SERVICES -- 1.4%
        36,285  FTI Consulting, Inc.(1)                                  2,113,601
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.6%
       218,469  Capstead Mortgage Corp.                                  2,195,613
        76,961  Hatteras Financial Corp.                                 1,677,750
       214,493  U-Store-It Trust                                         1,471,422
                                                                      ------------
                                                                         5,344,785
                                                                      ------------
ROAD & RAIL -- 0.6%
        30,140  J.B. Hunt Transport Services, Inc.                         856,880
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.2%
        82,224  EMCORE Corp.(1)                                            292,717
        34,670  MEMC Electronic Materials, Inc.(1)                         637,235
       120,963  Microsemi Corp.(1)                                       2,629,736
       549,700  RF Micro Devices, Inc.(1)                                1,093,903
        59,590  Supertex, Inc.(1)                                        1,437,311
                                                                      ------------
                                                                         6,090,902
                                                                      ------------
SOFTWARE -- 4.6%
       125,929  NetScout Systems, Inc.(1)                                1,211,437
        40,849  Quality Systems, Inc.                                    1,572,278
        11,385  salesforce.com, inc.(1)                                    352,479
        99,470  Sybase, Inc.(1)                                          2,648,886
       103,513  Wind River Systems, Inc.(1)                                904,704
                                                                      ------------
                                                                         6,689,784
                                                                      ------------
SPECIALTY RETAIL -- 5.2%
        56,640  Aeropostale, Inc.(1)                                     1,371,254
        23,379  Buckle, Inc. (The)                                         615,803
       138,803  Hot Topic, Inc.(1)                                         899,444
        69,752  Monro Muffler, Inc.                                      1,501,761

Shares                                                                       Value

       104,034  RadioShack Corp.                                       $ 1,317,070
        28,365  Tractor Supply Co.(1)                                    1,178,849
       271,761  Wet Seal, Inc. (The), Class A(1)                           798,977
                                                                      ------------
                                                                         7,683,158
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
        11,335  Deckers Outdoor Corp.(1)                                   961,888
        13,672  Warnaco Group, Inc. (The)(1)                               407,562
                                                                      ------------
                                                                         1,369,450
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 0.9%
        85,014  First Niagara Financial Group, Inc.                      1,340,671
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.7%
        57,282  DXP Enterprises, Inc.(1)                                   799,657
        19,438  Houston Wire & Cable Co.                                   223,926
                                                                      ------------
                                                                         1,023,583
                                                                      ------------
WATER UTILITIES -- 0.3%
        67,664  Cascal NV                                                  447,936
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.4%
       186,770  Syniverse Holdings, Inc.(1)                              3,511,276
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $164,352,894)                                                    146,361,610
                                                                      ------------
Temporary Cash Investments -- 0.1%

         7,622  JPMorgan U.S. Treasury Plus Money Market Fund
                Agency Shares                                                7,622

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 8.125%,
5/15/21, valued at $203,573), in a joint trading account at 0.05%,
dated 10/31/08, due 11/3/08 (Delivery value $200,001)                      200,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $207,622)                                                            207,622
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 99.7%
(Cost $164,560,516)                                                    146,569,232
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 0.3%                                       362,476
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $146,931,708
                                                                      ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

ASSETS

Investment securities, at value (cost of $164,560,516)                $146,569,232

Cash                                                                       144,171

Foreign currency holdings, at value (cost of $16,581)                       16,030

Receivable for investments sold                                          6,143,512

Receivable for capital shares sold                                          26,230

Dividends and interest receivable                                           42,141
                                                                     -------------
                                                                       152,941,316
                                                                     -------------

LIABILITIES

Payable for investments purchased                                        5,754,431

Payable for capital shares redeemed                                         66,050

Accrued management fees                                                    189,127
                                                                     -------------
                                                                         6,009,608
                                                                     -------------

NET ASSETS                                                            $146,931,708
                                                                     =============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                             300,000,000
                                                                     =============
Outstanding                                                             28,721,913
                                                                     =============

NET ASSET VALUE PER SHARE                                                    $5.12
                                                                     =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $266,214,526

Accumulated net realized loss on investment and foreign currency
transactions                                                         (101,285,892)

Net unrealized depreciation on investments and translation of
assets and liabilities in foreign currencies                          (17,996,926)
                                                                     -------------
                                                                      $146,931,708
                                                                     =============

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $3,507)                    $ 1,717,758

Interest                                                                    95,564
                                                                    --------------
                                                                         1,813,322
                                                                    --------------

EXPENSES:

Management fees                                                          3,255,975

Directors' fees and expenses                                                 5,739

Other expenses                                                               2,568
                                                                    --------------
                                                                         3,264,282
                                                                    --------------

NET INVESTMENT INCOME (LOSS)                                           (1,450,960)
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency
transactions                                                          (34,752,582)

Change in unrealized appreciation (depreciation) on investments
and translation of assets and liabilities in foreign currency         (68,501,298)
                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              (103,253,880)
                                                                    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(104,704,840)
                                                                    ==============

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007

Increase (Decrease) in Net Assets                         2008           2007

OPERATIONS

Net investment income (loss)                           $(1,450,960)   $(2,081,598)

Net realized gain (loss)                               (34,752,582)     53,831,813

Change in net unrealized appreciation
(depreciation)                                         (68,501,298)     20,464,068
                                                      -------------   ------------
Net increase (decrease) in net assets resulting
from operations                                       (104,704,840)     72,214,283
                                                      -------------   ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                11,746,882     15,958,764

Payments for shares redeemed(1)                        (30,538,826)   (65,620,583)
                                                      -------------   ------------
Net increase (decrease) in net assets from capital
share transactions                                     (18,791,944)   (49,661,819)
                                                      -------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                 (123,496,784)     22,552,464

NET ASSETS

Beginning of period                                     270,428,492    247,876,028
                                                      -------------   ------------
End of period                                          $146,931,708   $270,428,492
                                                      =============   ============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                      1,641,508      2,133,906

Redeemed                                                (4,448,068)    (9,110,565)
                                                      -------------   ------------
Net increase (decrease) in shares of the fund           (2,806,560)    (6,976,659)
                                                     =============   ============

(1) Net of redemption fees of $26,903 and $11,866 respectively.

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks of smaller-sized companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

------
15

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund has adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes--an Interpretation of FASB Statement No. 109" during the current fiscal year. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2.00% redemption fee on shares held less than 180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
16

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 1.10% to 1.50%. The effective annual management fee for the fund for the year ended October 31, 2008 was
1.50%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the fund had a bank line of credit with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended ended October 31, 2008, were $342,983,801 and
$352,580,986, respectively.

4. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The fund did not borrow from either line during the year ended
October 31, 2008.

5. RISK FACTORS

The fund concentrates its investments in common stocks of small companies.
Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

------
17

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
There were no distributions paid by the fund during the years ended October
31, 2008 and October 31, 2007.

As of October 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                            $166,282,840
                                                         ==============
Gross tax appreciation of investments                       $ 6,133,603

Gross tax depreciation of investments                      (25,847,211)
                                                         --------------
Net tax appreciation (depreciation) of investments        $(19,713,608)
                                                         ==============
Net tax appreciation (depreciation) on translation
of assets and liabilities in foreign currencies               $ (5,642)
                                                         --------------
Net tax appreciation (depreciation)                       $(19,719,250)
                                                         ==============
Accumulated capital losses                                $(99,563,568)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

      2009             2010       2011   2012   2013   2014  2015        2016

 $(28,666,431)    $(37,698,539)    --     --     --     --    --    $(33,198,598)

7. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 will not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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18

FINANCIAL HIGHLIGHTS
New Opportunities

For a Share Outstanding Throughout the Years Ended October 31
                                   2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $8.58     $6.44      $5.63      $5.06      $5.06
                               --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                (0.05)(1)    (0.07)     (0.06)     (0.06)     (0.06)

 Net Realized and
 Unrealized Gain (Loss)          (3.41)      2.21       0.87       0.63       0.06
                               --------  --------   --------   --------   --------
 Total From
 Investment Operations           (3.46)      2.14       0.81       0.57         --
                               --------  --------   --------   --------   --------
Net Asset Value,
End of Period                     $5.12     $8.58      $6.44      $5.63      $5.06
                               ========  ========   ========   ========   ========

TOTAL RETURN(2)                (40.33)%    33.23%     14.39%     11.26%      0.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        1.50%     1.50%      1.50%      1.50%      1.49%

Ratio of Net Investment
Income (Loss) to
Average Net Assets              (0.66)%   (0.83)%    (0.84)%    (0.98)%    (1.04)%

Portfolio Turnover Rate            159%      201%       298%       260%       269%

Net Assets, End of
Period (in thousands)          $146,932  $270,428   $247,876   $240,464   $273,555

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

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19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund, one of the funds constituting American Century Mutual Funds, Inc. (the "Corporation"), as
of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New
Opportunities Fund, one of the funds constituting American Century Mutual
Funds, Inc., as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 16, 2008

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20

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM or the advisor); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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21

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc.; Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc.; Charming Shoppes, Inc.

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22

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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23

APPROVAL OF MANAGEMENT AGREEMENT
New Opportunities

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning New Opportunities (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

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24

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the fund is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

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25

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one- and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the fund.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

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26

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group. The board concluded that the management fee paid by the fund to the advisor was reasonable in light of the services provided to the fund.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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27

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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28

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

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29

NOTES

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30

NOTES

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NOTES

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AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

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AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0812
CL-ANN-62716S

[front cover]

ANNUAL REPORT
OCTOBER 31, 2008

[american century investments logo and text logo®]

AMERICAN CENTURY INVESTMENTS

BALANCED FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
October 31, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Market Returns. . . . . . . . . . . . . . . . . . . . . . . . .      2

BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STORMY SEAS SANK STOCKS

In an increasingly volatile investment environment, U.S. stocks fell sharply for the 12 months ended October 31, 2008. The ongoing storm in the credit markets intensified throughout the period, creating a liquidity crisis that battered the financial sector. A number of venerable financial institutions faced bankruptcy, a federal government bailout, or takeover by a competitor.

The economic environment also deteriorated during the period. U.S. economic growth contracted in the first and third quarters of 2008, and would likely have done so in the second quarter as well if not for the government's stimulus payments. Job growth was negative in each of the first 10 months of
2008, boosting the unemployment rate to a 14-year high, and consumer spending slowed markedly.

Despite efforts by the government and the Federal Reserve (the Fed) to ease the credit crisis, the stock market crumpled under the weight of the economic downturn, declining corporate earnings, and financial instability. The decline was particularly acute in the last two months of the period as market conditions grew more volatile; in October, the stock market suffered its worst monthly performance in 21 years and one of the 10 worst months in its history.

BONDS WERE MIXED BUT POSITIVE

Volatility was also a factor in the U.S. bond market, which advanced modestly overall for the 12-month period. Like the stock market, bonds were buffeted by the credit crisis and economic slowdown, but the impact produced widely divergent returns for the different sectors of the bond market.

Treasury bonds were the best performers, benefiting from a flight to quality as increasingly risk-averse investors fled to the relative safety of government bonds. Growing demand for high-quality bonds also provided a lift to mortgage-backed securities issued by government agencies. In contrast, the economic downturn, uncertain credit environment, and weaker corporate profit growth put downward pressure on corporate bonds, which declined sharply during the period.

U.S. Market Returns
For the 12 months ended October 31, 2008

STOCK INDICES
Russell 1000 Index (large-cap)                -36.80%
Russell Midcap Index                          -40.67%
Russell 2000 Index (small-cap)                -34.16%

CITIGROUP U.S. BOND MARKET INDICES
Broad Investment-Grade (multi-sector)           1.12%
Treasury                                        7.74%
Mortgage (mortgage-backed)                      4.52%
Agency                                          4.39%
Credit (investment-grade corporate)           -11.68%

------
2

PERFORMANCE
Balanced

Total Returns as of October 31, 2008
                                            Average Annual Returns
                                                               Since    Inception
                               1 year   5 years   10 years   Inception     Date

INVESTOR CLASS                -20.52%    2.19%      2.49%      7.35%     10/20/88

BLENDED INDEX(1)              -22.70%    1.84%      2.58%    8.37%(2)       --

S&P 500 INDEX(3)              -36.10%    0.26%      0.40%    8.79%(2)       --

CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX                     1.12%     3.74%      5.12%    7.09%(2)       --

Institutional Class           -20.37%    2.38%       --        1.00%      5/1/00

(1) See Index Definitions page.

(2) Since 10/31/88, the date nearest the Investor Class's inception for which data are available.

(3) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Balanced

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1998

One-Year Returns Over 10 Years
Periods ended October 31
                 1999     2000     2001      2002      2003    2004     2005    2006     2007     2008
Investor Class  12.03%   5.90%   -10.46%    -6.80%    15.92%   8.46%   6.89%   11.04%   8.92%   -20.52%

Blended index   15.17%   6.84%   -10.54%    -6.64%    14.57%   7.99%   5.78%   11.83%   10.95%  -22.70%

S&P 500 Index   25.67%   6.09%   -24.90%    -15.11%   20.80%   9.42%   8.72%   16.34%   14.56%  -36.10%

Citigroup US
Broad
Investment-Grade
Bond Index       0.49%   7.28%    14.61%     5.75%    4.99%    5.70%   1.24%    5.24%   5.50%    1.12%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Balanced

Equity Portfolio Managers: Bill Martin and Tom Vaiana

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, Jeff Houston,
Hando Aguilar, Brian Howell, John Walsh, Dan Shiffman, and Jim Platz

PERFORMANCE SUMMARY

Balanced returned -20.52%* for the 12 months ended October 31, 2008, compared with the -22.70% return of its benchmark (a blended index consisting of 60%
S&P 500 Index and 40% Citigroup US Broad Investment-Grade [BIG] Bond Index).

The overall decline in the benchmark resulted primarily from a sharp drop in stocks, mitigated in part by a modest advance for bonds. The fund also posted a negative return but outperformed its benchmark as both the equity and fixed-income portions of the portfolio outpaced their respective counterparts in the benchmark. (It's worth noting that the fund's results reflected operating expenses, while the benchmark's return did not.)

STOCK COMPONENT OUTPERFORMED

In a challenging and volatile investment environment, Balanced's stock portfolio outperformed the S&P 500 for the 12-month period. The key to this outperformance was favorable stock selection in the financials sector. In particular, the portfolio avoided or minimized its exposure to many of the worst performers in this sector. Examples included insurance firm American
International Group, which agreed to a substantial federal government bailout;
commercial bank Wachovia, which sold itself to Wells Fargo to avoid insolvency; and brokerage firm Lehman Brothers, which filed for bankruptcy.

The portfolio's health care stocks also outperformed, driven primarily by its holdings in the biotechnology industry. The top contributors were biotech firm
Amgen, which rallied as its new osteoporosis medication achieved success in clinical trials, and pharmaceutical company Johnson & Johnson, which enjoyed strong results in its consumer products division.

On the downside, holdings in the utilities and industrials sectors had the biggest negative impact on relative performance. Texas-based independent power producer Reliant Energy, a portfolio overweight, declined sharply amid shrinking profit margins

Balanced's Top Ten Stock Holdings as of October 31, 2008
                                            % of equity    % of S&P 500
                                              holdings         Index

Exxon Mobil Corp.                               5.4%           4.5%
Procter & Gamble Co. (The)                      3.1%           2.3%
Johnson & Johnson                               2.9%           2.0%
Hewlett-Packard Co.                             2.0%           1.1%
Chevron Corp.                                   2.0%           1.8%
Pfizer, Inc.                                    2.0%           1.4%
Wells Fargo & Co.                               1.9%           1.3%
General Electric Co.                            1.9%           2.4%
ConocoPhillips                                  1.8%           0.9%
AT&T, Inc.                                      1.8%           1.9%

Balanced's Top Five Stock Industries as of October 31, 2008
                                            % of equity    % of S&P 500
                                              holdings         Index

Oil, Gas & Consumable Fuels                    12.5%           11.1%
Pharmaceuticals                                 6.9%           7.3%
Computers & Peripherals                         4.2%           3.0%
Household Products                              4.1%           3.1%
Capital Markets                                 4.0%           2.6%

*All fund returns referenced in this commentary are for Investor Class shares.

------
5

Balanced

and higher financing costs, as well as facilities damage and power outages in the aftermath of Hurricane Ike. In the industrials sector, the biggest detractor was construction company Fluor; the company had significant exposure to the oil and gas industry, which slumped late in the period.

FIXED-INCOME CONTRIBUTED POSITIVELY

The portfolio's bond component posted a positive return for the 12-month period and surpassed the performance of the Citigroup BIG Index. The bond portion was well positioned for the credit crisis and economic downturn, with an overweight position in Treasury bonds, the best performers in the bond market, and an underweight position in corporate bonds, the worst fixed-income performers. Diversification into municipal bonds and Treasury inflation-protected securities (TIPS) also added value during the period.

A steeper yield curve--which occurs when the gap between short- and long-term interest rates widens--also boosted results as the portfolio was structured to benefit from the steeper curve. We reduced our bias toward a steeper yield curve late in the period but did not eliminate it entirely.

More recently, we have shifted the fixed-income portfolio back toward neutral with respect to sector weightings. We increased our holdings of municipal bonds, government agency securities, and TIPS while reducing our exposure to nominal Treasury bonds. In addition, we have been selectively adding corporate bonds to the portfolio, seeking to take advantage of attractive values in the corporate sector.

OUTLOOK

The economic storms and market turbulence investors have weathered since last autumn show no signs of abating in the near future. A meaningful recovery for the economy remains elusive amid further deterioration in the housing and mortgage markets, the highest unemployment rate in 14 years, and a troubled financial sector that is unable or unwilling to lend. Despite governmental efforts to thaw the frozen credit markets and stimulate the economy, we expect a long and difficult road to recovery.

In this environment, we will continue to pursue our disciplined investment approach for both portions of the portfolio, looking to take advantage of attractive investment opportunities in a tumultuous market environment.

Key Fixed-Income Portfolio Statistics
                                               As of           As of
                                              10/31/08        4/30/08

Weighted Average Life                        6.6 years       7.1 years
Average Duration (Effective)                 5.3 years       4.7 years

Types of Investments in Portfolio
                                             % of fund       % of fund
                                            investments     investments
                                           as of 10/31/08  as of 4/30/08

Common Stocks                                  56.2%           50.8%
Mortgage- & Asset-Backed Securities            27.6%           21.5%
Corporate Bonds                                 9.1%           8.2%
Municipal Securities                            2.2%           1.8%
U.S. Treasury Securities                        1.9%           8.2%
U.S. Government Agency Securities               0.5%           0.2%
Sovereign Governments & Agencies               --(1)           0.1%
Temporary Cash Investments                      2.5%           2.7%
Temporary Cash Investments - Securities
Lending Collateral                               --            6.5%

(1) Category is less than 0.05% of total net assets.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          Beginning     Ending
                          Account       Account      Expenses Paid     Annualized
                          Value          Value       During Period*      Expense
                            5/1/08     10/31/08    5/1/08 - 10/31/08     Ratio*
ACTUAL

Investor Class              $1,000      $824.80          $4.13            0.90%

Institutional Class         $1,000      $825.00          $3.21            0.70%

HYPOTHETICAL

Investor Class              $1,000     $1,020.61         $4.57            0.90%

Institutional Class         $1,000     $1,021.62         $3.56            0.70%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Balanced

OCTOBER 31, 2008

Shares/Principal Amount                                                      Value

Common Stocks -- 60.0%

AEROSPACE & DEFENSE -- 2.0%
        41,703  Boeing Co.                                             $ 2,179,816
        43,593  General Dynamics Corp.                                   2,629,529
         4,189  Goodrich Corp.                                             153,150
         3,740  L-3 Communications Holdings, Inc.                          303,576
        31,419  Lockheed Martin Corp.                                    2,672,186
        10,920  Northrop Grumman Corp.                                     512,039
        13,631  Raytheon Co.                                               696,680
                                                                     -------------
                                                                         9,146,976
                                                                     -------------
AIR FREIGHT & LOGISTICS -- 0.6%
         4,969  C.H. Robinson Worldwide, Inc.                              257,295
         9,831  FedEx Corp.                                                642,652
        30,379  United Parcel Service, Inc., Class B                     1,603,404
                                                                     -------------
                                                                         2,503,351
                                                                     -------------
AIRLINES -- 0.1%
        24,808  Southwest Airlines Co.                                     292,238
                                                                     -------------
AUTO COMPONENTS -- 0.1%
        57,846  TRW Automotive Holdings Corp.(1)                           365,587
                                                                     -------------
BEVERAGES -- 1.8%
        15,944  Anheuser-Busch Cos., Inc.                                  989,006
        60,269  Coca-Cola Co. (The)                                      2,655,452
        45,988  Constellation Brands, Inc., Class A(1)                     576,690
        73,304  Dr Pepper Snapple Group, Inc.(1)                         1,678,662
        36,319  PepsiCo, Inc.                                            2,070,546
                                                                     -------------
                                                                         7,970,356
                                                                     -------------
BIOTECHNOLOGY -- 2.0%
        77,586  Amgen, Inc.(1)                                           4,646,626
        12,043  Celgene Corp.(1)                                           773,883
        31,974  Cephalon, Inc.(1)                                        2,293,175
        28,369  Gilead Sciences, Inc.(1)                                 1,300,719
                                                                     -------------
                                                                         9,014,403
                                                                     -------------
CAPITAL MARKETS -- 2.4%
        66,272  Bank of New York Mellon Corp. (The)                      2,160,467
         2,053  BlackRock, Inc.                                            269,641
        43,941  Charles Schwab Corp. (The)                                 840,152
        12,404  Goldman Sachs Group, Inc. (The)                          1,147,370
        23,266  Janus Capital Group, Inc.                                  273,143
         6,002  Knight Capital Group, Inc., Class A(1)                      86,789

Shares/Principal Amount                                                      Value

        55,200  Merrill Lynch & Co., Inc.                              $ 1,026,168
        27,985  Morgan Stanley                                             488,898
        26,589  Northern Trust Corp.                                     1,497,227
        55,815  Raymond James Financial, Inc.                            1,299,931
        33,829  State Street Corp.                                       1,466,487
         6,873  T. Rowe Price Group, Inc.                                  271,758
                                                                     -------------
                                                                        10,828,031
                                                                     -------------
CHEMICALS -- 0.3%
        34,046  Ashland, Inc.                                              769,099
         8,920  Monsanto Co.                                               793,702
                                                                     -------------
                                                                         1,562,801
                                                                     -------------
COMMERCIAL BANKS -- 1.5%
         5,515  PNC Financial Services Group, Inc.                         367,685
        13,802  Royal Bank of Canada                                       534,551
        28,875  Valley National Bancorp                                    548,625
       150,993  Wells Fargo & Co.                                        5,141,312
                                                                     -------------
                                                                         6,592,173
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
        12,174  Allied Waste Industries, Inc.(1)                           126,853
        93,913  Pitney Bowes, Inc.                                       2,327,164
         8,697  R.R. Donnelley & Sons Co.                                  144,110
                                                                     -------------
                                                                         2,598,127
                                                                     -------------
COMMUNICATIONS EQUIPMENT -- 0.9%
       158,367  Cisco Systems, Inc.(1)                                   2,814,181
       173,884  Motorola, Inc.                                             933,757
         4,630  QUALCOMM, Inc.                                             177,144
                                                                     -------------
                                                                         3,925,082
                                                                     -------------
COMPUTERS & PERIPHERALS -- 2.5%
        28,123  Apple, Inc.(1)                                           3,025,753
        97,356  EMC Corp.(1)                                             1,146,854
       138,085  Hewlett-Packard Co.                                      5,285,894
        63,904  Lexmark International, Inc., Class A(1)                  1,650,640
                                                                     -------------
                                                                        11,109,141
                                                                     -------------
CONSTRUCTION & ENGINEERING -- 0.5%
        42,637  EMCOR Group, Inc.(1)                                       757,659
        36,449  Fluor Corp.                                              1,455,409
                                                                     -------------
                                                                         2,213,068
                                                                     -------------
CONSUMER FINANCE -- 0.4%
        23,533  Capital One Financial Corp.                                920,611
        71,111  Discover Financial Services                                871,110
                                                                     -------------
                                                                         1,791,721
                                                                     -------------

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9

Balanced

Shares/Principal Amount                                                      Value

CONTAINERS & PACKAGING -- 0.1%
        12,725  Rock-Tenn Co., Class A                                   $ 386,967
         4,476  Sonoco Products Co.                                        112,706
                                                                     -------------
                                                                           499,673
                                                                     -------------
DIVERSIFIED -- 0.4%
        60,306  PowerShares QQQ                                          1,983,464
                                                                     -------------
DIVERSIFIED CONSUMER SERVICES -- 0.3%
        66,094  H&R Block, Inc.                                          1,303,374
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES -- 2.1%
       114,385  Bank of America Corp.                                    2,764,685
       138,232  Citigroup, Inc.                                          1,886,867
       112,737  JPMorgan Chase & Co.                                     4,650,401
                                                                     -------------
                                                                         9,301,953
                                                                     -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
       176,651  AT&T, Inc.                                               4,728,947
         3,606  CenturyTel, Inc.                                            90,547
         5,325  Embarq Corp.                                               159,750
        67,258  Verizon Communications, Inc.                             1,995,545
        13,904  Windstream Corp.                                           104,419
                                                                     -------------
                                                                         7,079,208
                                                                     -------------
ELECTRIC UTILITIES -- 1.1%
        10,029  Edison International                                       356,932
        31,742  Entergy Corp.                                            2,477,463
         4,771  Exelon Corp.                                               258,779
        22,960  FPL Group, Inc.                                          1,084,631
        45,348  Pepco Holdings, Inc.                                       936,436
                                                                     -------------
                                                                         5,114,241
                                                                     -------------
ELECTRICAL EQUIPMENT -- 0.2%
        24,976  Emerson Electric Co.                                       817,464
                                                                     -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
       278,007  Celestica, Inc.(1)                                       1,387,255
        41,316  Jabil Circuit, Inc.                                        347,467
                                                                     -------------
                                                                         1,734,722
                                                                     -------------
ENERGY EQUIPMENT & SERVICES -- 1.2%
        32,349  BJ Services Co.                                            415,685
        34,734  ENSCO International, Inc.                                1,320,239
        19,904  FMC Technologies, Inc.(1)                                  696,441
        26,636  National Oilwell Varco, Inc.(1)                            796,150
        10,405  Oil States International, Inc.(1)                          240,668
        32,940  Schlumberger Ltd.                                        1,701,351
                                                                     -------------
                                                                         5,170,534
                                                                     -------------
FOOD & STAPLES RETAILING -- 2.1%
       114,927  Kroger Co. (The)                                         3,155,895
        60,560  SYSCO Corp.                                              1,586,672
        79,479  Wal-Mart Stores, Inc.                                    4,435,723
                                                                     -------------
                                                                         9,178,290
                                                                     -------------

Shares/Principal Amount                                                      Value

FOOD PRODUCTS -- 1.5%
        34,476  General Mills, Inc.                                    $ 2,335,404
        43,087  H.J. Heinz Co.                                           1,888,072
        17,620  Hershey Co. (The)                                          656,169
        11,823  JM Smucker Co. (The)                                       526,833
        43,129  Kraft Foods, Inc., Class A                               1,256,779
                                                                     -------------
                                                                         6,663,257
                                                                     -------------
GAS UTILITIES -- 0.4%
        29,152  Nicor, Inc.                                              1,347,114
        11,625  Piedmont Natural Gas Co., Inc.                             382,695
                                                                     -------------
                                                                         1,729,809
                                                                     -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.9%
        19,417  Baxter International, Inc.                               1,174,534
         7,556  Becton, Dickinson & Co.                                    524,386
        46,011  Medtronic, Inc.                                          1,855,624
         1,086  St. Jude Medical, Inc.(1)                                   41,301
         3,701  STERIS Corp.                                               125,982
         6,572  Varian Medical Systems, Inc.(1)                            299,092
                                                                     -------------
                                                                         4,020,919
                                                                     -------------
HEALTH CARE PROVIDERS & SERVICES -- 1.5%
        74,410  Cigna Corp.                                              1,212,883
        42,408  Express Scripts, Inc.(1)                                 2,570,349
        64,741  Omnicare, Inc.                                           1,784,910
        26,405  WellPoint, Inc.(1)                                       1,026,362
                                                                     -------------
                                                                         6,594,504
                                                                     -------------
HEALTH CARE TECHNOLOGY(2)
         6,894  IMS Health, Inc.                                            98,860
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE -- 0.8%
        61,059  McDonald's Corp.                                         3,537,148
                                                                     -------------
HOUSEHOLD DURABLES -- 0.5%
         4,949  NVR, Inc.(1)                                             2,426,049
                                                                     -------------
HOUSEHOLD PRODUCTS -- 2.5%
        13,148  Church & Dwight Co., Inc.                                  776,915
        10,644  Clorox Co.                                                 647,262
        20,047  Colgate-Palmolive Co.                                    1,258,150
       127,988  Procter & Gamble Co. (The)                               8,260,345
                                                                     -------------
                                                                        10,942,672
                                                                     -------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%
        12,773  NRG Energy, Inc.(1)                                        296,972
       152,382  Reliant Energy, Inc.(1)                                    800,006
                                                                     -------------
                                                                         1,096,978
                                                                     -------------
INDUSTRIAL CONGLOMERATES -- 1.1%
       255,821  General Electric Co.                                     4,991,068
                                                                     -------------

------
10

Balanced

Shares/Principal Amount                                                      Value

INSURANCE -- 1.9%
        24,035  ACE Ltd.                                               $ 1,378,648
        41,625  American Financial Group, Inc.                             946,136
        14,402  Arch Capital Group Ltd.(1)                               1,004,540
        47,018  Aspen Insurance Holdings Ltd.                            1,079,533
        27,233  Chubb Corp.                                              1,411,214
        27,692  Prudential Financial, Inc.                                 830,760
        40,246  Travelers Cos., Inc. (The)                               1,712,467
                                                                     -------------
                                                                         8,363,298
                                                                     -------------
INTERNET & CATALOG RETAIL(2)
         1,016  Amazon.com, Inc.(1)                                         58,156
                                                                     -------------
INTERNET SOFTWARE & SERVICES -- 0.6%
         7,578  Google, Inc., Class A(1)                                 2,723,230
                                                                     -------------
IT SERVICES -- 2.2%
        83,777  Accenture Ltd., Class A                                  2,768,830
        35,253  Alliance Data Systems Corp.(1)                           1,768,290
        45,997  International Business Machines Corp.                    4,276,341
        11,288  Visa, Inc., Class A                                        624,791
        17,061  Western Union Co. (The)                                    260,351
                                                                     -------------
                                                                         9,698,603
                                                                     -------------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
        19,825  Hasbro, Inc.                                               576,313
        27,454  Polaris Industries, Inc.                                   924,376
                                                                     -------------
                                                                         1,500,689
                                                                     -------------
LIFE SCIENCES TOOLS & SERVICES -- 0.1%
        11,040  Invitrogen Corp.(1)                                        317,842
                                                                     -------------
MACHINERY -- 0.8%
        34,897  AGCO Corp.(1)                                            1,099,954
        57,411  Caterpillar, Inc.                                        2,191,378
         6,207  Dover Corp.                                                197,196
                                                                     -------------
                                                                         3,488,528
                                                                     -------------
MEDIA -- 1.1%
       244,162  Comcast Corp., Class A                                   3,847,993
        58,846  DISH Network Corp., Class A(1)                             926,236
                                                                     -------------
                                                                         4,774,229
                                                                     -------------
METALS & MINING -- 0.1%
        11,267  Freeport-McMoRan Copper & Gold, Inc.                       327,869
        12,770  Reliance Steel & Aluminum Co.                              319,761
                                                                     -------------
                                                                           647,630
                                                                     -------------
MULTILINE RETAIL -- 0.4%
        41,300  Big Lots, Inc.(1)                                        1,008,959
         9,953  Family Dollar Stores, Inc.                                 267,835
        35,796  Macy's, Inc.                                               439,933
                                                                     -------------
                                                                         1,716,727
                                                                     -------------

Shares/Principal Amount                                                      Value

MULTI-INDUSTRY -- 0.8%
       136,232  Financial Select Sector SPDR Fund                      $ 2,115,683
        38,455  SPDR KBW Regional Banking ETF                            1,265,170
                                                                     -------------
                                                                         3,380,853
                                                                     -------------
MULTI-UTILITIES -- 0.5%
       128,709  CenterPoint Energy, Inc.                                 1,482,728
         5,153  DTE Energy Co.                                             181,901
        15,816  Public Service Enterprise Group, Inc.                      445,220
                                                                     -------------
                                                                         2,109,849
                                                                     -------------
OIL, GAS & CONSUMABLE FUELS -- 7.5%
        14,044  Apache Corp.                                             1,156,243
        70,458  Chevron Corp.                                            5,256,167
        91,548  ConocoPhillips                                           4,762,327
        14,315  Devon Energy Corp.                                       1,157,511
       193,690  Exxon Mobil Corp.                                       14,356,303
        18,930  Frontline Ltd.                                             601,974
         6,731  Hess Corp.                                                 405,273
         2,887  Massey Energy Co.                                           66,661
        43,955  McMoRan Exploration Co.(1)                                 623,721
         5,370  Noble Energy, Inc.                                         278,273
        28,024  Occidental Petroleum Corp.                               1,556,453
        38,187  Spectra Energy Corp.                                       738,155
        38,197  Stone Energy Corp.(1)                                    1,158,897
        14,340  Sunoco, Inc.                                               437,370
        45,318  W&T Offshore, Inc.                                         868,746
                                                                     -------------
                                                                        33,424,074
                                                                     -------------
PHARMACEUTICALS -- 4.2%
         3,131  Abbott Laboratories                                        172,675
        68,558  Eli Lilly & Co.                                          2,318,631
       128,497  Johnson & Johnson                                        7,882,006
        66,142  Merck & Co., Inc.                                        2,047,095
       296,673  Pfizer, Inc.                                             5,254,079
        63,340  Schering-Plough Corp.                                      917,797
                                                                     -------------
                                                                        18,592,283
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS (REITS)(2)
        15,803  Host Hotels & Resorts, Inc.                                163,403
                                                                     -------------
ROAD & RAIL -- 0.7%
         9,235  Burlington Northern Santa Fe Corp.                         822,469
        12,251  CSX Corp.                                                  560,116
        12,175  Norfolk Southern Corp.                                     729,770
        16,924  Union Pacific Corp.                                      1,130,015
                                                                     -------------
                                                                         3,242,370
                                                                     -------------

------
11

Balanced

Shares/Principal Amount                                                      Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%
       222,641  Amkor Technology, Inc.(1)                                $ 903,922
        82,874  Intel Corp.                                              1,325,984
       375,396  LSI Corp.(1)                                             1,445,275
         7,253  National Semiconductor Corp.                                95,522
                                                                     -------------
                                                                         3,770,703
                                                                     -------------
SOFTWARE -- 1.5%
        15,497  Autodesk, Inc.(1)                                          330,241
       186,763  Microsoft Corp.                                          4,170,418
        43,991  Oracle Corp.(1)                                            804,595
       115,045  Symantec Corp.(1)                                        1,447,266
                                                                     -------------
                                                                         6,752,520
                                                                     -------------
SPECIALTY RETAIL -- 1.0%
        13,526  AutoZone, Inc.(1)                                        1,721,724
        15,010  Best Buy Co., Inc.                                         402,418
       162,467  Gap, Inc. (The)                                          2,102,323
        25,530  RadioShack Corp.                                           323,210
                                                                     -------------
                                                                         4,549,675
                                                                     -------------
TOBACCO -- 0.9%
        66,073  Altria Group, Inc.                                       1,267,941
        64,005  Philip Morris International, Inc.                        2,782,297
                                                                     -------------
                                                                         4,050,238
                                                                     -------------
TOTAL COMMON STOCKS
(Cost $310,119,239)                                                    267,522,142
                                                                     -------------

U.S. Government Agency Mortgage-Backed Securities(3) -- 20.4%

FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 18.4%
      $ 87,035  FHLMC, 7.00%, 10/1/12                                       91,806
     1,952,438  FHLMC, 4.50%, 1/1/19(6)                                  1,872,636
       120,186  FHLMC, 6.50%, 1/1/28                                       123,029
       979,748  FHLMC, 5.50%, 12/1/33(6)                                   957,999
     3,249,906  FHLMC, 5.50%, 1/1/38(6)                                  3,172,179
     1,170,841  FHLMC, 6.00%, 8/1/38(6)                                  1,169,633
       224,600  FHLMC, 6.50%, 7/1/47                                       222,003
    18,598,092  FNMA, 6.00%, settlement date 11/13/08(4)                18,589,369
     5,390,000  FNMA, 6.50%, settlement date 11/13/08(4)                 5,463,272
        20,024  FNMA, 6.00%, 2/1/09                                         20,111
        11,873  FNMA, 6.50%, 5/1/11                                         12,149
       122,355  FNMA, 7.50%, 11/1/11                                       128,149
           741  FNMA, 6.50%, 10/1/12                                           759
        10,189  FNMA, 6.50%, 5/1/13                                         10,435
         4,417  FNMA, 6.50%, 5/1/13                                          4,524
        25,829  FNMA, 6.50%, 6/1/13                                         26,453

Shares/Principal Amount                                                      Value

       $ 1,544  FNMA, 6.50%, 6/1/13                                         $1,581
         3,704  FNMA, 6.50%, 6/1/13                                          3,791
        27,743  FNMA, 6.50%, 6/1/13                                         28,413
        13,031  FNMA, 6.50%, 6/1/13                                         13,346
        86,731  FNMA, 6.00%, 1/1/14                                         87,768
       311,713  FNMA, 6.00%, 4/1/14                                        315,440
       788,477  FNMA, 4.50%, 5/1/19                                        755,018
     1,535,162  FNMA, 4.50%, 5/1/19(6)                                   1,470,017
     2,960,010  FNMA, 5.00%, 9/1/20(6)                                   2,900,539
        27,762  FNMA, 6.50%, 1/1/28                                         28,419
       127,550  FNMA, 7.00%, 1/1/28                                        132,840
       143,063  FNMA, 6.50%, 1/1/29                                        146,447
       189,793  FNMA, 7.50%, 7/1/29                                        199,608
        69,229  FNMA, 7.50%, 9/1/30                                         72,665
       120,605  FNMA, 6.50%, 9/1/31                                        123,307
        39,555  FNMA, 7.00%, 9/1/31                                         40,975
       227,449  FNMA, 6.50%, 1/1/32                                        232,475
       447,323  FNMA, 7.00%, 6/1/32                                        463,200
       218,773  FNMA, 6.50%, 8/1/32                                        223,607
     1,448,118  FNMA, 5.50%, 6/1/33(6)                                   1,418,401
     1,886,170  FNMA, 5.50%, 7/1/33(6)                                   1,847,464
     1,527,881  FNMA, 5.50%, 8/1/33(6)                                   1,496,528
       926,879  FNMA, 5.50%, 9/1/33                                        907,859
     4,783,343  FNMA, 5.00%, 11/1/33(6)                                  4,542,632
     6,859,501  FNMA, 5.50%, 1/1/34(6)                                   6,720,125
     4,594,390  FNMA, 4.50%, 9/1/35                                      4,177,640
     5,309,722  FNMA, 5.00%, 2/1/36                                      5,035,884
     2,354,172  FNMA, 5.50%, 4/1/36                                      2,302,919
     4,716,599  FNMA, 5.50%, 5/1/36                                      4,613,914
     1,792,747  FNMA, 5.50%, 2/1/37                                      1,752,877
     3,252,613  FNMA, 6.50%, 8/1/37                                      3,257,288
       135,560  FNMA, 6.50%, 6/1/47                                        133,993
       450,529  FNMA, 6.50%, 8/1/47                                        445,320
       328,289  FNMA, 6.50%, 8/1/47                                        324,493
       770,616  FNMA, 6.50%, 9/1/47                                        761,706
        55,551  FNMA, 6.50%, 9/1/47                                         54,908
       541,848  FNMA, 6.50%, 9/1/47                                        535,582
       384,409  FNMA, 6.50%, 9/1/47                                        379,965
       444,775  FNMA, 6.50%, 9/1/47                                        439,632
       193,405  GNMA, 7.00%, 4/20/26                                       198,473
       104,577  GNMA, 7.50%, 8/15/26                                       110,679
        34,245  GNMA, 7.00%, 2/15/28                                        35,173
        75,069  GNMA, 7.50%, 2/15/28                                        79,287
        56,870  GNMA, 7.00%, 12/15/28                                       58,411
        15,693  GNMA, 8.00%, 12/15/29                                       16,782
       226,224  GNMA, 7.00%, 5/15/31                                       231,858
     1,410,370  GNMA, 5.50%, 11/15/32                                    1,387,782
                                                                     -------------
                                                                        82,371,537
                                                                     -------------

------
12

Balanced

Shares/Principal Amount                                                      Value

ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 2.0%
    $1,732,556  FHLMC, VRN, 6.78%, 9/1/10                              $ 1,759,868
     2,332,245  FHLMC, VRN, 6.00%, 11/1/11                               2,359,286
     1,322,465  FNMA, VRN, 6.49%, 1/1/10                                 1,346,652
     1,138,359  FNMA, VRN, 6.46%, 6/1/11                                 1,164,675
       947,607  FNMA, VRN, 6.42%, 7/1/11                                   967,125
     1,218,728  FNMA, VRN, 5.95%, 5/1/12                                 1,237,827
                                                                     -------------
                                                                         8,835,433
                                                                     -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $92,554,738)                                                      91,206,970
                                                                     -------------

Corporate Bonds -- 9.7%

AEROSPACE & DEFENSE -- 0.3%
       262,000  Honeywell International, Inc., 5.30%, 3/15/17              234,985
       230,000  Honeywell International, Inc., 5.30%, 3/1/18               202,883
       378,000  Lockheed Martin Corp., 6.15%, 9/1/36                       324,324
       454,000  United Technologies Corp., 6.05%, 6/1/36                   382,275
       200,000  United Technologies Corp., 6.125%, 7/15/38                 172,613
                                                                     -------------
                                                                         1,317,080
                                                                     -------------
AUTOMOBILES -- 0.1%
       260,000  DaimlerChrysler N.A. Holding Corp., 5.875%,
                3/15/11                                                    212,385
       330,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
                11/15/13                                                   247,699
                                                                     -------------
                                                                           460,084
                                                                     -------------
BEVERAGES -- 0.4%
       580,000  Coca-Cola Co. (The), 5.35%, 11/15/17                       527,766
       460,000  Diageo Capital plc, 5.75%, 10/23/17                        396,384
       670,000  SABMiller plc, 6.20%, 7/1/11(5)                            680,996
                                                                     -------------
                                                                         1,605,146
                                                                     -------------
CAPITAL MARKETS -- 0.4%
       550,000  Credit Suisse (New York), 5.00%, 5/15/13                   496,701
       330,000  Deutsche Bank AG (London), 4.875%, 5/20/13                 307,949
       609,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10                   561,757
       210,000  Morgan Stanley, 6.00%, 4/28/15                             170,935
       320,000  Morgan Stanley, 6.625%, 4/1/18                             266,847
                                                                     -------------
                                                                         1,804,189
                                                                     -------------

Shares/Principal Amount                                                      Value

CHEMICALS -- 0.1%
     $ 340,000  Air Products & Chemicals, Inc., 4.15%, 2/1/13            $ 308,024
       240,000  Rohm & Haas Co., 5.60%, 3/15/13                            229,830
                                                                     -------------
                                                                           537,854
                                                                     -------------
COMMERCIAL BANKS -- 0.6%
       280,000  KeyCorp, 6.50%, 5/14/13                                    246,842
       450,000  PNC Bank N.A., 4.875%, 9/21/17                             361,909
       290,000  PNC Bank N.A., 6.00%, 12/7/17                              252,404
       328,000  PNC Funding Corp., 5.125%, 12/14/10                        326,205
       110,000  SunTrust Bank, 7.25%, 3/15/18                               92,329
       373,000  Wachovia Bank N.A., 4.80%, 11/1/14                         313,352
       583,000  Wachovia Bank N.A., 4.875%, 2/1/15                         499,174
       516,000  Wells Fargo & Co., 4.625%, 8/9/10                          514,256
       140,000  Wells Fargo Bank N.A., 6.45%, 2/1/11                       139,967
                                                                     -------------
                                                                         2,746,438
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES(2)
       230,000  Pitney Bowes, Inc., 5.75%, 9/15/17                         203,372
                                                                     -------------
CONSUMER FINANCE -- 0.5%
       250,000  American Express Centurion Bank, 4.375%, 7/30/09           243,336
       300,000  American Express Centurion Bank, 5.55%, 10/17/12           251,329
       340,000  General Electric Capital Corp., 6.125%, 2/22/11            336,832
       220,000  General Electric Capital Corp., 4.80%, 5/1/13              197,982
       450,000  General Electric Capital Corp., 5.625%, 9/15/17            368,744
       220,000  John Deere Capital Corp., 4.50%, 4/3/13                    199,728
       532,000  John Deere Capital Corp., 5.50%, 4/13/17                   456,991
                                                                     -------------
                                                                         2,054,942
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
       580,000  Bank of America Corp., 4.375%, 12/1/10                     565,596
       420,000  Bank of America N.A., 5.30%, 3/15/17                       354,689
       360,000  Bank of America N.A., 6.00%, 10/15/36                      276,955
       330,000  Citigroup, Inc., 5.50%, 4/11/13                            302,265

------
13

Balanced

Shares/Principal Amount                                                      Value

     $ 402,000  Citigroup, Inc., 5.00%, 9/15/14                          $ 318,035
       320,000  Citigroup, Inc., 6.125%, 5/15/18                           274,799
       450,000  Pricoa Global Funding I, 5.40%, 10/18/12(5)                415,428
                                                                     -------------
                                                                         2,507,767
                                                                     -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
       350,000  AT&T, Inc., 6.80%, 5/15/36                                 296,606
       110,000  AT&T, Inc., 6.40%, 5/15/38                                  88,050
        70,000  BellSouth Corp., 6.875%, 10/15/31                           56,776
       350,000  British Telecommunications plc, 5.95%, 1/15/18             277,955
       219,000  Embarq Corp., 7.08%, 6/1/16                                168,859
       120,000  Qwest Corp., 7.875%, 9/1/11                                104,700
       200,000  Qwest Corp., 7.50%, 10/1/14                                155,000
       490,000  Telecom Italia Capital SA, 4.00%, 1/15/10                  441,836
       280,000  Telefonica Emisiones SAU, 7.05%, 6/20/36                   222,023
       304,000  Verizon Communications, Inc., 5.55%, 2/15/16               265,886
       230,000  Verizon Communications, Inc., 5.50%, 2/15/18               193,597
       216,000  Verizon Communications, Inc., 6.25%, 4/1/37                166,880
       350,000  Verizon Communications, Inc., 6.40%, 2/15/38               273,946
                                                                     -------------
                                                                         2,712,114
                                                                     -------------
ELECTRIC UTILITIES -- 0.5%
       420,000  Carolina Power & Light Co., 5.15%, 4/1/15                  381,600
       401,000  Cleveland Electric Illuminating Co. (The), 5.70%,
                4/1/17                                                     320,214
       266,000  Florida Power Corp., 4.50%, 6/1/10                         260,300
       230,000  Florida Power Corp., 6.35%, 9/15/37                        201,224
       420,000  Pacific Gas & Electric Co., 4.20%, 3/1/11                  400,467
       163,000  Pacific Gas & Electric Co., 5.80%, 3/1/37                  121,507
       220,000  Pacific Gas & Electric Co., 6.35%, 2/15/38                 172,958
       345,000  Southern California Edison Co., 5.625%, 2/1/36             273,469
       190,000  Toledo Edison Co. (The), 6.15%, 5/15/37                    131,774
                                                                     -------------
                                                                         2,263,513
                                                                     -------------
ELECTRICAL EQUIPMENT -- 0.1%
       320,000  Rockwell Automation, Inc., 6.25%, 12/1/37                  272,750
                                                                     -------------

Shares/Principal Amount                                                      Value

FOOD & STAPLES RETAILING -- 0.4%
     $ 330,000  CVS Caremark Corp., 5.75%, 6/1/17                        $ 266,922
       460,000  SYSCO Corp., 4.20%, 2/12/13                                450,038
       220,000  Wal-Mart Stores, Inc., 4.25%, 4/15/13                      214,100
       468,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27                      400,192
       330,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37                      296,390
       220,000  Wal-Mart Stores, Inc., 6.20%, 4/15/38                      190,027
                                                                     -------------
                                                                         1,817,669
                                                                     -------------
FOOD PRODUCTS -- 0.3%
       350,000  Cargill, Inc., 5.20%, 1/22/13(5)                           318,562
       170,000  General Mills, Inc., 5.65%, 9/10/12                        157,168
       220,000  Kellogg Co., 6.60%, 4/1/11                                 221,905
       320,000  Kellogg Co., 5.125%, 12/3/12                               305,706
       330,000  Kraft Foods, Inc., 6.00%, 2/11/13                          308,798
                                                                     -------------
                                                                         1,312,139
                                                                     -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.3%
       710,000  Baxter Finco BV, 4.75%, 10/15/10                           695,626
       500,000  Baxter International, Inc., 5.90%, 9/1/16                  467,926
       220,000  Baxter International, Inc., 5.375%, 6/1/18                 195,418
       230,000  Baxter International, Inc., 6.25%, 12/1/37                 197,235
                                                                     -------------
                                                                         1,556,205
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE -- 0.2%
       560,000  McDonald's Corp., 5.35%, 3/1/18                            500,806
       230,000  McDonald's Corp., 6.30%, 10/15/37                          201,814
       310,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13               217,000
       230,000  Yum! Brands, Inc., 6.875%, 11/15/37                        149,580
                                                                     -------------
                                                                         1,069,200
                                                                     -------------
HOUSEHOLD PRODUCTS(2)
       230,000  Kimberly-Clark Corp., 6.125%, 8/1/17                       214,913
                                                                     -------------
INDUSTRIAL CONGLOMERATES -- 0.3%
     1,208,000  General Electric Co., 5.00%, 2/1/13                      1,140,986
       230,000  General Electric Co., 5.25%, 12/6/17                       192,986
                                                                     -------------
                                                                         1,333,972
                                                                     -------------

------
14

Balanced

Shares/Principal Amount                                                      Value

INSURANCE -- 0.5%
     $ 423,000  Hartford Financial Services Group, Inc. (The),
                5.375%, 3/15/17                                          $ 296,367
       230,000  Hartford Financial Services Group, Inc. (The),
                6.30%, 3/15/18                                             164,202
       460,000  Lincoln National Corp., 6.30%, 10/9/37                     300,626
       750,000  MetLife Global Funding I, 5.125%, 4/10/13(5)               671,336
       550,000  New York Life Global Funding, 4.65%, 5/9/13(5)             516,236
       270,000  Prudential Financial, Inc., 5.40%, 6/13/35                 154,163
       230,000  Travelers Cos., Inc. (The), 6.25%, 6/15/37                 174,619
                                                                     -------------
                                                                         2,277,549
                                                                     -------------
MACHINERY(2)
       230,000  Caterpillar Financial Services Corp., 4.85%,
                12/7/12                                                    213,929
                                                                     -------------
MEDIA -- 0.7%
       489,000  Comcast Corp., 5.90%, 3/15/16                              421,832
       220,000  Comcast Corp., 5.70%, 5/15/18                              182,312
       220,000  Comcast Corp., 6.40%, 5/15/38                              168,303
       271,000  News America Holdings, Inc., 7.75%, 1/20/24                229,181
       320,000  Pearson Dollar Finance Two plc, 6.25%, 5/6/18(5)           267,435
       680,000  Rogers Cable, Inc., 6.25%, 6/15/13                         625,138
       650,000  Time Warner Cable, Inc., 5.40%, 7/2/12                     583,301
       550,000  Time Warner Cable, Inc., 6.75%, 7/1/18                     473,055
       195,000  Time Warner, Inc., 5.50%, 11/15/11                         172,625
        70,000  Time Warner, Inc., 7.625%, 4/15/31                          55,982
                                                                     -------------
                                                                         3,179,164
                                                                     -------------
METALS & MINING -- 0.2%
       350,000  ArcelorMittal, 6.125%, 6/1/18(5)                           241,825
       660,000  Rio Tinto Finance USA Ltd., 5.875%, 7/15/13                563,957
       197,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16(5)            151,139
                                                                     -------------
                                                                           956,921
                                                                     -------------

Shares/Principal Amount                                                      Value

MULTI-UTILITIES -- 0.3%
     $ 230,000  CenterPoint Energy Resources Corp., 6.125%,
                11/1/17                                                   $176,911
       330,000  CenterPoint Energy Resources Corp., 6.25%, 2/1/37          206,674
       258,000  Dominion Resources, Inc., 4.75%, 12/15/10                  249,725
       230,000  Dominion Resources, Inc., 6.40%, 6/15/18                   195,443
       460,000  NSTAR Electric Co., 5.625%, 11/15/17                       411,344
                                                                     -------------
                                                                         1,240,097
                                                                     -------------
MULTILINE RETAIL -- 0.2%
       175,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12            131,988
       240,000  Kohl's Corp., 6.875%, 12/15/37                             163,261
       600,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13              437,799
                                                                     -------------
                                                                           733,048
                                                                     -------------
OIL, GAS & CONSUMABLE FUELS -- 0.7%
       260,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17            216,028
       230,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39             169,945
       450,000  Enbridge Energy Partners LP, 6.50%, 4/15/18                375,849
       785,000  Enterprise Products Operating LP, 4.95%, 6/1/10            747,253
       260,000  Enterprise Products Operating LP, 6.30%, 9/15/17           212,958
       340,000  Nexen, Inc., 6.40%, 5/15/37                                231,954
       613,000  Premcor Refining Group, Inc. (The), 6.125%, 5/1/11         615,656
       120,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37                 81,958
       342,000  XTO Energy, Inc., 5.30%, 6/30/15                           280,512
       272,000  XTO Energy, Inc., 6.10%, 4/1/36                            187,413
       110,000  XTO Energy, Inc., 6.375%, 6/15/38                           77,284
                                                                     -------------
                                                                         3,196,810
                                                                     -------------
PHARMACEUTICALS -- 0.7%
       450,000  Abbott Laboratories, 5.875%, 5/15/16                       431,116
       210,000  Abbott Laboratories, 5.60%, 11/30/17                       193,872
     1,020,000  AstraZeneca plc, 5.40%, 9/15/12                          1,004,847
       360,000  AstraZeneca plc, 5.90%, 9/15/17                            333,222
       550,000  GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13              522,414

------
15

Balanced

Shares/Principal Amount                                                      Value

     $ 330,000  GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38           $ 279,137
       272,000  Wyeth, 5.95%, 4/1/37                                       220,955
                                                                     -------------
                                                                         2,985,563
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
       490,000  ProLogis, 5.625%, 11/15/16                                 268,097
                                                                     -------------
ROAD & RAIL -- 0.1%
       340,000  Union Pacific Corp., 5.75%, 11/15/17                       288,835
                                                                     -------------
SOFTWARE -- 0.3%
       254,000  Intuit, Inc., 5.75%, 3/15/17                               197,444
     1,110,000  Oracle Corp., 5.75%, 4/15/18                               973,661
                                                                     -------------
                                                                         1,171,105
                                                                     -------------
SPECIALTY RETAIL -- 0.1%
       230,000  Lowe's Cos., Inc., 5.60%, 9/15/12                          227,952
                                                                     -------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
       410,000  Rogers Communications, Inc., 6.80%, 8/15/18                359,791
       313,000  Vodafone Group plc, 5.625%, 2/27/17                        256,177
                                                                     -------------
                                                                           615,968
                                                                     -------------
TOTAL CORPORATE BONDS
(Cost $49,866,504)                                                      43,144,385
                                                                     -------------

Collateralized Mortgage Obligations(3) -- 4.7%

PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.9%
     1,482,845  Banc of America Alternative Loan Trust, Series
                2007-2, Class 2A4, 5.75%, 6/25/37                        1,346,193
     4,457,320  Countrywide Home Loan Mortgage Pass-Through
                Trust, Series 2007-16, Class A1, 6.50%, 10/25/37         3,365,086
     1,000,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2002 CKN2, Class A3 SEQ, 6.13%,
                4/15/37                                                    943,469
     5,000,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2002 CKP1, Class B, 6.57%, 12/15/35        4,771,694
     1,059,446  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2003 AR28, Class 2A1, VRN, 4.92%,
                11/1/08                                                  1,016,456
        82,292  MASTR Alternative Loans Trust, Series 2003-8,
                Class 4A1, 7.00%, 12/25/33                                  68,638

Shares/Principal Amount                                                      Value

     $ 767,731  Thornburg Mortgage Securities Trust, Series
                2006-5, Class A1, VRN, 3.38%, 11/25/08, resets
                monthly off the 1-month LIBOR plus 0.12% with no
                caps                                                     $ 696,641
       875,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A3, VRN,
                4.59%, 11/1/08                                             840,793
                                                                     -------------
                                                                        13,048,970
                                                                     -------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%
       225,983  FHLMC, Series 77, Class H, 8.50%, 9/15/20                  244,347
       253,701  FHLMC, Series 2541, Class EA, 5.00%, 3/15/16               255,497
     1,215,721  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15             1,225,544
     1,200,000  FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25         1,082,202
       418,891  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14              420,223
     2,388,335  FNMA, Series 2005-63, Class HA SEQ, 5.00%, 4/25/23       2,394,199
     2,187,884  FNMA, Series 2006-44, Class OA, 5.50%, 12/25/26          2,218,963
                                                                     -------------
                                                                         7,840,975
                                                                     -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $22,742,222)                                                      20,889,945
                                                                     -------------

Commercial Mortgage-Backed Securities(3) -- 4.0%

     2,169,000  Banc of America Commercial Mortgage, Inc., Series
                2004-2, Class A3 SEQ, 4.05%, 11/10/38                    2,048,866
       900,000  Banc of America Commercial Mortgage, Inc., Series
                2006-6, Class A3 SEQ, 5.37%, 10/10/45                      731,505
     9,798,886  Banc of America Commercial Mortgage, Inc. STRIPS-
                COUPON, Series 2004-1, Class XP, VRN, 0.63%,
                11/1/08                                                    136,931
     1,316,742  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 BBA7, Class A1, VRN, 4.67%,
                11/15/08, resets monthly off the 1-month LIBOR
                plus 0.11% with no caps(5)                               1,172,495
    15,179,050  Bear Stearns Commercial Mortgage Securities Trust
                STRIPS-COUPON, Series 2004 T16, Class X2, VRN,
                0.72%, 11/1/08                                             322,705

------
16

Balanced

Shares/Principal Amount                                                      Value

      $ 75,055  Commercial Mortgage Pass-Through Certificates,
                Series 2005 F10A, Class A1, VRN, 4.66%, 11/15/08,
                resets monthly off the 1-month LIBOR plus 0.10%
                with no caps(5)                                            $69,519
       500,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2000 C1, Class B, VRN, 7.66%,
                11/1/08                                                    501,642
       800,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2001 CK3, Class A4 SEQ, 6.53%,
                6/15/34                                                    778,794
     1,200,000  Credit Suisse Mortgage Capital Certificates,
                Series 2007 TF2A, Class A1, VRN, 4.74%, 11/15/08,
                resets monthly off the 1-month LIBOR plus 0.18%
                with no caps(5)                                          1,058,277
     1,660,000  Greenwich Capital Commercial Funding Corp.,
                Series 2005 GG3, Class A2 SEQ, 4.31%, 8/10/42            1,598,331
       186,409  Greenwich Capital Commercial Funding Corp.,
                Series 2006 FL4A, Class A1, VRN, 4.14%, 11/5/08,
                resets monthly off the 1-month LIBOR plus 0.09%
                with no caps(5)                                            157,933
       291,861  GS Mortgage Securities Corp. II, Series 2007 EOP,
                Class A1, VRN, 4.14%, 11/6/08, resets monthly off
                the 1-month LIBOR plus 0.09% with no caps(5)               246,605
     3,200,000  LB-UBS Commercial Mortgage Trust, Series 2003 C3,
                Class A3 SEQ, 3.85%, 5/15/27                             2,915,756
       894,691  LB-UBS Commercial Mortgage Trust, Series 2004 C1,
                Class A2 SEQ, 3.62%, 1/15/29                               876,220
       509,076  LB-UBS Commercial Mortgage Trust, Series 2004 C4,
                Class A2, VRN, 4.57%, 11/1/08                              503,224
     1,279,047  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
                Class A2 SEQ, 4.82%, 4/15/30                             1,220,880
     3,000,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
                Class A3 SEQ, 4.65%, 7/15/30                             2,688,912
       180,581  Lehman Brothers Floating Rate Commercial Mortgage
                Trust, Series 2006 LLFA, Class A1, VRN, 4.64%,
                11/15/08, resets monthly off the 1-month LIBOR
                plus 0.08% with no caps(5)                                 154,558

Shares/Principal Amount                                                      Value

     $ 698,724  Merrill Lynch Floating Trust, Series 2006-1,
                Class A1, VRN, 4.63%, 11/15/08, resets monthly
                off the 1-month LIBOR plus 0.07% with no caps(5)         $ 589,167
                                                                     -------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $19,238,848)                                                      17,772,320
                                                                     -------------

Municipal Securities -- 2.3%

     3,700,000  Clark County School District GO, Series 2004 D,
                (Building Bonds), 5.00%, 12/15/14, Prerefunded at
                100% of Par (MBIA)(7)                                    4,000,588
     3,600,000  Clark County School District GO, Series 2005 C,
                (Building Bonds), 5.00%, 12/15/15, Prerefunded at
                100% of Par (FSA)(7)                                     3,902,004
     1,580,000  Georgia GO, Series 2008 B, 5.00%, 7/1/18                 1,671,766
       800,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33              701,512
                                                                     -------------
TOTAL MUNICIPAL SECURITIES
(Cost $10,389,807)                                                      10,275,870
                                                                     -------------

U.S. Treasury Securities and Equivalents -- 2.1%

       310,000  U.S. Treasury Bonds, 6.25%, 5/15/30                        373,066
       929,000  U.S. Treasury Bonds, 4.75%, 2/15/37(6)                     980,458
     2,735,892  U.S. Treasury Inflation Indexed Notes, 3.00%,
                7/15/12(6)                                               2,668,857
     2,964,625  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/14(6)                                               2,715,069
     2,823,957  U.S. Treasury Inflation Indexed Notes, 1.625%,
                1/15/18(6)                                               2,448,794
                                                                     -------------
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $10,217,903)                                                       9,186,244
                                                                     -------------

U.S. Government Agency Securities -- 0.5%

     2,200,000  FNMA, 5.00%, 2/13/17
(Cost $2,248,069)                                                        2,172,295
                                                                     -------------

Asset-Backed Securities(3) -- 0.4%

       153,535  Accredited Mortgage Loan Trust, Series 2006-2,
                Class A1, VRN, 3.30%, 11/25/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps              152,024
     1,000,000  CNH Equipment Trust, Series 2007 C, Class A3A
                SEQ, 5.21%, 12/15/11                                       995,041

------
17

Balanced

Shares/Principal Amount                                                      Value

     $ 121,541  Long Beach Mortgage Loan Trust, Series 2006-6,
                Class 2A1, VRN, 3.30%, 11/25/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps            $ 121,011
       252,993  SLM Student Loan Trust, Series 2006-5, Class A2,
                VRN, 3.53%, 1/26/09, resets quarterly off the
                3-month LIBOR minus 0.01% with no caps                     252,133
       127,794  SLM Student Loan Trust, Series 2006-10, Class A2,
                VRN, 3.55%, 1/26/09, resets quarterly off the
                3-month LIBOR plus 0.01% with no caps                      127,436
                                                                     -------------
TOTAL ASSET-BACKED SECURITIES
(Cost $1,655,804)                                                        1,647,645
                                                                     -------------

Shares/Principal Amount                                                      Value

Sovereign Governments & Agencies(2)

     $ 145,000  Hydro Quebec, 8.40%, 1/15/22
(Cost $169,832)                                                          $ 189,952
                                                                     -------------

Temporary Cash Investments -- 2.7%

    12,039,615  JPMorgan U.S. Treasury Plus Money Market Fund
                Agency Shares(6)
(Cost $12,039,615)                                                      12,039,615
                                                                     -------------
TOTAL INVESTMENT SECURITIES -- 106.8%
(Cost $531,242,581)                                                    476,047,383
                                                                     -------------
OTHER ASSETS AND LIABILITIES -- (6.8)%                                (30,150,855)
                                                                     -------------
TOTAL NET ASSETS -- 100.0%                                            $445,896,528
                                                                     =============

Futures Contracts
                                                Underlying Face       Unrealized
   Contracts Purchased      Expiration Date     Amount at Value      Gain (Loss)

      18  U.S. Long Bond     December 2008         $2,036,250         $(103,287)
      37  U.S. Treasury
          2-Year Notes       December 2008         7,948,641            97,042
                                                 -------------      -------------
                                                   $9,984,891         $ (6,245)
                                                 =============      =============

                                                Underlying Face       Unrealized
      Contracts Sold        Expiration Date     Amount at Value      Gain (Loss)

      70  U.S. Treasury
          10-Year Notes      December 2008         $7,915,469          $30,468
                                                 =============      =============

Swap Agreements
                                                                      Unrealized
Notional Amount  Description of Agreement          Expiration Date   Gain (Loss)

CREDIT DEFAULT

      $ 240,000  Pay quarterly a fixed rate          March 2013        $(1,681)
                 equal to 0.70% multiplied by
                 the notional amount and receive
                 from Barclays Bank plc upon
                 each default event of Rohm &
                 Haas Co., par value of the
                 proportional notional amount of
                 Rohm & Haas Co., 7.85%, 7/15/29.
        970,000  Pay quarterly a fixed rate           June 2013         2,127
                 equal to 0.60% multiplied by
                 the notional amount and receive
                 from Deutsche Bank AG upon each
                 default event of Marsh &
                 McLennan Cos., Inc., par value
                 of the proportional notional
                 amount of Marsh & McLennan
                 Cos., Inc., 5.375%, 7/15/14.
        653,000  Pay quarterly a fixed rate         December 2013       2,271
                 equal to 0.595% multiplied by
                 the notional amount and receive
                 from Deutsche Bank AG upon each
                 default event of Hartford
                 Financial Services Group, Inc.,
                 par value of the proportional
                 notional amount of Hartford
                 Financial Services Group, Inc.,
                 4.75%, 3/1/14.
      2,650,000  Pay quarterly a fixed rate          March 2017         87,035
                 equal to 0.12% multiplied by
                 the notional amount and receive
                 from Barclays Bank plc upon
                 each default event of Pfizer
                 Inc., par value of the
                 proportional notional amount of
                 Pfizer Inc., 4.65%, 3/1/18.
                                                                    -------------
                                                                       $89,752
                                                                    =============

------
18

Balanced

Notes to Schedule of Investments

Equivalent = Security whose principal payments are secured by U.S. Treasury

ETF = Exchange Traded Fund

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

MBIA = MBIA Insurance Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

SPDR = Standard & Poor's Depositary Receipts

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective October 31, 2008.

(1) Non-income producing.

(2) Category is less than 0.05% of total net assets.

(3) Final maturity indicated, unless otherwise noted.

(4) Forward commitment.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at October 31, 2008 was $6,711,511, which represented 1.5% of total net assets.

(6) Security, or portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements. At period end, the aggregate value of securities pledged was $42,047,000.

(7) Escrowed to maturity in U.S. government securities or state and local government securities.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
19

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

ASSETS

Investment securities, at value (cost of $531,242,581)                $476,047,383

Cash                                                                       888,308

Receivable for investments sold                                          4,372,795

Receivable for capital shares sold                                          97,927

Unrealized appreciation on swap agreements                                  91,433

Dividends and interest receivable                                        1,981,439
                                                                    --------------
                                                                       483,479,285
                                                                    --------------

LIABILITIES

Payable for investments purchased                                       36,318,637

Payable for capital shares purchased                                       917,942

Payable for variation margin on futures contracts                              158

Unrealized depreciation on swap agreements                                   1,681

Accrued management fees                                                    344,339
                                                                    --------------
                                                                        37,582,757
                                                                    --------------

NET ASSETS                                                            $445,896,528
                                                                    ==============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $513,785,108

Undistributed net investment income                                      1,340,022

Accumulated net realized loss on investment transactions              (14,148,625)

Net unrealized depreciation on investments                            (55,079,977)
                                                                    --------------
                                                                      $445,896,528
                                                                    ==============
INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                            $439,969,416

Shares outstanding                                                      34,754,078

Net asset value per share                                                   $12.66

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                              $5,927,112

Shares outstanding                                                         468,123

Net asset value per share                                                   $12.66

See Notes to Financial Statements.

------
20

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                              $ 12,527,797

Dividends (net of foreign taxes withheld of $19,063)                     6,090,753

Securities lending, net                                                    195,958
                                                                    --------------
                                                                        18,814,508
                                                                    --------------

EXPENSES:

Management fees                                                          5,100,209

Distribution and service fees -- Advisor Class                               2,761

Directors' fees and expenses                                                14,990

Other expenses                                                               4,322
                                                                    --------------
                                                                         5,122,282
                                                                    --------------

NET INVESTMENT INCOME (LOSS)                                            13,692,226
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                               (18,178,359)

Futures and swaps transactions                                           4,687,552
                                                                    --------------
                                                                      (13,490,807)
                                                                    --------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                          (121,550,079)

Futures and swaps                                                          150,265
                                                                    --------------
                                                                     (121,399,814)
                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              (134,890,621)
                                                                    --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $(121,198,395)
                                                                    ==============

See Notes to Financial Statements.

------
21

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007

Increase (Decrease) in Net Assets                            2008             2007

OPERATIONS

Net investment income (loss)                         $ 13,692,226     $ 13,585,777

Net realized gain (loss)                             (13,490,807)       41,026,936

Change in net unrealized
appreciation (depreciation)                         (121,399,814)        1,286,437
                                                   --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                     (121,198,395)       55,899,150
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                      (13,588,608)     (13,376,037)

 Institutional Class                                    (152,831)         (31,846)

 Advisor Class                                                 --        (278,770)

From net realized gains:

 Investor Class                                      (40,498,231)     (24,593,629)

 Institutional Class                                     (82,676)         (48,992)

 Advisor Class                                                 --        (617,315)
                                                   --------------   --------------
Decrease in net assets from distributions            (54,322,346)     (38,946,589)
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions                      (29,341,788)     (20,109,153)
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS               (204,862,529)      (3,156,592)

NET ASSETS

Beginning of period                                   650,759,057      653,915,649
                                                   --------------   --------------
End of period                                       $ 445,896,528     $650,759,057
                                                   ==============   ==============

Undistributed net investment income                    $1,340,022       $1,445,049
                                                   ==============   ==============

See Notes to Financial Statements.

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22

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth and current income. The fund pursues its objective by investing approximately 60%
of its assets in equity securities and the remainder in bonds and other fixed-income securities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Institutional Class. Prior to December 3, 2007, the fund was authorized to issue the Advisor Class (see Note 9). The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

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23

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

SWAP AGREEMENTS -- The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

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24

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund has adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an interpretation of FASB Statement No. 109" during the current fiscal year. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.80% to 0.90% for the Investor Class and
Advisor Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for the year ended October 31, 2008 was 0.90% and 0.70%, for the Investor Class and Institutional Class,
respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Individual Shareholder Services Plan (the plan) for the
Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS)
an annual distribution and service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended October 31, 2008, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

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25

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2008, totaled $869,070,050, of which $421,773,671 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended October 31,
2008, totaled $925,285,266, of which $470,832,008 represented U.S. Treasury and Agency obligations.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                             Year ended                        Year ended
                                       October 31, 2008                  October 31, 2007
                               Shares            Amount           Shares           Amount
INVESTOR CLASS/
SHARES AUTHORIZED         250,000,000                        200,000,000
                       ==============                     ==============
Sold                        2,498,883      $ 37,970,203        3,006,468     $ 51,143,165

Issued in
connection with
reclassification
(Note 9)                      732,507        12,525,159               --               --

Issued in
reinvestment of
distributions               3,360,729        52,807,274        2,197,817       36,858,846

Redeemed                  (8,259,045)     (125,882,923)      (6,167,002)    (105,041,020)
                       --------------    --------------   --------------   --------------
                          (1,666,926)      (22,580,287)        (962,717)     (17,039,009)
                       --------------    --------------   --------------   --------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED                 15,000,000                         15,000,000
                       ==============                     ==============
Sold                          511,350         7,883,323           26,034          443,053

Issued in
reinvestment of
distributions                  15,330           235,507            4,818           80,838

Redeemed                    (135,139)       (2,010,038)         (26,339)        (453,631)
                       --------------    --------------   --------------   --------------
                              391,541         6,108,792            4,513           70,260
                       --------------    --------------   --------------   --------------
ADVISOR CLASS/
SHARES AUTHORIZED                 N/A                         50,000,000
                       ==============                     ==============
Sold                            5,330            90,447          203,936        3,468,589

Issued in
reinvestment of
distributions                      --                --           46,532          776,513

Issued in
connection with
reclassification
(Note 9)                    (732,507)      (12,525,159)               --               --

Redeemed                     (25,768)         (435,581)        (430,742)      (7,385,506)
                       --------------    --------------   --------------   --------------
                            (752,945)      (12,870,293)        (180,274)      (3,140,404)
                       --------------    --------------   --------------   --------------
Net increase
(decrease)                (2,028,330)    $ (29,341,788)      (1,138,478)   $ (20,109,153)
                       ==============    ==============   ==============   ==============

5. SECURITIES LENDING

As of October 31, 2008, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The fund did not borrow from either line during the year ended
October 31, 2008.

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26

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2008 and October 31, 2007 were as follows:

                                                             2008             2007
DISTRIBUTIONS PAID FROM

Ordinary income                                       $21,351,722      $14,401,841

Long-term capital gains                               $32,970,624      $24,544,748

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                       $537,609,171
                                                                    ==============
Gross tax appreciation of investments                                 $ 17,005,743

Gross tax depreciation of investments                                 (78,567,531)
                                                                    --------------
Net tax appreciation (depreciation) of investments                   $(61,561,788)
                                                                    ==============
Net tax appreciation (depreciation) on derivatives                        $ 90,998
                                                                    --------------
Net tax appreciation (depreciation)                                  $(61,470,790)
                                                                    ==============
Undistributed ordinary income                                           $1,340,022

Accumulated capital losses                                            $(7,757,812)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2016.

9. CORPORATE EVENT

On July 27, 2007, the Advisor Class shareholders of the fund approved a reclassification of Advisor Class shares into Investor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March
7, 2007. The reclassification was effective on December 3, 2007.

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27

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 will not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

11. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2008.

For corporate taxpayers, the fund hereby designates $5,446,848, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2008 as qualified for the corporate dividends received deduction.

The fund hereby designates $32,970,624, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended October 31,
2008.

The fund hereby designates $7,605,985 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

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28

FINANCIAL HIGHLIGHTS
Balanced

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
                                   2008       2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $17.47     $17.03     $16.52     $15.73     $14.77
                               --------   --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.37       0.35       0.35       0.31       0.26

 Net Realized and
 Unrealized Gain (Loss)          (3.69)       1.11       1.40       0.77       0.98
                               --------   --------   --------   --------   --------
 Total From
 Investment Operations           (3.32)       1.46       1.75       1.08       1.24
                               --------   --------   --------   --------   --------
Distributions

 From Net
 Investment Income               (0.37)     (0.36)     (0.35)     (0.29)     (0.28)

 From Net Realized Gains         (1.12)     (0.66)     (0.89)         --         --
                               --------   --------   --------   --------   --------
 Total Distributions             (1.49)     (1.02)     (1.24)     (0.29)     (0.28)
                               --------   --------   --------   --------   --------
Net Asset Value,
End of Period                    $12.66     $17.47     $17.03     $16.52     $15.73
                               ========   ========   ========   ========   ========

TOTAL RETURN(2)                (20.52)%      8.92%     11.04%      6.89%      8.46%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to
Average Net Assets                0.90%      0.90%      0.90%      0.90%      0.90%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                2.42%      2.08%      2.13%      1.89%      1.65%

Portfolio Turnover Rate            153%       161%       197%       206%       204%

Net Assets, End of Period
(in millions)                      $440       $636       $637       $615       $595

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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29

Balanced

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $17.47     $17.04    $16.53     $15.73     $14.78
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.39       0.39      0.38       0.33       0.28

 Net Realized and
 Unrealized Gain (Loss)          (3.68)       1.09      1.40       0.80       0.98
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (3.29)       1.48      1.78       1.13       1.26
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.40)     (0.39)    (0.38)     (0.33)     (0.31)

 From Net Realized Gains         (1.12)     (0.66)    (0.89)         --         --
                               --------   --------  --------   --------   --------
 Total Distributions             (1.52)     (1.05)    (1.27)     (0.33)     (0.31)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $12.66     $17.47    $17.04     $16.53     $15.73
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (20.37)%      9.07%    11.26%      7.17%      8.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to
Average Net Assets                0.70%      0.70%     0.70%      0.70%      0.70%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                2.62%      2.28%     2.33%      2.09%      1.85%

Portfolio Turnover Rate            153%       161%      197%       206%       204%

Net Assets, End of Period
(in thousands)                   $5,927     $1,338    $1,228     $1,237       $225

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund, one of the funds constituting American Century Mutual Funds, Inc. (the "Corporation"), as of
October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Balanced Fund, one of the funds constituting American Century Mutual Funds,
Inc., as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 16, 2008

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31

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM or the advisor); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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32

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, Ph.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc.; Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc.; Charming Shoppes, Inc.

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33

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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34

APPROVAL OF MANAGEMENT AGREEMENT
Balanced

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Balanced (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the fund, the Directors did not identify any single factor as being all-important or

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35

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement under the terms ultimately determined by the board to be appropriate, the
Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the fund is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the
15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor

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36

the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance fell below the median for its peer group for both the one- and three-year period during the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the fund. More detailed information about the fund's performance can be found in the Performance and Portfolio Commentary sections of this report.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the fund.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

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37

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group. The board concluded that the management fee paid by the fund to the advisor was reasonable in light of the services provided to the fund.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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38

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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39

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The blended index's remaining 40% is represented by the Citigroup US Broad Investment-Grade Bond
Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a
market-capitalization-weighted index that includes fixed-rate Treasury, government- sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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40

[back cover]

[american century investments logo and text logo®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .       1-800-345-2021 or
                                                               816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .       1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0812
CL-ANN-62712S

[front cover]

ANNUAL REPORT
OCTOBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

VEEDOT® FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
October 31, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VEEDOT

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

THE PERFECT STORM

The year ended October 31, 2008, was one of the most turbulent periods for the
U.S. equity market since the Great Depression. As the accompanying table shows, stocks declined sharply across the board as a "perfect storm" of negative influences undermined investor confidence and produced a dramatic increase in market volatility.

The biggest impact came from the credit crisis that grew out of the housing and mortgage meltdowns in 2007. Credit conditions deteriorated throughout the one-year period, culminating in a liquidity crisis that led to the downfall of a number of major financial companies. Examples included the government conservatorship of mortgage lenders Fannie Mae and Freddie Mac, the bankruptcy of brokerage firm Lehman Brothers, and the government bailout of insurer
American International Group. Despite efforts by the U.S. government and
Federal Reserve to provide systemic stability, the credit markets remained deeply troubled.

Diminishing economic activity also weighed on the stock market. After decelerating in 2007, the U.S. economy weakened further in 2008 as consumer spending stalled, the housing downturn worsened, and the unemployment rate reached its highest level since 1994. The U.S. economic slowdown spread to other parts of the world, increasing the likelihood of a global recession.

One other noteworthy factor was the parabolic rise and fall of commodity prices. Robust growth in emerging economies combined with speculative excesses boosted the prices of energy and many other commodities to record highs by mid-2008. However, the global economic slowdown led to a sharp reversal in commodity prices during the last few months of the period.

THE GROUNDWORK FOR RECOVERY

The events of the past year have been about correcting global imbalances and domestic excesses--the first step on the road to recovery. It's important to remember that the stock market is a discounting mechanism, trading on estimates of future earnings power. The market decline over the past year discounted the current economic slowdown; similarly, we would expect the market to rebound before we see improvement in the economic data. We don't know when this will happen, but the preconditions for market recovery--significant monetary stimulus and low valuations--are in place.

U.S. Stock Index Returns
For the 12 months ended October 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)       -36.80%
Russell 1000 Value Index             -36.80%
Russell 1000 Growth Index            -36.95%

RUSSELL MIDCAP INDEX                 -40.67%
Russell Midcap Value Index           -38.83%
Russell Midcap Growth Index          -42.65%

RUSSELL 2000 INDEX (SMALL-CAP)       -34.16%
Russell 2000 Value Index             -30.54%
Russell 2000 Growth Index            -37.87%

------
2

PERFORMANCE
Veedot

Total Returns as of October 31, 2008
                                     Average Annual Returns
                                                   Since      Inception
                           1 year    5 years     Inception       Date

INVESTOR CLASS             -42.27%    1.36%        0.74%       11/30/99

RUSSELL 3000 INDEX(1)      -36.60%    0.46%        -1.61%         --

Institutional Class        -42.11%    1.58%        -1.44%       8/1/00

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Veedot

Growth of $10,000 Over Life of Class

$10,000 investment made November 30, 1999

One-Year Returns Over Life of Class
Periods ended October 31
              2000*     2001       2002      2003      2004     2005       2006      2007      2008

Investor
Class        18.40%    -27.03%   -12.73%    32.36%    1.40%    10.08%     10.77%    49.92%   -42.27%

Russell
3000 Index    6.65%    -25.17%   -14.35%    23.69%    9.51%    10.60%     16.37%    14.53%   -36.60%

* From 11/30/99, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Veedot

Portfolio Manager: John Small, Jr.

PERFORMANCE SUMMARY

Veedot returned -42.27%* for the 12 months ended October 31, 2008, compared with its benchmark, the Russell 3000 Index, which returned -36.60% for the period.

As discussed in the Market Perspective on page 2, equity markets declined during the reporting period against a backdrop of extreme market volatility as the subprime mortgage-driven credit crisis spread further into the economy. In this environment, mid-cap stocks underperformed their large- and small-cap counterparts, and growth-oriented shares lagged value stocks.

Amid the volatility, Veedot's highly systematic investment process struggled with a difficult environment that weighed on performance relative to benchmark returns. Stock selection in the information technology and energy sectors, as well as overweight allocations and stock selection in the industrials and consumer discretionary sectors, accounted for the bulk of Veedot's poor absolute and relative performance. Slightly offsetting those losses, effective stock selection and a substantial underweight allocation in the financials sector yielded positive relative results.

Veedot entered the reporting period with a significant allocation to foreign holdings. During the course of the reporting period, though, these holdings were reduced substantially.

TECHNOLOGY, ENERGY DETRACTED

The information technology sector represented Veedot's largest absolute and relative sector weakness. China Finance Online, which operates online, subscription-based information services on Chinese investment markets, was the largest detractor from relative performance within the sector. The company, whose share price slid 75% for the entire reporting period, is not represented in the benchmark.

Blue Coat Systems, a maker of proxy server appliances, also was a drag on absolute and relative returns. Blue Coat, whose share price dropped 67%, was one of several overweight holdings in the communications equipment industry to detract from relative performance.

The energy sector also weighed on absolute and relative returns. Here, stock selection in the oil, gas, and consumable fuels industry hurt performance. An overweight allocation to the group further detracted from returns.

Top Ten Holdings as of October 31, 2008
                                                  % of net       % of net
                                                assets as of   assets as of
                                                  10/31/08        4/30/08

Axsys Technologies, Inc.                            2.0%           1.0%
Berkshire Hathaway, Inc., Class B                   1.8%            --
LHC Group, Inc.                                     1.8%            --
AeroVironment, Inc.                                 1.8%            --
Dollar Tree, Inc.                                   1.8%            --
Children's Place Retail Stores, Inc. (The)          1.6%            --
Almost Family, Inc.                                 1.6%            --
Gentiva Health Services, Inc.                       1.6%            --
Life Partners Holdings, Inc.                        1.5%            --
Kroger Co. (The)                                    1.4%            --

* All fund returns referenced in this commentary are for Investor Class shares.

------
5

Veedot

INDUSTRIALS HINDERED, BUT CERTAIN HOLDINGS HELPED

Within the industrials sector, Veedot maintained an overweight stake in shipping companies. Although these companies were significant contributors to performance in past reporting periods as spot dry bulk shipping prices climbed, they collectively weighed on absolute and relative gains in the reporting period. DryShips and TBS International, in particular, were the two largest detractors from relative performance as their share prices sank 83%
and 86%, respectively.

Select holdings in the industrials sector helped relative performance, although they weighed on absolute returns. Notably, machinery overweight
Lindsay Corp., a maker of agriculture irrigation systems, was the largest contributor to Veedot's performance relative to the benchmark as its share price fell a slight 3%.

STOCK SELECTION, UNDERWEIGHT IN FINANCIALS HELPED

Veedot continued to hold a significant underweight position in the financials sector, which benefited performance during the reporting period. Stock selection, however, represented the largest source of relative outperformance within the sector, as Veedot succeeded in sidestepping some benchmark constituents that significantly detracted from benchmark returns during the reporting period amid turmoil in the financials sector.

Within the insurance industry, the portfolio avoided American International
Group, whose share price slid 97%. Sidestepping thrift and mortgage finance company Fannie Mae also benefited relative returns, as its share price fell
98%. In addition, the capital markets and diversified financial services industries were home to a number of benchmark constituents not held by the portfolio, which aided relative returns.

OUTLOOK

Using a systematic and technically driven process, Veedot focuses on finding companies whose fundamental characteristics meet strict requirements for accelerating earnings and revenue growth. Such companies must also have historical stock price performance that suggests impending share price appreciation.

The reporting period was a difficult environment for growth- and momentum-oriented investment styles. Looking ahead, however, we remain confident that our systematic process of identifying companies with accelerating growth and price momentum will continue to successfully identify opportunities across industry sectors.

Top Five Industries as of October 31, 2008
                                        % of net       % of net
                                      assets as of   assets as of
                                        10/31/08        4/30/08

Commercial Banks                          11.3%          2.7%
Health Care Providers & Services          8.7%           2.3%
Specialty Retail                          6.4%           3.1%
Pharmaceuticals                           5.7%           1.0%
Health Care Equipment & Supplies          5.5%           3.4%

Types of Investments in Portfolio
                                        % of net         % of net
                                      assets as of     assets as of
                                        10/31/08         4/30/08

Domestic Common Stocks                    91.3%           78.0%
Foreign Common Stocks(1)                  3.5%            18.6%
TOTAL COMMON STOCKS                       94.8%           96.6%
Temporary Cash Investments                5.5%             5.6%
Other Assets and Liabilities             (0.3)%           (2.2)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                                                    Expenses Paid
                      Beginning        Ending       During Period*    Annualized
                       Account     Account Value       5/1/08 -         Expense
                    Value 5/1/08      10/31/08         10/31/08         Ratio*
ACTUAL

Investor Class         $1,000         $685.50           $5.34            1.26%

Institutional
Class                  $1,000         $687.30           $4.50            1.06%

HYPOTHETICAL

Investor Class         $1,000        $1,018.80          $6.39            1.26%

Institutional
Class                  $1,000        $1,019.81          $5.38            1.06%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Veedot

OCTOBER 31, 2008

Shares                                                                       Value

Common Stocks -- 94.8%

AEROSPACE & DEFENSE -- 5.2%
       51,500  AeroVironment, Inc.(1)                                  $ 1,849,880
       79,500  Applied Signal Technologies                               1,424,640
       31,500  Axsys Technologies, Inc.(1)                               2,079,945
                                                                      ------------
                                                                         5,354,465
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 1.1%
       45,000  Dynamex, Inc.(1)                                          1,098,450
                                                                      ------------
BIOTECHNOLOGY -- 4.2%
       17,000  Amgen, Inc.(1)                                            1,018,130
       20,500  Celgene Corp.(1)                                          1,317,330
       12,000  Genentech, Inc.(1)                                          995,280
       22,000  Gilead Sciences, Inc.(1)                                  1,008,700
                                                                      ------------
                                                                         4,339,440
                                                                      ------------
BUILDING PRODUCTS -- 2.0%
       70,500  Gibraltar Industries, Inc.                                  934,125
       70,000  Trex Co., Inc.(1)                                         1,141,700
                                                                      ------------
                                                                         2,075,825
                                                                      ------------
CAPITAL MARKETS -- 1.3%
       75,000  SWS Group, Inc.                                           1,392,000
                                                                      ------------
CHEMICALS -- 1.0%
       58,000  Westlake Chemical Corp.                                   1,057,340
                                                                      ------------
COMMERCIAL BANKS -- 11.3%
       20,000  First Financial Bankshares, Inc.                          1,083,800
       25,000  First Financial Corp.                                     1,057,000
       78,500  FNB Corp.                                                 1,028,350
       15,000  HDFC Bank Ltd. ADR                                          984,000
       39,000  Home Bancshares, Inc.                                     1,015,560
       53,500  Marshall & Ilsley Corp.                                     964,605
      145,500  Republic First Bancorp, Inc.(1)                           1,164,000
        9,198  Sierra Bancorp                                              183,592
       34,500  SY Bancorp, Inc.                                            950,130
       58,000  TCF Financial Corp.                                       1,028,920
       55,500  Texas Capital Bancshares, Inc.(1)                           990,675
       75,500  Umpqua Holdings Corp.                                     1,285,010
                                                                      ------------
                                                                        11,735,642
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
       45,500  HNI Corp.                                                   833,560
       51,500  Tetra Tech, Inc.(1)                                       1,132,485
                                                                      ------------
                                                                         1,966,045
                                                                      ------------

Shares                                                                       Value

DIVERSIFIED CONSUMER SERVICES -- 1.9%
       69,287  Lincoln Educational Services Corp.(1)                   $ 1,001,890
       21,500  Matthews International Corp., Class A                       959,545
                                                                      ------------
                                                                         1,961,435
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.5%
       38,000  Life Partners Holdings, Inc.                              1,526,840
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.3%
      144,000  General Communication, Inc., Class A(1)                   1,105,920
       52,000  Shenandoah Telecommunications Co.                         1,246,440
       61,500  SureWest Communications                                   1,086,705
                                                                      ------------
                                                                         3,439,065
                                                                      ------------
ELECTRICAL EQUIPMENT -- 1.1%
       38,000  AZZ, inc.(1)                                              1,108,840
                                                                      ------------
FOOD & STAPLES RETAILING -- 3.8%
       47,000  Casey's General Stores, Inc.                              1,419,400
       53,500  Kroger Co. (The)                                          1,469,110
       40,500  Spartan Stores, Inc.                                      1,093,095
                                                                      ------------
                                                                         3,981,605
                                                                      ------------
FOOD PRODUCTS -- 4.5%
       34,500  Campbell Soup Co.                                         1,309,275
       18,000  General Mills, Inc.                                       1,219,320
       28,000  Hershey Co. (The)                                         1,042,720
       37,000  TreeHouse Foods, Inc.(1)                                  1,119,620
                                                                      ------------
                                                                         4,690,935
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.5%
       22,500  Baxter International, Inc.                                1,361,025
       11,500  C.R. Bard, Inc.                                           1,014,875
       36,500  ICU Medical, Inc.(1)                                      1,169,095
       37,500  Immucor, Inc.(1)                                            995,625
       49,000  Thoratec Corp.(1)                                         1,206,380
                                                                      ------------
                                                                         5,747,000
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 8.7%
       34,500  Almost Family, Inc.(1)                                    1,661,520
       25,000  Amedisys, Inc.(1)                                         1,410,250
       31,000  Emergency Medical Services Corp., Class A(1)              1,018,660
       60,500  Gentiva Health Services, Inc.(1)                          1,642,575
       53,500  LHC Group, Inc.(1)                                        1,887,480
       51,000  Omnicare, Inc.                                            1,406,070
                                                                      ------------
                                                                         9,026,555
                                                                      ------------

------
9

Veedot

Shares                                                                       Value

HEALTH CARE TECHNOLOGY -- 1.0%
       38,500  Computer Programs and Systems, Inc.                     $ 1,066,065
                                                                      ------------
INSURANCE -- 1.8%
          500  Berkshire Hathaway, Inc., Class B(1)                      1,920,000
                                                                      ------------
INTERNET & CATALOG RETAIL -- 1.0%
       59,000  Petmed Express, Inc.(1)                                   1,041,940
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 1.2%
       56,500  Netease.com, Inc. ADR(1)                                  1,271,250
                                                                      ------------
MACHINERY -- 0.6%
      170,500  Xerium Technologies, Inc.                                   663,245
                                                                      ------------
MULTILINE RETAIL -- 3.1%
       48,500  Dollar Tree, Inc.(1)                                      1,843,970
       50,500  Family Dollar Stores, Inc.                                1,358,955
                                                                      ------------
                                                                         3,202,925
                                                                      ------------
PERSONAL PRODUCTS -- 1.2%
       31,500  USANA Health Sciences, Inc.(1)                            1,195,110
                                                                      ------------
PHARMACEUTICALS -- 5.7%
       26,500  Novartis AG ADR                                           1,351,235
      114,500  Noven Pharmaceuticals, Inc.(1)                            1,288,125
      109,500  Pain Therapeutics, Inc.(1)                                1,000,830
      156,000  Questcor Pharmaceuticals, Inc.(1)                         1,207,440
       87,500  ViroPharma, Inc.(1)                                       1,097,250
                                                                      ------------
                                                                         5,944,880
                                                                      ------------
ROAD & RAIL -- 3.1%
       22,000  CSX Corp.                                                 1,005,840
       22,000  Norfolk Southern Corp.                                    1,318,680
       60,000  USA Truck, Inc.                                             886,200
                                                                      ------------
                                                                         3,210,720
                                                                      ------------
SOFTWARE -- 0.8%
       64,665  Opnet Technologies, Inc.(1)                                 816,719
                                                                      ------------
SPECIALTY RETAIL -- 6.4%
       56,500  Aaron Rents, Inc.                                         1,400,635
       50,000  Children's Place Retail Stores, Inc. (The)(1)             1,671,500
      125,500  Finish Line, Inc. (The), Class A                          1,201,035
       89,500  Foot Locker, Inc.                                         1,308,490
       54,000  PetSmart, Inc.                                            1,063,260
                                                                      ------------
                                                                         6,644,920
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 2.3%
       53,000  Carter's, Inc.(1)                                         1,125,720
      260,500  Unifi, Inc.(1)                                            1,250,400
                                                                      ------------
                                                                         2,376,120
                                                                      ------------

Shares                                                                       Value

THRIFTS & MORTGAGE FINANCE -- 4.2%
       27,000  Capitol Federal Financial                               $ 1,255,770
       64,500  First Niagara Financial Group, Inc.                       1,017,165
       57,000  Hudson City Bancorp, Inc.                                 1,072,170
       74,000  United Financial Bancorp, Inc.                            1,036,000
                                                                      ------------
                                                                         4,381,105
                                                                      ------------
TOBACCO -- 0.9%
       49,500  Altria Group, Inc.                                          949,905
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 2.2%
       92,000  Beacon Roofing Supply, Inc.(1)                            1,258,560
       12,500  W.W. Grainger, Inc.                                         982,125
                                                                      ------------
                                                                         2,240,685
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
      109,000  USA Mobility, Inc.(1)                                     1,051,850
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $101,691,547)                                                     98,478,921

                                                                      ------------

Principal Amount

Temporary Cash Investments -- 5.5%

   $5,700,000  FHLB Discount Notes, 0.01%, 11/3/08(2)                    5,700,000
        7,578  JPMorgan U.S. Treasury Plus Money Market Fund
               Agency Shares                                                 7,578
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $5,707,578)                                                        5,707,578
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 100.3%
(Cost $107,399,125)                                                    104,186,499
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (0.3)%                                   (331,399)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $103,855,100
                                                                      ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008
ASSETS

Investment securities, at value (cost of $107,399,125)          $104,186,499

Cash                                                                  19,305

Receivable for investments sold                                      935,563

Receivable for capital shares sold                                     8,014

Dividends and interest receivable                                     56,614
                                                               -------------
                                                                 105,205,995
                                                               -------------

LIABILITIES

Payable for investments purchased                                  1,176,754

Payable for capital shares redeemed                                   67,992

Accrued management fees                                              106,149
                                                               -------------
                                                                   1,350,895
                                                               -------------

NET ASSETS                                                      $103,855,100
                                                               =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                        $ 171,546,190

Accumulated net realized loss on investment transactions        (64,478,464)

Net unrealized depreciation on investments                       (3,212,626)
                                                               -------------
                                                               $ 103,855,100
                                                               =============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                       $98,991,294

Shares outstanding                                                18,530,379

Net asset value per share                                              $5.34

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                        $4,863,806

Shares outstanding                                                   895,927

Net asset value per share                                              $5.43

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2008
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $43,518)                   $ 1,453,926

Interest                                                                    95,532
                                                                     -------------
                                                                         1,549,458
                                                                     -------------

EXPENSES:

Management fees                                                          1,972,537

Directors' fees and expenses                                                 4,209

Other expenses                                                               2,233
                                                                     -------------
                                                                         1,978,979
                                                                     -------------

NET INVESTMENT INCOME (LOSS)                                             (429,521)
                                                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                   (27,791,108)

Change in net unrealized appreciation (depreciation) on
investments                                                           (53,607,679)
                                                                     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               (81,398,787)
                                                                     -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $(81,828,308)
                                                                     =============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007
Increase (Decrease) in Net Assets                         2008           2007

OPERATIONS

Net investment income (loss)                            $ (429,521)    $ (281,699)

Net realized gain (loss)                               (27,791,108)     33,343,183

Change in net unrealized appreciation
(depreciation)                                         (53,607,679)     35,640,640
                                                      -------------   ------------
Net increase (decrease) in net assets resulting
from operations                                        (81,828,308)     68,702,124
                                                      -------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                     (18,609,717)   (30,019,917)
                                                      -------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                 (100,438,025)     38,682,207

NET ASSETS

Beginning of period                                     204,293,125    165,610,918
                                                      -------------   ------------
End of period                                         $ 103,855,100   $204,293,125
                                                      =============   ============

See Notes to Financial Statements.

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13

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to have better than average prospects for appreciation.
The fund uses an approach to common stock investing developed by American
Century Investments. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of company size, industry type or geographic location, on a disciplined, consistent basis. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
14

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund has adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an interpretation of FASB Statement No. 109" during the current fiscal year. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2.00% redemption fee on shares held less than 180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions. Prior to March 1, 2007, the fund imposed a 2.00% redemption fee on shares held less than 5 years.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
15

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 1.00% to 1.25% for the Investor Class. The
Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class of the fund for the year ended
October 31, 2008, was 1.25% and 1.05% for the Investor Class and Institutional
Class, respectively.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2008, were $403,036,233 and
$422,784,235, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                     Year ended October 31, 2008     Year ended October 31, 2007
                       Shares          Amount          Shares          Amount
INVESTOR
CLASS/SHARES
AUTHORIZED           200,000,000                     200,000,000
                     ===========                     ===========
Sold                   1,480,565      $ 11,492,491     2,809,737      $ 23,058,182

Redeemed             (4,036,655)   (29,538,137)(1)   (6,725,943)   (47,100,091)(2)
                     -----------   ---------------   -----------   ---------------
                     (2,556,090)      (18,045,646)   (3,916,206)      (24,041,909)
                     -----------   ---------------   -----------   ---------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED           100,000,000                     100,000,000
                     ===========                     ===========
Sold                     145,816         1,157,483       146,901         1,160,072

Redeemed               (229,009)    (1,721,554)(3)     (965,925)    (7,138,080)(4)
                     -----------   ---------------   -----------   ---------------
                        (83,193)         (564,071)     (819,024)       (5,978,008)
                     -----------   ---------------   -----------   ---------------
Net increase
(decrease)           (2,639,283)    $ (18,609,717)   (4,735,230)     $(30,019,917)
                     ===========   ===============   ===========   ===============

(1) Net of redemption fees of $55,641.

(2) Net of redemption fees of $62,403.

(3) Net of redemption fees of $9,826.

(4) Net of redemption fees of $9,817.

------
16

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The fund did not borrow from the line during the year ended October
31, 2008.

6. RISK FACTORS

The fund's investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
There were no distributions paid by the fund during the years ended October
31, 2008 and October 31, 2007.

As of October 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                           $107,399,125
                                                          ============
Gross tax appreciation of investments                      $ 4,107,480

Gross tax depreciation of investments                      (7,320,106)
                                                          ------------
Net tax appreciation (depreciation) of investments        $(3,212,626)
                                                          ============
Undistributed ordinary income                                       --

Accumulated capital losses                               $(64,478,464)

The cost and unrealized appreciation (depreciation) of investments for federal income tax purposes was the same as the cost and unrealized appreciation
(depreciation) for financial reporting purposes.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(4,184,563),
$(32,317,452) and $(27,976,449) expire in 2009, 2010 and 2016, respectively.

------
17

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 will not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
18

FINANCIAL HIGHLIGHTS
Veedot

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $9.25      $6.17     $5.57      $5.06      $4.99
                                 ------     ------    ------     ------     ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                       (0.02)     (0.01)    (0.02)     (0.03)     (0.03)

 Net Realized and
 Unrealized Gain (Loss)          (3.89)       3.09      0.62       0.53       0.09
                                 ------     ------    ------     ------     ------
 Total From Investment
 Operations                      (3.91)       3.08      0.60       0.50       0.06
                                 ------     ------    ------     ------     ------
Redemption Fees(1)                --(2)      --(2)     --(2)       0.01       0.01
                                 ------     ------    ------     ------     ------
Net Asset Value, End of
Period                            $5.34      $9.25     $6.17      $5.57      $5.06
                                 ======     ======    ======     ======     ======

TOTAL RETURN(3)                (42.27)%     49.92%    10.77%     10.08%      1.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             1.25%      1.25%     1.45%      1.50%      1.50%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      (0.27)%    (0.18)%   (0.39)%    (0.51)%    (0.57)%

Portfolio Turnover Rate            257%       207%      330%       399%       344%

Net Assets, End of Period
(in thousands)                  $98,991   $195,105  $154,374   $178,078   $219,618

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
19

Veedot

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
                                        2008     2007      2006     2005      2004
PER-SHARE DATA

Net Asset Value, Beginning of
Period                                 $9.38    $6.25     $5.63    $5.10     $5.02
                                      ------    -----    ------   ------    ------
Income From Investment Operations

 Net Investment Income
 (Loss)(1)                            (0.01)    --(2)    (0.01)   (0.02)    (0.02)

 Net Realized and Unrealized
 Gain (Loss)                          (3.94)     3.13      0.63     0.54      0.09
                                      ------    -----    ------   ------    ------
 Total From Investment
 Operations                           (3.95)     3.13      0.62     0.52      0.07
                                      ------    -----    ------   ------    ------
Redemption Fees(1)                     --(2)    --(2)     --(2)     0.01      0.01
                                      ------    -----    ------   ------    ------
Net Asset Value, End of Period         $5.43    $9.38     $6.25    $5.63     $5.10
                                      ======    =====    ======   ======    ======

TOTAL RETURN(3)                     (42.11)%   50.08%    11.01%   10.39%     1.59%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                     1.05%    1.05%     1.25%    1.30%     1.30%

Ratio of Net Investment Income
(Loss) to Average Net Assets         (0.07)%    0.02%   (0.19)%  (0.31)%   (0.37)%

Portfolio Turnover Rate                 257%     207%      330%     399%      344%

Net Assets, End of Period (in
thousands)                            $4,864   $9,188   $11,237  $11,440   $12,400

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund, one of the funds constituting American Century Mutual Funds, Inc. (the "Corporation"), as of
October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Veedot Fund, one of the funds constituting American Century Mutual Funds,
Inc., as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 16, 2008

------
21

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM or the advisor); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
22

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc.; Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc.; Charming Shoppes, Inc.

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23

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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24

APPROVAL OF MANAGEMENT AGREEMENT
Veedot

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Veedot (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

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25

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the fund is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems

------
26

to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one-
and three-year periods was significantly above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the fund.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

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27

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group. The board concluded that the management fee paid by the fund to the advisor was reasonable in light of the services provided to the fund.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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28

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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29

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000® INDEX measures the performance of the 3,000 largest U.S.
companies based on total market capitalization, which represents approximately
98% of the investable U.S. equity market.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

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30

NOTES

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31

NOTES

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32

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . . . .       1-800-345-2021 or
                                                                  816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS .
.. . . . . . . . . . . . . . . . . . . . . . . . . .               1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments                      PRSRT STD
P.O. Box 419200                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                     AMERICAN CENTURY
                                                  COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0812
CL-ANN-62718S

[front cover]

ANNUAL REPORT
OCTOBER 31, 2008

[american century investments logo and text logo ®]

American Century Investments

CAPITAL VALUE FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]
JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
October 31, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

CAPITAL VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

CREDIT CRISIS TRIGGERED MARKET TURMOIL

A series of unprecedented and startling events sent the U.S. equity market tumbling during the 12 months ended October 31, 2008. Bouts of investor optimism early in the period gave way to panic, fear, and frustration as the credit crunch that began in 2007 blossomed into a full-blown financial crisis.
Frozen credit markets and failures of once-venerable Wall Street institutions triggered one of the most tumultuous stretches stock investors have ever endured.

In particular, the turmoil reached catastrophic levels in September, after the federal government took over mortgage giants Fannie Mae and Freddie Mac. This was followed by the bankruptcy of Lehman Brothers, the bailout of American
International Group, Bank of America's acquisition of troubled Merrill Lynch, and other financial sector disruptions.

The adverse effects spread throughout the U.S. and global economies, triggering extraordinary action from the U.S. government and Federal Reserve and several of their global counterparts. Nevertheless, these measures, including the U.S. government's $700 billion rescue plan for the financial industry, did little to calm fears. Stock market volatility reached extreme levels as investors lost confidence in the financial system and the ability of the government to remedy the situation. In addition, unemployment soared, consumer confidence and spending plunged, and economies around the world slowed considerably.

ALL STYLES SUFFERED

In this challenging environment, all stock market styles suffered severe, double-digit losses. Even companies with attractive valuation characteristics, which usually draw risk-averse investors during periods of market uncertainty and heightened volatility, experienced sharp declines.

Although the recent performance of the value style has been disappointing, the style is not completely betraying us. Specifically, the stocks of many higher-quality companies are relatively cheap, and our fund managers are finding them--even in sectors rife with "value traps" (stocks that are inexpensive for good reason), such as consumer discretionary. Although more volatility and uncertainty are in the cards, we believe our focus on strong balance sheets, competitive strength, and earnings power may help us identify companies poised to successfully weather the current financial storm.

U.S. Stock Index Returns
For the 12 months ended October 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)      -36.80%
Russell 1000 Value Index            -36.80%
Russell 1000 Growth Index           -36.95%

RUSSELL MIDCAP INDEX                -40.67%
Russell Midcap Value Index          -38.83%
Russell Midcap Growth Index         -42.65%

RUSSELL 2000 INDEX (SMALL-CAP)      -34.16%
Russell 2000 Value Index            -30.54%
Russell 2000 Growth Index           -37.87%

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2

PERFORMANCE
Capital Value

Total Returns as of October 31, 2008
                                           Average Annual Returns
                                                         Since      Inception
                                  1 year    5 years    Inception       Date

INVESTOR CLASS                   -37.52%     0.14%       2.26%       3/31/99

 Return After-Tax
 on Distributions(1)             -38.06%    -0.25%       1.85%

 Return After-Tax
 on Distributions
 and Sale of Shares(1)           -23.15%     0.35%       1.93%

RUSSELL 1000 VALUE INDEX(2)      -36.80%     1.90%       1.92%          --

Institutional Class              -37.46%     0.31%       0.45%        3/1/02

 Return After-Tax
 on Distributions(1)             -38.02%    -0.11%       0.05%

 Return After-Tax
 on Distributions
 and Sale of Shares(1)           -23.07%     0.50%       0.51%

Advisor Class                    -37.78%    -0.17%       2.09%       5/14/03

 Return After-Tax
 on Distributions(1)             -38.29%    -0.52%       1.76%

 Return After-Tax
 on Distributions
 and Sale of Shares(1)           -23.36%     0.08%       1.99%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as
401(k) plans or individual retirement accounts.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees)
that reduce returns, while the total returns of the index do not.

------
3

Capital Value

Growth of $10,000 Over Life of Class

$10,000 investment made March 31, 1999

One-Year Returns Over Life of Class
Periods ended October 31
             1999*    2000     2001       2002      2003    2004     2005     2006     2007      2008
Investor
Class
(before
tax)         3.60%   7.23%    -0.47%     -8.49%    21.67%  13.94%    9.29%   18.03%    9.66%   -37.52%

Russell
1000
Value
Index        6.15%   5.52%    -11.86%    -10.02%   22.87%  15.45%   11.86%   21.46%   10.83%   -36.80%

*From 3/31/99, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Capital Value

Portfolio Managers: Chuck Ritter and Brendan Healy

PERFORMANCE SUMMARY

Capital Value returned -37.52%(1) for the 12 months ended October 31, 2008. By comparison, its benchmark, the Russell 1000 Value Index, returned -36.80%, while the broader market, as measured by the S&P 500 Index, returned
-36.10%.(2) The portfolio's return reflects operating expenses, while the indices' returns do not. The median return for Morningstar's Large Cap Value category (whose performance, like Capital Value's, reflects fund operating expenses) was -36.65%.(3)

The volatile market environment described in the Market Perspective on page 2 hampered Capital Value's absolute and relative performance. U.S. equity indices were universally down for the 12-month period. Value outperformed growth-- except among mega-cap stocks (shares of especially large companies, represented by the Russell Top 200 Index). Capital Value's performance was hampered by the portfolio's position in the financials sector and holdings among industrials stocks. On the positive side, the portfolio benefited from effective security selection in the information technology, health care, and consumer staples sectors.

FINANCIALS HINDERED PROGRESS

Despite an underweight position, the financials sector was the portfolio's largest source of relative underperformance, partly because of turmoil in the credit markets. Although we continue to be selective about portfolio holdings,
Capital Value was hampered by its mix of insurance stocks and mortgage finance names. Two top detractors were Freddie Mac, a stockholder-owned corporation chartered by Congress to keep money flowing to mortgage lenders in support of home ownership, and American International Group (AIG), the leading U.S.-based international insurer. Freddie Mac declined on greater-than-expected losses on exposure to subprime loans and the need for additional capital. Shares of AIG fell significantly after the Federal Reserve stepped in to rescue the company from bankruptcy. We eliminated both positions during the reporting period.

Top Ten Holdings as of October 31, 2008
                                  % of         % of
                               net assets   net assets
                                  as of        as of
                                10/31/08      4/30/08
Exxon Mobil Corp.                 6.8%         5.5%
General Electric Co.              5.1%         4.7%
Chevron Corp.                     5.0%         3.7%
AT&T, Inc.                        4.3%         3.8%
JPMorgan Chase & Co.              3.7%         2.9%
Johnson & Johnson                 3.2%         2.8%
Pfizer, Inc.                      3.2%         2.7%
ConocoPhillips                    2.8%         2.6%
Bank of America Corp.             2.7%         3.3%
Royal Dutch Shell plc ADR         2.7%         2.9%

(1) All fund returns referenced in this commentary are for Investor Class shares.

(2) The S&P 500 Index returned 0.26% and -1.29% on an average annualized basis for the five-year and since inception periods ended October 31, 2008, respectively.

(3) The median returns for Morningstar's Large Cap Value category were 0.79%
and 1.26% on an average annualized basis for the five-year and since inception periods ended October 31, 2008, respectively. ©2008 Morningstar, Inc. All
Rights Reserved. The information contained herein: (1) is proprietary to
Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.
Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
5

Capital Value

INDUSTRIALS DETRACTED

The industrials sector was another source of relative weakness. As the global economy slowed, many large U.S. companies saw a downturn in their international businesses. Ingersoll-Rand Co. cited the uncertain global economic outlook--and the ongoing credit crisis--for its decline in earnings.
The company, which designs and manufactures a range of industrial and commercial products, was a notable detractor.

INFORMATION TECHNOLOGY CONTRIBUTED

Capital Value benefited from strong security selection in information technology, primarily from large leading software and technology companies. A notable contributor was Hewlett-Packard (HP), a computer and peripheral maker.
HP's acquisition of outsourcing giant Electronic Data Systems appears to offer a competitive advantage and could add value through reorganization and cost-cutting efforts.

HEALTH CARE, CONSUMER STAPLES ADDED VALUE

The portfolio's holdings in the health care and consumer staples sectors contributed to results. During difficult economic times or periods of stock market turbulence, investors often regard health care and consumer staples stocks as lower-risk, defensive investments. Moreover, our preference for large industry leaders proved advantageous.

In health care, a significant holding was Abbott Laboratories, which develops and manufactures laboratory diagnostics, medical devices, and pharmaceutical therapies. Abbott reported strong sales across its entire product line, including HUMIRA (a drug that treats autoimmune diseases). In consumer staples, Wal-Mart Stores was a top contributor. The retailer's low-price strategy paid off as higher prices at the pump and the sluggish U.S. economy put pressure on consumers.

OUTLOOK

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. Capital Value is broadly diversified, with ongoing overweight positions in the information technology and energy sectors. Our valuation work is also directing us toward smaller relative weightings in utilities and consumer staples stocks. In addition, we are still finding value opportunities among mega-cap stocks and have maintained our bias toward them.

Top Five Industries as of October 31, 2008
                                                 % of            % of
                                              net assets      net assets
                                                 as of           as of
                                               10/31/08         4/30/08
Oil, Gas & Consumable Fuels                      18.6%           15.1%
Pharmaceuticals                                  10.9%           9.2%
Diversified Financial Services                   8.9%            8.5%
Diversified Telecommunication Services           6.9%            6.1%
Industrial Conglomerates                         5.5%            5.4%

Types of Investments in Portfolio
                                                  % of           % of
                                               net assets     net assets
                                                 as of           as of
                                                10/31/08        4/30/08
Common Stocks                                    99.5%           98.9%
Temporary Cash Investments                        0.7%           0.9%
Other Assets and Liabilities                     (0.2)%          0.2%

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     5/1/08 -         Expense
                          5/1/08       10/31/08        10/31/08         Ratio*
ACTUAL

Investor                  $1,000        $702.40          $4.71           1.10%

Institutional Class       $1,000        $702.40          $3.85           0.90%

Advisor Class             $1,000        $700.70          $5.77           1.35%

HYPOTHETICAL

Investor                  $1,000       $1,019.61         $5.58           1.10%

Institutional Class       $1,000       $1,020.61         $4.57           0.90%

Advisor Class             $1,000       $1,018.35         $6.85           1.35%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Capital Value

OCTOBER 31, 2008

Shares                                                                       Value

Common Stocks -- 99.5%

AEROSPACE & DEFENSE -- 1.1%
        46,900  Northrop Grumman Corp.                                  $2,199,141
                                                                      ------------
BEVERAGES -- 2.1%
        67,300  Coca-Cola Co. (The)                                      2,965,238
        58,600  Pepsi Bottling Group, Inc.                               1,354,832
                                                                      ------------
                                                                         4,320,070
                                                                      ------------
BIOTECHNOLOGY -- 1.2%
        42,300  Amgen, Inc.(1)                                           2,533,347
                                                                      ------------
CAPITAL MARKETS -- 3.6%
        67,500  Bank of New York Mellon Corp. (The)                      2,200,500
        19,300  Goldman Sachs Group, Inc. (The)                          1,785,250
        17,600  Legg Mason, Inc.                                           390,544
        77,800  Merrill Lynch & Co., Inc.                                1,446,302
        85,400  Morgan Stanley                                           1,491,938
                                                                      ------------
                                                                         7,314,534
                                                                      ------------
CHEMICALS -- 2.0%
        71,000  E.I. du Pont de Nemours & Co.                            2,272,000
        38,400  PPG Industries, Inc.                                     1,903,872
                                                                      ------------
                                                                         4,175,872
                                                                      ------------
COMMERCIAL BANKS -- 3.3%
       174,200  National City Corp.                                        470,340
        60,000  U.S. Bancorp.                                            1,788,600
       130,600  Wells Fargo & Co.                                        4,446,930
                                                                      ------------
                                                                         6,705,870
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
        28,700  Avery Dennison Corp.                                     1,005,074
        16,300  Pitney Bowes, Inc.                                         403,914
        66,000  R.R. Donnelley & Sons Co.                                1,093,620
        44,600  Waste Management, Inc.                                   1,392,858
                                                                      ------------
                                                                         3,895,466
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 0.7%
        61,900  Cisco Systems, Inc.(1)                                   1,099,963
        66,000  Motorola, Inc.                                             354,420
                                                                      ------------
                                                                         1,454,383
                                                                      ------------
COMPUTERS & PERIPHERALS -- 1.0%
        55,200  Hewlett-Packard Co.                                      2,113,056
                                                                      ------------
CONSUMER FINANCE -- 0.3%
        58,300  Discover Financial Services                                714,175
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 0.8%
        80,800  H&R Block, Inc.                                          1,593,376
                                                                      ------------

Shares                                                                       Value

DIVERSIFIED FINANCIAL SERVICES -- 8.9%
       232,700  Bank of America Corp.                                   $5,624,359
       362,933  Citigroup, Inc.                                          4,954,035
       185,400  JPMorgan Chase & Co.                                     7,647,750
                                                                      ------------
                                                                        18,226,144
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 6.9%
       327,600  AT&T, Inc.                                               8,769,852
        24,700  Embarq Corp.                                               741,000
       153,600  Verizon Communications, Inc.                             4,557,312
                                                                      ------------
                                                                        14,068,164
                                                                      ------------
ELECTRIC UTILITIES -- 2.7%
        55,500  Exelon Corp.                                             3,010,320
        74,500  PPL Corp.                                                2,445,090
                                                                      ------------
                                                                         5,455,410
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 0.5%
        32,900  National Oilwell Varco, Inc.(1)                            983,381
                                                                      ------------
FOOD & STAPLES RETAILING -- 3.0%
        63,000  Kroger Co. (The)                                         1,729,980
        63,500  Walgreen Co.                                             1,616,710
        48,900  Wal-Mart Stores, Inc.                                    2,729,109
                                                                      ------------
                                                                         6,075,799
                                                                      ------------
FOOD PRODUCTS -- 0.8%
        64,700  Unilever NV New York Shares                              1,556,035
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.7%
        37,100  Medtronic, Inc.                                          1,496,243
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.5%
        21,800  Quest Diagnostics, Inc.                                  1,020,240
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 0.6%
        25,100  Darden Restaurants, Inc.                                   556,467
        52,000  Starbucks Corp.(1)                                         682,760
                                                                      ------------
                                                                         1,239,227
                                                                      ------------
HOUSEHOLD DURABLES -- 0.7%
       101,300  Newell Rubbermaid, Inc.                                  1,392,875
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%
        25,300  NRG Energy, Inc.(1)                                        588,225
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 5.5%
       531,500  General Electric Co.                                    10,369,565
        32,200  Tyco International Ltd.                                    814,016
                                                                      ------------
                                                                        11,183,581
                                                                      ------------

------
9

Capital Value

Shares                                                                       Value

INSURANCE -- 3.3%

        68,500  Allstate Corp. (The)                                    $1,807,715
        43,800  Hartford Financial Services Group, Inc. (The)              452,016
        28,000  Loews Corp.                                                929,880
        27,400  Torchmark Corp.                                          1,144,498
        56,500  Travelers Cos., Inc. (The)                               2,404,075
                                                                      ------------
                                                                         6,738,184
                                                                      ------------
IT SERVICES -- 1.4%
        21,100  Fiserv, Inc.(1)                                            703,896
        23,000  International Business Machines Corp.                    2,138,310
                                                                      ------------
                                                                         2,842,206
                                                                      ------------
MACHINERY -- 2.4%
        37,700  Caterpillar, Inc.                                        1,439,009
        40,900  Dover Corp.                                              1,299,393
        61,300  Ingersoll-Rand Co. Ltd., Class A                         1,130,985
        25,800  Parker-Hannifin Corp.                                    1,000,266
                                                                      ------------
                                                                         4,869,653
                                                                      ------------
MEDIA -- 3.1%
       101,000  CBS Corp., Class B                                         980,710
        71,600  Gannett Co., Inc.                                          787,600
       275,600  Time Warner, Inc.                                        2,780,804
        83,800  Viacom, Inc., Class B(1)                                 1,694,436
                                                                      ------------
                                                                         6,243,550
                                                                      ------------
METALS & MINING -- 0.6%
        33,200  Nucor Corp.                                              1,344,932
                                                                      ------------
MULTILINE RETAIL -- 0.6%
        37,200  Kohl's Corp.(1)                                          1,306,836
                                                                      ------------
OFFICE ELECTRONICS -- 0.6%
       146,100  Xerox Corp.                                              1,171,722
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 18.6%
        12,200  Apache Corp.                                             1,004,426
       137,000  Chevron Corp.                                           10,220,200
       111,900  ConocoPhillips                                           5,821,038
        14,300  Devon Energy Corp.                                       1,156,298
       188,900  Exxon Mobil Corp.                                       14,001,268
         8,200  Occidental Petroleum Corp.                                 455,428
        97,600  Royal Dutch Shell plc ADR                                5,447,056
                                                                      ------------
                                                                        38,105,714
                                                                      ------------
PAPER & FOREST PRODUCTS -- 0.9%
        34,600  International Paper Co.                                    595,812
        34,300  Weyerhaeuser Co.                                         1,310,946
                                                                      ------------
                                                                         1,906,758
                                                                      ------------

Shares                                                                       Value

PHARMACEUTICALS -- 10.9%
        35,400  Abbott Laboratories                                     $1,952,310
        52,000  Eli Lilly & Co.                                          1,758,640
       107,200  Johnson & Johnson                                        6,575,648
        95,000  Merck & Co., Inc.                                        2,940,250
       369,100  Pfizer, Inc.                                             6,536,761
        75,700  Wyeth                                                    2,436,026
                                                                      ------------
                                                                        22,199,635
                                                                      ------------
PROFESSIONAL SERVICES -- 0.1%
        13,800  Robert Half International, Inc.                            260,406
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
        23,100  Developers Diversified Realty Corp.                        304,227
                                                                      ------------
ROAD & RAIL -- 0.1%
        45,400  YRC Worldwide, Inc.(1)                                     207,932
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
        67,400  Applied Materials, Inc.                                    870,134
        59,700  Intel Corp.                                                955,200
        24,800  Texas Instruments, Inc.                                    485,088
                                                                      ------------
                                                                         2,310,422
                                                                      ------------
SOFTWARE -- 1.6%
        91,900  Microsoft Corp.                                          2,052,127
        63,500  Oracle Corp.(1)                                          1,161,415
                                                                      ------------
                                                                         3,213,542
                                                                      ------------
SPECIALTY RETAIL -- 2.6%
        47,400  Best Buy Co., Inc.                                       1,270,794
        66,900  Gap, Inc. (The)                                            865,686
        74,000  Home Depot, Inc. (The)                                   1,745,660
        76,100  Staples, Inc.                                            1,478,623
                                                                      ------------
                                                                         5,360,763
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.6%
        23,600  VF Corp.                                                 1,300,360
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 0.1%
        56,700  MGIC Investment Corp.                                      219,996
                                                                      ------------
TOBACCO -- 1.4%
        71,500  Altria Group, Inc.                                       1,372,085
        22,000  Lorillard, Inc.                                          1,448,920
                                                                      ------------
                                                                         2,821,005
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
       178,800  Sprint Nextel Corp.                                        559,644
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $217,738,336)                                                    203,592,101
                                                                      ------------

------
10

Capital Value

Shares                                                                       Value

Temporary Cash Investments -- 0.7%

        74,933  JPMorgan U.S. Treasury Plus Money Market
                Fund Agency Shares                                        $ 74,933

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations,
6.125%, 11/15/27, valued at $1,425,779), in a joint
trading account at 0.10%, dated 10/31/08, due 11/3/08
(Delivery value $1,400,012)                                              1,400,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,474,933)                                                        1,474,933
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 100.2%
(Cost $219,213,269)                                                    205,067,034
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (0.2)%                                   (464,457)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $204,602,577
                                                                      ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

ASSETS

Investment securities, at value (cost of $219,213,269)           $205,067,034

Receivable for investments sold                                       535,746

Receivable for capital shares sold                                     29,590

Dividends and interest receivable                                     410,778
                                                               --------------
                                                                  206,043,148
                                                               --------------

LIABILITIES

Disbursements in excess of demand deposit cash                         26,733

Payable for investments purchased                                     578,530

Payable for capital shares redeemed                                   639,468

Accrued management fees                                               194,312

Distribution and service fees payable                                   1,528
                                                               --------------
                                                                    1,440,571
                                                               --------------

NET ASSETS                                                       $204,602,577
                                                               ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                          $222,792,505

Undistributed net investment income                                 5,247,349

Accumulated net realized loss on investment transactions          (9,291,042)

Net unrealized depreciation on investments                       (14,146,235)
                                                               --------------
                                                                 $204,602,577
                                                               ==============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                       $185,569,069

Shares outstanding                                                 35,923,059

Net asset value per share                                               $5.17

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                        $12,029,658

Shares outstanding                                                  2,325,587

Net asset value per share                                               $5.17

ADVISOR CLASS, $0.01 PAR VALUE

Net assets                                                         $7,003,850

Shares outstanding                                                  1,358,969

Net asset value per share                                               $5.15

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $49,337)                 $ 10,639,980

Interest                                                                   61,929

Securities lending, net                                                   113,535
                                                                   --------------
                                                                       10,815,444
                                                                   --------------

EXPENSES:

Management fees                                                         3,839,144

Distribution fees -- Advisor Class                                          3,033

Service fees -- Advisor Class                                               3,033

Distribution and service fees -- Advisor Class                             25,202

Directors' fees and expenses                                                9,641

Other expenses                                                              4,260
                                                                   --------------
                                                                        3,884,313
                                                                   --------------

NET INVESTMENT INCOME (LOSS)                                            6,931,131
                                                                   --------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                   (8,977,268)

Change in unrealized appreciation (depreciation)
on investments                                                      (150,104,194)
                                                                   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                             (159,081,462)
                                                                   --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $(152,150,331)
                                                                   ==============

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007

Increase (Decrease) in Net Assets                              2008           2007

OPERATIONS

Net investment income (loss)                            $ 6,931,131     $8,188,675

Net realized gain (loss)                                (8,977,268)     18,769,164

Change in net unrealized appreciation
(depreciation)                                        (150,104,194)     22,105,599
                                                      -------------   ------------
Net increase (decrease) in net assets resulting
from operations                                       (152,150,331)     49,063,438
                                                      -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                         (6,799,465)    (7,057,821)

 Institutional Class                                      (437,453)      (534,336)

 Advisor Class                                            (195,244)      (212,420)

From net realized gains:

 Investor Class                                        (17,205,248)    (6,173,467)

 Institutional Class                                      (986,976)      (410,071)

 Advisor Class                                            (582,280)      (225,243)
                                                      -------------   ------------
Decrease in net assets from distributions              (26,206,666)   (14,613,358)
                                                      -------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                    (122,589,572)   (43,818,329)
                                                      -------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                 (300,946,569)    (9,368,249)

NET ASSETS

Beginning of period                                     505,549,146    514,917,395
                                                      -------------   ------------
End of period                                          $204,602,577   $505,549,146
                                                      =============   ============

Undistributed net investment income                      $5,247,349     $5,754,249
                                                      =============   ============

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The fund pursues its objective by investing primarily in common stocks that management believes to be undervalued at the time of purchase. The fund also seeks to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

------
15

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund has adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes--an interpretation of FASB Statement No. 109" during the current fiscal year. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On September 25, 2007, the Advisor Class shareholders of the fund approved a change to the class's fee structure. The change was approved by the Board of
Directors on November 29, 2006 and March 7, 2007. Effective December 3, 2007,
the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.90% to 1.10% for the Investor Class and
Advisor Class. The Institutional Class is 0.20% less at each point within the range. Prior to December 3, 2007, the Advisor Class was 0.25% less at each point within the range. The effective annual management fee for each class of the fund for the year ended October 31, 2008, was 1.10%, 0.90% and 1.07% for the Investor Class, Institutional Class and Advisor Class, respectively.

------
16

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Individual Shareholder Services Plan (the plan) for the
Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS)
an annual distribution and service fee of 0.25%. Prior to December 3, 2007, the Board of Directors had adopted a Master Distribution and Shareholder
Services Plan for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act, which provided that the Advisor Class would pay ACIS an annual distribution fee of 0.25% and an annual service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended October 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM js an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended ended October 31, 2008, were $90,329,413 and
$230,002,024, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                        Year ended October 31, 2008    Year ended October 31, 2007
                           Shares            Amount         Shares          Amount
INVESTOR
CLASS/SHARES
AUTHORIZED            200,000,000                      200,000,000
                     ============                     ============
Sold                    4,019,582      $ 28,296,721      8,504,945     $72,228,943

Issued in
reinvestment of
distributions           2,617,117        20,177,969      1,397,652      11,684,374

Redeemed             (23,291,242)     (161,307,127)   (14,030,687)   (120,606,257)
                     ------------   ---------------   ------------   -------------
                     (16,654,543)     (112,832,437)    (4,128,090)    (36,692,940)
                     ------------   ---------------   ------------   -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED             15,000,000                       15,000,000
                     ============                     ============
Sold                      760,655         5,015,742        252,381       2,101,512

Issued in
reinvestment of
distributions             155,264         1,195,532        112,065         936,867

Redeemed              (1,784,972)      (12,651,624)      (947,069)     (8,137,849)
                     ------------   ---------------   ------------   -------------
                        (869,053)       (6,440,350)      (582,623)     (5,099,470)
                     ------------   ---------------   ------------   -------------
ADVISOR
CLASS/SHARES
AUTHORIZED             50,000,000                       50,000,000
                     ============                     ============
Sold                      233,387         1,571,870        297,016       2,529,461

Issued in
reinvestment of
distributions             100,040           771,305         52,056         435,187

Redeemed                (808,390)       (5,659,960)      (581,695)     (4,990,567)
                     ------------   ---------------   ------------   -------------
                        (474,963)       (3,316,785)      (232,623)     (2,025,919)
                     ------------   ---------------   ------------   -------------
Net increase
(decrease)           (17,998,559)    $(122,589,572)    (4,943,336)   $(43,818,329)
                     ============   ===============   ============   =============

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17

5. SECURITIES LENDING

As of October 31, 2008, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The fund did not borrow from either line during the year ended
October 31, 2008.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2008 and October 31, 2007 were as follows:

                                                    2008            2007
DISTRIBUTIONS PAID FROM

Ordinary income                               $7,438,030      $7,804,577

Long-term capital gains                      $18,768,636      $6,808,781

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                            $219,762,098
                                                         ==============
Gross tax appreciation of investments                      $ 30,125,528

Gross tax depreciation of investments                      (44,820,592)
                                                         --------------
Net tax appreciation (depreciation) of investments        $(14,695,064)
                                                         ==============
Undistributed ordinary income                                $5,247,349

Accumulated capital losses                                 $(8,742,213)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2016.

------
18

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 will not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2008.

For corporate taxpayers, the fund hereby designates $7,438,030, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2008, as qualified for the corporate dividends received deduction.

The fund hereby designates $18,768,636, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended October 31,
2008.

------
19

FINANCIAL HIGHLIGHTS
Capital Value

Investor Class

For a Share Outstanding Throughout the Years Ended October 31

                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $8.78      $8.23     $7.15      $6.61      $5.86
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.14       0.13      0.12       0.10       0.09

 Net Realized
 and Unrealized
 Gain (Loss)                     (3.28)       0.65      1.14       0.51       0.72
                               --------   --------  --------   --------   --------
 Total From
 Investment
 Operations                      (3.14)       0.78      1.26       0.61       0.81
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment
 Income                          (0.13)     (0.12)    (0.10)     (0.07)     (0.06)

 From Net
 Realized Gains                  (0.34)     (0.11)    (0.08)         --         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.47)     (0.23)    (0.18)     (0.07)     (0.06)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $5.17      $8.78     $8.23      $7.15      $6.61
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (37.52)%      9.66%    18.03%      9.29%     13.94%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        1.10%      1.10%     1.10%      1.10%      1.10%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                        1.98%      1.52%     1.55%      1.42%      1.44%

Portfolio Turnover Rate             26%        15%       16%        28%        15%

Net Assets,
End of Period
(in thousands)                 $185,569   $461,413  $466,803   $458,354   $255,504

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

Capital Value

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31

                                  2008     2007      2006      2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $8.79    $8.24     $7.16     $6.62     $5.87
                              --------  -------   -------   -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                 0.15     0.15      0.13      0.12      0.10

 Net Realized
 and Unrealized
 Gain (Loss)                    (3.28)     0.65      1.15      0.51      0.72
                              --------  -------   -------   -------   -------
 Total From
 Investment
 Operations                     (3.13)     0.80      1.28      0.63      0.82
                              --------  -------   -------   -------   -------
Distributions

 From Net
 Investment Income              (0.15)   (0.14)    (0.12)    (0.09)    (0.07)

 From Net
 Realized Gains                 (0.34)   (0.11)    (0.08)        --        --
                              --------  -------   -------   -------   -------
 Total Distributions            (0.49)   (0.25)    (0.20)    (0.09)    (0.07)
                              --------  -------   -------   -------   -------
Net Asset Value,
End of Period                    $5.17    $8.79     $8.24     $7.16     $6.62
                              ========  =======   =======   =======   =======

TOTAL RETURN(2)               (37.46)%    9.88%    18.24%     9.50%    14.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                       0.90%    0.90%     0.90%     0.90%     0.90%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                       2.18%    1.72%     1.75%     1.62%     1.64%

Portfolio Turnover Rate            26%      15%       16%       28%       15%

Net Assets,
End of Period
(in thousands)                 $12,030  $28,077   $31,141   $37,523   $23,449

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

Capital Value

Advisor Class

For a Share Outstanding Throughout the Years Ended October 31

                                   2008     2007      2006      2005     2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $8.76    $8.21     $7.14     $6.60    $5.86
                               --------  -------   -------   -------   ------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.12     0.11      0.10      0.08     0.08

 Net Realized
 and Unrealized
 Gain (Loss)                     (3.28)     0.65      1.13      0.52     0.71

                               --------  -------   -------   -------   ------
 Total From
 Investment Operations           (3.16)     0.76      1.23      0.60     0.79
                               --------  -------   -------   -------   ------
Distributions

 From Net
 Investment
 Income                          (0.11)   (0.10)    (0.08)    (0.06)   (0.05)

 From Net Realized Gains         (0.34)   (0.11)    (0.08)        --       --
                               --------  -------   -------   -------   ------
 Total Distributions             (0.45)   (0.21)    (0.16)    (0.06)   (0.05)
                               --------  -------   -------   -------   ------
Net Asset Value,
End of Period                     $5.15    $8.76     $8.21     $7.14    $6.60
                               ========  =======   =======   =======   ======

TOTAL RETURN(2)                (37.78)%    9.40%    17.62%     9.04%   13.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        1.35%    1.35%     1.35%     1.35%    1.35%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                        1.73%    1.27%     1.30%     1.17%    1.19%

Portfolio Turnover Rate             26%      15%       16%       28%      15%

Net Assets,
End of Period
(in thousands)                   $7,004  $16,059   $16,973   $14,744   $8,023

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund, one of the funds constituting American Century Mutual Funds, Inc. (the "Corporation"), as of
October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Capital Value Fund, one of the funds constituting American Century Mutual
Funds, Inc., as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 16, 2008

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23

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM or the advisor); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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24

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc.; Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc.; Charming Shoppes, Inc.

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25

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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26

APPROVAL OF MANAGEMENT AGREEMENT

Capital Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Capital Value (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

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27

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

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28

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the fund is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the
15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance fell below the median for its peer group for both the one- and three-year period during the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the fund. More detailed information about the fund's performance can be found in the Performance and Portfolio
Commentary sections of this report.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the fund.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

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29

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group. The board concluded that the management fee paid by the fund to the advisor was reasonable in light of the services provided to the fund.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

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30

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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31

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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32

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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33

NOTES

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34

NOTES

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35

NOTES

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36

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . . .          1-800-345-8765

                                                                    1-800-345-2021
INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . . .         or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . . .          1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . . .          1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . . .          1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0812
CL-ANN-62714N

[front cover]

ANNUAL REPORT
OCTOBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY-MASON STREET MID CAP GROWTH FUND
AMERICAN CENTURY-MASON STREET SMALL CAP GROWTH FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
October 31, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/ Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .       2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .       2

MID CAP GROWTH

SMALL CAP GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      42
     Approval of Management Agreements for Mid Cap Growth and Small Cap

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

THE PERFECT STORM

The year ended October 31, 2008, was one of the most turbulent periods for the
U.S. equity market since the Great Depression. As the accompanying table shows, stocks declined sharply across the board as a "perfect storm" of negative influences undermined investor confidence and produced a dramatic increase in market volatility.

The biggest impact came from the credit crisis that grew out of the housing and mortgage meltdowns in 2007. Credit conditions deteriorated throughout the one-year period, culminating in a liquidity crisis that led to the downfall of a number of major financial companies. Examples included the government conservatorship of mortgage lenders Fannie Mae and Freddie Mac, the bankruptcy of brokerage firm Lehman Brothers, and the government bailout of insurer
American International Group. Despite efforts by the U.S. government and
Federal Reserve to provide systemic stability, the credit markets remained deeply troubled.

Diminishing economic activity also weighed on the stock market. After decelerating in 2007, the U.S. economy weakened further in 2008 as consumer spending stalled, the housing downturn worsened, and the unemployment rate reached its highest level since 1994. The U.S. economic slowdown spread to other parts of the world, increasing the likelihood of a global recession.

One other noteworthy factor was the parabolic rise and fall of commodity prices. Robust growth in emerging economies combined with speculative excesses boosted the prices of energy and many other commodities to record highs by mid-2008. However, the global economic slowdown led to a sharp reversal in commodity prices during the last few months of the period.

THE GROUNDWORK FOR RECOVERY

The events of the past year have been about correcting global imbalances and domestic excesses--the first step on the road to recovery. It's important to remember that the stock market is a discounting mechanism, trading on estimates of future earnings power. The market decline over the past year discounted the current economic slowdown; similarly, we would expect the market to rebound before we see improvement in the economic data. We don't know when this will happen, but the preconditions for market recovery--significant monetary stimulus and low valuations--are in place.

U.S. Stock Index Returns
For the 12 months ended October 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)       -36.80%
Russell 1000 Value Index             -36.80%
Russell 1000 Growth Index            -36.95%

RUSSELL MIDCAP INDEX                 -40.67%
Russell Midcap Value Index           -38.83%
Russell Midcap Growth Index          -42.65%

RUSSELL 2000 INDEX (SMALL-CAP)       -34.16%
Russell 2000 Value Index             -30.54%
Russell 2000 Growth Index            -37.87%

------
2

PERFORMANCE
Mid Cap Growth

Total Returns as of October 31, 2008
                                              Average Annual Returns
                                                                Since     Inception
                                1 year    5 years   10 years  Inception      Date

A CLASS(1)
 No sales charge*               -35.83%    -0.25%    4.13%      5.71%
 With sales charge*             -39.53%    -1.43%    3.52%      5.17%      3/31/97

RUSSELL MIDCAP GROWTH
INDEX(2)                        -42.65%    -0.18%    2.20%      4.03%         --

S&P MIDCAP 400 INDEX(2)         -36.46%    1.96%     6.71%      8.60%         --

Investor Class                  -35.67%      --        --      -10.01%      4/3/06

Institutional Class             -35.55%      --        --       -9.84%      4/3/06

B Class(1)
 No sales charge*               -36.28%    -0.90%    3.45%      5.01%
 With sales charge*             -40.28%    -1.11%    3.45%      5.01%      3/31/97

C Class                         -36.31%      --        --      -10.91%      4/3/06

R Class                         -36.00%      --        --      -10.48%      4/3/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Mid Cap Growth acquired all the net assets of the Mason Street Aggressive
Growth Stock Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street Aggressive
Growth Stock Fund.

(1) Class returns would have been lower if fees had not been waived.

(2) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Mid Cap Growth

Growth of $10,000 Over 10 Years

$10,000 investment made October 31, 1998*

One-Year Returns Over 10 Years
Periods ended October 31
             1999     2000      2001      2002      2003    2004     2005     2006     2007      2008

A Class**
(no sales
charge)     46.73%   47.26%   -35.19%    -9.55%    19.92%   4.92%    7.99%    7.08%   26.85%   -35.83%

Russell
Midcap
Growth
Index       37.66%   38.67%   -42.78%    -17.61%   39.30%   8.77%   15.91%   14.51%   19.72%   -42.65%

S&P
MidCap
400 Index   21.07%   31.65%   -12.45%    -4.78%    30.73%  11.04%   17.65%   13.43%   17.02%   -36.46%

* Mid Cap Growth A Class's initial investment is $9,425 to reflect the maximum
5.75% initial sales charge.

** Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Mid Cap Growth

Portfolio Managers: Jill Grueninger and Curt Ludwick

PERFORMANCE SUMMARY

Mid Cap Growth returned -35.83%* during the 12 months ended October 31, 2008.
By comparison, the Russell Midcap Growth Index returned -42.65%. See page 3 for additional performance comparisons.

The portfolio's absolute return reflected the unprecedented turmoil affecting the economy and financial markets. No sector contributed positively to results. The biggest negative contribution came from information technology stocks. The portfolio held up better than the index thanks to stock selection across a number of sectors, led by industrials. Consumer staples shares detracted most from relative results.

KEY CONTRIBUTION: INDUSTRIALS

Stock selection in the industrials sector goes a long way toward explaining why the portfolio held up better than the Russell index. Positioning in the road and rail, commercial services, air freight and logistics, and industrial conglomerate industry segments contributed most. Among road and rail stocks,
Knight Transportation and J.B. Hunt Transport Services posted better-than-expected profits late in the reporting period. C.H. Robinson
Worldwide was a top-10 contributor overall and the leading source of relative return in the air freight segment, thanks to rising demand for its services across a number of business units. Elsewhere in the sector, medical waste disposal firm Stericycle was another top-10 contributor, as it benefited from some recent acquisitions and news that it would be added to the S&P 500 Index.

HEALTH CARE, CONSUMER DISCRETIONARY HELPED

The portfolio's health care and consumer discretionary stocks outperformed these portions of the Russell index thanks to stock picking. Health care providers Psychiatric Solutions and DaVita were both top-10 contributors for the year. DaVita provided more kidney dialysis treatments and was added to the
S&P 500 during the year, while Psychiatric Solutions saw rising demand for its services, leading to improving profits and margins. Biotechnology firm
Celgene, another top-10 contributor, benefited from better sales of some of its leading drug lines and contributions from a recent acquisition.

The consumer discretionary sector was home to the top two individual contributors to relative performance, DeVry and Dollar Tree. Both stocks benefited from the economic

Top Ten Holdings as of October 31, 2008
                                    % of net       % of net
                                  assets as of   assets as of
                                    10/31/08        4/30/08

Psychiatric Solutions, Inc.           3.1%           2.1%
DeVry, Inc.                           3.1%           1.8%
Immucor, Inc.                         2.7%           1.5%
DaVita, Inc.                          2.6%           2.9%
GameStop Corp.                        2.5%           2.2%
Dollar Tree, Inc.                     2.5%           1.4%
Global Payments, Inc.                 2.5%           1.6%
Corrections Corp. of America          2.4%           1.6%
Alliance Data Systems Corp.           2.2%           0.5%
Stericycle, Inc.                      2.2%           1.1%

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

------
5

Mid Cap Growth

downturn in that discount retailer Dollar Tree saw more cost-conscious customers come through its doors. Adult and vocational education firm DeVry saw enrollment rise as the difficult job market put a premium on worker education and training.

LEADING DETRACTORS

An underweight position and stock selection made consumer staples shares the largest detractors from relative results by far. The leading detractor was cosmetics firm Bare Escentuals, which reported disappointing profit growth and guided analysts' expectations down for future quarters. It also hurt to be underrepresented in food products, tobacco, and household products companies, which held up better than the index as a whole.

In terms of individual stocks, several of the leading detractors were shares of companies hit hard by the sharp downturn in the economy late in the year.
Topping the list were online marketing and digital ad firms ValueClick (#1 detractor for the year) and Focus Media Holdings (#2). Similarly, payment processor VeriFone Holdings (#5) and graphics chipmaker NVIDIA (#8) were victims of the economic turmoil. We eliminated our holdings in ValueClick and
NVIDIA, but continued to hold stakes in VeriFone and Focus Media at period-end.

OUTLOOK

We're concerned about the length and depth of the economic recession, and think volatility in the stock market is likely to continue, driven by deleveraging and forced selling. Under these conditions, the market can throw out normal earnings and valuation metrics, discounting both good companies and bad. Indeed, we've been able to add high-quality companies trading at what we believe are attractive valuations.

In this uncertain environment, we are maintaining an underweight in consumer-related shares and an overweight to the health care sector. We also maintained an underweight position in energy shares, with oil prices and earnings derived from them falling sharply.

Top Five Industries as of October 31, 2008
                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/08        4/30/08

IT Services                                       8.4%           4.7%
Health Care Providers & Services                  7.7%           9.1%
Software                                          7.0%           5.0%
Specialty Retail                                  5.9%           4.5%
Semiconductors & Semiconductor Equipment          5.8%           4.8%

Types of Investments in Portfolio
                                                % of net        % of net
                                              assets as of    assets as of
                                                10/31/08        4/30/08

Domestic Common Stocks and Futures               92.9%           88.9%
Foreign Common Stocks(1)                          2.9%            6.8%
TOTAL COMMON STOCKS                              95.8%           95.7%
Short-Term Investments                            4.0%            3.2%
Other Assets and Liabilities                      0.2%            1.1%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

PERFORMANCE
Small Cap Growth

Total Returns as of October 31, 2008
                                            Average Annual Returns
                                                          Since      Inception
                                   1 year    5 years    Inception       Date

A CLASS(1)
 No sales charge*                 -46.12%    -2.32%       4.36%
 With sales charge*               -49.22%    -3.48%       3.69%       7/12/99

RUSSELL 2000 GROWTH INDEX(2)      -37.87%    -0.13%     -1.46%(3)        --

S&P SMALLCAP 600 INDEX(2)         -32.44%     3.33%      5.61%(3)        --

Investor Class                    -46.00%      --        -16.86%       4/3/06

Institutional Class               -45.89%      --        -16.69%       4/3/06

B Class(1)
 No sales charge*                 -46.52%    -2.96%       3.69%
 With sales charge*               -50.52%    -3.19%       3.69%       7/12/99

C Class                           -46.51%      --        -17.69%       4/3/06

R Class                           -46.32%      --        -17.31%       4/3/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Small Cap Growth acquired all the net assets of the Mason Street Small Cap
Growth Stock Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 23, 2006. Performance information prior to April 1, 2006, is that of the Mason Street Small Cap
Growth Stock Fund.

(1) Class returns would have been lower if fees had not been waived.

(2) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 7/14/99, the date nearest the A Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
7

Small Cap Growth

Growth of $10,000 Over Life of Class

$10,000 investment made July 12, 1999

One-Year Returns Over Life of Class
Periods ended October 31
              1999*    2000      2001       2002     2003     2004     2005    2006     2007      2008

A Class**
(no sales
charge)      13.00%   63.92%    -24.37%    -7.06%   28.49%    7.39%   19.34%   6.63%   20.75%   -46.12%

Russell
2000
Growth
Index        -4.03%   16.16%    -31.50%   -21.57%   46.56%    5.53%   10.91%  17.07%   16.73%   -37.87%

S&P
SmallCap
600 Index    -6.41%   25.27%    -6.44%     -3.78%   33.58%   16.78%   15.27%  16.10%   11.55%   -32.44%

* From 7/12/99, the A Class's inception date. Index data from 7/14/99, the date nearest the A Class's inception for which data are available. Not annualized. Small Cap Growth A Class's initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

** Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
8

PORTFOLIO COMMENTARY
Small Cap Growth

Portfolio Managers: Bill Walker and Andy Eng

PERFORMANCE SUMMARY

Small Cap Growth returned -46.12%* during the 12 months ended October 31,
2008. By comparison, the Russell 2000 Growth Index returned -37.87%. See page
7 for additional performance comparisons.

The portfolio's absolute return reflects the unprecedented turmoil affecting the economy and financial markets. No sector contributed positively to results. The biggest negative contribution to both relative and absolute results came from information technology stocks. Industrials shares were the leading contributors to relative return.

LEADING DETRACTORS: INFORMATION TECHNOLOGY

An overweight position and stock selection made information technology shares the main source of weakness relative to the Russell index. The portfolio's internet software & services, software, semiconductor, and electronic equipment holdings all detracted substantially from relative results. The leading detractor in the sector was mobile phone and digital media equipment maker Cogo Group, which was hit by worries about slower economic growth hurting demand for its products, and a changing product mix geared toward lower-margin business.

Other top-10 detractors in the sector were Synchronoss Technologies, Riverbed
Technology, comScore, and Insight Enterprises. Computer hardware, software, and services provider Insight Enterprises gave a downbeat outlook and reported disappointing revenue and profit figures as a result of slower economic growth and trouble with its online sales system, as well as some one-time charges.
Business software maker comScore revised down profit expectations and gave a poor outlook as economic conditions deteriorated. Riverbed, which provides technology to speed corporate networks, was a high P/E, high-momentum stock whose share price tumbled on disappointing financial results. Communication software maker Synchronoss underperformed after losing a piece of business with its dominant customer, AT&T.

Top Ten Holdings as of October 31, 2008
                                                     % of net       % of net
                                                   assets as of   assets as of
                                                     10/31/08        4/30/08

NuVasive, Inc.                                         2.3%           1.4%
Alberto-Culver Co.                                     2.3%           0.9%
Team, Inc.                                             2.2%           0.9%
Dollar Tree, Inc.                                      2.2%           0.9%
Genoptix, Inc.                                         2.1%           1.1%
Silgan Holdings, Inc.                                  2.1%           0.9%
Masimo Corp.                                           2.1%           1.5%
New Oriental Education & Technology Group ADR          1.9%           1.5%
Stanley, Inc.                                          1.9%            --
Corrections Corp. of America                           1.9%           0.9%

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied or if distribution and service fees had not been waived, returns would be lower than those shown.

------
9

Small Cap Growth

OTHER DETRACTORS: ENERGY, HEALTH CARE

Energy shares also detracted from relative performance. Stock picks and an underweight position in oil, gas, and consumable fuel stocks drove the underperformance. Here the leading detractor was Alpha Natural Resources. We were underrepresented in the stock, which performed very well early in the fiscal year as coal prices soared; however, we made up some of that relative underperformance in recent months as the stock declined along with coal prices.

Health care shares were also notable detractors from relative results. The main source of weakness by far was our positioning in the biotechnology segment, where we held an underweight position. Many small-cap biotechnology firms often lack the earnings history necessary for inclusion in the portfolio; as a result, we're often underrepresented in this segment.
Unfortunately, some of the biotech stocks we did own also underperformed, such as BioMarin Pharmaceuticals and Savient Pharmaceuticals.

LEADING CONTRIBUTORS

Industrials shares contributed most to relative results, led by stock selection and an overweight position in aerospace and defense and commercial services firms. The leading contributor to performance was military contractor
Axsys Technologies, whose business boomed as a result of increased defense spending. Other key contributors from these two industry segments were
AeroVironment, Stanley, Team, and Cornell Companies.

The portfolio also enjoyed notable contributions to relative return from positioning in the materials sector. Here it helped to be underweight the poor-performing metals and mining stocks, and overweight containers and packaging companies, which held up better. The leading contributor in the sector was packaging firm Silgan Holdings, which reported record third-quarter income despite the challenging economic environment.

OUTLOOK

Given the unprecedented events sweeping financial markets, we are working to trim the portfolio's risk by reducing our overweight position in the volatile information technology sector and adding shares in the relatively more stable health care sector. Nevertheless, information technology remains our largest sector exposure, and we continue to believe we'll see strong relative results from these names when market conditions stabilize.

Top Five Industries as of October 31, 2008
                                                % of net       % of net
                                              assets as of   assets as of
                                                10/31/08        4/30/08

Aerospace & Defense                               7.1%           2.2%
Health Care Equipment & Supplies                  6.5%           6.9%
Internet Software & Services                      6.0%           9.2%
Commercial Services & Supplies                    5.7%           4.5%
Semiconductors & Semiconductor Equipment          5.6%           4.9%

Types of Investments in Portfolio
                                                % of net        % of net
                                              assets as of    assets as of
                                                10/31/08        4/30/08

Domestic Common Stocks and Futures               89.9%           86.1%
Foreign Common Stocks(1)                          6.9%            9.1%
TOTAL EQUITY EXPOSURE                            96.8%           95.2%
Short-Term Investments                             --             3.8%
Other Assets and Liabilities                      3.2%            1.0%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
10

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
11

                                                   Expenses Paid
                                      Ending           During
                     Beginning        Account        Period(1)        Annualized
                   Account Value       Value          5/1/08 -         Expense
                       5/1/08        10/31/08         10/31/08         Ratio(1)
Mid Cap Growth

ACTUAL

Investor Class         $1,000         $706.10          $4.50            1.05%

Institutional
Class                  $1,000         $706.70          $3.65            0.85%

A Class                $1,000         $705.10          $5.57            1.30%

B Class                $1,000         $702.70          $8.77            2.05%

C Class                $1,000         $702.30          $8.77            2.05%

R Class                $1,000         $704.10          $6.64            1.55%

HYPOTHETICAL

Investor Class         $1,000        $1,019.86         $5.33            1.05%

Institutional
Class                  $1,000        $1,020.86         $4.32            0.85%

A Class                $1,000        $1,018.60         $6.60            1.30%

B Class                $1,000        $1,014.83         $10.38           2.05%

C Class                $1,000        $1,014.83         $10.38           2.05%

R Class                $1,000        $1,017.34         $7.86            1.55%

Small Cap Growth

ACTUAL

Investor Class         $1,000         $689.90          $5.56            1.31%

Institutional
Class                  $1,000         $690.60          $4.72            1.11%

A Class                $1,000         $688.90          $6.62            1.56%

B Class                $1,000         $685.90          $9.79            2.31%

C Class                $1,000         $687.10          $9.80            2.31%

R Class                $1,000         $687.70          $7.68            1.81%

HYPOTHETICAL

Investor Class         $1,000        $1,018.55         $6.65            1.31%

Institutional
Class                  $1,000        $1,019.56         $5.63            1.11%

A Class                $1,000        $1,017.29         $7.91            1.56%

B Class                $1,000        $1,013.52         $11.69           2.31%

C Class                $1,000        $1,013.52         $11.69           2.31%

R Class                $1,000        $1,016.04         $9.17            1.81%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
12

SCHEDULE OF INVESTMENTS
Mid Cap Growth

OCTOBER 31, 2008

Shares                                                                    Value

Common Stocks -- 92.2%

AEROSPACE & DEFENSE -- 2.2%
    16,600  L-3 Communications Holdings, Inc.                       $ 1,347,422
   102,700  Spirit Aerosystems Holdings, Inc., Class A(1)             1,656,551
                                                                   ------------
                                                                      3,003,973
                                                                   ------------
AIR FREIGHT & LOGISTICS -- 3.5%
    56,400  C.H. Robinson Worldwide, Inc.                             2,920,392
    53,220  Expeditors International of Washington, Inc.              1,737,633
                                                                   ------------
                                                                      4,658,025
                                                                   ------------
BIOTECHNOLOGY -- 2.1%
    44,100  Celgene Corp.(1)                                          2,833,866
                                                                   ------------
CAPITAL MARKETS -- 5.3%
    61,320  Investment Technology Group, Inc.(1)                      1,251,541
    43,200  Northern Trust Corp.                                      2,432,592
    96,600  Raymond James Financial, Inc.                             2,249,814
    60,000  SEI Investments Co.                                       1,060,800
     2,200  T. Rowe Price Group, Inc.                                    86,988
                                                                   ------------
                                                                      7,081,735
                                                                   ------------
CHEMICALS -- 1.6%
    34,030  Praxair, Inc.                                             2,217,054
                                                                   ------------
COMMERCIAL BANKS -- 0.9%
   116,600  Synovus Financial Corp.                                   1,204,478
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES -- 5.6%
   169,200  Corrections Corp. of America(1)                           3,233,412
    70,200  Ritchie Bros. Auctioneers, Inc.(1)                        1,303,614
    50,380  Stericycle, Inc.(1)                                       2,943,703
                                                                   ------------
                                                                      7,480,729
                                                                   ------------
CONSTRUCTION & ENGINEERING -- 0.6%
    27,600  Foster Wheeler Ltd.(1)                                      756,240
                                                                   ------------
CONTAINERS & PACKAGING -- 1.2%
    71,000  Owens-Illinois, Inc.(1)                                   1,624,480
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES -- 3.1%
    73,900  DeVry, Inc.                                               4,189,391
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
    10,112  IntercontinentalExchange, Inc.(1)                           865,183
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.6%
    75,220  Amphenol Corp., Class A                                   2,155,053
                                                                   ------------
ENERGY EQUIPMENT & SERVICES -- 4.1%
    93,800  Cameron International Corp.(1)                            2,275,588
     9,500  Diamond Offshore Drilling, Inc.                             843,600

Shares                                                                    Value

    37,400  National Oilwell Varco, Inc.(1)                         $ 1,117,886
    36,400  Smith International, Inc.                                 1,255,072
                                                                   ------------
                                                                      5,492,146
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.4%
   134,570  Immucor, Inc.(1)                                          3,572,833
     6,400  Intuitive Surgical, Inc.(1)                               1,105,856
    34,100  Mettler-Toledo International, Inc.(1)                     2,610,014
                                                                   ------------
                                                                      7,288,703
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- 7.7%
    60,400  DaVita, Inc.(1)                                           3,427,700
    45,600  Express Scripts, Inc.(1)                                  2,763,816
   126,595  Psychiatric Solutions, Inc.(1)                            4,214,348
                                                                   ------------
                                                                     10,405,864
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 1.4%
    91,400  Jack in the Box, Inc.(1)                                  1,837,140
                                                                   ------------
INSURANCE -- 1.2%
    60,900  Assured Guaranty Ltd.                                       683,907
    99,700  MBIA, Inc.                                                  980,051
                                                                   ------------
                                                                      1,663,958
                                                                   ------------
IT SERVICES -- 8.4%
    59,400  Alliance Data Systems Corp.(1)                            2,979,504
    70,560  Cognizant Technology Solutions Corp., Class A(1)          1,354,752
    81,900  Global Payments, Inc.                                     3,317,769
    87,110  NeuStar, Inc., Class A(1)                                 1,716,067
    99,100  VeriFone Holdings, Inc.(1)                                1,125,776
    49,700  Western Union Co. (The)                                     758,422
                                                                   ------------
                                                                     11,252,290
                                                                   ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.1%
    42,800  Charles River Laboratories International, Inc.(1)         1,533,524
                                                                   ------------
MACHINERY -- 1.3%
    14,000  Cummins, Inc.                                               361,900
    60,300  Harsco Corp.                                              1,427,301
                                                                   ------------
                                                                      1,789,201
                                                                   ------------
MEDIA -- 1.5%
   105,700  Focus Media Holding Ltd. ADR(1)                           1,958,621
                                                                   ------------
METALS & MINING -- 1.3%
    25,700  SPDR S&P Metals & Mining ETF(3)                             799,013
    95,600  Titanium Metals Corp.                                       890,036
                                                                   ------------
                                                                      1,689,049
                                                                   ------------
MULTILINE RETAIL -- 2.5%
    88,100  Dollar Tree, Inc.(1)                                      3,349,562
                                                                   ------------

------
13

Mid Cap Growth

Shares                                                                    Value

OIL, GAS & CONSUMABLE FUELS -- 5.5%
    62,500  Equitable Resources, Inc.                               $ 2,169,375
    55,630  Range Resources Corp.                                     2,348,699
    47,600  SandRidge Energy, Inc.(1)                                   509,320
    64,800  Southwestern Energy Co.(1)                                2,308,176
                                                                   ------------
                                                                      7,335,570
                                                                   ------------
PERSONAL PRODUCTS -- 0.3%
    98,800  Bare Escentuals, Inc.(1)                                    412,984
                                                                   ------------
ROAD & RAIL -- 2.9%
    77,610  J.B. Hunt Transport Services, Inc.                        2,206,452
   103,200  Knight Transportation, Inc.                               1,640,880
                                                                   ------------
                                                                      3,847,332
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.8%
   154,100  Intersil Corp., Class A                                   2,109,629
    66,750  KLA-Tencor Corp.                                          1,551,938
    97,997  Microchip Technology, Inc.                                2,413,666
    88,600  Varian Semiconductor Equipment Associates, Inc.(1)        1,738,332
                                                                   ------------
                                                                      7,813,565
                                                                   ------------
SOFTWARE -- 7.0%
   172,294  Activision Blizzard, Inc.(1)                              2,146,783
    45,900  Cerner Corp.(1)                                           1,708,857
    49,738  Citrix Systems, Inc.(1)                                   1,281,749
    44,200  FactSet Research Systems, Inc.                            1,714,518
    80,500  McAfee, Inc.(1)                                           2,620,275
                                                                   ------------
                                                                      9,472,182
                                                                   ------------
SPECIALTY RETAIL -- 5.9%
   149,900  Collective Brands, Inc.(1)                                1,917,221
   123,200  GameStop Corp., Class A(1)                                3,374,448

Shares/Principal Amount                                                   Value

        39,670  O'Reilly Automotive, Inc.(1)                        $ 1,075,454
        71,000  Urban Outfitters, Inc.(1)                             1,543,540
                                                                   ------------
                                                                      7,910,663
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.6%
        22,900  MSC Industrial Direct Co., Class A                      821,194
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $149,573,388)                                                 123,943,755
                                                                   ------------

Short-Term Investments -- 4.0%

    $3,000,000  FHLB Discount Notes, 1.25%, 11/18/08(2)               2,999,781
     2,400,000  FHLB Discount Notes, 0.25%, 11/28/08(2)               2,399,707
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,398,000)                                                     5,399,488
                                                                   ------------

Short-Term Investments -- Segregated for Futures Contracts -- 3.6%

     2,400,000  FHLB Discount Notes, 1.05%, 11/24/08(2)(3)            2,399,755
     2,400,000  General Electric Cap Corp., 0.15%,
                11/3/08(2)(3)                                         2,399,717
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS -- SEGREGATED
FOR FUTURES CONTRACTS
(Cost $4,798,149)                                                     4,799,472
                                                                   ------------
TOTAL INVESTMENT SECURITIES -- 99.8%
(Cost $159,769,537)                                                 134,142,715
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- 0.2%                                    349,194
                                                                   ------------
TOTAL NET ASSETS -- 100.0%                                         $134,491,909
                                                                   ============

Futures Contracts
                            Expiration       Underlying Face      Unrealized Gain
   Contracts Purchased         Date          Amount at Value          (Loss)

   17  S&P MidCap 400
       Index Futures       December 2008       $4,831,400           $(570,920)
                                               ==========           ==========

Notes to Schedule of Investments

ADR = American Depositary Receipt

ETF = Exchange Traded Fund

FHLB = Federal Home Loan Bank

SPDR = Standard & Poor's Depository Receipts

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

(3) Security, or portion thereof, has been segregated for futures contracts.
At period end, the aggregate value of securities pledged was $4,831,400.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
14

Small Cap Growth

OCTOBER 31, 2008

Shares                                                                Value

Common Stocks -- 96.0%

AEROSPACE & DEFENSE -- 7.1%
   10,900  AeroVironment, Inc.(1)                                 $ 391,528
   17,228  Astronics Corp.(1)                                       215,350
    5,848  Axsys Technologies, Inc.(1)                              386,143
   13,850  Stanley, Inc.(1)                                         474,501
    9,942  TransDigm Group, Inc.(1)                                 299,652
                                                                -----------
                                                                  1,767,174
                                                                -----------
AIR FREIGHT & LOGISTICS -- 1.1%
    8,895  Hub Group, Inc., Class A(1)                              279,748
                                                                -----------
AIRLINES -- 0.1%
      900  Allegiant Travel Co.(1)                                   35,847
                                                                -----------
BEVERAGES -- 1.1%
    9,110  Central European Distribution Corp.(1)                   262,277
                                                                -----------
BIOTECHNOLOGY -- 2.2%
   12,425  BioMarin Pharmaceutical, Inc.(1)                         227,626
    2,150  iShares Nasdaq Biotechnology Index Fund(2)               153,532
    1,900  United Therapeutics Corp.(1)                             165,737
                                                                -----------
                                                                    546,895
                                                                -----------
CAPITAL MARKETS -- 2.1%
   12,112  Investment Technology Group, Inc.(1)                     247,206
    9,329  KBW, Inc.(1)                                             273,153
                                                                -----------
                                                                    520,359
                                                                -----------
CHEMICALS -- 0.9%
   16,700  Calgon Carbon Corp.(1)                                   222,444
                                                                -----------
COMMERCIAL BANKS -- 1.1%
   29,696  Boston Private Financial Holdings, Inc.                  262,513
                                                                -----------
COMMERCIAL SERVICES & SUPPLIES -- 5.7%
   18,177  Cornell Cos, Inc.(1)                                     413,890
   24,764  Corrections Corp. of America(1)                          473,240
   19,388  Team, Inc.(1)                                            538,405
                                                                -----------
                                                                  1,425,535
                                                                -----------
COMMUNICATIONS EQUIPMENT -- 3.6%
    7,150  Comtech Telecommunications Corp.(1)                      346,203
   15,250  DG FastChannel, Inc.(1)                                  270,077
   11,258  F5 Networks, Inc.(1)                                     279,424
                                                                -----------
                                                                    895,704
                                                                -----------
CONTAINERS & PACKAGING -- 2.1%
   11,126  Silgan Holdings, Inc.                                    517,804
                                                                -----------

Shares                                                                Value

DISTRIBUTORS -- 0.9%
   19,704  LKQ Corp.(1)                                           $ 225,414
                                                                -----------
DIVERSIFIED CONSUMER SERVICES -- 3.5%
    8,609  American Public Education, Inc.(1)                       381,121
    7,495  New Oriental Education & Technology Group ADR(1)         479,305
                                                                -----------
                                                                    860,426
                                                                -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.3%
    1,800  Portfolio Recovery Associates, Inc.(1)                    64,584
                                                                -----------
ELECTRIC UTILITIES -- 1.8%
   11,300  ITC Holdings Corp.                                       458,554
                                                                -----------
ELECTRICAL EQUIPMENT -- 0.2%
    8,300  GT Solar International, Inc.(1)                           38,263
    1,817  Polypore International, Inc.(1)                           15,499
                                                                -----------
                                                                     53,762
                                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
   18,239  Mellanox Technologies Ltd.(1)                            141,535
                                                                -----------
ENERGY EQUIPMENT & SERVICES -- 3.0%
    2,750  Core Laboratories NV                                     202,675
    4,059  IHS, Inc., Class A(1)                                    143,648
   24,200  ION Geophysical Corp.(1)                                 158,752
    3,766  Oceaneering International, Inc.(1)                       106,088
    5,993  T-3 Energy Services, Inc.(1)                             144,491
                                                                -----------
                                                                    755,654
                                                                -----------
FOOD PRODUCTS -- 1.8%
   10,300  Flowers Foods, Inc.                                      305,395
    4,300  TreeHouse Foods, Inc.(1)                                 130,118
                                                                -----------
                                                                    435,513
                                                                -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.5%
   16,118  Masimo Corp.(1)                                          515,615
   13,640  Meridian Bioscience, Inc.                                335,271
   12,372  NuVasive, Inc.(1)                                        582,598
    7,718  Thoratec Corp.(1)                                        190,017
                                                                -----------
                                                                  1,623,501
                                                                -----------
HEALTH CARE PROVIDERS & SERVICES -- 5.2%
    6,950  athenahealth, Inc.(1)                                    212,670
    2,850  CardioNet, Inc.(1)                                        72,931
   15,711  Genoptix, Inc.(1)                                        525,376
    2,850  IPC The Hospitalist Co., Inc.(1)                          58,026
   12,995  Psychiatric Solutions, Inc.(1)                           432,604
                                                                -----------
                                                                  1,301,607
                                                                -----------

------
15

Small Cap Growth

Shares                                                                Value

HEALTH CARE TECHNOLOGY -- 0.9%
   16,068  Phase Forward, Inc.(1)                                 $ 229,290
                                                                -----------
HOTELS, RESTAURANTS & LEISURE -- 1.6%
   11,250  Jack in the Box, Inc.(1)                                 226,125
    8,680  Life Time Fitness, Inc.(1)                               165,267
                                                                -----------
                                                                    391,392
                                                                -----------
INTERNET SOFTWARE & SERVICES -- 6.0%
    8,637  Bankrate, Inc.(1)                                        284,244
   20,511  comScore, Inc.(1)                                        250,234
   21,548  Omniture, Inc.(1)                                        247,802
   28,657  Switch & Data Facilities Co., Inc.(1)                    269,949
   16,582  VistaPrint Ltd.(1)                                       283,055
    9,461  Vocus, Inc.(1)                                           159,228
                                                                -----------
                                                                  1,494,512
                                                                -----------
IT SERVICES -- 2.6%
   18,150  Cybersource Corp.(1)                                     220,522
   23,734  Global Cash Access Holdings, Inc.(1)                      66,930
   17,714  NeuStar, Inc., Class A(1)                                348,966
                                                                -----------
                                                                    636,418
                                                                -----------
LIFE SCIENCES TOOLS & SERVICES -- 2.6%
   10,059  ICON plc ADR(1)                                          255,197
   12,712  Illumina, Inc.(1)                                        391,911
                                                                -----------
                                                                    647,108
                                                                -----------
MACHINERY -- 1.5%
    2,843  Bucyrus International, Inc.                               68,602
      923  Energy Recovery, Inc.(1)                                   5,353
    4,361  Kaydon Corp.                                             145,701
   12,446  Titan Machinery, Inc.(1)                                 154,081
                                                                -----------
                                                                    373,737
                                                                -----------
METALS & MINING -- 0.4%
    3,228  SPDR S&P Metals & Mining ETF(2)                          100,359
                                                                -----------
MULTI-INDUSTRY -- 0.7%
   11,350  Financial Select Sector SPDR Fund(2)                     176,266
                                                                -----------
MULTILINE RETAIL -- 2.2%
   14,126  Dollar Tree, Inc.(1)                                     537,071
                                                                -----------
OIL, GAS & CONSUMABLE FUELS -- 4.1%
   11,794  Arena Resources, Inc.(1)                                 359,481
    6,713  Carrizo Oil & Gas, Inc.(1)                               157,017
    3,300  Contango Oil & Gas Co.(1)                                181,500
   11,550  EXCO Resources, Inc.(1)                                  106,144

Shares                                                                Value

    4,980  Petroleum Development Corp.(1)                         $ 103,136
    2,250  Whiting Petroleum Corp.(1)                               116,978
                                                                -----------
                                                                  1,024,256
                                                                -----------
PERSONAL PRODUCTS -- 2.3%
   22,013  Alberto-Culver Co.                                       566,394
                                                                -----------
PROFESSIONAL SERVICES -- 1.6%
   19,262  Hill International, Inc.(1)                              120,965
    5,100  Huron Consulting Group, Inc.(1)                          277,287
                                                                -----------
                                                                    398,252
                                                                -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.1%
    7,078  Digital Realty Trust, Inc.                               236,971
   51,156  MFA Mortgage Investments, Inc.                           281,358
                                                                -----------
                                                                    518,329
                                                                -----------
ROAD & RAIL -- 1.8%
   28,693  Knight Transportation, Inc.                              456,219
                                                                -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.6%
   21,505  Advanced Energy Industries, Inc.(1)                      229,458
   13,477  Atheros Communications, Inc.(1)                          242,182
   13,330  Diodes, Inc.(1)                                          131,701
   12,652  Netlogic Microsystems, Inc.(1)                           267,210
   10,282  Rubicon Technology, Inc.(1)                               54,700
    9,274  Tessera Technologies, Inc.(1)                            160,255
   67,450  TriQuint Semiconductor, Inc.(1)                          302,176
                                                                -----------
                                                                  1,387,682
                                                                -----------
SOFTWARE -- 4.1%
    8,753  Blackboard, Inc.(1)                                      214,273
    6,293  Concur Technologies, Inc.(1)                             158,772
   24,827  Synchronoss Technologies, Inc.(1)                        192,906
    8,744  Taleo Corp., Class A(1)                                  120,667
   46,739  VanceInfo Technologies, Inc. ADR(1)                      343,532
                                                                -----------
                                                                  1,030,150
                                                                -----------
SPECIALTY RETAIL -- 2.3%
   10,450  Lumber Liquidators, Inc.(1)                               87,049
   17,350  PetSmart, Inc.                                           341,621
   14,900  Zumiez, Inc.(1)                                          145,424
                                                                -----------
                                                                    574,094
                                                                -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.7%
    7,500  Phillips-Van Heusen Corp.                                183,825
    7,842  Warnaco Group, Inc. (The)(1)                             233,770
                                                                -----------
                                                                    417,595
                                                                -----------

------
16

Small Cap Growth

Shares                                                                Value

THRIFTS & MORTGAGE FINANCE -- 0.3%
    4,483  Encore Bancshares, Inc.(1)                              $ 74,821
                                                                -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
   47,416  Centennial Communications Corp.(1)                       168,801
                                                                -----------
TOTAL COMMON STOCKS
(Cost $28,123,210)                                               23,859,596
                                                                -----------

Principal Amount                                                      Value

Short-Term Investments --
Segregated for Futures Contracts -- 0.8%

   $200,000  FHLB Discount Notes, 1.25%, 12/18/08(2)(3)           $ 199,916
(Cost $199,674)
                                                                -----------
TOTAL INVESTMENT SECURITIES -- 96.8%
(Cost $28,322,884)                                               24,059,512
                                                                -----------
OTHER ASSETS AND LIABILITIES -- 3.2%                                790,304
                                                                -----------
TOTAL NET ASSETS -- 100.0%                                      $24,849,816
                                                                ===========

Futures Contracts
                           Expiration       Underlying Face       Unrealized Gain
  Contracts Purchased         Date          Amount at Value           (Loss)

   1  Russell 2000
      Index Futures       December 2008         $269,000              $21,376
                                                ========              =======

Notes to Schedule of Investments

ADR = American Depositary Receipt

ETF = Exchange Traded Fund

FHLB = Federal Home Loan Bank

SPDR = Standard & Poor's Depository Receipts

(1) Non-income producing.

(2) Security, or portion thereof, has been segregated for futures contracts.
At period end, the aggregate value of securities pledged was $269,000.

(3) The rate indicated is the yield to maturity at purchase.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
17

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008
                                                                      Small Cap
                                                    Mid Cap Growth      Growth
ASSETS

Investment securities, at value (cost of
$159,769,537 and $28,322,884, respectively)           $134,142,715     $24,059,512

Cash                                                        72,597         179,838

Receivable for investments sold                            300,413         779,739

Receivable for capital shares sold                           6,042          46,489

Receivable for variation margin on futures
contracts                                                   73,100          10,750

Dividends and interest receivable                           35,338           1,036
                                                      ------------     -----------
                                                       134,630,205      25,077,364
                                                      ------------     -----------

LIABILITIES

Payable for investments purchased                               --         152,347

Payable for capital shares redeemed                         33,108          42,200

Accrued management fees                                     99,113          27,886

Distribution fees payable                                    1,909           1,707

Service fees (and distribution fees -- A Class
and R Class) payable                                         4,166           3,408
                                                      ------------     -----------
                                                           138,296         227,548
                                                      ------------     -----------

NET ASSETS                                            $134,491,909     $24,849,816
                                                      ============     ===========

See Notes to Financial Statements.

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18

OCTOBER 31, 2008
                                                                      Small Cap
                                                  Mid Cap Growth       Growth
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)              $160,822,171      $36,859,113

Accumulated net realized loss on investment
transactions                                            (132,520)      (7,767,301)

Net unrealized depreciation on investments           (26,197,742)      (4,241,996)
                                                     ------------      -----------
                                                     $134,491,909      $24,849,816
                                                     ============      ===========

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                             $1,350,246       $1,172,105

Shares outstanding                                        140,535          142,799

Net asset value per share                                   $9.61            $8.21

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                           $114,131,376       $8,627,394

Shares outstanding                                     11,815,253        1,044,551

Net asset value per share                                   $9.66            $8.26

A CLASS, $0.01 PAR VALUE

Net assets                                            $15,886,055      $12,359,511

Shares outstanding                                      1,665,512        1,511,929

Net asset value per share                                   $9.54            $8.17

Maximum offering price (net asset value divided
by 0.9425)                                                 $10.12            $8.67

B CLASS, $0.01 PAR VALUE

Net assets                                             $2,965,209       $2,488,564

Shares outstanding                                        340,188          327,201

Net asset value per share                                   $8.72            $7.61

C CLASS, $0.01 PAR VALUE

Net assets                                                $74,868         $124,576

Shares outstanding                                          8,019           15,638

Net asset value per share                                   $9.34            $7.97

R CLASS, $0.01 PAR VALUE

Net assets                                                $84,155          $77,666

Shares outstanding                                          8,886            9,607

Net asset value per share                                   $9.47            $8.08

See Notes to Financial Statements.

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19

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2008
                                                                      Small Cap
                                                  Mid Cap Growth       Growth
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of
$4,468 and $402, respectively)                          $ 928,722         $ 94,671

Interest                                                  333,561           81,956
                                                    -------------    -------------
                                                        1,262,283          176,627
                                                    -------------    -------------

EXPENSES:

Management fees                                         1,639,872          443,503

Distribution fees:

 B Class                                                   34,559           32,285

 C Class                                                      967              977

Service fees:

 B Class                                                   11,520           10,761

 C Class                                                      322              325

Distribution and service fees:

 A Class                                                   63,125           53,038

 R Class                                                      465              376

Directors' fees and expenses                                5,835            1,757

Other expenses                                                493               97
                                                    -------------    -------------
                                                        1,757,158          543,119
                                                    -------------    -------------
Amount waived                                             (2,154)         (20,654)
                                                    -------------    -------------
                                                        1,755,004          522,465
                                                    -------------    -------------

NET INVESTMENT INCOME (LOSS)                            (492,721)        (345,838)
                                                    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                 1,462,968      (6,555,691)

Futures transactions                                    (572,791)      (1,037,625)
                                                    -------------    -------------
                                                          890,177      (7,593,316)
                                                    -------------    -------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                          (75,667,173)     (14,191,363)

Futures                                                 (699,060)            6,446
                                                    -------------    -------------
                                                     (76,366,233)     (14,184,917)
                                                    -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)              (75,476,056)     (21,778,233)
                                                    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                     $(75,968,777)    $(22,124,071)
                                                    =============    =============

See Notes to Financial Statements.

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20

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007
                               Mid Cap Growth               Small Cap Growth
Increase (Decrease)
in Net Assets               2008           2007           2008           2007

OPERATIONS

Net investment income
(loss)                    $ (492,721)    $ (205,937)    $ (345,838)    $ (394,903)

Net realized gain
(loss)                        890,177     20,994,253    (7,593,316)      7,363,154

Change in net
unrealized
appreciation
(depreciation)           (76,366,233)     26,844,008   (14,184,917)      1,941,390
                         ------------   ------------   ------------   ------------
Net increase
(decrease) in net
assets resulting from
operations               (75,968,777)     47,632,324   (22,124,071)      8,909,641
                         ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized
gains:

 Investor Class             (157,129)       (17,063)      (140,197)       (34,247)

 Institutional
 Class                   (16,583,729)    (7,634,579)    (1,012,615)      (100,277)

 A Class                  (2,936,941)    (1,979,362)    (3,750,708)    (2,404,950)

 B Class                    (596,144)      (373,134)      (806,805)      (410,373)

 C Class                     (14,246)        (7,699)       (21,577)        (7,151)

 R Class                     (10,685)        (1,280)        (5,404)        (1,413)

From return of
capital:

 Investor Class                    --             --       (28,879)             --

 Institutional
 Class                             --             --      (208,584)             --

 A Class                           --             --      (772,592)             --

 B Class                           --             --      (166,190)             --

 C Class                           --             --        (4,444)             --

 R Class                           --             --        (1,113)             --
                         ------------   ------------   ------------   ------------
Decrease in net
assets from
distributions            (20,298,874)   (10,013,117)    (6,919,108)    (2,958,411)
                         ------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in net
assets from capital
share transactions         14,134,544    (3,715,693)      7,727,163   (10,361,918)
                         ------------   ------------   ------------   ------------

NET INCREASE
(DECREASE) IN NET
ASSETS                   (82,133,107)     33,903,514   (21,316,016)    (4,410,688)

NET ASSETS

Beginning of period       216,625,016    182,721,502     46,165,832     50,576,520
                         ------------   ------------   ------------   ------------
End of period            $134,491,909   $216,625,016   $ 24,849,816   $ 46,165,832
                         ============   ============   ============   ============

See Notes to Financial Statements.

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21

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. American Century-Mason Street Mid Cap
Growth Fund (Mid Cap Growth) and American Century-Mason Street Small Cap
Growth Fund (Small Cap Growth) (the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds'
investment objective is to seek long-term capital growth. Mid Cap Growth invests primarily in stocks of mid-sized companies. Small Cap Growth invests primarily in stocks of smaller market capitalization companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within
60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the
New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

------
22

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an interpretation of FASB Statement No. 109" during the current fiscal year. The funds are no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for Mid Cap Growth ranges from 1.00% to 1.05% for the Investor Class,
A Class, B Class, C Class and R Class. The annual management fee schedule for
Small Cap Growth ranges from 1.10% to 1.30% for the Investor Class, A Class, B
Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range.

------
23

The effective annual management fee for each class of each fund for the year ended October 31, 2008, was as follows:

                      Investor, A, B, C & R   Institutional

Mid Cap Growth                1.05%               0.85%

Small Cap Growth              1.30%               1.10%

ACIM has entered into a Subadvisory Agreement with Mason Street Advisors LLC
(the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the funds in accordance with the funds' investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Directors. ACIM pays all costs associated with retaining Mason Street as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended
October 31, 2008, are detailed in the Statement of Operations. ACIS voluntarily waived a portion of the distribution and service fees through
March 31, 2008, by 0.10% for the B Class of Mid Cap Growth and by 0.15% and
0.25% for the A Class and B Class of Small Cap Growth, respectively. The total amount of the waivers for the year ended October 31, 2008, was as follows:

                         A        B

Mid Cap Growth          --     $2,154

Small Cap Growth      $15,421  $5,233

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

Prior to December 12, 2007, the funds had a bank line of credit agreement with
JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2008, were as follows:

                         Mid Cap Growth   Small Cap Growth

Purchases                  $86,798,461       $50,971,169

Proceeds from sales        $92,266,215       $49,584,011

------
24

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                             Year ended October 31,
                                      2008             Year ended October 31, 2007
                             Shares        Amount         Shares        Amount
Mid Cap Growth

INVESTOR CLASS/SHARES
AUTHORIZED                  55,000,000                   55,000,000
                            ==========                  ===========
Sold                           146,564    $ 2,000,750        53,696      $ 861,276

Issued in reinvestment
of distributions                11,084        157,061         1,253         17,063

Redeemed                      (83,772)    (1,066,466)      (10,923)      (161,735)
                            ----------    -----------   -----------   ------------
                                73,876      1,091,345        44,026        716,604
                            ----------    -----------   -----------   ------------

INSTITUTIONAL
CLASS/SHARES AUTHORIZED     50,000,000                   50,000,000
                            ==========                  ===========
Sold                                --             --            --             --

Issued in reinvestment
of distributions             1,166,226     16,582,487       559,720      7,634,579

Redeemed                            --             --            --             --
                            ----------    -----------   -----------   ------------
                             1,166,226     16,582,487       559,720      7,634,579
                            ----------    -----------   -----------   ------------

A CLASS/SHARES AUTHORIZED   20,000,000                   20,000,000
                            ==========                  ===========
Sold                           210,028      2,736,138       356,472      5,183,353

Issued in reinvestment
of distributions               205,493      2,897,444       141,971      1,929,392

Redeemed                     (696,188)    (8,610,535)   (1,221,667)   (17,603,091)
                            ----------    -----------   -----------   ------------
                             (280,667)    (2,976,953)     (723,224)   (10,490,346)
                            ----------    -----------   -----------   ------------

B CLASS/SHARES AUTHORIZED   10,000,000                   10,000,000
                            ==========                  ===========
Sold                            12,622        147,651        36,843        481,205

Issued in reinvestment
of distributions                45,603        591,014        29,049        368,634

Redeemed                     (107,817)    (1,299,660)     (190,268)    (2,543,506)
                            ----------    -----------   -----------   ------------
                              (49,592)      (560,995)     (124,376)    (1,693,667)
                            ----------    -----------   -----------   ------------

C CLASS/SHARES AUTHORIZED   10,000,000                   10,000,000
                            ==========                  ===========
Sold                             2,452         31,175         6,298         91,015

Issued in reinvestment
of distributions                   764         10,607           365          4,935

Redeemed                       (5,632)       (63,910)       (3,551)       (49,016)
                            ----------    -----------   -----------   ------------
                               (2,416)       (22,128)         3,112         46,934
                            ----------    -----------   -----------   ------------

R CLASS/SHARES AUTHORIZED   10,000,000                   10,000,000
                            ==========                  ===========
Sold                             2,514         24,784         6,832         95,371

Issued in reinvestment
of distributions                   762         10,685            94          1,280

Redeemed                       (1,221)       (14,681)       (1,786)       (26,448)
                            ----------    -----------   -----------   ------------
                                 2,055         20,788         5,140         70,203
                            ----------    -----------   -----------   ------------
Net increase (decrease)        909,482    $14,134,544     (235,602)   $(3,715,693)
                            ==========    ===========   ===========   ============

------
25

                            Year ended October 31,
                                     2008             Year ended October 31, 2007
                             Shares        Amount        Shares         Amount
Small Cap Growth

INVESTOR CLASS/SHARES
AUTHORIZED                  55,000,000                  55,000,000
                            ==========                  ==========
Sold                           227,292   $ 2,625,169        24,900       $ 414,030

Issued in reinvestment
of distributions                12,377       169,076         2,202          34,247

Redeemed                     (152,025)   (1,443,247)       (8,573)       (138,996)
                            ----------   -----------    ----------   -------------
                                87,644     1,350,998        18,529         309,281
                            ----------   -----------    ----------   -------------

INSTITUTIONAL
CLASS/SHARES AUTHORIZED     50,000,000                  50,000,000
                            ==========                  ==========
Sold                         1,064,970    13,098,409       432,499       6,911,741

Issued in reinvestment
of distributions                27,389       375,778         2,388          37,213

Redeemed                     (496,906)   (5,900,146)      (58,457)       (946,327)
                            ----------   -----------    ----------   -------------
                               595,453     7,574,041       376,430       6,002,627
                            ----------   -----------    ----------   -------------

A CLASS/SHARES
AUTHORIZED                  20,000,000                  20,000,000
                            ==========                  ==========
Sold                           231,122     2,810,479       278,465       4,485,744

Issued in reinvestment
of distributions               318,209     4,337,860       145,027       2,253,726

Redeemed                     (709,305)   (8,235,921)   (1,360,627)    (22,092,686)
                            ----------   -----------    ----------   -------------
                             (159,974)   (1,087,582)     (937,135)    (15,353,216)
                            ----------   -----------    ----------   -------------

B CLASS/SHARES
AUTHORIZED                  10,000,000                  10,000,000
                            ==========                  ==========
Sold                            11,755       131,881        19,279         290,474

Issued in reinvestment
of distributions                73,823       941,984        26,709         395,563

Redeemed                     (119,079)   (1,324,579)     (134,473)     (2,051,933)
                            ----------   -----------    ----------   -------------
                              (33,501)     (250,714)      (88,485)     (1,365,896)
                            ----------   -----------    ----------   -------------

C CLASS/SHARES
AUTHORIZED                  10,000,000                  10,000,000
                            ==========                  ==========
Sold                             6,370        55,338         3,989          62,568

Issued in reinvestment
of distributions                 1,945        26,021           447           6,897

Redeemed                       (2,134)      (24,161)       (2,361)        (37,369)
                            ----------   -----------    ----------   -------------
                                 6,181        57,198         2,075          32,096
                            ----------   -----------    ----------   -------------

R CLASS/SHARES
AUTHORIZED                  10,000,000                  10,000,000
                            ==========                  ==========
Sold                             6,811        77,007           816          12,595

Issued in reinvestment
of distributions                   482         6,517            91           1,413

Redeemed                          (26)         (302)          (50)           (818)
                            ----------   -----------    ----------   -------------
                                 7,267        83,222           857          13,190
                            ----------   -----------    ----------   -------------
Net increase (decrease)        503,070   $ 7,727,163     (627,729)   $(10,361,918)
                            ==========   ===========    ==========   =============

5. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or American Century Global Investment Management, Inc. (ACGIM), have a
$500,000,000 unsecured bank line of credit agreement with Bank of America,
N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The funds did not borrow from either line during the year ended October 31, 2008.

------
26

6. RISK FACTORS

Small Cap Growth concentrates its investments in common stocks of small companies. Because of this, Small Cap Growth may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

Small Cap Growth's performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2008 and October 31, 2007 were as follows:

                                  Mid Cap Growth           Small Cap Growth
                                 2008         2007        2008         2007
DISTRIBUTIONS PAID FROM

Ordinary income               $3,785,647   $2,254,837   $121,176        --

Long-term capital gains      $16,513,227   $7,758,280  $5,616,130   $2,958,411

Return of capital                 --           --      $1,181,802       --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                  Mid Cap Growth  Small Cap Growth

Federal tax cost of investments                     $160,783,004       $29,359,386
                                                   =============      ============
Gross tax appreciation of investments               $ 11,928,664       $ 1,264,223

Gross tax depreciation of investments               (38,568,953)       (6,564,097)
                                                   -------------      ------------
Net tax appreciation (depreciation) of
investments                                        $(26,640,289)      $(5,299,874)
                                                   =============      ============
Undistributed ordinary income                                 --                --

Accumulated long-term gains                             $310,027                --

Accumulated capital losses                                    --      $(6,709,423)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains
(losses) on certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers for Small Cap Growth expire in 2016.

------
27

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 will not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

9. CORPORATE EVENT

On December 3, 2008, the Board of Directors approved a plan to liquidate Mid
Cap Growth and Small Cap Growth. The liquidation is expected to be completed at the close of business on February 27, 2009.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

Mid Cap Growth and Small Cap Growth hereby designate $16,513,227 and
$5,616,130, or up to the maximum amount allowable, of capital gain distributions, respectively, for the fiscal year ended October 31, 2008.

Mid Cap Growth and Small Cap Growth hereby designate $3,785,647 and $121,176, or up to the maximum amount allowable, of distributions as qualified short-term capital gains, respectively, for purposes of Internal Revenue Code
Section 871.

------
28

FINANCIAL HIGHLIGHTS
Mid Cap Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                       2008      2007      2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                 $16.58    $13.76       $14.78
                                                     ------    ------       ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                     (0.05)    (0.03)       (0.01)

 Net Realized and Unrealized Gain (Loss)             (5.36)      3.61       (1.01)
                                                     ------    ------       ------
 Total From Investment Operations                    (5.41)      3.58       (1.02)
                                                     ------    ------       ------
Distributions

 From Net Realized Gains                             (1.56)    (0.76)           --
                                                     ------    ------       ------
Net Asset Value, End of Period                        $9.61    $16.58       $13.76
                                                     ======    ======       ======

TOTAL RETURN(3)                                    (35.67)%    27.19%      (6.90)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.05%     1.05%     1.05%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          (0.37)%   (0.19)%   (0.19)%(4)

Portfolio Turnover Rate                                 49%       77%          52%

Net Assets, End of Period (in thousands)             $1,350    $1,105         $311

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
29

Mid Cap Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                        2008       2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $16.63     $13.78     $14.78
                                                      ------     ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                      (0.02)      --(3)      --(3)

 Net Realized and Unrealized Gain (Loss)              (5.39)       3.61     (1.00)
                                                      ------     ------     ------
 Total From Investment Operations                     (5.41)       3.61     (1.00)
                                                      ------     ------     ------
Distributions

 From Net Realized Gains                              (1.56)     (0.76)         --
                                                      ------     ------     ------
Net Asset Value, End of Period                         $9.66     $16.63     $13.78
                                                      ======     ======     ======

TOTAL RETURN(4)                                     (35.55)%     27.38%    (6.77)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      0.85%      0.85%   0.85%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                           (0.17)%      0.01%   0.01%(5)

Portfolio Turnover Rate                                  49%        77%        52%

Net Assets, End of Period (in thousands)            $114,131   $177,128   $138,986

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
30

Mid Cap Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                       2008      2007      2006(1)       2006         2005         2004
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period               $16.51    $13.74       $14.83     $13.50       $12.78        $9.83
                     ------    ------       ------     ------       ------       ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)           (0.08)    (0.06)       (0.04)     (0.01)       (0.10)       (0.09)

 Net
 Realized
 and
 Unrealized
 Gain (Loss)         (5.33)      3.59       (1.05)       2.65         0.82         3.04
                     ------    ------       ------     ------       ------       ------
 Total From
 Investment
 Operations          (5.41)      3.53       (1.09)       2.64         0.72         2.95
                     ------    ------       ------     ------       ------       ------
Distributions

 From Net
 Realized
 Gains               (1.56)    (0.76)           --     (1.31)           --           --
                     ------    ------       ------     ------       ------       ------
Net Asset
Value, End of
Period                $9.54    $16.51       $13.74     $14.83       $13.50       $12.78
                     ======    ======       ======     ======       ======       ======

TOTAL RETURN(3)    (35.83)%    26.85%      (7.35)%     20.28%        5.63%       30.01%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                1.30%     1.30%     1.30%(4)      1.29%     1.30%(5)     1.30%(5)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       1.30%     1.30%     1.30%(4)      1.29%        1.36%        1.40%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets              (0.62)%   (0.44)%   (0.44)%(4)    (0.08)%   (0.79)%(5)   (0.74)%(5)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)     (0.62)%   (0.44)%   (0.44)%(4)    (0.08)%      (0.85)%      (0.84)%

Portfolio
Turnover Rate           49%       77%          52%        89%          70%          72%

Net Assets, End
of Period (in
thousands)          $15,886   $32,134      $36,675   $193,019     $163,069     $148,862

(1) April 1, 2006 through October 31, 2006. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2006, the fund's fiscal year end was March 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
31

Mid Cap Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                         2008         2007         2006(1)         2006         2005         2004
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $15.33       $12.89          $13.96       $12.86       $12.25        $9.49
                       ------       ------          ------       ------       ------       ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)             (0.16)       (0.15)          (0.08)       (0.10)       (0.18)       (0.16)

 Net Realized
 and
 Unrealized
 Gain (Loss)           (4.89)         3.35          (0.99)         2.51         0.79         2.92
                       ------       ------          ------       ------       ------       ------
 Total From
 Investment
 Operations            (5.05)         3.20          (1.07)         2.41         0.61         2.76
                       ------       ------          ------       ------       ------       ------
Distributions

 From Net
 Realized
 Gains                 (1.56)       (0.76)              --       (1.31)           --           --
                       ------       ------          ------       ------       ------       ------
Net Asset
Value, End of
Period                  $8.72       $15.33          $12.89       $13.96       $12.86       $12.25
                       ======       ======          ======       ======       ======       ======

TOTAL RETURN(3)      (36.28)%       26.02%         (7.66)%       19.48%        4.98%       29.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               2.00%(4)     1.95%(4)     1.95%(4)(5)     1.95%(6)     1.95%(6)     1.95%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)         2.05%        2.05%        2.05%(5)        2.02%        2.04%        2.05%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             (1.32)%(4)   (1.09)%(4)   (1.09)%(4)(5)   (0.78)%(6)   (1.44)%(6)   (1.40)%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       (1.37)%      (1.19)%      (1.19)%(5)      (0.85)%      (1.53)%      (1.50)%

Portfolio
Turnover Rate             49%          77%             52%          89%          70%          72%

Net Assets, End
of Period (in
thousands)             $2,965       $5,975          $6,626       $9,032       $9,839      $10,128

(1) April 1, 2006 through October 31, 2006. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2006, the fund's fiscal year end was March 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective April 1, 2006 through March 31, 2008, the distributor voluntarily waived a portion of its distribution and service fees.

(5) Annualized.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
32

Mid Cap Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                       2008      2007      2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                 $16.31    $13.68       $14.78
                                                     ------    ------       ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                     (0.18)    (0.17)       (0.10)

 Net Realized and Unrealized Gain (Loss)             (5.23)      3.56       (1.00)
                                                     ------    ------       ------
 Total From Investment Operations                    (5.41)      3.39       (1.10)
                                                     ------    ------       ------
Distributions

 From Net Realized Gains                             (1.56)    (0.76)           --
                                                     ------    ------       ------
Net Asset Value, End of Period                        $9.34    $16.31       $13.68
                                                     ======    ======       ======

TOTAL RETURN(3)                                    (36.31)%    25.90%      (7.44)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     2.05%     2.05%     2.05%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          (1.37)%   (1.19)%   (1.19)%(4)

Portfolio Turnover Rate                                 49%       77%          52%

Net Assets, End of Period (in thousands)                $75      $170         $100

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
33

Mid Cap Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                       2008      2007      2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                 $16.44    $13.72       $14.78
                                                     ------    ------       ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                     (0.11)    (0.10)       (0.06)

 Net Realized and Unrealized Gain (Loss)             (5.30)      3.58       (1.00)
                                                     ------    ------       ------
 Total From Investment Operations                    (5.41)      3.48       (1.06)
                                                     ------    ------       ------
Distributions

 From Net Realized Gains                             (1.56)    (0.76)           --
                                                     ------    ------       ------
Net Asset Value, End of Period                        $9.47    $16.44       $13.72
                                                     ======    ======       ======

TOTAL RETURN(3)                                    (36.00)%    26.51%      (7.17)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.55%     1.55%     1.55%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          (0.87)%   (0.69)%   (0.69)%(4)

Portfolio Turnover Rate                                 49%       77%          52%

Net Assets, End of Period (in thousands)                $84      $112          $23

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
34

Small Cap Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                       2008      2007      2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                 $18.26    $16.03       $16.86
                                                     ------    ------       ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                     (0.10)    (0.11)       (0.06)

 Net Realized and Unrealized Gain (Loss)             (7.19)      3.29       (0.77)
                                                     ------    ------       ------
 Total From Investment Operations                    (7.29)      3.18       (0.83)
                                                     ------    ------       ------
Distributions

 From Net Realized Gains                             (2.29)    (0.95)           --

 From Return of Capital                              (0.47)        --           --
                                                     ------    ------       ------
 Total Distributions                                 (2.76)    (0.95)           --
                                                     ------    ------       ------
Net Asset Value, End of Period                        $8.21    $18.26       $16.03
                                                     ======    ======       ======

TOTAL RETURN(3)                                    (46.00)%    20.93%      (4.92)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.31%     1.30%     1.30%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          (0.81)%   (0.66)%   (0.80)%(4)

Portfolio Turnover Rate                                146%      119%          42%

Net Assets, End of Period (in thousands)             $1,172    $1,007         $587

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
35

Small Cap Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                       2008      2007      2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                 $18.33    $16.05       $16.86
                                                     ------    ------       ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                     (0.08)    (0.08)       (0.05)

 Net Realized and Unrealized Gain (Loss)             (7.23)      3.31       (0.76)
                                                     ------    ------       ------
 Total From Investment Operations                    (7.31)      3.23       (0.81)
                                                     ------    ------       ------
Distributions

 From Net Realized Gains                             (2.29)    (0.95)           --

 From Return of Capital                              (0.47)        --           --
                                                     ------    ------       ------
 Total Distributions                                 (2.76)    (0.95)           --
                                                     ------    ------       ------
Net Asset Value, End of Period                        $8.26    $18.33       $16.05
                                                     ======    ======       ======

TOTAL RETURN(3)                                    (45.89)%    21.16%      (4.80)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.11%     1.10%     1.10%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          (0.61)%   (0.46)%   (0.60)%(4)

Portfolio Turnover Rate                                146%      119%          42%

Net Assets, End of Period (in thousands)             $8,627    $8,230       $1,166

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
36

Small Cap Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                         2008         2007         2006(1)         2006         2005         2004
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                 $18.23       $16.02          $17.02       $15.27       $14.38       $10.11
                       ------       ------          ------       ------       ------       ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)             (0.12)       (0.12)          (0.08)       (0.14)       (0.15)       (0.15)

 Net Realized
 and
 Unrealized
 Gain (Loss)           (7.18)         3.28          (0.92)         3.53         1.75         4.42
                       ------       ------          ------       ------       ------       ------
 Total From
 Investment
 Operations            (7.30)         3.16          (1.00)         3.39         1.60         4.27
                       ------       ------          ------       ------       ------       ------
Distributions

 From Net
 Realized
 Gains                 (2.29)       (0.95)              --       (1.64)       (0.71)           --

 From Return
 of Capital            (0.47)           --              --           --           --           --
                       ------       ------          ------       ------       ------       ------
 Total
 Distributions         (2.76)       (0.95)              --       (1.64)       (0.71)           --
                       ------       ------          ------       ------       ------       ------
Net Asset Value,
End of Period           $8.17       $18.23          $16.02       $17.02       $15.27       $14.38
                       ======       ======          ======       ======       ======       ======

TOTAL RETURN(3)      (46.12)%       20.75%         (5.88)%       23.08%       10.99%       42.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               1.49%(4)     1.40%(4)     1.40%(4)(5)     1.40%(6)     1.40%(6)     1.40%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)         1.56%        1.55%        1.55%(5)        1.86%        2.03%        2.21%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             (0.99)%(4)   (0.76)%(4)   (0.90)%(4)(5)   (0.82)%(6)   (1.05)%(6)   (1.16)%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       (1.06)%      (0.91)%      (1.05)%(5)      (1.28)%      (1.68)%      (1.97)%

Portfolio
Turnover Rate            146%         119%             42%          81%          86%          98%

Net Assets, End
of Period (in
thousands)            $12,360      $30,483         $41,798      $55,085      $33,791      $23,914

(1) April 1, 2006 through October 31, 2006. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2006, the fund's fiscal year end was March 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective April 1, 2006 through March 31, 2008, the distributor voluntarily waived a portion of its distribution and service fees.

(5) Annualized.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
37

Small Cap Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                         2008         2007         2006(1)         2006         2005         2004
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                 $17.28       $15.32          $16.34       $14.81       $14.06        $9.95
                       ------       ------          ------       ------       ------       ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)             (0.19)       (0.22)          (0.14)       (0.24)       (0.24)       (0.23)

 Net Realized
 and
 Unrealized
 Gain (Loss)           (6.72)         3.13          (0.88)         3.41         1.70         4.34
                       ------       ------          ------       ------       ------       ------
 Total From
 Investment
 Operations            (6.91)         2.91          (1.02)         3.17         1.46         4.11
                       ------       ------          ------       ------       ------       ------
Distributions

 From Net
 Realized
 Gains                 (2.29)       (0.95)              --       (1.64)       (0.71)           --

 From Return
 of Capital            (0.47)           --              --           --           --           --
                       ------       ------          ------       ------       ------       ------
 Total
 Distributions         (2.76)       (0.95)              --       (1.64)       (0.71)           --
                       ------       ------          ------       ------       ------       ------
Net Asset Value,
End of Period           $7.61       $17.28          $15.32       $16.34       $14.81       $14.06
                       ======       ======          ======       ======       ======       ======

TOTAL RETURN(3)      (46.52)%       20.02%         (6.24)%       22.29%       10.23%       41.31%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               2.19%(4)     2.05%(4)     2.05%(4)(5)     2.05%(6)     2.05%(6)     2.05%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)         2.31%        2.30%        2.30%(5)        2.51%        2.68%        2.86%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             (1.69)%(4)   (1.41)%(4)   (1.55)%(4)(5)   (1.48)%(6)   (1.70)%(6)   (1.81)%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       (1.81)%      (1.66)%      (1.80)%(5)      (1.94)%      (2.33)%      (2.62)%

Portfolio
Turnover Rate            146%         119%             42%          81%          86%          98%

Net Assets, End
of Period (in
thousands)             $2,489       $6,233          $6,884       $8,284       $6,986       $6,066

(1) April 1, 2006 through October 31, 2006. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2006, the fund's fiscal year end was March 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective April 1, 2006 through March 31, 2008, the distributor voluntarily waived a portion of its distribution and service fees.

(5) Annualized.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
38

Small Cap Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                        2008      2007     2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $17.97    $15.94      $16.86
                                                      ------    ------      ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                      (0.22)    (0.27)      (0.16)

 Net Realized and Unrealized Gain (Loss)              (7.02)      3.25      (0.76)
                                                      ------    ------      ------
 Total From Investment Operations                     (7.24)      2.98      (0.92)
                                                      ------    ------      ------
Distributions

 From Net Realized Gains                              (2.29)    (0.95)          --

 From Return of Capital                               (0.47)        --          --
                                                      ------    ------      ------
 Total Distributions                                  (2.76)    (0.95)          --
                                                      ------    ------      ------
Net Asset Value, End of Period                         $7.97    $17.97      $15.94
                                                      ======    ======      ======

TOTAL RETURN(3)                                     (46.51)%    19.67%     (5.46)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      2.31%     2.30%    2.30%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                           (1.81)%   (1.66)%   (1.80)(4)

Portfolio Turnover Rate                                 146%      119%         42%

Net Assets, End of Period (in thousands)                $125      $170        $118

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
39

Small Cap Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                       2008      2007      2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                 $18.12    $15.98       $16.86
                                                     ------    ------       ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                     (0.16)    (0.19)       (0.12)

 Net Realized and Unrealized Gain (Loss)             (7.12)      3.28       (0.76)
                                                     ------    ------       ------
 Total From Investment Operations                    (7.28)      3.09       (0.88)
                                                     ------    ------       ------
Distributions

 From Net Realized Gains                             (2.29)    (0.95)           --

 From Return of Capital                              (0.47)        --           --
                                                     ------    ------       ------
 Total Distributions                                 (2.76)    (0.95)           --
                                                     ------    ------       ------
Net Asset Value, End of Period                        $8.08    $18.12       $15.98
                                                     ======    ======       ======

TOTAL RETURN(3)                                    (46.32)%    20.34%      (5.22)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.81%     1.80%     1.80%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          (1.31)%   (1.16)%   (1.30)%(4)

Portfolio Turnover Rate                                146%      119%          42%

Net Assets, End of Period (in thousands)                $78       $42          $24

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century - Mason Street Mid
Cap Growth Fund and American Century - Mason Street Small Cap Growth Fund, two
of the funds constituting American Century Mutual Funds, Inc. (the
"Corporation"), as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the seven month period ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods ended March 31, 2006 and prior were audited by other auditors whose report dated May 1, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of American Century - Mason Street Mid Cap Growth Fund and American
Century - Mason Street Small Cap Growth Fund, two of the funds constituting
American Century Mutual Funds, Inc., as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the seven month period ended October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 16, 2008

------
41

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM or the advisor); the funds'
principal underwriter, American Century Investment Services, Inc. (ACIS); and
the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment
Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
42

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc.; Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc.; Charming Shoppes, Inc.

------
43

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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44

APPROVAL OF MANAGEMENT AGREEMENTS
Mid Cap Growth and Small Cap Growth

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century
Investments, this process is referred to as the "15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor and the subadvisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Mid Cap Growth and Small Cap Growth (the
"fund") and the services provided to the fund under the management and subadvisory agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of both the advisor and the subadvisor;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

------
45

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. The directors specifically noted that with respect to the funds, the advisor had retained the subadvisor to provide the day-to-day security selection. Under the subadvisory agreement, the subadvisor is responsible for managing the investment operations and composition of the funds, including the purchase, retention, and disposition of the investments contained in the funds. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

------
46

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor and subadvisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor and subadvisor utilize teams of investment professionals
(portfolio managers, analysts, research assistants, and securities traders)
who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the
Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process comparing the funds'
performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The funds' performance was above the median for their peer groups for the one-year period and below the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the funds. The board did not consider the profitability of the subadvisor because the subadvisor is paid from the unified fee of the advisor as a result of arm's length negotiations.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices. With respect to the subadvisor, as part of its oversight responsibilities, the board approves the subadvisor's code of ethics and any changes thereto. Further, through the advisor's compliance group, the board stays abreast of any violations of the subadvisor's code.

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47

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel). The
Directors specifically noted that the subadvisory fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer groups. The unified fee charged to shareholders of each fund was below the median of the total expense ratios of its peer group. The board concluded that the management fee paid by the funds to the advisor was reasonable in light of the services provided to the Funds.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

------
48

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the funds or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additionally, the board, including all the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the subadvisory agreement between the advisor and the subadvisor, on behalf of the funds, is fair and reasonable in light of the services provided and should be renewed.

------
49

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
50

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
51

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
52

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . . . .       1-800-345-2021 or
                                                                  816-531-5575

INVESTORS USING ADVISORS. . . . . . . . . . . . . . . . . .       1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS .
.. . . . . . . . . . . . . . . . . . . . . . . . . .               1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0812
CL-ANN-62720N

[front cover]

ANNUAL REPORT
OCTOBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

NT GROWTH FUND
NT VISTA(SM) FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
October 31, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

NT GROWTH

NT VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

THE PERFECT STORM

The year ended October 31, 2008, was one of the most turbulent periods for the
U.S. equity market since the Great Depression. As the accompanying table shows, stocks declined sharply across the board as a "perfect storm" of negative influences undermined investor confidence and produced a dramatic increase in market volatility.

The biggest impact came from the credit crisis that grew out of the housing and mortgage meltdowns in 2007. Credit conditions deteriorated throughout the one-year period, culminating in a liquidity crisis that led to the downfall of a number of major financial companies. Examples included the government conservatorship of mortgage lenders Fannie Mae and Freddie Mac, the bankruptcy of brokerage firm Lehman Brothers, and the government bailout of insurer
American International Group. Despite efforts by the U.S. government and
Federal Reserve to provide systemic stability, the credit markets remained deeply troubled.

Diminishing economic activity also weighed on the stock market. After decelerating in 2007, the U.S. economy weakened further in 2008 as consumer spending stalled, the housing downturn worsened, and the unemployment rate reached its highest level since 1994. The U.S. economic slowdown spread to other parts of the world, increasing the likelihood of a global recession.

One other noteworthy factor was the parabolic rise and fall of commodity prices. Robust growth in emerging economies combined with speculative excesses boosted the prices of energy and many other commodities to record highs by mid-2008. However, the global economic slowdown led to a sharp reversal in commodity prices during the last few months of the period.

THE GROUNDWORK FOR RECOVERY

The events of the past year have been about correcting global imbalances and domestic excesses--the first step on the road to recovery. It's important to remember that the stock market is a discounting mechanism, trading on estimates of future earnings power. The market decline over the past year discounted the current economic slowdown; similarly, we would expect the market to rebound before we see improvement in the economic data. We don't know when this will happen, but the preconditions for market recovery--significant monetary stimulus and low valuations--are in place.

U.S. Stock Index Returns
For the 12 months ended October 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)        -36.80%
Russell 1000 Value Index              -36.80%
Russell 1000 Growth Index             -36.95%

RUSSELL MIDCAP INDEX                  -40.67%
Russell Midcap Value Index            -38.83%
Russell Midcap Growth Index           -42.65%

RUSSELL 2000 INDEX (SMALL-CAP)        -34.16%
Russell 2000 Value Index              -30.54%
Russell 2000 Growth Index             -37.87%

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2

PERFORMANCE
NT Growth

Total Returns as of October 31, 2008
                                            Average Annual
                                                Returns
                                1 year      Since Inception    Inception Date

INSTITUTIONAL CLASS            -33.68%          -6.09%            5/12/06

RUSSELL 1000 GROWTH
INDEX(1)                       -36.95%          -9.03%               --

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended October 31
                               2006*    2007     2008

Institutional Class            5.70%   22.12%  -33.68%

Russell 1000 Growth Index      5.28%   19.23%  -36.95%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

PORTFOLIO COMMENTARY
NT Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

PERFORMANCE SUMMARY

NT Growth returned -33.68% during the 12 months ended October 31, 2008. By comparison, NT Growth outperformed its benchmark--the Russell 1000 Growth
Index--which returned -36.95%. See the previous page for additional performance information.

The portfolio had negative returns in a year of unprecedented turmoil in financial markets. In that environment, no sector contributed positively to absolute returns; information technology shares detracted most. NT Growth held up better than the Russell index thanks to contributions from a number of sectors, led by consumer discretionary, materials, and financials shares.
Information technology was the only sector to detract meaningfully from relative results.

CONSUMER DISCRETIONARY CONTRIBUTED MOST

Outperformance in the consumer discretionary sector was driven by stock picks in the multiline and specialty retail industries. The sector was home to the number-one overall contributor to relative results, an overweight position in
Family Dollar Stores. In the specialty retail segment, performance benefited from larger-than-benchmark weightings during the period in Urban Outfitters and The TJX Companies, among others. Family Dollar Stores and The TJX
Companies, which operates the T.J. Maxx and Marshalls chains, as well as other discount retailers, are representative of a trend that benefited portfolio performance--having exposure to the stocks of low-cost retailers in this difficult economic environment.

It was a similar story in the consumer staples sector, where Wal-Mart continued to make progress on its turnaround and is seeing increased customer traffic. Wal-Mart was a top-five contributor to performance for the year.

OTHER KEY CONTRIBUTORS

Materials shares also helped relative performance, led by stock selection.
Monsanto, the world's largest seed producer, was the leading contributor in this space. It also helped to be underweight in the chemicals and metals and mining industries, which suffered from falling commodity prices and the outlook for slower economic growth and tighter credit. The portfolio had no exposure to the poorest-performing fertilizer and steel companies, led by
Mosaic and U.S. Steel, respectively.

Top Ten Holdings as of October 31, 2008
                                   % of         % of
                                net assets   net assets
                                   as of        as of
                                 10/31/08      4/30/08
Apple, Inc.                        3.4%         3.4%
Wal-Mart Stores, Inc.              3.1%         2.1%
Procter & Gamble Co. (The)         3.0%         1.3%
Cisco Systems, Inc.                2.9%         1.5%
QUALCOMM, Inc.                     2.8%         2.5%
Coca-Cola Co. (The)                2.8%         2.2%
Google, Inc., Class A              2.3%         0.9%
Oracle Corp.                       2.3%         0.8%
Raytheon Co.                       2.3%         1.9%
Union Pacific Corp.                2.2%         0.4%

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4

NT Growth

Financials shares contributed to relative performance thanks to stock selection in the insurance space, as well as underweight positions in consumer finance and thrifts. The key contribution to relative results came from an overweight position in Chubb Corporation. Chubb had an essentially flat return during an otherwise very difficult year for financials stocks because it's seen as a well-capitalized, higher-quality name.

IT, INDUSTRIALS DETRACTED

The information technology sector was the largest detractor from relative return. Stock selection in the software industry hurt performance, behind an underweight position in Microsoft, which was seen as a "safe haven" during the market turmoil. An underweight position and stock selection in IT services also detracted. Here it hurt to be underrepresented in IBM, another big safe-haven play, and overweight in Western Union and DST Systems during the period.

The industrial sector underperformed due to positioning in the electrical equipment, commercial services, road and rail, and building products industries. Stock selection was mixed, but allocation detracted--the portfolio was overweight the poor-performing electrical equipment companies, and underrepresented in the other industry segments, which held up better.

OUTLOOK

The NT Growth team's investment process focuses on large companies exhibiting sustainable improvement in their businesses. The managers have a thesis on each stock they own and devote their entire research effort toward identifying the companies in each sector and industry that they feel are likely to outperform. It is the managers' belief that owning such companies will generate outperformance over time versus the Russell 1000 Growth Index and the other funds in the large-growth peer group.

As a result, the portfolio's sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31,
2008, they found opportunity in the health care and consumer discretionary sectors, the portfolio's largest overweight positions. The most notable sector underweights were in information technology and energy shares.

Top Five Industries as of October 31, 2008
                                                 % of         % of
                                              net assets   net assets
                                                 as of        as of
                                               10/31/08      4/30/08
Health Care Equipment & Supplies                 8.1%         8.2%
Software                                         6.7%         4.3%
Communications Equipment                         5.7%         8.0%
Semiconductors & Semiconductor Equipment         5.3%         5.7%
Oil, Gas & Consumable Fuels                      5.1%         6.4%

Types of Investments in Portfolio
                                                 % of          % of
                                              net assets    net assets
                                                 as of        as of
                                               10/31/08      4/30/08
Domestic Common Stocks                           94.2%        93.1%
Foreign Common Stocks(1)                         4.6%          6.3%
TOTAL COMMON STOCKS                              98.8%        99.4%
Temporary Cash Investments                       1.5%          0.8%
Other Assets and Liabilities(2)                 (0.3)%        (0.2)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

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5

PERFORMANCE
NT Vista

Total Returns as of October 31, 2008
                                       Average Annual Returns
                            1 year        Since Inception         Inception Date

INSTITUTIONAL CLASS        -43.09%            -10.32%                5/12/06

RUSSELL MIDCAP GROWTH
INDEX(1)                   -42.65%            -13.82%                   --

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended October 31
                                  2006*     2007     2008

Institutional Class              -10.00%   49.11%  -43.09%

Russell Midcap Growth Index       0.79%    19.72%  -42.65%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
6

PORTFOLIO COMMENTARY
NT Vista

Portfolio Managers: Glenn Fogle and Brad Eixmann

PERFORMANCE SUMMARY

NT Vista returned -43.09% for the 12 months ended October 31, 2008, lagging the -42.65% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 2, equity markets declined during the reporting period against a backdrop of extreme market volatility as the subprime mortgage-driven credit crisis spread further into the economy. In this environment, mid-cap stocks underperformed their large- and small-cap counterparts, and growth-oriented shares lagged value stocks.

Within the portfolio, poor security selection in the information technology sector and an underweight allocation to the energy sector accounted for the bulk of NT Vista's underperformance relative to the benchmark. An overweight allocation to the materials sector and an overweight allocation and poor stock selection in the telecommunications sector further trimmed returns. Effective stock selection in the consumer discretionary and health care sectors helped to offset those losses.

ENERGY, INFORMATION TECHNOLOGY LED DETRACTORS

NT Vista's underweight allocation to the energy sector weighed on relative performance as oil and natural gas prices remained high for much of the reporting period, although energy prices declined sharply late in the period.
Within the sector, a stake in oil field services company Weatherford
International detracted from returns as its share price sank 48%.

Within the information technology sector, poor stock selection trimmed portfolio returns. In the communications equipment and semiconductor industries, in particular, the portfolio held overweight stakes in several laggards.

TELECOMMUNICATIONS, MATERIALS LAGGED, BUT SOME HOLDINGS GAINED

An overweight stake and stock selection in the telecommunications sector also curbed relative returns. Within the wireless telecommunications industry, the portfolio maintained an overweight in NII Holdings, Inc., which provides cellular service in burgeoning Latin American markets. Although it has benefited performance in the past, NII detracted from returns during the reporting period.

A higher standard of living in emerging markets, lower availability of farmland, and greater global focus on biofuels have translated into growing global demand for agriculture in recent reporting periods, leading to a rise in commodities prices that benefited select chemicals companies in the portfolio. During the reporting period, though, most of those holdings saw share price declines amid falling commodity prices.

Top Ten Holdings as of October 31, 2008
                                          % of         % of
                                       net assets   net assets
                                          as of        as of
                                        10/31/08      4/30/08
Dollar Tree, Inc.                         3.1%          --
SBA Communications Corp., Class A         2.5%         2.5%
Thermo Fisher Scientific, Inc.            2.4%         3.0%
Express Scripts, Inc.                     2.3%         2.2%
Midcap SPDR Trust Series 1                2.3%          --
ITT Educational Services, Inc.            2.3%         0.3%
Ross Stores, Inc.                         2.3%          --
Medco Health Solutions, Inc.              2.2%         2.2%
Quanta Services, Inc.                     2.2%         1.2%
Covidien Ltd.                             2.0%          --

------
7

NT Vista

However, Monsanto, which is a producer of genetically modified corn seed and pesticides, benefited relative performance. Not a constituent of the benchmark, Monsanto experienced relatively modest share price declines during the reporting period. Declining commodity prices drove down the share price of fertilizer company Mosaic. Because the investment team reduced portfolio exposure to the holding, Mosaic contributed to relative performance, although it weighed on relative returns.

INDUSTRIALS HOLDINGS DECLINED

In the industrials sector, we maintained an overweight position in the construction and engineering industry. Here, overweight holding Foster Wheeler declined on fears that weakening energy prices would reduce engineering and construction activity. Aerospace and defense industry overweight BE Aerospace also trimmed relative returns. The portfolio no longer holds these two positions.

CONSUMER DISCRETIONARY, HEALTH CARE CONTRIBUTED

Effective stock selection within the consumer discretionary sector partially offset relative losses derived in other sectors. Notably, an overweight stake in discount variety retailer Dollar Tree, Inc. represented the single largest contributor to NT Vista's relative performance.

Within the health care sector, an overweight position in the health care providers group benefited relative returns. Here, stakes in Express Scripts and Medco Health Solutions added to performance relative to the benchmark.

OUTLOOK

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

The reporting period was a difficult environment for growth- and momentum-oriented investment styles. Looking ahead, we remain confident in our investment beliefs that stocks which exhibit high-quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term.

Top Five Industries as of October 31, 2008
                                         % of         % of
                                      net assets   net assets
                                         as of        as of
                                       10/31/08      4/30/08
Specialty Retail                         7.4%         5.2%
Oil, Gas & Consumable Fuels              6.4%         5.9%
Health Care Providers & Services         6.1%         4.9%
Diversified Consumer Services            5.0%         0.9%
Multiline Retail                         5.0%          --

Types of Investments in Portfolio
                                         % of         % of
                                      net assets   net assets
                                        as of         as of
                                       10/31/08      4/30/08
Domestic Common Stocks                  91.2%         82.7%
Foreign Common Stocks(1)                 6.2%         14.4%
TOTAL COMMON STOCKS                     97.4%         97.1%
Temporary Cash Investments               2.4%         2.0%
Other Assets and Liabilities             0.2%         0.9%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
8

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
9

                                                     Expenses Paid
                   Beginning          Ending        During Period*    Annualized
                 Account Value    Account Value        5/1/08 -         Expense
                    5/1/08           10/31/08          10/31/08         Ratio*

NT Growth -- Institutional Class
Actual              $1,000           $705.70             $3.43           0.80%
Hypothetical        $1,000          $1,021.11            $4.06           0.80%

NT Vista -- Institutional Class
Actual              $1,000           $648.50             $3.36           0.81%
Hypothetical        $1,000          $1,021.06            $4.12           0.81%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
10

SCHEDULE OF INVESTMENTS
NT Growth

OCTOBER 31, 2008

Shares                                                                       Value

Common Stocks -- 98.8%

AEROSPACE & DEFENSE -- 3.7%
        38,700  Honeywell International, Inc.                          $ 1,178,415
        37,500  Raytheon Co.                                             1,916,625
                                                                       -----------
                                                                         3,095,040
                                                                       -----------
AIR FREIGHT & LOGISTICS -- 1.2%
        19,200  United Parcel Service, Inc., Class B                     1,013,376
                                                                       -----------
AUTO COMPONENTS -- 0.7%
        26,400  BorgWarner, Inc.                                           593,208
                                                                       -----------
BEVERAGES -- 4.3%
        52,400  Coca-Cola Co. (The)                                      2,308,744
        22,600  PepsiCo, Inc.                                            1,288,426
                                                                       -----------
                                                                         3,597,170
                                                                       -----------
BIOTECHNOLOGY -- 3.1%
        10,400  Alexion Pharmaceuticals, Inc.(1)                           423,800
        10,700  Genentech, Inc.(1)                                         887,458
        27,300  Gilead Sciences, Inc.(1)                                 1,251,705
                                                                       -----------
                                                                         2,562,963
                                                                       -----------
CAPITAL MARKETS -- 1.2%
        16,800  Northern Trust Corp.                                       946,008
         5,800  Waddell & Reed Financial, Inc., Class A                     84,216
                                                                       -----------
                                                                         1,030,224
                                                                       -----------
CHEMICALS -- 2.1%
        20,100  Monsanto Co.                                             1,788,498
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 5.7%
       139,400  Cisco Systems, Inc.(1)                                   2,477,138
        60,500  QUALCOMM, Inc.                                           2,314,730
                                                                       -----------
                                                                         4,791,868
                                                                       -----------
COMPUTERS & PERIPHERALS -- 4.5%
        26,000  Apple, Inc.(1)                                           2,797,340
        82,700  EMC Corp.(1)                                               974,206
                                                                       -----------
                                                                         3,771,546
                                                                       -----------
DIVERSIFIED -- 0.5%
        10,100  iShares Russell 1000 Growth Index Fund                     404,505
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.5%
        10,500  Bank of America Corp.                                      253,785
        14,100  Citigroup, Inc.                                            192,465
         9,500  IntercontinentalExchange, Inc.(1)                          812,820
                                                                       -----------
                                                                         1,259,070
                                                                       -----------
ELECTRIC UTILITIES -- 1.3%
        22,000  FPL Group, Inc.                                          1,039,280
                                                                       -----------

Shares                                                                       Value

ELECTRICAL EQUIPMENT -- 4.1%
        36,000  Cooper Industries Ltd., Class A                        $ 1,114,200
        45,200  Emerson Electric Co.                                     1,479,396
         9,700  Energy Conversion Devices, Inc.(1)                         331,158
         3,200  First Solar, Inc.(1)                                       459,840
                                                                       -----------
                                                                         3,384,594
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 2.6%
        13,400  National Oilwell Varco, Inc.(1)                            400,526
         9,800  Schlumberger Ltd.                                          506,170
        15,100  Transocean, Inc.(1)                                      1,243,183
                                                                       -----------
                                                                         2,149,879
                                                                       -----------
FOOD & STAPLES RETAILING -- 3.1%
        46,100  Wal-Mart Stores, Inc.                                    2,572,841
                                                                       -----------
FOOD PRODUCTS -- 2.1%
         9,400  Kellogg Co.                                                473,948
        33,000  Nestle SA                                                1,286,322
                                                                       -----------
                                                                         1,760,270
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.1%
         5,000  Alcon, Inc.                                                440,600
        18,100  Baxter International, Inc.                               1,094,869
        24,500  Becton, Dickinson & Co.                                  1,700,300
        10,000  C.R. Bard, Inc.                                            882,500
        18,600  DENTSPLY International, Inc.                               565,068
         6,400  Gen-Probe, Inc.(1)                                         301,184
         3,400  Intuitive Surgical, Inc.(1)                                587,486
        19,300  Medtronic, Inc.                                            778,369
         4,900  Mettler Toledo International, Inc.(1)                      375,046
                                                                       -----------
                                                                         6,725,422
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 1.7%
        17,100  Express Scripts, Inc.(1)                                 1,036,431
         7,900  UnitedHealth Group, Inc.                                   187,467
        12,300  VCA Antech, Inc.(1)                                        222,630
                                                                       -----------
                                                                         1,446,528
                                                                       -----------
HOUSEHOLD DURABLES -- 1.3%
        35,200  KB Home                                                    587,488
        10,500  Mohawk Industries, Inc.(1)                                 507,990
                                                                       -----------
                                                                         1,095,478
                                                                       -----------
HOUSEHOLD PRODUCTS -- 3.0%
        38,700  Procter & Gamble Co. (The)                               2,497,698
                                                                       -----------
INSURANCE -- 1.1%
        18,000  Chubb Corp.                                                932,760
                                                                       -----------
INTERNET & CATALOG RETAIL -- 0.4%
         5,300  Amazon.com, Inc.(1)                                        303,372
                                                                       -----------

------
11

NT Growth

Shares                                                                       Value

INTERNET SOFTWARE & SERVICES -- 2.3%
         5,400  Google, Inc., Class A(1)                               $ 1,940,544
                                                                       -----------
IT SERVICES -- 1.8%
        21,800  Global Payments, Inc.                                      883,118
        42,300  Western Union Co. (The)                                    645,498
                                                                       -----------
                                                                         1,528,616
                                                                       -----------
LIFE SCIENCES TOOLS & SERVICES -- 1.6%
        15,100  QIAGEN NV(1)                                               215,326
        27,100  Thermo Fisher Scientific, Inc.(1)                        1,100,260
                                                                       -----------
                                                                         1,315,586
                                                                       -----------
MACHINERY -- 0.6%
         9,257  Valmont Industries, Inc.                                   507,099
                                                                       -----------
MEDIA -- 2.7%
        62,000  DIRECTV Group, Inc. (The)(1)                             1,357,180
        30,000  Scripps Networks Interactive, Inc.                         852,000
                                                                       -----------
                                                                         2,209,180
                                                                       -----------
METALS & MINING -- 0.2%
         7,500  Newmont Mining Corp.                                       197,550
                                                                       -----------
MULTILINE RETAIL -- 3.0%
        42,000  Family Dollar Stores, Inc.                               1,130,220
        37,600  Kohl's Corp.(1)                                          1,320,888
                                                                       -----------
                                                                         2,451,108
                                                                       -----------
MULTI-UTILITIES -- 0.6%
        16,600  Public Service Enterprise Group, Inc.                      467,290
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 5.1%
         9,100  Alpha Natural Resources, Inc.(1)                           325,507
         5,800  Apache Corp.                                               477,514
        17,500  Devon Energy Corp.                                       1,415,050
        11,400  EOG Resources, Inc.                                        922,488
        20,100  Occidental Petroleum Corp.                               1,116,354
                                                                       -----------
                                                                         4,256,913
                                                                       -----------
PERSONAL PRODUCTS -- 0.8%
        18,100  Estee Lauder Cos., Inc. (The), Class A                     652,324
                                                                       -----------
PHARMACEUTICALS -- 3.0%
        16,400  Allergan, Inc.                                             650,588
         5,100  Johnson & Johnson                                          312,834
        23,400  Novo Nordisk AS B Shares                                 1,252,615
         9,500  Wyeth                                                      305,710
                                                                       -----------
                                                                         2,521,747
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.6%
        15,600  Digital Realty Trust, Inc.                                 522,288
                                                                       -----------

Shares                                                                       Value

ROAD & RAIL -- 2.2%
        27,500  Union Pacific Corp.                                    $ 1,836,175
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.3%
        56,300  Altera Corp.                                               976,805
        41,100  Intel Corp.                                                657,600
        33,900  Linear Technology Corp.                                    768,852
        86,700  Marvell Technology Group Ltd.(1)                           603,432
        38,300  Texas Instruments, Inc.                                    749,148
        36,200  Xilinx, Inc.                                               666,804
                                                                       -----------
                                                                         4,422,641
                                                                       -----------
SOFTWARE -- 6.7%
        48,370  Activision Blizzard, Inc.(1)                               602,690
        22,600  Adobe Systems, Inc.(1)                                     602,064
        71,300  Microsoft Corp.                                          1,592,129
       105,500  Oracle Corp.(1)                                          1,929,595
        11,600  salesforce.com, inc.(1)                                    359,136
        39,200  Symantec Corp.(1)                                          493,136
                                                                       -----------
                                                                         5,578,750
                                                                       -----------
SPECIALTY RETAIL -- 2.8%
        13,750  Advance Auto Parts, Inc.                                   429,000
         7,500  AnnTaylor Stores Corp.(1)                                   94,275
        55,600  Lowe's Cos., Inc.                                        1,206,520
        23,000  O'Reilly Automotive, Inc.(1)                               623,530
                                                                       -----------
                                                                         2,353,325
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 2.2%
        56,200  American Tower Corp., Class A(1)                         1,815,822
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $96,241,687)                                                      82,392,548
                                                                       -----------
Temporary Cash Investments -- 1.5%
        74,892  JPMorgan U.S. Treasury Plus Money Market Fund
                Agency Shares                                               74,892

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 8.125%,
5/15/21, valued at $1,221,436), in a joint trading account at
0.05%, dated 10/31/08, due 11/3/08 (Delivery value $1,200,005)           1,200,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,274,892)                                                        1,274,892
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 100.3%
(Cost $97,516,579)                                                      83,667,440
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (0.3)%                                   (227,820)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $83,439,620
                                                                       ===========

------
12

NT Growth

Forward Foreign Currency Exchange Contracts
                                                            Unrealized
    Contracts to Sell       Settlement Date      Value      Gain (Loss)

1,303,236     CHF for USD       11/28/08       $1,124,080        $24,307

5,989,772     DKK for USD       11/28/08        1,023,416         11,498
                                               ----------     ----------
                                               $2,147,496        $35,805
                                               ==========     ==========
(Value on Settlement Date $2,183,301)

Notes to Schedule of Investments

CHF = Swiss Franc

DKK = Danish Krone

USD = United States Dollar

(1) Non-income producing.

As of October 31, 2008, securities with an aggregate value of $2,538,937, which represented 3.0% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
13

NT Vista
OCTOBER 31, 2008

Shares                                                               Value

Common Stocks -- 97.4%

AIRLINES -- 2.6%
     27,200  AMR Corp.(1)                                        $ 277,712
     16,400  Continental Airlines, Inc., Class B(1)                310,288
     43,025  Delta Air Lines, Inc.(1)                              472,414
                                                                ----------
                                                                 1,060,414
                                                                ----------
BIOTECHNOLOGY -- 2.7%
      9,200  Alexion Pharmaceuticals, Inc.(1)                      374,900
      3,000  Celgene Corp.(1)                                      192,780
      4,500  Cephalon, Inc.(1)                                     322,740
      7,700  CSL Ltd.                                              187,675
                                                                ----------
                                                                 1,078,095
                                                                ----------
CAPITAL MARKETS -- 3.4%
      1,500  BlackRock, Inc.                                       197,010
     14,900  Charles Schwab Corp. (The)                            284,888
     12,700  Lazard Ltd., Class A                                  383,159
     11,900  Raymond James Financial, Inc.                         277,151
      4,812  Stifel Financial Corp.(1)                             210,044
                                                                ----------
                                                                 1,352,252
                                                                ----------
CHEMICALS -- 3.0%
      8,570  Monsanto Co.                                          762,559
      2,353  Syngenta AG                                           438,844
                                                                ----------
                                                                 1,201,403
                                                                ----------
COMMERCIAL BANKS -- 1.7%
      4,200  Hancock Holding Co.                                   185,472
     18,775  TCF Financial Corp.                                   333,068
      3,900  UMB Financial Corp.                                   176,787
                                                                ----------
                                                                   695,327
                                                                ----------
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
      6,200  Copart, Inc.(1)                                       216,380
     16,096  Waste Connections, Inc.(1)                            544,850
                                                                ----------
                                                                   761,230
                                                                ----------
COMPUTERS & PERIPHERALS -- 0.5%
      6,315  Diebold, Inc.                                         187,682
                                                                ----------
CONSTRUCTION & ENGINEERING -- 2.2%
     44,306  Quanta Services, Inc.(1)                              875,486
                                                                ----------
CONTAINERS & PACKAGING -- 1.8%
     27,363  Crown Holdings, Inc.(1)                               552,185
      7,500  Pactiv Corp.(1)                                       176,700
                                                                ----------
                                                                   728,885
                                                                ----------
DIVERSIFIED -- 2.3%
      8,900  Midcap SPDR Trust Series 1                            920,260
                                                                ----------

Shares                                                               Value

DIVERSIFIED CONSUMER SERVICES -- 5.0%
      4,100  Apollo Group, Inc., Class A(1)                      $ 284,991
     21,500  Corinthian Colleges, Inc.(1)                          307,020
      5,600  DeVry, Inc.                                           317,464
     10,400  ITT Educational Services, Inc.(1)                     911,560
        900  Strayer Education, Inc.                               203,643
                                                                ----------
                                                                 2,024,678
                                                                ----------
ELECTRICAL EQUIPMENT -- 1.1%
      6,300  Energy Conversion Devices, Inc.(1)                    215,082
      1,600  First Solar, Inc.(1)                                  229,920
                                                                ----------
                                                                   445,002
                                                                ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
      8,312  Amphenol Corp., Class A                               238,139
                                                                ----------
ENERGY EQUIPMENT & SERVICES -- 2.5%
      4,700  CARBO Ceramics, Inc.                                  203,369
      9,800  Dresser-Rand Group, Inc.(1)                           219,520
      3,400  Helmerich & Payne, Inc.                               116,654
      6,500  Smith International, Inc.                             224,120
     13,800  Weatherford International Ltd.(1)                     232,944
                                                                ----------
                                                                   996,607
                                                                ----------
FOOD & STAPLES RETAILING -- 0.5%
      6,800  Kroger Co. (The)                                      186,728
                                                                ----------
FOOD PRODUCTS -- 4.3%
      4,800  Campbell Soup Co.                                     182,160
      9,700  Dean Foods Co.(1)                                     212,042
     16,900  H.J. Heinz Co.                                        740,558
      3,600  Kellogg Co.                                           181,512
      4,400  Ralcorp Holdings, Inc.(1)                             297,792
      4,100  TreeHouse Foods, Inc.(1)                              124,066
                                                                ----------
                                                                 1,738,130
                                                                ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.3%
     18,300  Covidien Ltd.                                         810,507
      7,700  Edwards Lifesciences Corp.(1)                         406,868
      8,000  St. Jude Medical, Inc.(1)                             304,240
      4,700  Varian Medical Systems, Inc.(1)                       213,897
                                                                ----------
                                                                 1,735,512
                                                                ----------
HEALTH CARE PROVIDERS & SERVICES -- 6.1%
     15,300  Express Scripts, Inc.(1)                              927,333
     23,100  Medco Health Solutions, Inc.(1)                       876,645
     23,980  Omnicare, Inc.                                        661,129
                                                                ----------
                                                                 2,465,107
                                                                ----------
HOTELS, RESTAURANTS & LEISURE -- 1.2%
     10,500  Panera Bread Co., Class A(1)                          473,760
                                                                ----------

------
14

NT Vista

Shares                                                               Value

HOUSEHOLD DURABLES -- 1.4%
     12,100  Leggett & Platt, Inc.                               $ 210,056
        300  NVR, Inc.(1)                                          147,063
      9,000  Toll Brothers, Inc.(1)                                208,080
                                                                ----------
                                                                   565,199
                                                                ----------
INSURANCE -- 2.0%
      3,300  ACE Ltd.                                              189,288
      5,200  AON Corp.                                             219,960
      3,200  Axis Capital Holdings Ltd.                             91,136
      7,500  Marsh & McLennan Cos., Inc.                           219,900
      1,300  PartnerRe Ltd.                                         87,997
                                                                ----------
                                                                   808,281
                                                                ----------
INTERNET SOFTWARE & SERVICES -- 2.5%
      1,500  Equinix, Inc.(1)                                       93,630
     18,300  Netease.com, Inc. ADR(1)                              411,750
      9,100  Sohu.com, Inc.(1)                                     499,954
                                                                ----------
                                                                 1,005,334
                                                                ----------
IT SERVICES -- 0.3%
      6,600  Perot Systems Corp., Class A(1)                        94,974
                                                                ----------
LIFE SCIENCES TOOLS & SERVICES -- 2.4%
     24,200  Thermo Fisher Scientific, Inc.(1)                     982,520
                                                                ----------
MACHINERY -- 1.0%
     14,300  Briggs & Stratton Corp.                               225,368
      3,100  Flowserve Corp.                                       176,452
                                                                ----------
                                                                   401,820
                                                                ----------
MULTILINE RETAIL -- 5.0%
     12,800  Big Lots, Inc.(1)                                     312,704
     32,600  Dollar Tree, Inc.(1)                                1,239,452
     17,000  Family Dollar Stores, Inc.                            457,470
                                                                ----------
                                                                 2,009,626
                                                                ----------
OIL, GAS & CONSUMABLE FUELS -- 6.4%
      7,300  Alpha Natural Resources, Inc.(1)                      261,121
      8,500  Continental Resources, Inc.(1)                        275,315
     42,389  PetroHawk Energy Corp.(1)                             803,271
      8,800  Plains Exploration & Production Co.(1)                248,160
      5,200  Range Resources Corp.                                 219,544
      8,700  Southwestern Energy Co.(1)                            309,894
      4,000  Ultra Petroleum Corp.(1)                              186,200
      5,000  Whiting Petroleum Corp.(1)                            259,950
                                                                ----------
                                                                 2,563,455
                                                                ----------
PERSONAL PRODUCTS -- 0.8%
      4,300  Chattem, Inc.(1)                                      325,381
                                                                ----------
PHARMACEUTICALS -- 1.5%
     17,200  Perrigo Co.                                           584,800
                                                                ----------

Shares                                                               Value

PROFESSIONAL SERVICES -- 1.0%
      6,700  FTI Consulting, Inc.(1)                             $ 390,275
                                                                ----------
ROAD & RAIL -- 4.3%
     10,400  CSX Corp.                                             475,488
     10,300  Norfolk Southern Corp.                                617,382
      9,700  Union Pacific Corp.                                   647,669
                                                                ----------
                                                                 1,740,539
                                                                ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.1%
     18,300  Altera Corp.                                          317,505
     15,600  Broadcom Corp., Class A(1)                            266,448
     11,500  LDK Solar Co., Ltd.(1)                                208,840
     20,635  Microsemi Corp.(1)                                    448,605
                                                                ----------
                                                                 1,241,398
                                                                ----------
SOFTWARE -- 3.6%
     56,800  Activision Blizzard, Inc.(1)                          707,728
      4,800  Cerner Corp.(1)                                       178,704
      9,600  McAfee, Inc.(1)                                       312,480
     21,000  Symantec Corp.(1)                                     264,180
                                                                ----------
                                                                 1,463,092
                                                                ----------
SPECIALTY RETAIL -- 7.4%
     14,100  Children's Place Retail Stores, Inc. (The)(1)         471,363
     13,800  Collective Brands, Inc.(1)                            176,502
     13,900  Foot Locker, Inc.                                     203,218
      3,500  GameStop Corp., Class A(1)                             95,865
      5,200  Hibbett Sports, Inc.(1)                                92,612
     15,400  PetSmart, Inc.                                        303,226
     27,630  Ross Stores, Inc.                                     903,225
     23,500  TJX Cos., Inc. (The)                                  628,860
      4,200  Urban Outfitters, Inc.(1)                              91,308
                                                                ----------
                                                                 2,966,179
                                                                ----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
      9,500  Carter's, Inc.(1)                                     201,780
      5,200  Warnaco Group, Inc. (The)(1)                          155,012
                                                                ----------
                                                                   356,792
                                                                ----------
THRIFTS & MORTGAGE FINANCE -- 1.2%
     25,000  Hudson City Bancorp., Inc.                            470,250
                                                                ----------
TRADING COMPANIES & DISTRIBUTORS -- 0.8%
      4,000  W.W. Grainger, Inc.                                   314,280
                                                                ----------
WIRELESS TELECOMMUNICATION SERVICES -- 4.1%
      9,000  American Tower Corp., Class A(1)                      290,790
     13,000  NII Holdings, Inc.(1)                                 334,880
     48,102  SBA Communications Corp., Class A(1)                1,009,661
                                                                ----------
                                                                 1,635,331
                                                                ----------
TOTAL COMMON STOCKS
(Cost $41,478,246)                                              39,084,223
                                                                ----------

------
15

NT Vista

Shares                                                                Value

Temporary Cash Investments -- 2.4%

   73,488  JPMorgan U.S. Treasury Plus Money Market Fund
           Agency Shares                                           $ 73,488

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations,
8.125%, 5/15/21, valued at $916,077), in a joint trading
account at 0.05%, dated 10/31/08, due 11/3/08 (Delivery
value $900,004)                                                     900,000
                                                                -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $973,488)                                                     973,488
                                                                -----------

                                                                      Value
TOTAL INVESTMENT SECURITIES -- 99.8%
(Cost $42,451,734)                                              $40,057,711
                                                                -----------
OTHER ASSETS AND LIABILITIES -- 0.2%                                 77,978
                                                                -----------
TOTAL NET ASSETS -- 100.0%                                      $40,135,689
                                                                ===========

Forward Foreign Currency Exchange Contracts
                                                           Unrealized
   Contracts to Sell       Settlement Date      Value      Gain (Loss)

   208,940  AUD for USD        11/28/08         $138,517         $1,439

   415,021  CHF for USD        11/28/08          357,967          7,484
                                                --------        -------
                                                $496,484         $8,923
                                                ========        =======
(Value on Settlement Date $505,407)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

CHF = Swiss Franc

SPDR = Standard & Poor's Depositary Receipts

USD = United States Dollar

(1) Non-income producing.

As of October 31, 2008, securities with an aggregate value of $626,519, which represented 1.6% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
16

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008
                                                        NT Growth       NT Vista
ASSETS

Investment securities, at value (cost of
$97,516,579 and $42,451,734, respectively)            $83,667,440    $40,057,711

Cash                                                           --          5,542

Receivable for investments sold                           779,485      1,384,461

Receivable for forward foreign currency
exchange contracts                                         35,805          8,923

Receivable for capital shares sold                        117,161         56,723

Dividends and interest receivable                          44,810         19,804
                                                      -----------    -----------
                                                       84,644,701     41,533,164
                                                      -----------    -----------

LIABILITIES

Disbursements in excess of demand deposit cash             71,009             --

Payable for investments purchased                       1,079,258      1,372,326

Payable for capital shares purchased                          732            282

Accrued management fees                                    54,082         24,867
                                                      -----------    -----------
                                                        1,205,081      1,397,475
                                                      -----------    -----------

NET ASSETS                                            $83,439,620    $40,135,689
                                                      ===========    ===========

INSTITUTIONAL CLASS CAPITAL SHARES,
$0.01 PAR VALUE

Authorized                                            100,000,000    100,000,000
                                                      ===========    ===========
Outstanding                                            10,259,525      5,267,994
                                                      ===========    ===========

NET ASSET VALUE PER SHARE                                   $8.13          $7.62
                                                      ===========    ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)              $104,311,278    $48,601,856

Accumulated undistributed net investment
income (loss)                                             494,226        (8,523)

Accumulated net realized loss on investment
and foreign currency transactions                     (7,552,670)    (6,072,255)

Net unrealized depreciation on investments
and translation of assets and liabilities
in foreign currencies                                (13,813,214)    (2,385,389)
                                                     ------------   ------------
                                                      $83,439,620    $40,135,689
                                                     ============   ============

See Notes to Financial Statements.

------
17

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2008
                                                         NT Growth        NT Vista
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of
$5,345 and $3,950, respectively)                       $ 1,016,247       $ 160,727

Interest                                                    24,819          33,792

Securities lending, net                                     18,404              --
                                                     -------------   -------------
                                                         1,059,470         194,519
                                                     -------------   -------------

EXPENSES:

Management fees                                            713,028         337,299

Directors' fees and expenses                                 2,347           1,101

Other expenses                                               2,260           3,018
                                                     -------------   -------------
                                                           717,635         341,418
                                                     -------------   -------------

NET INVESTMENT INCOME (LOSS)                               341,835       (146,899)
                                                     -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                (7,330,998)     (5,905,681)

Foreign currency transactions                              209,362          99,281
                                                     -------------   -------------
                                                       (7,121,636)     (5,806,400)
                                                     -------------   -------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                           (28,453,054)    (15,771,652)

Translation of assets and liabilities
in foreign currencies                                       38,842          11,866
                                                     -------------   -------------
                                                      (28,414,212)    (15,759,786)
                                                     -------------   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)               (35,535,848)    (21,566,186)
                                                     -------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                      $(35,194,013)   $(21,713,085)
                                                     =============   =============

See Notes to Financial Statements.

------
18

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007

                                 NT Growth                      NT Vista
Increase
(Decrease) in
Net Assets                       2008           2007           2008           2007

OPERATIONS
Net investment
income (loss)               $ 341,835      $ 252,008    $ (146,899)    $ (123,658)

Net realized
gain (loss)               (7,121,636)      4,588,508    (5,806,400)      3,240,562

Change in net
unrealized
appreciation
(depreciation)           (28,414,212)     10,299,415   (15,759,786)     11,596,277
                         ------------   ------------   ------------   ------------
Net increase
(decrease) in net
assets resulting
from operations          (35,194,013)     15,139,931   (21,713,085)     14,713,181
                         ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income           (194,614)      (175,726)             --             --

From net
realized gains            (3,783,853)             --       (87,218)             --
                         ------------   ------------   ------------   ------------
Decrease in net
assets from
distributions             (3,978,467)      (175,726)       (87,218)             --
                         ------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from
shares sold                48,892,848     31,876,693     28,341,744     16,758,304

Payments for
shares redeemed          (14,726,562)   (17,377,762)   (11,057,975)   (12,497,498)
                         ------------   ------------   ------------   ------------
Net increase
(decrease) in net
assets from
capital share
transactions               34,166,286     14,498,931     17,283,769      4,260,806
                         ------------   ------------   ------------   ------------

NET INCREASE
(DECREASE) IN
NET ASSETS                (5,006,194)     29,463,136    (4,516,534)     18,973,987

NET ASSETS

Beginning of
period                     88,445,814     58,982,678     44,652,223     25,678,236
                         ------------   ------------   ------------   ------------

End of period             $83,439,620    $88,445,814    $40,135,689    $44,652,223
                         ============   ============   ============   ============

Accumulated
undistributed
net investment
income (loss)                $494,226       $141,260       $(8,523)         $1,921
                         ============   ============   ============   ============

TRANSACTION IN SHARES OF THE FUNDS

Sold                        4,697,976      2,849,265      2,867,449      1,590,776

Redeemed                  (1,311,665)    (1,555,417)      (926,513)    (1,118,215)
                         ------------   ------------   ------------   ------------

Net increase
(decrease)
in shares of
the funds                   3,386,311      1,293,848      1,940,936        472,561
                         ============   ============   ============   ============

See Notes to Financial Statements.

------
19

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. NT Growth Fund (NT Growth) and NT
Vista Fund (NT Vista) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. NT Growth generally invests in larger-sized companies that management believes will increase in value but may purchase companies of any size. NT Vista generally invests in companies that are medium- sized and smaller at the time of purchase that management believes will increase in value. The funds are not permitted to invest in any securities issued by companies assigned the Global
Industry Classification Standard for the tobacco industry. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of

------
20

an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

SECURITIES ON LOAN -- NT Growth may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. NT Growth continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an interpretation of FASB Statement No. 109" during the current fiscal year. All tax years for the funds remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
21

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for NT Growth ranges from 0.60% to 0.80%. The effective annual management fee for NT Growth for the year ended October 31,
2008 was 0.80%. The annual management fee for NT Vista is 0.80%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC. The funds are wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc.
(ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. NT Growth has a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2008,
were as follows:

                           NT Growth     NT Vista

Purchases                $151,920,514   $92,525,601

Proceeds from sales      $121,397,549   $75,645,982

4. SECURITIES LENDING

As of October 31, 2008, NT Growth did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. NT Growth's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by NT Growth may be delayed or limited. Investments made with cash collateral may decline in value.

5. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The funds did not borrow from either line during the year ended
October 31, 2008.

------
22

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31,
2008 and October 31, 2007 were as follows:

                                   NT Growth              NT Vista
                                2008        2007       2008       2007
DISTRIBUTIONS PAID FROM

Ordinary income              $1,297,574   $175,726      --         --

Long-term capital gains      $2,680,893      --      $87,218       --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                 NT Growth        NT Vista

Federal tax cost of investments                   $99,999,526     $44,208,595
                                                =============   =============
Gross tax appreciation of investments             $ 1,766,142     $ 1,179,651

Gross tax depreciation of investments            (18,098,228)     (5,330,535)
                                                -------------   -------------
Net tax appreciation (depreciation)
of investments                                  $(16,332,086)    $(4,150,884)
                                                =============   =============
Net tax appreciation (depreciation) on
derivatives and translation of assets and
liabilities in foreign currencies                    $ 11,619            $111
                                                -------------   -------------
Net tax appreciation (depreciation)             $(16,320,467)    $(4,150,773)
                                                =============   =============
Undistributed ordinary income                       $ 518,532              --

Accumulated capital losses                      $ (5,069,723)    $(4,315,394)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital dividends received and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2016.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 will not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
23

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

NT Growth hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2008.

For corporate taxpayers, NT Growth hereby designates $716,780, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2008 as qualified for the corporate dividends received deduction.

NT Growth and NT Vista hereby designate $2,680,893 and $87,218, respectively, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended October 31, 2008.

NT Growth hereby designates $1,102,122 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

------
24

FINANCIAL HIGHLIGHTS
NT Growth

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                   2008      2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $12.87    $10.57     $10.00
                                                -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)                   0.04(2)      0.04       0.01

 Net Realized and Unrealized Gain (Loss)         (4.19)      2.29       0.56
                                                -------   -------    -------
 Total From Investment Operations                (4.15)      2.33       0.57
                                                -------   -------    -------
Distributions

 From Net Investment Income                      (0.03)    (0.03)         --

 From Net Realized Gains                         (0.56)        --         --
                                                -------   -------    -------
 Total Distributions                             (0.59)    (0.03)         --
                                                -------   -------    -------
Net Asset Value, End of Period                   $ 8.13    $12.87     $10.57
                                                =======   =======    =======

TOTAL RETURN(3)                                (33.68)%    22.12%      5.70%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                                0.80%     0.80%   0.80%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets                      0.38%     0.35%   0.36%(4)

Portfolio Turnover Rate                            136%      140%        57%

Net Assets, End of Period (in thousands)        $83,440   $88,446    $58,983

(1) May 12, 2006 (fund inception) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

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25

NT Vista

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                   2008         2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $13.42        $9.00        $10.00
                                              ---------    ---------     ---------
Income From Investment Operations

 Net Investment Income (Loss)                 (0.04)(2)       (0.04)        (0.01)

 Net Realized and Unrealized
 Gain (Loss)                                     (5.73)         4.46        (0.99)
                                              ---------    ---------     ---------
 Total From Investment Operations                (5.77)         4.42        (1.00)
                                              ---------    ---------     ---------
Distributions

 From Net Realized Gains                         (0.03)           --            --
                                              ---------    ---------     ---------
Net Asset Value, End of Period                    $7.62       $13.42         $9.00
                                              =========    =========     =========

TOTAL RETURN(3)                                (43.09)%       49.11%      (10.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                                0.81%        0.80%      0.80%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets                    (0.35)%      (0.36)%    (0.27)%(4)

Portfolio Turnover Rate                            183%         147%          109%

Net Assets, End of Period
(in thousands)                                  $40,136      $44,652       $25,678

(1) May 12, 2006 (fund inception) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of NT Growth Fund and NT Vista Fund, two of the funds constituting American Century Mutual Funds, Inc. (the
"Corporation"), as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of NT Growth Fund and NT Vista Fund, two of the funds constituting
American Century Mutual Funds, Inc., as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 16, 2008

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27

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM or the advisor); the funds'
principal underwriter, American Century Investment Services, Inc. (ACIS); and
the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment
Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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28

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc.; Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc.; Charming Shoppes, Inc.

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

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29

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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30

APPROVAL OF MANAGEMENT AGREEMENTS
NT Growth and NT Vista

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning NT Growth and NT Vista (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds;

* reports on the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of

------
31

the funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process

------
32

comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The funds'
performance for both the one- and three-year periods was above the median for their peer groups.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the funds.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is

------
33

responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval.
The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds'
peer groups. The unified fee charged to shareholders of NT Growth was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of NT Vista was in the lowest quartile of the total expense ratios of its peer group. The board concluded that the management fee paid by the funds to the advisor was reasonable in light of the services provided to the funds.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

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34

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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35

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
36

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AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0812
CL-ANN-62721N

ITEM 2. CODE OF ETHICS.

(a)       The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)       No response required.

(c)       None.

(d)       None.

(e)       Not applicable.

(f)       The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as  Exhibit  12  (a)(1) to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591,  on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    John  R.  Whitten,  Thomas  A.  Brown  and  Gale  E.  Sayers  are  the
          registrant's  designated audit committee  financial experts.  They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2007:  $315,101
          FY 2008:  $317,528

(b)       Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2007:  $4,491
          FY 2008:  $0

          These services  included  review of federal and state income tax forms during the fiscal year 2007.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(d)       All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2007:  $152,811
          FY 2008:  $ 80,618

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)       The  schedule  of  investments  is  included  as part of the report to stockholders filed under Item 1 of this Form.

(b)       Not applicable.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed  as  Exhibit  12(a)(1)  to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Certified  Shareholder  Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY MUTUAL FUNDS, INC.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President

Date:    December 26, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------
         Name:   Jonathan S. Thomas
         Title:  President
                 (principal executive officer)

Date:    December 26, 2008

By:      /s/  Robert J. Leach
         ---------------------------------------
         Name:   Robert J. Leach
         Title:  Vice President, Treasurer, and
                 Chief Financial Officer
                 (principal financial officer)

Date:    December 26, 2008